EXHIBIT 99.1

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MORGAN STANLEY                                                     July 19, 2005
Securitized Products Group
                            [LOGO OF MORGAN STANLEY]

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                             Computational Materials




                                 $1,134,609,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                Series 2005-WMC6



                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 19, 2005
Securitized Products Group
                            [LOGO OF MORGAN STANLEY]

--------------------------------------------------------------------------------

                          Approximately $1,134,609,000
               Morgan Stanley ABS Capital I Inc. Series 2005-WMC6

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                       Countrywide Home Loans Servicing LP
                                    Servicer

                             Transaction Highlights
                             ----------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                        Modified
                                                                      Avg Life to       Duration
Offered                                     Expected Ratings            Call /          To Call /       Payment Window To
Classes   Description   Balance(4)   (S&P / Moody's / Fitch / DBRS)    Mty(1)(2)      Mty(1)(2)(3)       Call / Mty(1)(2)
--------------------------------------------------------------------------------------------------------------------------
 A-1ss    Not Offered   315,261,000         AAA/Aaa/AAA/AAA           2.33 / 2.56                ***Not Offered***
--------------------------------------------------------------------------------------------------------------------------
 A-1mz    Not Offered   78,816,000          AAA/Aaa/AAA/AAA           2.33 / 2.56                ***Not Offered***
--------------------------------------------------------------------------------------------------------------------------
 A-2a       Floater     340,000,000         AAA/Aaa/AAA/AAA           1.00 / 1.00      0.97 / 0.97       1 - 27 / 1 - 27
--------------------------------------------------------------------------------------------------------------------------
 A-2b       Floater     100,422,000         AAA/Aaa/AAA/AAA           3.00 / 3.00      2.82 / 2.82      27 - 55 / 27 - 55
--------------------------------------------------------------------------------------------------------------------------
 A-2c       Floater     92,000,000          AAA/Aaa/AAA/AAA           6.31 / 7.46      5.58 / 6.37      55 - 87 / 55 - 183
--------------------------------------------------------------------------------------------------------------------------
  M-1       Floater     42,915,000       AA+/Aa1/AA+/AA (High)        4.98 / 5.53      4.47 / 4.85      43 - 87 / 43 - 166
--------------------------------------------------------------------------------------------------------------------------
  M-2       Floater     37,625,000            AA/Aa2/AA/AA            4.92 / 5.45      4.42 / 4.78      41 - 87 / 41 - 159
--------------------------------------------------------------------------------------------------------------------------
  M-3       Floater     25,866,000        AA-/Aa3/AA-/AA (Low)        4.89 / 5.40      4.39 / 4.74      40 - 87 / 40 - 152
--------------------------------------------------------------------------------------------------------------------------
  M-4       Floater     19,988,000         A+/A1/A+/A (High)          4.87 / 5.36      4.36 / 4.69      39 - 87 / 39 - 146
--------------------------------------------------------------------------------------------------------------------------
  M-5       Floater     19,400,000              A/A2/A/A              4.85 / 5.31      4.34 / 4.66      39 - 87 / 39 - 140
--------------------------------------------------------------------------------------------------------------------------
  M-6       Floater     16,461,000          A-/A3/A-/A (Low)          4.85 / 5.28      4.32 / 4.63      38 - 87 / 38 - 134
--------------------------------------------------------------------------------------------------------------------------
  B-1       Floater     17,636,000     BBB+/Baa1/BBB+/BBB (High)      4.83 / 5.22      4.24 / 4.50      38 - 87 / 38 - 128
--------------------------------------------------------------------------------------------------------------------------
  B-2       Floater     16,461,000          BBB/Baa2/BBB/BBB          4.83 / 5.16      4.21 / 4.43      38 - 87 / 38 - 119
--------------------------------------------------------------------------------------------------------------------------
  B-3       Floater     11,758,000      BBB-/Baa3/BBB-/BBB (Low)      4.81 / 5.05      4.14 / 4.30      37 - 87 / 37 - 109
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------
             Initial
Offered   Subordination
Classes       Level         Benchmark
=======================================
 A-1ss            21.20%   1 Mo. LIBOR
---------------------------------------
 A-1mz            21.20%   1 Mo. LIBOR
---------------------------------------
 A-2a             21.20%   1 Mo. LIBOR
---------------------------------------
 A-2b             21.20%   1 Mo. LIBOR
---------------------------------------
 A-2c             21.20%   1 Mo. LIBOR
---------------------------------------
  M-1             17.55%   1 Mo. LIBOR
---------------------------------------
  M-2             14.35%   1 Mo. LIBOR
---------------------------------------
  M-3             12.15%   1 Mo. LIBOR
---------------------------------------
  M-4             10.45%   1 Mo. LIBOR
---------------------------------------
  M-5              8.80%   1 Mo. LIBOR
---------------------------------------
  M-6              7.40%   1 Mo. LIBOR
---------------------------------------
  B-1              5.90%   1 Mo. LIBOR
---------------------------------------
  B-2              4.50%   1 Mo. LIBOR
---------------------------------------
  B-3              3.50%   1 Mo. LIBOR
---------------------------------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.

        (2)  Based on the pricing prepayment speed.  See details below.

        (3)  Assumes pricing at par.

        (4)  Bond sizes subject to a variance of plus or minus 5%.


Issuer:                          Morgan Stanley ABS Capital I Inc. Trust
                                 2005-WMC6.

Depositor:                       Morgan Stanley ABS Capital I Inc.

Originators:                     WMC Mortgage Corp.

Servicers:                       Countrywide Home Loans Inc.

Swap Counterparty:               [Morgan Stanley Capital Services]

Trustee and Swap
Administrator:                   Wells Fargo Bank, N.A.

Managers:                        Morgan Stanley (lead manager), Countrywide
                                 Securities Corp. and Utendahl Capital Partners,
                                 L.P.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Rating Agencies:                 Standard & Poor's, Moody's Investors Service,
                                 Fitch Ratings and Dominion Bond Rating Service.

Offered Certificates:            The Class A-1mz, A-2a, A-2b, A-2c, M-1, M-2,
                                 M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                 Certificates.

Class A Certificates:            The Class A-1ss, A-1mz, A-2a, A-2b and A-2c
                                 Certificates.

Group I Class A Certificates:    The Class A-1ss and Class A-1mz Certificates.

Group II Class A Certificates:   The Class A-2a, Class A-2b and Class A-2c
                                 Certificates.

Class A Certificate Group:       The Group I Class A Certificates and Group II
                                 Class A Certificates, as applicable.

Expected Closing Date:           August 11, 2005 through DTC and Euroclear or
                                 Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                    July 1, 2005

Distribution Dates:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning August 25, 2005.

Final Scheduled Distribution
Date:                            For all Offered Certificates, the Distribution
                                 Date occurring in July 2035.

Minimum Denomination:            The Offered Certificates will be issued and
                                 available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:                      For any Distribution Date, the calendar month
                                 preceding the month in which that Distribution
                                 Date occurs.

Interest Accrual Period:         The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                 Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                  The Trust will consist of two groups of
                                 adjustable and fixed rate sub-prime
                                 residential, first-lien and second-lien
                                 mortgage loans.

Group I Mortgage Loans:          Approximately $500.1 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Group II Mortgage Loans:         Approximately $675.7 million of Mortgage Loans
                                 with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae and Freddie Mac.

Pricing Prepayment Speed:        o Fixed Rate Mortgage Loans: CPR starting at
                                 approximately 4% CPR in month 1 and increasing to 23% CPR in month 16 (19%/15 increase for each month), and remaining at 23% CPR thereafter

                                 o ARM Mortgage Loans: 28% CPR

Credit Enhancement:              The Offered Certificates are credit enhanced
                                 by:

                                 1) Net Swap Payments received from the Swap Provider (if any),

                                 2)    Net monthly excess cashflow from the
                                       Mortgage Loans,

                                 3)    3.50% overcollateralization (funded
                                       upfront). On and after the Step-down
                                       Date, so long as a Trigger Event is not
                                       in effect, the required
                                       overcollateralization will equal 7.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                                 4)    Subordination of distributions on the
                                       more subordinate classes of certificates
                                       (if applicable) to the required
                                       distributions on the more senior classes of certificates.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Senior Enhancement Percentage:   For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                 Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period.

Step-down Date:                  The later to occur of:

                                 (x)   The earlier of:

                                 (a) The Distribution Date occurring in August 2008; and

                                 (b)   The Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and

                                 (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 42.40%.

Trigger Event:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date the 60 Day+ Rolling Average (the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) equals or exceeds a given percentage of the prior period's Enhancement Percentage to the bond specified below:

                                 Class A Certificates remain outstanding              [37.50%] of the Senior Enhancement Percentage

                                 On and after Class A pays off                                [45.00%] of the Class M-1 Enhancement
                                 Percentage

Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on
                                 any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                                 Prepayment Period divided by the aggregate
                                 Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 25- 36          [1.45] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.80] for each month
                                                        thereafter (e.g.,
                                                        [2.350] in Month 31)

                                 Months 37- 48          [3.25] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.90] for each month
                                                        thereafter (e.g.,
                                                        [4.200] in Month 43)

                                 Months 49- 60          [5.15] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.50] for each month
                                                        thereafter (e.g.,
                                                        [5.900] in Month 55)

                                 Months 61- 72          [6.65] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [0.80] for each month
                                                        thereafter (e.g.,
                                                        [7.050] in Month 67)

                                 Months 73- thereafter  [7.45]

Sequential Trigger Event:        A Sequential Trigger Event is in effect on any
                                 Distribution Date if, before the 25th
                                 Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                                 Period divided by the aggregate Stated
                                 Principal Balance of the mortgage loans as of the cut-off date exceeds [1.45%], or if, on or after the 25th Distribution Date, a Trigger
                                 Event is in effect.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Initial Subordination            Class A:            21.20%
Percentage:                      Class M-1:          17.55%
                                 Class M-2:          14.35%
                                 Class M-3:          12.15%
                                 Class M-4:          10.45%
                                 Class M-5:           8.80%
                                 Class M-6:           7.40%
                                 Class B-1:           5.90%
                                 Class B-2:           4.50%
                                 Class B-3:           3.50%

Optional Clean-up Call:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Group I Class A Certificates
Pass-Through Rate:               The Class A-1ss and A-1mz Certificates will
                                 accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group I Cap and (iii) the WAC
                                 Cap.

Group II Class A Certificates
Pass-Through Rate:               The Class A-2a, A-2b and A-2c Certificates will
                                 accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group II Cap and (iii) the WAC
                                 Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-3 Pass-Through Rate:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-4 Pass-Through Rate:     The Class M-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-5 Pass-Through Rate:     The Class M-5 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-6 Pass-Through Rate:     The Class M-6 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-1 Pass-Through Rate:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-2 Pass-Through Rate:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-3 Pass-Through Rate:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

WAC Cap: For any Distribution Date, the weighted average of the interest rates for each mortgage loan (in each case, less the applicable Expense Fee
                                 Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                For any Distribution Date, the weighted average
                                 of the interest rates for each group I mortgage loan (in each case, less the applicable Expense
                                 Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment
                                 Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:               For any Distribution Date, the weighted average
                                 of the interest rates for each group II
                                 mortgage loan (in each case, less the
                                 applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                                 Interest Accrual Period.

Swap Payment Rate                For any Distribution Date, a fraction, the
                                 numerator of which is any Net Swap Payment or Swap Termination Payment owed to the Swap
                                 Counterparty for such Distribution Date and the denominator of which is the Stated Principal
                                 Balance of the Mortgage Loans at the beginning of the related due period, multiplied by 12.

Group I Class A Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for each of the Group I Class A
                                 Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group I Class A Certificates Pass-Through Rate
                                          (without regard to the Loan Group I
                                          Cap or WAC Cap) over interest due such
                                          Certificates at a rate equal to the
                                          lesser of the Loan Group I Cap or WAC
                                          Cap;

                                 (ii) Any Group I Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the related Group I Class A Certificates Pass-Through Rate
                                          (without regard to the Loan Group I
                                          Cap or WAC Cap).

Group II Class A Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for each of the Group II Class
                                 A Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group II Class A Certificates Pass-Through Rate
                                          (without regard to the Loan Group II
                                          Cap or WAC Cap) over interest due such
                                          Certificates at a rate equal to the
                                          lesser of the Loan Group II Cap or WAC
                                          Cap;

                                 (ii) Any Group II Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the related Group II Class A Certificates Pass-Through Rate
                                          (without regard to the Loan Group II
                                          Cap or WAC Cap).

Class M-1, M-2, M-3,
M-4, M-5, M-6, B-1, B-2
and B-3 Basis Risk Carry
Forward Amounts:                 As to any Distribution Date, the supplemental
                                 interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                 Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                 (ii)     Any Basis Risk Carry Forward Amount
                                          for such class remaining unpaid for
                                          such Certificate from prior
                                          Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Interest Distributions on
Offered Certificates:            On each Distribution Date and after payments of
                                 servicing and trustee fees and other expenses, including any Net Swap Payments and any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty, interest distributions from the
                                 Interest Remittance Amount will be allocated as follows:

                                 (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group I Class A Certificates and second, pro rata to the Group II Class A Certificates;

                                 (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates;

                                 (iii)    To the Class M-1 Certificates, its
                                          Accrued Certificate Interest;

                                 (iv)     To the Class M-2 Certificates, its
                                          Accrued Certificate Interest;

                                 (v)      To the Class M-3 Certificates, its
                                          Accrued Certificate Interest;

                                 (vi)     To the Class M-4 Certificates, its
                                          Accrued Certificate Interest;

                                 (vii)    To the Class M-5 Certificates, its
                                          Accrued Certificate Interest;

                                 (viii)   To the Class M-6 Certificates, its
                                          Accrued Certificate Interest;

                                 (ix)     To the Class B-1 Certificates, its
                                          Accrued Certificate Interest;

                                 (x)      To the Class B-2 Certificates, its
                                          Accrued Certificate Interest; and

                                 (xi)     To the Class B-3 Certificates, its
                                          Accrued Certificate Interest.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Principal Distributions on
Offered Certificates:            On each Distribution Date (a) prior to the
                                 Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to cover any Net Swap Payments and any Swap Termination Payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                                 (ii) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances have been reduced to zero;

                                 (iii) to the Class M-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (iv) to the Class M-2 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (v) to the Class M-3 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (vi) to the Class M-4 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (vii) to the Class M-5 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (viii) to the Class M-6 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (ix) to the Class B-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                                 (x) to the Class B-2 Certificates, until the Certificate Principal Balance has been reduced to zero; and

                                 (xi) to the Class B-3 Certificates, until the Certificate Principal Balance has been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to cover any Net Swap Payment and any Swap Termination Payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                                 (ii)     to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                 (iii)    to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (iv)     to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (v)      to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (vi)     to the Class M-4 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-4
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (vii)    to the Class M-5 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-5
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (viii)   to the Class M-6 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-6
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (ix)     to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (x)      to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                 (xi)     to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Class A Principal
Allocation:                      Except as described below, the Group II Class A
                                 Certificates will receive principal
                                 sequentially; the Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a
                                 Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate
                                 Principal Balance of the Class A-2b
                                 Certificates has been reduced to zero.

                                 All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                                 However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                 Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions to such classes will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2a, Class A-2b and Class A-2c Certificates.

Swap Payment Allocation:         For a given Certificate Class of Certificates
                                 outstanding, a pro rata share of the Net Swap
                                 Payment owed by the Swap Counterparty (if any), based on the outstanding Certificate Balance of that Class.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Swap Payment Priority:           All payments due under the Swap Agreement and
                                 any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap
                                 Account, and allocated in the following order of priority:

                                 (i) to pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

                                 (ii) to pay any Swap Termination Payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

                                 (iii)      to the Class A-1ss, A-1mz, A-2a,
                                            A-2b and A-2c Certificates, Current
                                            Interest and Carryforward Interest,
                                            on a pro rata basis, to the extent
                                            not yet paid;

                                 (iv)       to the Class M-1, M-2, M-3, M-4,
                                            M-5, M-6, B-1, B-2 and B-3
                                            Certificates, Current Interest and
                                            Carryforward Interest, sequentially
                                            and in that order, to the extent not
                                            yet paid;

                                 (v)        to be paid as principal, in
                                            accordance with the principal
                                            distribution rules in effect for
                                            such Distribution Date, as needed to
                                            maintain the Overcollateralization
                                            Target;

                                 (vi)       concurrently, to the Class A-1ss,
                                            A-1mz, A-2a, A-2b and A-2c
                                            Certificates, any Basis Risk Carry
                                            Forward Amount for such Class up to
                                            the respective Swap Payment
                                            Allocation, to the extent not yet
                                            paid;

                                 (vii) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                            Certificates, any Basis Risk Carry
                                            Forward Amount for such Class up to
                                            the respective Swap Payment
                                            Allocation, to the extent not yet
                                            paid;

                                 (viii)     concurrently to Class A
                                            Certificates, Class M Certificates,
                                            and Class B Certificates, any unpaid
                                            Basis Risk Carryforward Amount, pro
                                            rata based on need;

                                 (ix) sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, and
                                            B-3 Certificates the allocated
                                            unreimbursed realized loss amount,
                                            to the extent not yet paid;

                                 (x) to pay any Swap Termination Payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

                                 (xi) all remaining amounts to the holder of the Class X Certificate.

Allocation of Net Monthly
Excess Cashflow:                 For any Distribution Date, any Net Monthly
                                 Excess Cashflow shall be paid as follows:


                                 (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                                 (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                                 (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                                 (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                                 (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                                 (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                                 (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                                 (viii) to the Class M-4 Certificates, the allocated unreimbursed realized loss amount;

                                 (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                                 (x) to the Class M-5 Certificates, the allocated unreimbursed realized loss amount;

                                 (xi) to the Class M-6 Certificates, the unpaid interest shortfall amount;

                                 (xii) to the Class M-6 Certificates, the allocated unreimbursed realized loss amount;

                                 (xiii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                                 (xiv) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                                 (xv) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                                 (xvi) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                                 (xvii) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                                 (xviii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                                 (xix)      concurrently, any Group I Class A
                                            Basis Risk Carry Forward Amount to
                                            the Group I Class A Certificates,
                                            and any Group II Class A Basis Risk
                                            Carry Forward Amount to the Group II
                                            Class A Certificates; and

                                 (xx) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                            Certificates, in such order, any
                                            Basis Risk Carry Forward Amount for
                                            such classes.

Interest Remittance Amount:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution Amount:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution
Amount: On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution
Amount: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over
                                 (y) the sum of interest payable on the
                                 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                 Distribution Date.

Class A Principal Allocation
Percentage:                      For any Distribution Date, the percentage
                                 equivalent of a fraction, determined as
                                 follows: (i) in the case of the Group I Class A
                                 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal Distribution
Amount: For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class M-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class M-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.30% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Class M-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class M-4 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.10% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class M-5 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class M-6 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.20% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class
                                 B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.20% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Class B-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,878,804.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is anticipated that none of the Offered
                                 Certificates will be SMMEA eligible.

Prospectus:                      The Class A-1ss, Class A-1mz, Class A-2a, Class
                                 A-2b, Class A-2c, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6, Class
                                 B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                 (together, the "Prospectus"). Complete
                                 information with respect to the Offered
                                 Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                 Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-1ss  WAL (yrs)                    4.86          4.07         3.24          2.33          1.69          1.19          0.97
        First Payment Date         8/25/2005    8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     1/25/2008
        Window                      1 - 176      1 - 149       1 - 119       1 - 87        1 - 68        1 - 54        1 - 30
----------------------------------------------------------------------------------------------------------------------------------
 A-1mz  WAL (yrs)                    4.86          4.07         3.24          2.33          1.69          1.19          0.97
        First Payment Date         8/25/2005    8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     1/25/2008
        Window                      1 - 176      1 - 149       1 - 119       1 - 87        1 - 68        1 - 54        1 - 30
----------------------------------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                    2.09          1.73         1.37          1.00          0.78          0.62          0.51
        First Payment Date         8/25/2005    8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity    4/25/2010    6/25/2009     8/25/2008    10/25/2007     4/25/2007    12/25/2006     9/25/2006
        Window                      1 - 57        1 - 47       1 - 37        1 - 27        1 - 21        1 - 17        1 - 14
----------------------------------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                    6.78          5.64         4.45          3.00          2.12          1.70          1.40
        First Payment Date         4/25/2010    6/25/2009     8/25/2008    10/25/2007     4/25/2007    12/25/2006     9/25/2006
        Expected Final Maturity   12/25/2014    6/25/2013    10/25/2011     2/25/2010     2/25/2008     8/25/2007     4/25/2007
        Window                     57 - 113      47 - 95       37 - 75       27 - 55       21 - 31       17 - 25       14 - 21
----------------------------------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                    12.93        10.87         8.65          6.31          4.37          2.52          2.05
        First Payment Date        12/25/2014    6/25/2013    10/25/2011     2/25/2010     2/25/2008     8/25/2007     4/25/2007
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     1/25/2008
        Window                     113 - 176     95 - 149     75 - 119       55 - 87       31 - 68       25 - 54       21 - 30
----------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                    9.67          8.11         6.45          4.98          4.73          4.46          3.66
        First Payment Date         3/25/2010    6/25/2009     8/25/2008     2/25/2009     9/25/2009     1/25/2010     1/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       43 - 87       50 - 68       54 - 54       30 - 45
----------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL (yrs)                    9.67          8.11         6.45          4.92          4.44          4.46          3.71
        First Payment Date         3/25/2010    6/25/2009     8/25/2008    12/25/2008     5/25/2009     1/25/2010     4/25/2009
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       41 - 87       46 - 68       54 - 54       45 - 45
----------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL (yrs)                    9.67          8.11         6.45          4.89          4.28          4.29          3.61
        First Payment Date         3/25/2010    6/25/2009     8/25/2008    11/25/2008     3/25/2009     8/25/2009     1/25/2009
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       40 - 87       44 - 68       49 - 54       42 - 45
----------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL (yrs)                    9.67          8.11         6.45          4.87          4.20          4.06          3.39
        First Payment Date         3/25/2010    6/25/2009     8/25/2008    10/25/2008     1/25/2009     5/25/2009    10/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       39 - 87       42 - 68       46 - 54       39 - 45
----------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL (yrs)                    9.67          8.11         6.45          4.85          4.14          3.90          3.26
        First Payment Date         3/25/2010    6/25/2009     8/25/2008    10/25/2008    12/25/2008     3/25/2009     8/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       39 - 87       41 - 68       44 - 54       37 - 45
----------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL (yrs)                    9.67          8.11         6.45          4.85          4.10          3.80          3.17
        First Payment Date         3/25/2010    6/25/2009     8/25/2008     9/25/2008    11/25/2008     2/25/2009     7/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       38 - 87       40 - 68       43 - 54       36 - 45
----------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL (yrs)                    9.67          8.11         6.45          4.83          4.06          3.70          3.09
        First Payment Date         3/25/2010    6/25/2009     8/25/2008     9/25/2008    10/25/2008    12/25/2008     5/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       38 - 87       39 - 68       41 - 54       34 - 45
----------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL (yrs)                    9.67          8.11         6.45          4.83          4.03          3.63          3.02
        First Payment Date         3/25/2010    6/25/2009     8/25/2008     9/25/2008    10/25/2008    11/25/2008     4/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       38 - 87       39 - 68       40 - 54       33 - 45
----------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL (yrs)                    9.67          8.11         6.45          4.81          4.00          3.58          2.98
        First Payment Date         3/25/2010    6/25/2009     8/25/2008     8/25/2008     9/25/2008    10/25/2008     4/25/2008
        Expected Final Maturity    3/25/2020    12/25/2017    6/25/2015    10/25/2012     3/25/2011     1/25/2010     4/25/2009
        Window                     56 - 176      47 - 149     37 - 119       37 - 87       38 - 68       39 - 54       33 - 45
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
 A-1ss  WAL (yrs)                    5.16          4.37          3.51          2.56          1.87          1.24          0.97
        First Payment Date         8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity   10/25/2032     4/25/2030     5/25/2026     3/25/2021     6/25/2018    12/25/2015     1/25/2008
        Window                      1 - 327       1 - 297       1 - 250       1 - 188       1 - 155       1 - 125       1 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 A-1mz  WAL (yrs)                    5.16          4.37          3.51          2.56          1.87          1.24          0.97
        First Payment Date         8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity   10/25/2032     4/25/2030     5/25/2026     3/25/2021     6/25/2018    12/25/2015     1/25/2008
        Window                      1 - 327       1 - 297       1 - 250       1 - 188       1 - 155       1 - 125       1 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                    2.09          1.73          1.37          1.00          0.78          0.62          0.51
        First Payment Date         8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005     8/25/2005
        Expected Final Maturity    4/25/2010     6/25/2009     8/25/2008    10/25/2007     4/25/2007    12/25/2006     9/25/2006
        Window                      1 - 57        1 - 47        1 - 37        1 - 27        1 - 21        1 - 17        1 - 14
-----------------------------------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                    6.78          5.64          4.45          3.00          2.12          1.70          1.40
        First Payment Date         4/25/2010     6/25/2009     8/25/2008    10/25/2007     4/25/2007    12/25/2006     9/25/2006
        Expected Final Maturity   12/25/2014     6/25/2013    10/25/2011     2/25/2010     2/25/2008     8/25/2007     4/25/2007
        Window                     57 - 113       47 - 95       37 - 75       27 - 55       21 - 31       17 - 25       14 - 21
-----------------------------------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                    14.66         12.52         10.10         7.46          5.22          2.58          2.05
        First Payment Date        12/25/2014     6/25/2013    10/25/2011     2/25/2010     2/25/2008     8/25/2007     4/25/2007
        Expected Final Maturity   10/25/2032     2/25/2030     1/25/2026    10/25/2020    11/25/2017     3/25/2015     1/25/2008
        Window                     113 - 327     95 - 295      75 - 246      55 - 183      31 - 148      25 - 116       21 - 30
-----------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                    10.46         8.86          7.12          5.53          5.15          6.81          5.90
        First Payment Date         3/25/2010     6/25/2009     8/25/2008     2/25/2009     9/25/2009    12/25/2010     1/25/2008
        Expected Final Maturity    1/25/2030     2/25/2027     4/25/2023     5/25/2019     5/25/2016    10/25/2014     2/25/2014
        Window                     56 - 294      47 - 259      37 - 213      43 - 166      50 - 130      65 - 111      30 - 103
-----------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL (yrs)                    10.43         8.84          7.09          5.45          4.84          5.13          4.34
        First Payment Date         3/25/2010     6/25/2009     8/25/2008    12/25/2008     5/25/2009     1/25/2010     5/25/2009
        Expected Final Maturity    4/25/2029     4/25/2026     7/25/2022    10/25/2018    11/25/2015    11/25/2013     5/25/2012
        Window                     56 - 285      47 - 249      37 - 204      41 - 159      46 - 124      54 - 100       46 - 82
-----------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL (yrs)                    10.41         8.81          7.07          5.40          4.67          4.61          3.86
        First Payment Date         3/25/2010     6/25/2009     8/25/2008    11/25/2008     3/25/2009     8/25/2009     1/25/2009
        Expected Final Maturity    6/25/2028     6/25/2025    10/25/2021     3/25/2018     5/25/2015     6/25/2013     1/25/2012
        Window                     56 - 275      47 - 239      37 - 195      40 - 152      44 - 118       49 - 95       42 - 78
-----------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL (yrs)                    10.38         8.78          7.04          5.36          4.57          4.37          3.64
        First Payment Date         3/25/2010     6/25/2009     8/25/2008    10/25/2008     1/25/2009     5/25/2009    10/25/2008
        Expected Final Maturity    9/25/2027     9/25/2024     2/25/2021     9/25/2017     1/25/2015     2/25/2013    10/25/2011
        Window                     56 - 266      47 - 230      37 - 187      39 - 146      42 - 114       46 - 91       39 - 75
-----------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL (yrs)                    10.34         8.74          7.02          5.31          4.49          4.20          3.49
        First Payment Date         3/25/2010     6/25/2009     8/25/2008    10/25/2008    12/25/2008     3/25/2009     8/25/2008
        Expected Final Maturity    1/25/2027     1/25/2024     7/25/2020     3/25/2017     8/25/2014    11/25/2012     7/25/2011
        Window                     56 - 258      47 - 222      37 - 180      39 - 140      41 - 109       44 - 88       37 - 72
-----------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL (yrs)                    10.29         8.70          7.01          5.28          4.43          4.07          3.38
        First Payment Date         3/25/2010     6/25/2009     8/25/2008     9/25/2008    11/25/2008     2/25/2009     7/25/2008
        Expected Final Maturity    3/25/2026     4/25/2023     5/25/2020     9/25/2016     3/25/2014     7/25/2012     4/25/2011
        Window                     56 - 248      47 - 213      37 - 178      38 - 134      40 - 104       43 - 84       36 - 69
-----------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL (yrs)                    10.22         8.64          6.96          5.22          4.36          3.95          3.28
        First Payment Date         3/25/2010     6/25/2009     8/25/2008     9/25/2008    10/25/2008    12/25/2008     5/25/2008
        Expected Final Maturity    5/25/2025     6/25/2022    11/25/2019     3/25/2016    10/25/2013     3/25/2012    12/25/2010
        Window                     56 - 238      47 - 203      37 - 172      38 - 128       39 - 99       41 - 80       34 - 65
-----------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL (yrs)                    10.11         8.54          6.87          5.16          4.27          3.84          3.18
        First Payment Date         3/25/2010     6/25/2009     8/25/2008     9/25/2008    10/25/2008    11/25/2008     4/25/2008
        Expected Final Maturity    3/25/2024     6/25/2021    12/25/2018     6/25/2015     4/25/2013     9/25/2011     8/25/2010
        Window                     56 - 224      47 - 191      37 - 161      38 - 119       39 - 93       40 - 74       33 - 61
-----------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL (yrs)                    9.96          8.47          6.76          5.05          4.17          3.73          3.09
        First Payment Date         3/25/2010     6/25/2009     8/25/2008     8/25/2008     9/25/2008    10/25/2008     4/25/2008
        Expected Final Maturity    9/25/2022     5/25/2020    11/25/2017     8/25/2014     8/25/2012     3/25/2011     3/25/2010
        Window                     56 - 206      47 - 178      37 - 148      37 - 109       38 - 85       39 - 68       33 - 56
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

----------------------------------------------------------------------------------------
         CPR (%)                              20              25              30
----------------------------------------------------------------------------------------
 A-1ss   WAL (yrs)                           3.20            2.47            1.93
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                             1 - 120         1 - 94          1 - 77
----------------------------------------------------------------------------------------
 A-1mz   WAL (yrs)                           3.20            2.47            1.93
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                             1 - 120         1 - 94          1 - 77
----------------------------------------------------------------------------------------
  A-2a   WAL (yrs)                           1.35            1.05            0.85
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           9/25/2008      12/25/2007       7/25/2007
         Window                             1 - 38          1 - 29          1 - 24
----------------------------------------------------------------------------------------
  A-2b   WAL (yrs)                           4.50            3.36            2.39
         First Payment Date                9/25/2008      12/25/2007       7/25/2007
         Expected Final Maturity          11/25/2011       7/25/2010       6/25/2008
         Window                             38 - 76         29 - 60         24 - 35
----------------------------------------------------------------------------------------
  A-2c   WAL (yrs)                           8.76            6.86            5.49
         First Payment Date               11/25/2011       7/25/2010       6/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            76 - 120         60 - 94         35 - 77
----------------------------------------------------------------------------------------
  M-1    WAL (yrs)                           6.48            5.23            4.75
         First Payment Date                8/25/2008      12/25/2008       6/25/2009
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         41 - 94         47 - 77
----------------------------------------------------------------------------------------
  M-2    WAL (yrs)                           6.48            5.20            4.60
         First Payment Date                8/25/2008      11/25/2008       3/25/2009
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         40 - 94         44 - 77
----------------------------------------------------------------------------------------
  M-3    WAL (yrs)                           6.48            5.18            4.51
         First Payment Date                8/25/2008      10/25/2008       1/25/2009
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         39 - 94         42 - 77
----------------------------------------------------------------------------------------
  M-4    WAL (yrs)                           6.48            5.16            4.47
         First Payment Date                8/25/2008      10/25/2008      12/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         39 - 94         41 - 77
----------------------------------------------------------------------------------------
  M-5    WAL (yrs)                           6.48            5.16            4.43
         First Payment Date                8/25/2008       9/25/2008      11/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         38 - 94         40 - 77
----------------------------------------------------------------------------------------
  M-6    WAL (yrs)                           6.48            5.15            4.41
         First Payment Date                8/25/2008       9/25/2008      10/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         38 - 94         39 - 77
----------------------------------------------------------------------------------------
  B-1    WAL (yrs)                           6.48            5.15            4.38
         First Payment Date                8/25/2008       9/25/2008      10/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         38 - 94         39 - 77
----------------------------------------------------------------------------------------
  B-2    WAL (yrs)                           6.48            5.14            4.36
         First Payment Date                8/25/2008       8/25/2008       9/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         37 - 94         38 - 77
----------------------------------------------------------------------------------------
  B-3    WAL (yrs)                           6.48            5.13            4.35
         First Payment Date                8/25/2008       8/25/2008       9/25/2008
         Expected Final Maturity           7/25/2015       5/25/2013      12/25/2011
         Window                            37 - 120         37 - 94         38 - 77
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------------------------
         CPR (%)                              20              25              30
----------------------------------------------------------------------------------------
 A-1ss   WAL (yrs)                           3.45            2.69            2.11
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           6/25/2026       6/25/2022       9/25/2019
         Window                             1 - 251         1 - 203         1 - 170
----------------------------------------------------------------------------------------
 A-1mz   WAL (yrs)                           3.45            2.69            2.11
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           6/25/2026       6/25/2022       9/25/2019
         Window                             1 - 251         1 - 203         1 - 170
----------------------------------------------------------------------------------------
  A-2a   WAL (yrs)                           1.35            1.05            0.85
         First Payment Date                8/25/2005       8/25/2005       8/25/2005
         Expected Final Maturity           9/25/2008      12/25/2007       7/25/2007
         Window                             1 - 38          1 - 29          1 - 24
----------------------------------------------------------------------------------------
  A-2b   WAL (yrs)                           4.50            3.36            2.39
         First Payment Date                9/25/2008      12/25/2007       7/25/2007
         Expected Final Maturity          11/25/2011       7/25/2010       6/25/2008
         Window                             38 - 76         29 - 60         24 - 35
----------------------------------------------------------------------------------------
  A-2c   WAL (yrs)                           10.34           8.17            6.56
         First Payment Date               11/25/2011       7/25/2010       6/25/2008
         Expected Final Maturity          11/25/2026      10/25/2022      12/25/2019
         Window                            76 - 256        60 - 207        35 - 173
----------------------------------------------------------------------------------------
  M-1    WAL (yrs)                           7.16            5.81            5.22
         First Payment Date                8/25/2008      12/25/2008       6/25/2009
         Expected Final Maturity           9/25/2023       5/25/2020       9/25/2017
         Window                            37 - 218        41 - 178        47 - 146
----------------------------------------------------------------------------------------
  M-2    WAL (yrs)                           7.14            5.75            5.05
         First Payment Date                8/25/2008      11/25/2008       3/25/2009
         Expected Final Maturity           1/25/2023      10/25/2019       3/25/2017
         Window                            37 - 210        40 - 171        44 - 140
----------------------------------------------------------------------------------------
  M-3    WAL (yrs)                           7.11            5.71            4.94
         First Payment Date                8/25/2008      10/25/2008       1/25/2009
         Expected Final Maturity           3/25/2022       2/25/2019       8/25/2016
         Window                            37 - 200        39 - 163        42 - 133
----------------------------------------------------------------------------------------
  M-4    WAL (yrs)                           7.09            5.68            4.88
         First Payment Date                8/25/2008      10/25/2008      12/25/2008
         Expected Final Maturity           7/25/2021       8/25/2018       3/25/2016
         Window                            37 - 192        39 - 157        41 - 128
----------------------------------------------------------------------------------------
  M-5    WAL (yrs)                           7.06            5.65            4.83
         First Payment Date                8/25/2008       9/25/2008      11/25/2008
         Expected Final Maturity          12/25/2020       2/25/2018      10/25/2015
         Window                            37 - 185        38 - 151        40 - 123
----------------------------------------------------------------------------------------
  M-6    WAL (yrs)                           7.04            5.60            4.78
         First Payment Date                8/25/2008       9/25/2008      10/25/2008
         Expected Final Maturity           5/25/2020       7/25/2017       4/25/2015
         Window                            37 - 178        38 - 144        39 - 117
----------------------------------------------------------------------------------------
  B-1    WAL (yrs)                           6.98            5.56            4.71
         First Payment Date                8/25/2008       9/25/2008      10/25/2008
         Expected Final Maturity          12/25/2019      12/25/2016      11/25/2014
         Window                            37 - 173        38 - 137        39 - 112
----------------------------------------------------------------------------------------
  B-2    WAL (yrs)                           6.90            5.48            4.63
         First Payment Date                8/25/2008       8/25/2008       9/25/2008
         Expected Final Maturity           1/25/2019       3/25/2016       3/25/2014
         Window                            37 - 162        37 - 128        38 - 104
----------------------------------------------------------------------------------------
  B-3    WAL (yrs)                           6.78            5.38            4.54
         First Payment Date                8/25/2008       8/25/2008       9/25/2008
         Expected Final Maturity          12/25/2017       4/25/2015       7/25/2013
         Window                            37 - 149        37 - 117         38 - 96
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period             A-1ss Cap (%)         A-1mz Cap (%)         A-2a Cap (%)          A-2b Cap (%)          A-2c Cap (%)
-----------      ---------------------  -------------------   ------------------   ------------------   ---------------------
                      Actual/360            Actual/360           Actual/360            Actual/360            Actual/360
     0                     -                     -                     -                    -                     -
     1                   20.24                 20.29                 20.10                20.25                 20.36
     2                   20.24                 20.29                 20.10                20.25                 20.36
     3                   20.24                 20.29                 20.10                20.25                 20.36
     4                   20.24                 20.29                 20.10                20.25                 20.36
     5                   20.24                 20.29                 20.10                20.25                 20.36
     6                   20.24                 20.29                 20.10                20.25                 20.36
     7                   20.24                 20.29                 20.10                20.25                 20.36
     8                   20.24                 20.29                 20.10                20.25                 20.36
     9                   20.24                 20.29                 20.10                20.25                 20.36
     10                  20.24                 20.29                 20.10                20.25                 20.36
     11                  20.24                 20.29                 20.10                20.25                 20.36
     12                  20.24                 20.29                 20.10                20.25                 20.32
     13                  20.14                 20.14                 20.00                20.00                 20.00
     14                  19.96                 19.96                 19.81                19.81                 19.81
     15                  19.89                 19.89                 19.74                19.74                 19.74
     16                  19.60                 19.60                 19.45                19.45                 19.45
     17                  19.55                 19.55                 19.40                19.40                 19.40
     18                  19.26                 19.26                 19.11                19.11                 19.11
     19                  19.09                 19.09                 18.95                18.95                 18.95
     20                  19.35                 19.35                 19.19                19.19                 19.19
     21                  18.78                 18.78                 18.64                18.64                 18.64
     22                  18.77                 18.77                 18.62                18.62                 18.62
     23                  20.54                 20.54                 20.36                20.36                 20.36
     24                  13.00                 13.00                 12.82                12.82                 12.82
     25                  12.73                 12.73                 12.55                12.55                 12.55
     26                  12.73                 12.73                 12.55                12.55                 12.55
     27                  13.03                 13.03                 12.84                12.84                 12.84
     28                  12.76                 12.76                   -                  12.58                 12.58
     29                  13.86                 13.86                   -                  13.65                 13.65
     30                  13.57                 13.57                   -                  13.37                 13.37
     31                  13.60                 13.60                   -                  13.40                 13.40
     32                  14.29                 14.29                   -                  14.08                 14.08
     33                  13.67                 13.67                   -                  13.47                 13.47
     34                  14.04                 14.04                   -                  13.84                 13.84
     35                  14.67                 14.67                   -                  14.44                 14.44
     36                  14.81                 14.81                   -                  14.58                 14.58
     37                  69.58                 69.58                   -                  69.35                 69.35
     38                  18.53                 18.53                   -                  18.30                 18.30
     39                  18.84                 18.84                   -                  18.60                 18.60
     40                  18.15                 18.15                   -                  17.93                 17.93
     41                  19.28                 19.28                   -                  19.03                 19.03
     42                  18.59                 18.59                   -                  18.34                 18.34
     43                  18.41                 18.41                   -                  18.17                 18.17


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period             A-1ss Cap (%)         A-1mz Cap (%)         A-2a Cap (%)          A-2b Cap (%)          A-2c Cap (%)
-----------      ---------------------  -------------------   ------------------   ------------------   ---------------------
                      Actual/360            Actual/360           Actual/360            Actual/360            Actual/360
    44                  19.86                 19.86                   -                  19.59                 19.59
    45                  18.08                 18.08                   -                  17.83                 17.83
    46                  18.44                 18.44                   -                  18.19                 18.19
    47                  18.41                 18.41                   -                  18.14                 18.14
    48                  18.89                 18.89                   -                  18.61                 18.61
    49                  18.35                 18.35                   -                  18.08                 18.08
    50                  18.32                 18.32                   -                  18.05                 18.05
    51                  18.81                 18.81                   -                  18.53                 18.53
    52                  18.26                 18.26                   -                  18.00                 18.00
    53                  18.78                 18.78                   -                  18.50                 18.50
    54                  18.24                 18.24                   -                  17.97                 17.97
    55                  15.97                 15.97                   -                  15.70                 15.70
    56                  17.68                 17.68                   -                    -                   17.38
    57                  15.96                 15.96                   -                    -                   15.69
    58                  16.49                 16.49                   -                    -                   16.22
    59                  16.16                 16.16                   -                    -                   16.07
    60                  16.69                 16.69                   -                    -                   16.60
    61                  16.15                 16.15                   -                    -                   16.06
    62                  16.15                 16.15                   -                    -                   16.06
    63                  16.68                 16.68                   -                    -                   16.59
    64                  16.14                 16.14                   -                    -                   16.05
    65                  16.71                 16.71                   -                    -                   16.66
    66                  16.17                 16.17                   -                    -                   16.12
    67                  16.16                 16.16                   -                    -                   16.12
    68                  17.89                 17.89                   -                    -                   17.84
    69                  16.15                 16.15                   -                    -                   16.11
    70                  16.69                 16.69                   -                    -                   16.64
    71                  16.17                 16.17                   -                    -                   16.16
    72                  16.70                 16.70                   -                    -                   16.69
    73                  16.16                 16.16                   -                    -                   16.15
    74                  16.16                 16.16                   -                    -                   16.15
    75                  16.69                 16.69                   -                    -                   16.68
    76                  16.15                 16.15                   -                    -                   16.14
    77                  16.69                 16.69                   -                    -                   16.70
    78                  16.15                 16.15                   -                    -                   16.16
    79                  16.15                 16.15                   -                    -                   16.15
    80                  17.25                 17.25                   -                    -                   17.26
    81                  16.14                 16.14                   -                    -                   16.15
    82                  16.67                 16.67                   -                    -                   16.68
    83                  16.13                 16.13                   -                    -                   16.15
    84                  16.67                 16.67                   -                    -                   16.69
    85                  16.12                 16.12                   -                    -                   16.14
    86                  16.12                 16.12                   -                    -                   16.14
    87                  16.65                 16.65                   -                    -                   16.67
    88                  16.11                 16.11                   -                    -                   16.13


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period             A-1ss Cap (%)         A-1mz Cap (%)         A-2a Cap (%)          A-2b Cap (%)          A-2c Cap (%)
-----------      ---------------------  -------------------   ------------------   ------------------   ---------------------
                      Actual/360            Actual/360           Actual/360            Actual/360            Actual/360
    89                  16.64                 16.64                   -                    -                   16.66
    90                  16.10                 16.10                   -                    -                   16.12
    91                  16.10                 16.10                   -                    -                   16.12
    92                  17.82                 17.82                   -                    -                   17.84
    93                  16.09                 16.09                   -                    -                   16.11
    94                  16.62                 16.62                   -                    -                   16.64
    95                  16.08                 16.08                   -                    -                   16.10
    96                  16.61                 16.61                   -                    -                   16.64
    97                  16.07                 16.07                   -                    -                   16.10
    98                  16.07                 16.07                   -                    -                   16.09
    99                  16.60                 16.60                   -                    -                   16.62
   100                  15.45                 15.45                   -                    -                   15.47
   101                  12.75                 12.75                   -                    -                   12.78
   102                  12.37                 12.37                   -                    -                   12.40
   103                  12.41                 12.41                   -                    -                   12.43
   104                  13.77                 13.77                   -                    -                   13.80
   105                  12.47                 12.47                   -                    -                   12.50
   106                  12.93                 12.93                   -                    -                   12.96
   107                  12.55                 12.55                   -                    -                   12.58
   108                  13.00                 13.00                   -                    -                   13.03
   109                  12.62                 12.62                   -                    -                   12.65
   110                  12.66                 12.66                   -                    -                   12.69
   111                  13.13                 13.13                   -                    -                   13.16
   112                  12.75                 12.75                   -                    -                   12.78
   113                  13.22                 13.22                   -                    -                   13.25
   114                  12.83                 12.83                   -                    -                   12.87
   115                  12.88                 12.88                   -                    -                   12.91
   116                  14.31                 14.31                   -                    -                   14.35
   117                  12.98                 12.98                   -                    -                   13.01
   118                  13.46                 13.46                   -                    -                   13.50
   119                  13.08                 13.08                   -                    -                   13.11
   120                  13.57                 13.57                   -                    -                   13.61
   121                  13.19                 13.19                   -                    -                   13.22
   122                  13.24                 13.24                   -                    -                   13.28
   123                  13.75                 13.75                   -                    -                   13.78
   124                  13.36                 13.36                   -                    -                   13.40
   125                  13.87                 13.87                   -                    -                   13.91
   126                  13.49                 13.49                   -                    -                   13.52
   127                  13.55                 13.55                   -                    -                   13.59
   128                  14.56                 14.56                   -                    -                   14.60
   129                  13.69                 13.69                   -                    -                   13.73
   130                  14.22                 14.22                   -                    -                   14.26
   131                  13.83                 13.83                   -                    -                   13.87
   132                  14.37                 14.37                   -                    -                   14.41
   133                  13.99                 13.99                   -                    -                   14.02


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period             A-1ss Cap (%)         A-1mz Cap (%)         A-2a Cap (%)          A-2b Cap (%)          A-2c Cap (%)
-----------      ---------------------  -------------------   ------------------   ------------------   ---------------------
                      Actual/360            Actual/360           Actual/360            Actual/360            Actual/360
   134                  14.07                 14.07                   -                    -                   14.10
   135                  14.62                 14.62                   -                    -                   14.66
   136                  14.23                 14.23                   -                    -                   14.27
   137                  14.80                 14.80                   -                    -                   14.84
   138                  14.41                 14.41                   -                    -                   14.45
   139                  14.50                 14.50                   -                    -                   14.54
   140                  16.16                 16.16                   -                    -                   16.20
   141                  14.69                 14.69                   -                    -                   14.73
   142                  15.28                 15.28                   -                    -                   15.33
   143                  14.89                 14.89                   -                    -                   14.94
   144                  15.50                 15.50                   -                    -                   15.54
   145                  15.11                 15.11                   -                    -                   15.15
   146                  15.22                 15.22                   -                    -                   15.26
   147                  15.85                 15.85                   -                    -                   15.89
   148                  15.45                 15.45                   -                    -                   15.50
   149                  16.09                 16.09                   -                    -                   16.14
   150                  15.70                 15.70                   -                    -                   15.74
   151                  15.83                 15.83                   -                    -                   15.87
   152                  17.67                 17.67                   -                    -                   17.72
   153                  16.10                 16.10                   -                    -                   16.14
   154                  16.78                 16.78                   -                    -                   16.82
   155                  16.38                 16.38                   -                    -                   16.43
   156                  17.08                 17.08                   -                    -                   17.13
   157                  16.68                 16.68                   -                    -                   16.73
   158                  16.84                 16.84                   -                    -                   16.88
   159                  17.56                 17.56                   -                    -                   17.61
   160                  17.16                 17.16                   -                    -                   17.21
   161                  17.91                 17.91                   -                    -                   17.96
   162                  17.51                 17.51                   -                    -                   17.56
   163                  17.69                 17.69                   -                    -                   17.74
   164                  19.79                 19.79                   -                    -                   19.84
   165                  18.06                 18.06                   -                    -                   18.11
   166                  18.87                 18.87                   -                    -                   18.92
   167                  18.46                 18.46                   -                    -                   18.51
   168                  19.34                 19.34                   -                    -                   19.39
   169                  19.10                 19.10                   -                    -                   19.15
   170                  19.52                 19.52                   -                    -                   19.56
   171                  20.63                 20.63                   -                    -                   20.68
   172                  20.45                 20.45                   -                    -                   20.50
   173                  21.67                 21.67                   -                    -                   21.72
   174                  21.54                 21.54                   -                    -                   21.59
   175                  22.15                 22.15                   -                    -                   22.20
   176                  24.40                 24.40                   -                    -                   24.45
   177                  23.56                 23.56                   -                    -                   23.61
   178                  25.20                 25.20                   -                    -                   25.25


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period             A-1ss Cap (%)         A-1mz Cap (%)         A-2a Cap (%)          A-2b Cap (%)          A-2c Cap (%)
-----------      ---------------------  -------------------   ------------------   ------------------   ---------------------
                      Actual/360            Actual/360           Actual/360            Actual/360            Actual/360
   179                  40.06                 40.06                   -                    -                   40.13
   180                  44.71                 44.71                   -                    -                   44.79
   181                  47.16                 47.16                   -                    -                   47.23
   182                  51.97                 51.97                   -                    -                   52.05
   183                  60.02                 60.02                   -                    -                   60.09
   184                  66.07                 66.07                   -                    -                   66.15
   185                  79.56                 79.56                   -                    -                   79.63
   186                  92.77                 92.77                   -                    -                     -
   187                 117.59                117.59                   -                    -                     -
   188                 179.74                179.74                   -                    -                     -
   189                 267.07                267.07                   -                    -                     -
   190                    *                     *                     -                    -                     -
   191                    -                     -                     -                    -                     -

* In Period 190 the Class A-1ss has a beginning balance of approximately $66,406 and is paid approximately $112,732 in interest and the Class A-1mz has a beginning balance of approximately $16,602 and is paid approximately $28,183 in interest.


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
---------    -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
      0            -            -            -            -            -            -            -            -            -
      1          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      2          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      3          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      4          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      5          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      6          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      7          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      8          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
      9          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
     10          20.47        20.49        20.51        20.63        20.65        20.71        21.25        21.45        21.90
     11          20.44        20.46        20.48        20.59        20.61        20.67        21.17        21.36        21.78
     12          20.20        20.21        20.22        20.28        20.29        20.32        20.60        20.70        20.93
     13          19.64        19.64        19.64        19.64        19.64        19.64        19.64        19.64        19.64
     14          19.44        19.44        19.44        19.44        19.44        19.44        19.44        19.44        19.44
     15          19.34        19.34        19.34        19.34        19.34        19.34        19.34        19.34        19.34
     16          19.04        19.04        19.04        19.04        19.04        19.04        19.04        19.04        19.04
     17          18.96        18.96        18.96        18.96        18.96        18.96        18.96        18.96        18.96
     18          18.66        18.66        18.66        18.66        18.66        18.66        18.66        18.66        18.66
     19          18.48        18.48        18.48        18.48        18.48        18.48        18.48        18.48        18.48
     20          18.65        18.65        18.65        18.65        18.65        18.65        18.65        18.65        18.65
     21          18.12        18.12        18.12        18.12        18.12        18.12        18.12        18.12        18.12
     22          18.06        18.06        18.06        18.06        18.06        18.06        18.06        18.06        18.06
     23          19.61        19.61        19.61        19.61        19.61        19.61        19.61        19.61        19.61
     24          12.01        12.01        12.01        12.01        12.01        12.01        12.01        12.01        12.01
     25          11.73        11.73        11.73        11.73        11.73        11.73        11.73        11.73        11.73
     26          11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70
     27          11.91        11.91        11.91        11.91        11.91        11.91        11.91        11.91        11.91
     28          11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63        11.63
     29          12.54        12.54        12.54        12.54        12.54        12.54        12.54        12.54        12.54
     30          12.24        12.24        12.24        12.24        12.24        12.24        12.24        12.24        12.24
     31          12.20        12.20        12.20        12.20        12.20        12.20        12.20        12.20        12.20
     32          12.73        12.73        12.73        12.73        12.73        12.73        12.73        12.73        12.73
     33          12.14        12.14        12.14        12.14        12.14        12.14        12.14        12.14        12.14
     34          12.39        12.39        12.39        12.39        12.39        12.39        12.39        12.39        12.39
     35          12.83        12.83        12.83        12.83        12.83        12.83        12.83        12.83        12.83
     36          12.81        12.81        12.81        12.81        12.81        12.81        12.81        12.81        12.81
     37          12.49        12.49        12.49        12.49        12.49        12.49        12.49        12.49        12.49
     38          12.40        12.40        12.40        12.40        12.40        12.40        12.40        12.40        12.40
     39          12.67        12.67        12.67        12.67        12.67        12.67        12.67        12.67        12.67
     40          12.34        12.34        12.34        12.34        12.34        12.34        12.34        12.34        12.34
     41          13.32        13.32        13.32        13.32        13.32        13.32        13.32        13.32        13.32
     42          12.97        12.97        12.97        12.97        12.97        12.97        12.97        12.97        12.97
     43          12.94        12.94        12.94        12.94        12.94        12.94        12.94        12.94        12.94
     44          13.95        13.95        13.95        13.95        13.95        13.95        13.95        13.95        13.95
     45          12.88        12.88        12.88        12.88        12.88        12.88        12.88        12.88        12.88

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
---------    -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
     46          13.17        13.17        13.17        13.17        13.17        13.17        13.17        13.17        13.17
     47          13.25        13.25        13.25        13.25        13.25        13.25        13.25        13.25        13.25
     48          13.56        13.56        13.56        13.56        13.56        13.56        13.56        13.56        13.56
     49          13.20        13.20        13.20        13.20        13.20        13.20        13.20        13.20        13.20
     50          13.17        13.17        13.17        13.17        13.17        13.17        13.17        13.17        13.17
     51          13.48        13.48        13.48        13.48        13.48        13.48        13.48        13.48        13.48
     52          13.11        13.11        13.11        13.11        13.11        13.11        13.11        13.11        13.11
     53          13.45        13.45        13.45        13.45        13.45        13.45        13.45        13.45        13.45
     54          13.09        13.09        13.09        13.09        13.09        13.09        13.09        13.09        13.09
     55          10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81
     56          11.97        11.97        11.97        11.97        11.97        11.97        11.97        11.97        11.97
     57          10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81
     58          11.17        11.17        11.17        11.17        11.17        11.17        11.17        11.17        11.17
     59          11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06
     60          11.42        11.42        11.42        11.42        11.42        11.42        11.42        11.42        11.42
     61          11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05
     62          11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05
     63          11.41        11.41        11.41        11.41        11.41        11.41        11.41        11.41        11.41
     64          11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04
     65          11.46        11.46        11.46        11.46        11.46        11.46        11.46        11.46        11.46
     66          11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09
     67          11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09
     68          12.27        12.27        12.27        12.27        12.27        12.27        12.27        12.27        12.27
     69          11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08
     70          11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44
     71          11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11
     72          11.48        11.48        11.48        11.48        11.48        11.48        11.48        11.48        11.48
     73          11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10
     74          11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10
     75          11.46        11.46        11.46        11.46        11.46        11.46        11.46        11.46        11.46
     76          11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09
     77          11.47        11.47        11.47        11.47        11.47        11.47        11.47        11.47        11.47
     78          11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10
     79          11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10        11.10
     80          11.86        11.86        11.86        11.86        11.86        11.86        11.86        11.86        11.86
     81          11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09
     82          11.45        11.45        11.45        11.45        11.45        11.45        11.45        11.45        11.45
     83          11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09        11.09
     84          11.45        11.45        11.45        11.45        11.45        11.45        11.45        11.45        11.45
     85          11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08
     86          11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08        11.08
     87          11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44        11.44
     88          11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07
     89          11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43        11.43
     90          11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06
     91          11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05
     92          12.23        12.23        12.23        12.23        12.23        12.23        12.23        12.23        12.23


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
---------    -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
     93          11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05        11.05
     94          11.41        11.41        11.41        11.41        11.41        11.41        11.41        11.41        11.41
     95          11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04
     96          11.40        11.40        11.40        11.40        11.40        11.40        11.40        11.40        11.40
     97          11.03        11.03        11.03        11.03        11.03        11.03        11.03        11.03        11.03
     98          11.03        11.03        11.03        11.03        11.03        11.03        11.03        11.03        11.03
     99          11.39        11.39        11.39        11.39        11.39        11.39        11.39        11.39        11.39
     100         11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02
     101         11.38        11.38        11.38        11.38        11.38        11.38        11.38        11.38        11.38
     102         11.01        11.01        11.01        11.01        11.01        11.01        11.01        11.01        11.01
     103         11.00        11.00        11.00        11.00        11.00        11.00        11.00        11.00        11.00
     104         12.18        12.18        12.18        12.18        12.18        12.18        12.18        12.18        12.18
     105         11.00        11.00        11.00        11.00        11.00        11.00        11.00        11.00        11.00
     106         11.36        11.36        11.36        11.36        11.36        11.36        11.36        11.36        11.36
     107         10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99
     108         11.35        11.35        11.35        11.35        11.35        11.35        11.35        11.35        11.35
     109         10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98
     110         10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98
     111         11.34        11.34        11.34        11.34        11.34        11.34        11.34        11.34          -
     112         10.97        10.97        10.97        10.97        10.97        10.97        10.97        10.97          -
     113         11.33        11.33        11.33        11.33        11.33        11.33        11.33        11.33          -
     114         10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96          -
     115         10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95          -
     116         12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12          -
     117         10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95          -
     118         11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31          -
     119         10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94          -
     120         11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30          -
     121         10.93        10.93        10.93        10.93        10.93        10.93        10.93          -            -
     122         10.92        10.92        10.92        10.92        10.92        10.92        10.92          -            -
     123         11.28        11.28        11.28        11.28        11.28        11.28        11.28          -            -
     124         10.92        10.92        10.92        10.92        10.92        10.92        10.92          -            -
     125         11.28        11.28        11.28        11.28        11.28        11.28        11.28          -            -
     126         10.91        10.91        10.91        10.91        10.91        10.91        10.91          -            -
     127         10.90        10.90        10.90        10.90        10.90        10.90        10.90          -            -
     128         11.65        11.65        11.65        11.65        11.65        11.65        11.65          -            -
     129         10.90        10.90        10.90        10.90        10.90        10.90          -            -            -
     130         11.25        11.25        11.25        11.25        11.25        11.25          -            -            -
     131         10.89        10.89        10.89        10.89        10.89        10.89          -            -            -
     132         11.25        11.25        11.25        11.25        11.25        11.25          -            -            -
     133         10.88        10.88        10.88        10.88        10.88        10.88          -            -            -
     134         10.87        10.87        10.87        10.87        10.87        10.87          -            -            -
     135         11.23        11.23        11.23        11.23        11.23        11.23          -            -            -
     136         10.87        10.87        10.87        10.87        10.87          -            -            -            -
     137         11.22        11.22        11.22        11.22        11.22          -            -            -            -
     138         10.86        10.86        10.86        10.86        10.86          -            -            -            -
     139         10.85        10.85        10.85        10.85        10.85          -            -            -            -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
---------    -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
     140         12.01        12.01        12.01        12.01        12.01          -            -            -            -
     141         10.85        10.85        10.85        10.85        10.85          -            -            -            -
     142         11.20        11.20        11.20        11.20          -            -            -            -            -
     143         10.84        10.84        10.84        10.84          -            -            -            -            -
     144         11.19        11.19        11.19        11.19          -            -            -            -            -
     145         10.83        10.83        10.83        10.83          -            -            -            -            -
     146         10.82        10.82        10.82        10.82          -            -            -            -            -
     147         11.18        11.18        11.18        11.18          -            -            -            -            -
     148         10.82        10.82        10.82          -            -            -            -            -            -
     149         11.17        11.17        11.17          -            -            -            -            -            -
     150         10.81        10.81        10.81          -            -            -            -            -            -
     151         10.80        10.80        10.80          -            -            -            -            -            -
     152         11.96        11.96        11.96          -            -            -            -            -            -
     153         10.80        10.80        10.80          -            -            -            -            -            -
     154         11.15        11.15          -            -            -            -            -            -            -
     155         10.79        10.79          -            -            -            -            -            -            -
     156         11.14        11.14          -            -            -            -            -            -            -
     157         10.78        10.78          -            -            -            -            -            -            -
     158         10.77        10.77          -            -            -            -            -            -            -
     159         11.13        11.13          -            -            -            -            -            -            -
     160         10.77        10.77          -            -            -            -            -            -            -
     161         11.12          -            -            -            -            -            -            -            -
     162         10.76          -            -            -            -            -            -            -            -
     163         10.75          -            -            -            -            -            -            -            -
     164         11.90          -            -            -            -            -            -            -            -
     165         10.75          -            -            -            -            -            -            -            -
     166         11.10          -            -            -            -            -            -            -            -
     167         10.74          -            -            -            -            -            -            -            -
     168           -            -            -            -            -            -            -            -            -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

Interest Rate Swap Schedule

Swap Rate: 4.25%


              --------------------------------------------------------
              Period   Start Accrual   End Accrual    Swap Notional
              --------------------------------------------------------
                   1       8/11/2005     8/25/2005   1,134,609,201.55
                   2       8/25/2005     9/25/2005   1,090,676,474.12
                   3       9/25/2005    10/25/2005   1,048,302,964.56
                   4      10/25/2005    11/25/2005   1,007,408,346.69
                   5      11/25/2005    12/25/2005     967,387,309.70
                   6      12/25/2005     1/25/2006     927,056,255.87
                   7       1/25/2006     2/25/2006     890,291,514.17
                   8       2/25/2006     3/25/2006     854,731,377.76
                   9       3/25/2006     4/25/2006     820,321,178.33
                  10       4/25/2006     5/25/2006     787,010,794.25
                  11       5/25/2006     6/25/2006     754,754,459.04
                  12       6/25/2006     7/25/2006     723,510,553.94
                  13       7/25/2006     8/25/2006     693,241,892.02
                  14       8/25/2006     9/25/2006     663,914,498.29
                  15       9/25/2006    10/25/2006     635,526,159.02
                  16      10/25/2006    11/25/2006     608,359,676.35
                  17      11/25/2006    12/25/2006     582,362,150.59
                  18      12/25/2006     1/25/2007     557,482,979.71
                  19       1/25/2007     2/25/2007     533,673,771.87
                  20       2/25/2007     3/25/2007     510,888,235.77
                  21       3/25/2007     4/25/2007     489,082,093.24
                  22       4/25/2007     5/25/2007     468,212,991.39
                  23       5/25/2007     6/25/2007     444,576,565.34
                  24       6/25/2007     7/25/2007     132,406,624.35
                  25       7/25/2007     8/25/2007     127,443,174.08
                  26       8/25/2007     9/25/2007     122,667,083.67
                  27       9/25/2007    10/25/2007     118,071,214.24
                  28      10/25/2007    11/25/2007     113,648,702.02
                  29      11/25/2007    12/25/2007     109,392,941.45
                  30      12/25/2007     1/25/2008     105,297,341.33
                  31       1/25/2008     2/25/2008     101,356,074.29
                  32       2/25/2008     3/25/2008      97,563,272.35
                  33       3/25/2008     4/25/2008      93,913,293.13
                  34       4/25/2008     5/25/2008      90,361,763.89
                  35       5/25/2008     6/25/2008      86,864,225.25
                  36       6/25/2008     7/25/2008      75,738,028.93
                  37       7/25/2008     8/25/2008      72,969,984.65
                  38       8/25/2008     9/25/2008      70,303,282.12
                  39       9/25/2008    10/25/2008      67,734,195.42
                  40      10/25/2008    11/25/2008      65,259,136.48
                  41      11/25/2008    12/25/2008      62,874,649.73
                  42      12/25/2008     1/25/2009      60,577,399.17
                  43       1/25/2009     2/25/2009      58,364,189.78
                  44       2/25/2009     3/25/2009      56,231,935.42
                  45       3/25/2009     4/25/2009      54,177,663.97
                  46       4/25/2009     5/25/2009      52,198,513.11
                  47       5/25/2009     6/25/2009      50,291,726.16
                  48       6/25/2009     7/25/2009      48,454,648.08
                  49       7/25/2009     8/25/2009      46,684,722.08
                  50       8/25/2009     9/25/2009      44,979,485.56
                  51       9/25/2009    10/25/2009      43,336,566.71
                  52      10/25/2009    11/25/2009      41,753,681.17
                  53      11/25/2009    12/25/2009      40,228,628.77
                  54      12/25/2009     1/25/2010      38,759,290.40
                  55              --            --                 --
              --------------------------------------------------------


--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

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--------------------------------------------------------------------------------

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

Collateral Analysis

                                   Wtd Avg         Percent of      Wtd Avg          Wtd Avg       Wtd Avg        Wtd Avg
FICO Low   FICO High    LTV    Current Balance   Current Balance    GWAC     % MI    FICO           DTI           LTV     % SFD
--------   ---------   -----   ---------------   ---------------   -------   ----   -------   ----------------   ------   -----
     500         524   > 65%        206,161.35              3.26     8.107      0       514              42.39    79.24   80.11
     525         549   > 65%        193,866.14              2.79     7.952      0       538              41.48    79.59   81.04
     550         574   > 65%        212,896.98              5.81     7.581      0       562              40.93    84.04   76.27
     575         599   > 70%        233,051.71              6.94     7.029      0       588              40.45    84.22   72.06
     600         624   > 70%        192,399.30             16.18     7.071      0       613              41.03    84.57   74.01
     625         649   > 70%        191,573.24             15.09     6.948      0       637              40.99    84.72   69.44
     650         674   > 80%        136,457.91              6.43     7.765      0       661              41.23    92.77   65.62
     675         699   > 80%        127,900.86              4.48     7.666      0       686               40.5    92.85   73.67
     700         724   > 80%        132,259.73              2.71     7.382      0       711              40.78    92.82   72.84
     725         749   > 85%        106,856.78              1.42     7.909      0       736              42.73    96.44   67.89
     750         774   > 85%         97,967.62              0.88     7.956      0       761              39.82    97.05   70.38
     775         799   > 85%         90,073.11              0.31     8.285      0       784              38.65    96.82   60.02
     800      max      > 85%         69,123.33              0.02     9.027      0       808              45.28      100    81.4



FICO Low   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------   -----   -----------   ----------   ---------   ------------   ----------
     500     9.5         98.57        68.64       17.35          14.01         0.61
     525    9.45         97.75        64.55       18.14          17.32         1.15
     550   10.03         99.05        63.36       21.18          15.46          0.9
     575   13.17          97.3        67.07       21.33           11.6        28.21
     600    13.8         98.85        47.58       16.28          36.13        22.46
     625   14.21          97.8        42.66       18.32          39.02         28.8
     650   14.17         98.34        40.29       16.37          43.33        22.82
     675   12.83         95.79        33.58       18.32           48.1        25.96
     700   12.13         95.22        32.85        18.5          48.66        31.13
     725   20.33         91.16        44.91       11.09          44.01         9.13
     750   18.55         77.47        44.01       16.64          39.34         5.55
     775   13.81         62.78        38.05       17.69          44.26            0
     800       0           100        32.26           0          67.74            0



                                     Wtd Avg         Percent of      Wtd Avg          Wtd Avg       Wtd Avg        Wtd Avg
LTV Low     LTV High      DTI    Current Balance   Current Balance    GWAC     % MI    FICO           DTI           LTV
--------    ---------    -----   ---------------   ---------------   -------   ----   -------   ----------------   ------
      60%          64%   > 50%        283,149.91              0.22     6.376   0.00       621              52.55    63.05
      65%          69%   > 50%        301,697.69              0.28     7.468   0.00       553              53.01    67.91
      70%          74%   > 50%        204,823.63              0.28     6.784   0.00       628              52.44    71.84
      75%          79%   > 50%        257,268.39              0.59     7.018   0.00       600              52.80    77.65
      80%          84%   > 50%        263,748.81              2.53     6.304   0.00       646              52.67    80.60
      85%          89%   > 50%        265,802.11              0.93     6.808   0.00       629              53.45    86.18
      90%          94%   > 50%        246,618.69              1.13     7.025   0.00       629              53.06    90.78
      95%          99%   > 50%        251,243.18              0.90     7.114   0.00       641              52.79    95.00
     100%      max       > 50%         66,250.51              0.46     9.534   0.00       660              52.46   100.00


LTV Low    % SFD   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------   -----   -----   -----------   ----------   ---------   ------------   ----------
      60   59.89   30.32         90.21        75.20       24.80           0.00         4.71
      65   79.17   13.91         80.46        69.73       21.42           8.85         0.00
      70   82.96   13.75         90.48        71.40       14.93          13.67        21.82
      75   74.60    6.55         94.34        73.86       10.20          15.95        12.14
      80   67.54   11.18         95.80        69.80       15.45          14.74        17.67
      85   94.13    3.58         98.64        70.20       16.31          13.50         6.20
      90   60.11   15.18         94.05        75.49       15.51           9.00        11.88
      95   66.20   12.80         94.74        74.60       20.99           4.40         0.00
     100   68.80   10.12         97.99        66.96       23.31           9.74         0.00


                                     Wtd Avg         Percent of      Wtd Avg          Wtd Avg       Wtd Avg        Wtd Avg
DTI Low     DTI High     FICO    Current Balance   Current Balance    GWAC     % MI    FICO           DTI            LTV
--------    ---------    -----   ---------------   ---------------   -------   ----   -------   ----------------   -------
      20%          24%   < 525        284,503.37               0.1     7.847      0       513              20.89     78.23
      25%          29%   < 550        166,325.06               0.4     7.913      0       531               27.4     72.07
      30%          34%   < 575        195,595.05              1.26     7.779      0       542              32.52     77.97
      35%          39%   < 600        209,183.08               3.5     7.326      0       562              37.58      78.3
      40%          44%   < 625        208,612.37             10.59     7.194      0       586              42.56      80.4
      45%          49%   < 650        204,804.16             16.11     7.365      0       596              47.68     81.69
      50%          54%   < 675        213,747.82              5.38       7.1      0       608              52.32     82.81
      55%      max       < 700        235,052.52              0.68     6.537      0       618              56.75     82.83


DTI Low    % SFD   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
--------   -----   -----   -----------   ----------   ---------   ------------   ----------
      20   44.72   39.12           100        83.85       16.15              0            0
      25   76.67   10.72         90.94        65.78       22.64          11.58         3.25
      30   83.22    9.67           100        61.39       16.44          22.17         1.45
      35   74.04   14.83         98.04           58       21.55          20.45        17.01
      40   74.48   12.61         99.06        52.59       17.27          30.14        22.68
      45   75.34   10.59         97.25        48.91       11.76          39.33        11.22
      50   71.37    11.7         96.62        72.36       14.25          13.38         6.72
      55   64.25   12.26         90.13        63.11       31.31           5.58         4.35


LIMITED AND STATED DOC

                           Wtd Avg         Percent of      Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance    GWAC     % MI    FICO       DTI       LTV     % SFD   % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
     500         524        212,282.38              1.34     8.106      0       514     41.16     72.65   84.52    4.28
     525         549        218,884.70              1.38     7.828      0       537     39.29     69.63   72.84   11.34
     550         574        234,537.36              2.61     7.413      0       563     38.66     76.64   74.83    9.51
     575         599        245,158.74              3.63     7.121      0       588     40.50     75.01   71.24    7.75
     600         624        221,173.74              9.37     7.084      0       613     40.58     81.42   78.13    8.40
     625         649        205,581.00              9.35     6.994      0       638     40.32     82.15   68.51   15.05
     650         674        202,341.27              9.88     7.055      0       662     40.60     83.25   67.87   13.91
     675         699        183,856.23              7.69     7.014      0       687     39.86     84.14   69.04   10.98
     700         724        194,983.41              4.63     6.895      0       711     40.14     84.16   67.76   11.56
     725         749        179,629.28              2.80     7.036      0       735     40.24     84.27   74.33   13.44
     750         774        185,692.04              1.88     7.016      0       760     38.42     82.38   60.11   27.42
     775         799        176,472.07              0.72     7.068      0       786     36.50     83.06   50.74   32.78
     800      max            92,969.15              0.04     7.604      0       808     42.77     86.15   49.84    0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   -----   -----   ----
     500         96.07            0       44.54          55.46         0.00   47.93   11.39   3.72
     525         93.83            0       40.94          59.06         0.00   48.49    7.03   5.81
     550         98.58            0       49.18          50.82         0.00   43.86    4.32   4.28
     575         93.17            0       47.18          52.82        11.72   55.02    7.08   4.46
     600         97.63            0       29.12          70.88        12.91   57.98    6.13   4.09
     625         96.97            0       30.16          69.84        18.04   53.84    6.93   6.61
     650         95.47            0       23.62          76.38        29.37   57.89    7.04   3.24
     675         94.16            0       22.59          77.41        39.22   62.76    2.26   4.89
     700         89.31            0       25.81          74.19        38.80   63.37    5.22   2.89
     725         93.88            0       17.81          82.19        23.20   58.26    5.50   1.79
     750         83.07            0       20.94          79.06        18.17   53.74    6.59   5.68
     775         85.46            0       21.27          78.73        30.61   50.69    3.84   8.22
     800         91.29            0       27.92          72.08         0.00   21.92    8.71   0.00


IO LOANS

                           Wtd Avg         Percent of      Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance    GWAC     % MI    FICO       DTI       LTV     % SFD    % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   ------   ------
     500         524        232,000.00              0.02      6.55   0.00       522     39.12     80.00     0.00   100.00
     525         549        188,550.00              0.03      6.30   0.00       543     36.71     83.66    59.82    40.18
     550         574        307,661.51              0.05      7.18   0.00       563     41.87     77.52   100.00     0.00
     575         599        283,887.44              2.17      6.58   0.00       591     39.58     81.24    68.27    16.21
     600         624        301,182.51              3.84      6.33   0.00       613     38.75     81.15    74.27    16.36
     625         649        318,603.04              4.47      6.24   0.00       637     38.01     82.27    68.45    15.39
     650         674        299,520.46              5.58      6.21   0.00       663     39.77     81.10    70.98    14.25
     675         699        305,653.99              4.52      6.20   0.00       687     38.86     80.39    66.72    14.89
     700         724        315,229.26              3.06      6.09   0.00       711     38.58     80.75    66.74    13.85
     725         749        329,382.98              1.26      5.98   0.00       737     40.10     79.20    73.92    17.96
     750         774        317,350.52              0.84      5.99   0.00       760     38.39     80.50    59.91    15.60
     775         799        361,341.68              0.58      5.85   0.00       785     33.74     77.38    69.04    26.81
     800      max           343,450.00              0.09      3.93   0.00       808     32.42     78.23   100.00     0.00


FICO Low   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA    % NY    % FL
--------   -----------   ----------   ---------   ------------   ----------   -----   -----   ----
     500        100.00       100.00        0.00           0.00       100.00    0.00    0.00   0.00
     525        100.00       100.00        0.00           0.00       100.00   59.82    0.00   0.00
     550        100.00       100.00        0.00           0.00       100.00   65.01   34.99   0.00
     575        100.00        80.43       19.57           0.00       100.00   63.41    1.68   3.73
     600         99.35        68.54       28.38           3.08       100.00   71.98    2.86   3.95
     625         99.11        62.26       33.74           4.00       100.00   71.28    3.06   2.45
     650         99.33        48.01       17.79          34.20       100.00   69.89    1.75   1.99
     675         96.45        33.29       18.94          47.78       100.00   75.44    1.05   2.24
     700         94.34        41.27       18.29          40.45       100.00   78.94    1.24   2.04
     725         98.88        48.56       19.47          31.98       100.00   84.06    0.00   3.17
     750         96.51        59.18       14.30          26.51       100.00   83.29    5.38   0.00
     775         90.01        62.23       14.97          22.80       100.00   80.31    0.00   0.00
     800        100.00       100.00        0.00           0.00       100.00   79.42    0.00   0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

      Morgan Stanley
      MSAC 2005-WMC6
       All records

Table of Contents


1. FICO Spreadsheet Request


1. FICO Spreadsheet Request

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Master &   Sched
                                                    % of     Gross   Gross     Gross      Gross     Sub Serv    Rem     Rem
FICO Spreadsheet Request   Count      Balance      Balance   Rate    Margin   Lifecap   Lifefloor     Fees     Term    Amort
----------------------------------------------------------------------------------------------------------------------------
500 - 500                      8       1,069,492      0.09   8.082    6.941    14.538       8.038       0.52     358     380
501 - 510                     79      15,398,725      1.31   8.057    6.982    14.547       8.008       0.52     358     373
511 - 520                     93      18,852,836      1.60   8.116    7.058    14.614       8.114       0.52     358     378
521 - 530                     88      18,198,030      1.55   8.034    6.898    14.546       8.044       0.52     358     380
531 - 540                     93      16,811,648      1.43   8.013    6.830    14.478       7.978       0.52     358     379
541 - 550                     83      18,076,863      1.54   7.688    6.822    14.200       7.701       0.52     354     373
551 - 560                    147      30,994,304      2.64   7.649    6.756    14.179       7.677       0.52     357     385
561 - 570                    135      27,454,179      2.34   7.494    6.731    14.013       7.521       0.52     356     377
571 - 580                    164      35,520,209      3.02   7.351    6.668    13.862       7.389       0.52     356     381
581 - 590                    187      42,329,760      3.60   6.919    6.488    13.415       6.927       0.52     358     370
591 - 600                    221      50,144,114      4.26   6.966    6.417    13.397       6.889       0.52     354     372
601 - 610                    401      74,694,211      6.35   7.127    6.415    13.316       6.816       0.52     343     377
611 - 620                    454      88,317,517      7.51   6.968    6.316    13.138       6.638       0.52     343     376
621 - 630                    402      77,344,068      6.58   6.958    6.343    13.119       6.636       0.52     341     374
631 - 640                    410      84,399,585      7.18   6.877    6.313    13.035       6.537       0.52     341     372
641 - 650                    396      72,720,859      6.19   6.919    6.247    13.032       6.532       0.52     336     369
651 - 660                    419      78,991,793      6.72   6.901    6.146    12.964       6.462       0.52     335     373
661 - 670                    401      75,532,523      6.42   6.937    6.109    12.907       6.397       0.52     331     369
671 - 680                    296      59,236,300      5.04   6.909    6.093    12.895       6.398       0.52     331     368
681 - 690                    290      55,606,144      4.73   6.812    6.130    12.805       6.305       0.52     329     373
691 - 700                    285      48,857,630      4.16   6.868    6.253    12.861       6.361       0.52     329     372
701 - 710                    205      39,465,497      3.36   6.691    6.125    12.753       6.261       0.52     332     364
711 - 720                    143      27,855,625      2.37   6.711    6.084    12.765       6.265       0.52     329     370
721 - 730                    154      28,874,259      2.46   6.826    6.252    12.915       6.409       0.52     330     378
731 - 740                    100      17,208,525      1.46   6.874    6.083    12.804       6.304       0.52     322     382
741 - 750                     92      18,761,521      1.60   6.635    5.971    12.693       6.193       0.52     330     366
751 - 760                     98      16,228,317      1.38   6.777    6.145    12.824       6.316       0.52     327     374
761 - 770                     74      13,753,620      1.17   7.041    6.389    13.133       6.628       0.52     327     365
771 - 780                     54      10,562,261      0.90   6.540    6.084    12.706       6.206       0.52     335     377
781 - 790                     35       6,640,919      0.56   6.511    6.155    12.592       6.092       0.52     335     366
791 - 800                     21       4,024,948      0.34   6.836    5.690    12.667       6.167       0.52     321     375
801 - 810                      9       1,628,864      0.14   5.001    4.105    11.099       4.599       0.52     322     334
811 - 820                      2         205,685      0.02   7.646    4.410    12.325       5.825       0.52     269     358
----------------------------------------------------------------------------------------------------------------------------
Total:                      6039   1,175,760,831    100.00   7.026    6.346    13.240       6.742       0.52     340     373
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                        Month
                           Orig   Initial   Periodic   to Next   Provided   Known     Avg     LTV>80w
FICO Spreadsheet Request   Term     Cap       Cap        Adj       LTV      FICOs   Balance     MI
-----------------------------------------------------------------------------------------------------
500 - 500                   360     3.000      1.000        22      77.88     500   133,687         0
501 - 510                   360     2.753      1.000        23      74.61     506   194,921         0
511 - 520                   360     2.749      1.006        23      76.90     516   202,719         0
521 - 530                   360     2.729      1.000        22      74.88     525   206,796         0
531 - 540                   360     2.738      1.000        22      74.29     536   180,770         0
541 - 550                   356     2.788      1.000        24      77.60     546   217,794         0
551 - 560                   360     2.750      1.008        23      80.67     556   210,846         0
561 - 570                   358     2.765      1.002        23      82.70     565   203,364         0
571 - 580                   358     2.817      1.000        24      79.27     576   216,587         0
581 - 590                   360     2.907      1.000        24      79.15     586   226,362         0
591 - 600                   356     2.919      1.008        23      79.76     596   226,896         0
601 - 610                   345     2.847      1.002        23      82.71     606   186,270         0
611 - 620                   345     2.990      0.998        24      82.22     615   194,532         0
621 - 630                   343     3.014      1.000        25      83.28     625   192,398         0
631 - 640                   343     2.971      1.001        24      82.88     636   205,853         0
641 - 650                   339     2.974      1.000        25      83.48     645   183,639         0
651 - 660                   338     3.055      1.004        26      82.99     655   188,525         0
661 - 670                   333     3.002      1.000        26      83.55     665   188,360         0
671 - 680                   334     3.032      1.000        26      84.29     675   200,123         0
681 - 690                   331     3.097      1.000        26      83.55     685   191,745         0
691 - 700                   331     3.127      1.000        26      83.45     695   171,430         0
701 - 710                   334     3.280      1.000        31      83.59     705   192,515         0
711 - 720                   331     3.183      1.000        26      84.54     716   194,795         0
721 - 730                   333     3.142      1.000        28      83.85     726   187,495         0
731 - 740                   324     2.935      1.000        26      86.29     735   172,085         0
741 - 750                   332     3.379      1.000        32      81.95     746   203,930         0
751 - 760                   329     3.078      1.008        26      83.05     754   165,595         0
761 - 770                   329     3.208      1.000        27      83.26     765   185,860         0
771 - 780                   337     3.079      1.000        26      82.93     775   195,597         0
781 - 790                   337     3.220      1.000        28      79.60     785   189,741         0
791 - 800                   323     3.577      1.000        35      83.07     794   191,664         0
801 - 810                   325     2.061      1.000        12      77.66     807   180,985         0
811 - 820                   271     3.000      1.000        22      89.91     813   102,842         0
-----------------------------------------------------------------------------------------------------
Total:                      342     2.979      1.001        25      82.19     641   194,695         0
-----------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                   All records

Table of Contents

1. Range of Gross Interest Rates (%)
2. Lien Position
3. Range of Cut-off Date Principal Balances ($)
4. Range of Original Combined LTV Ratios (%)
5. Range of Current Combined LTV Ratios (%)
6. Range of Credit Scores
7. Documentation Level
8. Loan Purpose
9. Occupancy Type
10. Property Type
11. Geographic Distribution of Mortgaged Properties
12. Range of Remaining Terms (Months)
13. Product Types
14. Subsequent Periodic Cap (%)
15. Range of Maximum Loan Rates (%)
16. Range of Gross Margins (%)


1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Range of Gross Interest Rates (%)                  Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                            1         636,000        0.05      2.990         297      80.00
4.000 - 4.999                                           12       4,490,910        0.38      4.933         358      74.37
5.000 - 5.999                                          770     230,170,441       19.58      5.742         357      78.63
6.000 - 6.999                                        1,953     505,009,579       42.95      6.546         357      80.18
7.000 - 7.999                                        1,109     241,433,979       20.53      7.499         355      81.89
8.000 - 8.999                                          769      96,296,700        8.19      8.484         313      86.99
9.000 - 9.999                                          801      58,871,967        5.01      9.618         218      95.88
10.000 - 10.999                                        522      33,619,351        2.86     10.575         182      99.56
11.000 - 11.999                                         89       4,614,712        0.39     11.455         179     100.00
12.000 - 12.999                                         13         617,192        0.05     12.397         178     100.00
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------



                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Range of Gross Interest Rates (%)                  Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
2.000 - 2.999                                          810   100.00   100.00     0.00      31.97
4.000 - 4.999                                          713    74.11   100.00     0.00      38.52
5.000 - 5.999                                          671    51.60    97.91     4.38      40.04
6.000 - 6.999                                          646    40.95    95.61    11.62      40.59
7.000 - 7.999                                          611    44.32    94.33     9.28      40.96
8.000 - 8.999                                          604    57.75    93.52    29.10      41.53
9.000 - 9.999                                          649    39.21    96.95    78.42      40.53
10.000 - 10.999                                        647    28.22    96.94    97.65      41.77
11.000 - 11.999                                        641    15.82    98.09   100.00      41.54
12.000 - 12.999                                        631     0.00    94.33   100.00      40.30
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 2.990
Maximum: 12.750
Weighted Average: 7.026


2. Lien Position

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Lien Position                                      Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
1st Lien                                             4,349   1,066,029,820       90.67      6.744         357      80.36
2nd Lien                                             1,690     109,731,010        9.33      9.767         178      99.98
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Lien Position                                      Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
1st Lien                                               637    45.41    95.63     8.79      40.64
2nd Lien                                               675    37.70    97.08   100.00      40.90
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------



3. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Range of Cut-off Date Principal Balances ($)       Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                       121       2,437,659        0.21      9.984         178     100.00
25,000.01 - 50,000.00                                  560      21,787,345        1.85      9.810         198      97.42
50,000.01 - 75,000.00                                  700      43,945,383        3.74      9.233         224      93.83
75,000.01 - 100,000.00                                 565      49,423,059        4.20      8.786         252      91.62
100,000.01 - 125,000.00                                446      50,157,867        4.27      7.981         300      86.18
125,000.01 - 150,000.00                                437      60,139,835        5.11      7.376         336      82.16
150,000.01 - 175,000.00                                398      64,955,031        5.52      7.138         348      79.48
175,000.01 - 200,000.00                                378      71,019,988        6.04      6.949         353      78.75
200,000.01 - 225,000.00                                352      74,976,121        6.38      6.737         356      78.70
225,000.01 - 250,000.00                                323      77,033,140        6.55      6.752         357      79.33
250,000.01 - 275,000.00                                272      70,998,244        6.04      6.731         358      79.60
275,000.01 - 300,000.00                                223      64,286,531        5.47      6.576         356      79.94
300,000.01 - 325,000.00                                220      68,797,013        5.85      6.700         358      81.42
325,000.01 - 350,000.00                                181      61,024,270        5.19      6.695         356      79.94
350,000.01 - 375,000.00                                164      59,418,452        5.05      6.637         357      81.97
375,000.01 - 400,000.00                                139      54,030,037        4.60      6.718         358      81.19
400,000.01 - 425,000.00                                114      47,020,085        4.00      6.598         358      83.17
425,000.01 - 450,000.00                                101      44,228,008        3.76      6.577         358      81.43
450,000.01 - 475,000.00                                 73      33,780,285        2.87      6.684         358      80.98
475,000.01 - 500,000.00                                 68      33,233,871        2.83      6.591         358      82.16
500,000.01 - 525,000.00                                 40      20,604,267        1.75      6.418         358      80.41
525,000.01 - 550,000.00                                 38      20,468,126        1.74      6.213         358      84.75
550,000.01 - 575,000.00                                 16       9,027,091        0.77      6.241         358      80.62
575,000.01 - 600,000.00                                 25      14,734,317        1.25      6.623         358      85.16
600,000.01 >=                                           85      58,234,808        4.95      6.356         357      80.82
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Range of Cut-off Date Principal Balances ($)       Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                       650    65.66    97.54   100.00      38.18
25,000.01 - 50,000.00                                  661    50.25    93.10    90.94      39.34
50,000.01 - 75,000.00                                  660    44.05    93.74    78.09      39.72
75,000.01 - 100,000.00                                 650    46.70    95.90    63.69      40.71
100,000.01 - 125,000.00                                638    51.51    94.00    40.37      39.95
125,000.01 - 150,000.00                                626    58.56    92.82    23.67      39.95
150,000.01 - 175,000.00                                623    52.36    93.05    17.55      39.63
175,000.01 - 200,000.00                                630    54.04    95.14    11.94      40.05
200,000.01 - 225,000.00                                636    50.43    95.78    10.50      40.31
225,000.01 - 250,000.00                                634    45.75    95.02     8.05      41.09
250,000.01 - 275,000.00                                637    37.66    96.33     4.78      41.45
275,000.01 - 300,000.00                                644    40.30    95.96     8.46      41.18
300,000.01 - 325,000.00                                640    41.32    97.25     4.12      41.14
325,000.01 - 350,000.00                                629    37.47    98.91     9.38      41.32
350,000.01 - 375,000.00                                649    31.69    96.33     9.82      40.86
375,000.01 - 400,000.00                                642    38.29    96.39     4.31      42.49
400,000.01 - 425,000.00                                642    43.91    97.32     9.66      41.14
425,000.01 - 450,000.00                                650    37.58    95.99     9.93      41.87
450,000.01 - 475,000.00                                640    38.26    98.60     8.17      40.41
475,000.01 - 500,000.00                                653    38.22    97.06     2.90      41.85
500,000.01 - 525,000.00                                654    32.49    94.94     2.46      42.70
525,000.01 - 550,000.00                                657    55.13    97.43     5.30      41.43
550,000.01 - 575,000.00                                674    56.05    93.77    12.54      44.42
575,000.01 - 600,000.00                                645    31.76    95.96    16.02      38.74
600,000.01 >=                                          647    51.32    96.40     6.25      37.42
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 14,922
Maximum: 844,808
Average: 194,695



4. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
Range of Original Combined LTV Ratios             Mortgage      Balance      Principal     Rate       Term        LTV
(%)                                                Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                11         941,834        0.08      6.867         343      22.18
30.01 - 40.00                                           20       2,451,980        0.21      6.739         358      35.58
40.01 - 50.00                                           70      11,028,926        0.94      6.870         357      45.81
50.01 - 60.00                                          136      28,903,481        2.46      6.650         350      55.85
60.01 - 70.00                                          363      81,352,147        6.92      6.879         356      66.66
70.01 - 80.00                                        2,242     568,884,799       48.38      6.558         357      78.87
80.01 - 90.00                                        1,138     293,061,171       24.93      6.865         357      87.35
90.01 - 100.00                                       2,059     189,136,493       16.09      8.818         253      97.91
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
Range of Original Combined LTV Ratios               FICO      Full    Owner    Fixed    Average
(%)                                                Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
<= 30.00                                               607    17.18   100.00    42.56      34.71
30.01 - 40.00                                          614    48.81    91.04    39.21      38.71
40.01 - 50.00                                          613    45.94    91.04    19.58      39.54
50.01 - 60.00                                          619    36.79    94.48    29.98      40.12
60.01 - 70.00                                          603    41.35    89.95    11.26      40.21
70.01 - 80.00                                          650    39.64    95.26     7.11      40.36
80.01 - 90.00                                          628    53.33    97.64     8.88      40.79
90.01 - 100.00                                         655    49.14    97.36    61.12      41.75
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 82.19


5. Range of Current Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
Range of Current Combined LTV Ratios              Mortgage      Balance      Principal     Rate       Term        LTV
(%)                                                Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                11         941,834        0.08      6.867         343      22.18
30.01 - 40.00                                           20       2,451,980        0.21      6.739         358      35.58
40.01 - 50.00                                           70      11,028,926        0.94      6.870         357      45.81
50.01 - 60.00                                          138      29,260,824        2.49      6.647         350      55.90
60.01 - 70.00                                          361      80,994,804        6.89      6.881         356      66.69
70.01 - 80.00                                        2,246     569,473,519       48.43      6.558         357      78.87
80.01 - 90.00                                        1,134     292,472,452       24.88      6.867         357      87.36
90.01 - 100.00                                       2,059     189,136,493       16.09      8.818         253      97.91
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
Range of Current Combined LTV Ratios                FICO      Full    Owner    Fixed    Average
(%)                                                Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
<= 30.00                                               607    17.18   100.00    42.56      34.71
30.01 - 40.00                                          614    48.81    91.04    39.21      38.71
40.01 - 50.00                                          613    45.94    91.04    19.58      39.54
50.01 - 60.00                                          617    37.56    94.55    29.61      40.00
60.01 - 70.00                                          603    41.09    89.91    11.31      40.26
70.01 - 80.00                                          650    39.66    95.25     7.11      40.37
80.01 - 90.00                                          628    53.33    97.67     8.88      40.78
90.01 - 100.00                                         655    49.14    97.36    61.12      41.75
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 12.02
Maximum: 99.99
Weighted Average: 82.10



6. Range of Credit Scores

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Range of Credit Scores                             Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
500 - 525                                              231      46,752,893        3.98      8.101         358      75.56
526 - 550                                              213      41,654,701        3.54      7.847         356      75.95
551 - 575                                              362      75,897,883        6.46      7.531         356      81.45
576 - 600                                              492     110,544,683        9.40      7.006         356      79.19
601 - 625                                            1,073     207,419,238       17.64      7.013         343      82.63
626 - 650                                              990     190,057,002       16.16      6.919         339      83.17
651 - 675                                              977     186,102,393       15.83      6.921         333      83.52
676 - 700                                              714     132,121,997       11.24      6.847         330      83.56
701 - 725                                              417      79,691,732        6.78      6.734         331      83.82
726 - 750                                              277      52,473,695        4.46      6.750         328      84.19
751 - 775                                              201      36,090,202        3.07      6.845         329      83.24
776 - 800                                               81      15,119,863        1.29      6.590         331      81.18
Above 800                                               11       1,834,549        0.16      5.298         316      79.03
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Range of Credit Scores                             Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
500 - 525                                              514    64.11    97.86     2.63      42.25
526 - 550                                              539    61.48    97.85     3.84      41.30
551 - 575                                              563    59.13    98.71     7.17      41.06
576 - 600                                              589    59.30    95.77    10.04      40.18
601 - 625                                              614    46.95    97.80    16.35      41.05
626 - 650                                              638    42.17    97.41    18.34      40.76
651 - 675                                              662    38.30    96.60    23.87      40.80
676 - 700                                              687    31.42    93.84    23.31      39.91
701 - 725                                              712    32.25    90.73    20.81      40.10
726 - 750                                              737    37.75    95.04    23.14      41.54
751 - 775                                              762    41.35    85.18    21.02      39.67
776 - 800                                              785    48.32    81.65    22.25      36.63
Above 800                                              807    74.66    88.60    20.50      34.86
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 641





7. Documentation Level

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Documentation Level                                Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   2,853     525,435,558       44.69      6.942         343      83.01
Stated Documentation                                 2,316     461,887,862       39.28      7.181         338      80.54
Limited/Alternate Documentation                        870     188,437,411       16.03      6.883         339      83.95
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Documentation Level                                Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Full Documentation                                     629   100.00    97.04    17.19      41.29
Stated Documentation                                   655     0.00    94.92    17.80      41.14
Limited/Alternate Documentation                        636     0.00    94.25    16.38      37.71
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------



8. Loan Purpose

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Loan Purpose                                       Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  2,779     639,132,931       54.36      6.881         352      80.12
Purchase                                             3,062     493,528,000       41.98      7.213         324      85.03
Refinance - Rate Term                                  198      43,099,900        3.67      7.040         350      80.33
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Loan Purpose                                       Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Refinance - Cashout                                    622    49.46    96.44    13.65      40.28
Purchase                                               666    37.44    94.74    21.40      40.99
Refinance - Rate Term                                  624    57.01    97.33    24.53      42.49
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------



9. Occupancy Type

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Occupancy Type                                     Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Primary                                              5,738   1,125,924,668       95.76      7.019         340      82.34
Non-Owner Occupied                                     152      27,431,774        2.33      7.243         355      75.01
Second Home                                            149      22,404,389        1.91      7.125         332      83.29
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Occupancy Type                                     Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Primary                                                639    45.29   100.00    17.29      40.72
Non-Owner Occupied                                     659    33.32     0.00    18.14      38.71
Second Home                                            697    28.60     0.00    16.83      40.29
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------



10. Property Type

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Property Type                                      Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              4,285     841,247,380       71.55      7.014         341      82.02
Planned Unit Development                               818     153,034,422       13.02      7.110         336      83.64
Condominium                                            673     111,275,377        9.46      7.007         334      83.78
2-4 Family                                             263      70,203,651        5.97      7.023         351      78.57
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Property Type                                      Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Single Family Residence                                638    45.29    96.59    17.49      40.66
Planned Unit Development                               647    47.62    95.28    17.34      40.12
Condominium                                            653    45.66    96.21    17.02      40.45
2-4 Family                                             637    29.57    86.13    15.43      42.17
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------


11. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Geographic Distribution of Mortgaged Properties    Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
California                                           2,537     616,248,631       52.41      6.851         338      81.37
Maryland                                               347      64,111,249        5.45      7.234         343      83.42
New York                                               245      63,400,172        5.39      6.982         347      80.31
Florida                                                421      59,547,450        5.06      7.253         341      82.84
Virginia                                               256      46,957,807        3.99      7.465         336      84.18
New Jersey                                             183      39,467,072        3.36      7.026         351      81.48
Arizona                                                223      33,181,076        2.82      7.116         342      84.03
Illinois                                               185      33,121,859        2.82      7.098         346      83.05
Nevada                                                 165      30,134,128        2.56      7.108         342      81.93
Washington                                             186      26,775,063        2.28      6.967         335      85.29
Texas                                                  248      23,730,699        2.02      7.595         331      84.29
Connecticut                                             95      18,638,475        1.59      6.969         351      80.16
Pennsylvania                                           103      13,652,657        1.16      7.393         347      83.12
Rhode Island                                            41       7,308,126        0.62      6.931         346      81.61
District of Columbia                                    32       7,172,294        0.61      7.056         348      80.20
Other                                                  772      92,314,072        7.85      7.463         342      85.11
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct     Pct     Pct    Weighted
                                                    FICO     Full    Owner   Fixed   Average
Geographic Distribution of Mortgaged Properties    Score      Doc     Occ    Rate      DTI
------------------------------------------------------------------------------------------------
California                                             649   40.07   96.70   16.50      40.69
Maryland                                               630   55.15   98.45   16.79      40.26
New York                                               625   39.53   96.04   26.28      41.13
Florida                                                637   51.61   88.85   18.17      39.77
Virginia                                               634   39.97   98.25   17.22      41.94
New Jersey                                             628   43.00   95.96   13.97      41.21
Arizona                                                647   49.79   85.80   14.11      39.45
Illinois                                               638   51.16   99.83    9.86      41.81
Nevada                                                 648   45.13   87.32   13.11      40.26
Washington                                             642   50.75   95.41   19.25      37.95
Texas                                                  636   53.39   95.98   23.86      39.32
Connecticut                                            612   41.58   94.35   22.32      43.31
Pennsylvania                                           606   64.86   97.78   25.59      42.16
Rhode Island                                           630   51.79   96.54   26.34      40.12
District of Columbia                                   627   48.49   98.25    9.20      43.80
Other                                                  625   58.95   95.19   18.38      40.45
------------------------------------------------------------------------------------------------
Total:                                                 641   44.69   95.76   17.30      40.66
------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47




12. Range of Remaining Terms (Months)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
Range of Remaining Terms                          Mortgage      Balance      Principal     Rate       Term        LTV
(Months)                                           Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
169 - 180                                            1,713     113,362,227        9.64      9.663         178      98.92
229 - 240                                               17       2,102,797        0.18      7.310         237      80.19
289 - 300                                                2         836,723        0.07      3.712         297      80.00
349 - 360                                            4,307   1,059,459,084       90.11      6.746         358      80.40
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
Range of Remaining Terms                            FICO      Full    Owner    Fixed    Average
(Months)                                           Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
169 - 180                                              673    37.85    97.06   100.00      40.83
229 - 240                                              653    56.98    83.87   100.00      45.69
289 - 300                                              787   100.00   100.00    23.99      34.04
349 - 360                                              637    45.35    95.64     8.28      40.64
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 359
Weighted Average: 340



13. Product Types

------------------------------------------------------------------------------------------------------------------------
                                                                                         % of
                                                                                       Mortgage
                                                                         Aggregate      Pool by    Weighted
                                                                          Cut-off      Aggregate   Average    Weighted
                                                             Number        Date         Cut-off     Gross      Average
                                                               of        Principal       Date      Interest   Remaining
                                                            Mortgage      Balance      Principal     Rate       Term
Product Types                                                Loans          ($)         Balance      (%)      (Months)
------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                                   47       5,094,791        0.43      7.391         178
Fixed - 20 Year                                                   17       2,102,797        0.18      7.310         237
Fixed - 25 Year                                                    1         200,723        0.02      6.000         297
Fixed - 30 Year                                                  386      82,488,209        7.02      6.777         358
Balloon - 15/30                                                1,666     108,267,436        9.21      9.769         178
Balloon - 30/40                                                   17       5,270,201        0.45      6.614         358
ARM - 6 Month                                                     11       2,770,025        0.24      7.034         358
ARM - 2 Year/6 Month                                           2,141     454,775,397       38.68      7.100         358
ARM - 3 Year/6 Month                                             130      29,073,271        2.47      6.911         358
ARM - 5 Year/6 Month                                              86      19,944,640        1.70      6.508         358
Interest Only ARM - 5 Year/6 Month                               157      49,242,612        4.19      6.016         358
Interest Only ARM - 2 Year/6 Month                               848     258,651,293       22.00      6.267         358
Interest Only ARM - 3 Year/6 Month                                 9       3,262,120        0.28      5.786         358
Interest Only ARM - 10 Year/1 Month                                1         636,000        0.05      2.990         297
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        477     139,987,608       11.91      6.752         358
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon         28       8,063,816        0.69      6.916         358
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon         17       5,929,894        0.50      6.248         358
------------------------------------------------------------------------------------------------------------------------
Total:                                                         6,039   1,175,760,831      100.00      7.026         340
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------


                                                            Weighted
                                                            Average    Non-Zero
                                                            Original   Weighted
                                                            Combined   Average     Pct      Pct      Pct     Weighted
                                                              LTV        FICO      Full    Owner    Fixed    Average
Product Types                                                 (%)       Score      Doc      Occ      Rate      DTI
---------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                                76.40        635    47.92    95.53   100.00      39.28
Fixed - 20 Year                                                80.19        653    56.98    83.87   100.00      45.69
Fixed - 25 Year                                                80.00        714   100.00   100.00   100.00      40.60
Fixed - 30 Year                                                76.86        644    53.81    94.24   100.00      41.21
Balloon - 15/30                                                99.98        675    37.38    97.14   100.00      40.91
Balloon - 30/40                                                77.46        639    30.73    93.82   100.00      37.80
ARM - 6 Month                                                  75.40        670     8.19    92.78     0.00      37.19
ARM - 2 Year/6 Month                                           80.58        620    41.23    93.86     0.00      41.51
ARM - 3 Year/6 Month                                           80.71        622    39.07    93.35     0.00      40.86
ARM - 5 Year/6 Month                                           77.62        649    47.75    83.95     0.00      39.49
Interest Only ARM - 5 Year/6 Month                             79.67        685    51.81    98.53     0.00      38.76
Interest Only ARM - 2 Year/6 Month                             81.18        660    54.12    97.84     0.00      38.89
Interest Only ARM - 3 Year/6 Month                             81.88        685    51.46   100.00     0.00      36.49
Interest Only ARM - 10 Year/1 Month                            80.00        810   100.00   100.00     0.00      31.97
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon      81.11        631    36.96    98.91     0.00      41.68
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon      83.11        623    48.30   100.00     0.00      40.85
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon      79.98        649    51.15   100.00     0.00      41.61
---------------------------------------------------------------------------------------------------------------------
Total:                                                         82.19        641    44.69    95.76    17.30      40.66
---------------------------------------------------------------------------------------------------------------------


14. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Subsequent Periodic Cap (%)                        Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156       17.30      8.386         256      89.21
0.5                                                      1         238,400        0.02      6.925         357      78.36
1                                                    3,891     969,631,032       82.47      6.741         358      80.73
1.5                                                     12       2,418,703        0.21      6.996         357      76.74
3                                                        1          48,540        0.00     10.375         357      90.00
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Subsequent Periodic Cap (%)                        Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       660    44.40    95.70   100.00      40.96
0.5                                                    619     0.00   100.00     0.00      46.43
1                                                      637    44.69    95.76     0.00      40.61
1.5                                                    611    70.73   100.00     0.00      36.70
3                                                      559   100.00   100.00     0.00      34.38
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Minimum: 0.500
Maximum: 3.000
Weighted Average: 1.001


15. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Range of Maximum Loan Rates (%)                    Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156       17.30      8.386         256      89.21
<= 13.000                                            1,590     451,978,559       38.44      6.014         358      79.62
13.001 - 13.500                                        889     228,203,919       19.41      6.802         358      81.20
13.501 - 14.000                                        489     115,628,932        9.83      7.292         358      81.44
14.001 - 14.500                                        472      98,823,869        8.41      7.796         358      82.40
14.501 - 15.000                                        213      39,134,691        3.33      8.277         358      82.87
15.001 - 15.500                                        156      25,901,860        2.20      8.781         358      82.66
15.501 - 16.000                                         53       7,823,223        0.67      9.256         358      79.98
16.001 - 16.500                                         33       4,141,184        0.35      9.682         358      82.81
16.501 - 17.000                                          8         569,240        0.05     10.282         357      81.13
17.001 - 17.500                                          2         131,198        0.01     10.750         357      85.00
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Range of Maximum Loan Rates (%)                    Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       660    44.40    95.70   100.00      40.96
<= 13.000                                              661    47.58    96.87     0.00      39.92
13.001 - 13.500                                        641    35.71    95.48     0.00      41.13
13.501 - 14.000                                        617    43.47    93.63     0.00      40.82
14.001 - 14.500                                        597    44.04    94.99     0.00      41.12
14.501 - 15.000                                        576    56.99    94.48     0.00      42.41
15.001 - 15.500                                        557    58.50    94.99     0.00      41.90
15.501 - 16.000                                        544    52.13    91.30     0.00      41.26
16.001 - 16.500                                        533    66.41    97.80     0.00      40.36
16.501 - 17.000                                        546    71.17    82.52     0.00      40.15
17.001 - 17.500                                        533   100.00   100.00     0.00      22.07
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 9.490
Maximum: 17.250
Non Fixed Rate Weighted Average: 13.240



16. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                               Aggregate      Pool by    Weighted               Weighted
                                                                Cut-off      Aggregate   Average    Weighted    Average
                                                   Number        Date         Cut-off     Gross      Average    Original
                                                     of        Principal       Date      Interest   Remaining   Combined
                                                  Mortgage      Balance      Principal     Rate       Term        LTV
Range of Gross Margins (%)                         Loans          ($)         Balance      (%)      (Months)      (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156       17.30      8.386         256      89.21
<=5.000                                                193      43,873,749        3.73      6.411         357      80.12
5.001 - 5.500                                          432     122,724,234       10.44      6.006         358      78.73
5.501 - 6.000                                          792     214,827,186       18.27      6.239         358      78.43
6.001 - 6.500                                          871     232,253,210       19.75      6.701         358      80.32
6.501 - 7.000                                          729     177,059,750       15.06      7.023         358      82.58
7.001 - 7.500                                          424      96,026,109        8.17      7.428         358      83.89
7.501 - 8.000                                          335      63,579,110        5.41      7.915         358      83.21
8.001 - 8.500                                           81      15,951,441        1.36      7.997         358      84.08
8.501 - 9.000                                           42       5,484,257        0.47      8.667         358      83.48
>=9.001                                                  6         557,631        0.05      9.589         358      73.03
------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831      100.00      7.026         340      82.19
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  Non-Zero
                                                  Weighted
                                                  Average     Pct      Pct      Pct     Weighted
                                                    FICO      Full    Owner    Fixed    Average
Range of Gross Margins (%)                         Score      Doc      Occ      Rate      DTI
------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       660    44.40    95.70   100.00      40.96
<=5.000                                                655    56.35    95.99     0.00      40.32
5.001 - 5.500                                          660    49.96    97.89     0.00      39.96
5.501 - 6.000                                          648    47.03    96.40     0.00      40.21
6.001 - 6.500                                          636    38.25    95.77     0.00      40.66
6.501 - 7.000                                          633    39.52    95.15     0.00      40.94
7.001 - 7.500                                          612    47.50    95.42     0.00      41.29
7.501 - 8.000                                          601    49.62    91.86     0.00      41.12
8.001 - 8.500                                          595    53.19    96.23     0.00      40.49
8.501 - 9.000                                          608    58.24    92.50     0.00      40.44
>=9.001                                                534    70.98   100.00     0.00      44.35
------------------------------------------------------------------------------------------------
Total:                                                 641    44.69    95.76    17.30      40.66
------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 2.375
Maximum: 9.300
Non Fixed Rate Weighted Average: 6.346

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                   All records

Table of Contents

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State


1. Purpose

-----------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate     Aggregate   Weighted   Weighted    Weighted
                                             Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                               of          Date          Date       Gross     Remaining   Combined   Average
                                            Mortgage     Principal     Principal   Interest     Term      Original     FICO
Purpose                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                       3,062     493,528,000       41.98      7.213         324      85.03        666
Refinance - Rate Term                            198      43,099,900        3.67      7.040         350      80.33        624
Refinance - Cashout                            2,779     639,132,931       54.36      6.881         352      80.12        622
-----------------------------------------------------------------------------------------------------------------------------
Total:                                         6,039   1,175,760,831      100.00      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------



2. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate     Aggregate   Weighted   Weighted    Weighted
                                             Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                               of          Date          Date       Gross     Remaining   Combined   Average
                                            Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                      2          96,828        0.01      6.922         358      12.41        592
15.01 - 20.00                                      2         144,335        0.01      6.766         265      18.02        663
20.01 - 25.00                                      5         514,887        0.04      6.953         358      23.08        598
25.01 - 30.00                                      2         185,784        0.02      6.676         358      28.00        596
30.01 - 35.00                                      7         844,799        0.07      6.478         358      31.43        657
35.01 - 40.00                                     13       1,607,181        0.14      6.876         358      37.77        592
40.01 - 45.00                                     32       4,997,798        0.43      6.994         355      42.51        602
45.01 - 50.00                                     38       6,031,128        0.51      6.768         358      48.56        622
50.01 - 55.00                                     51      10,601,538        0.90      6.691         351      52.83        618
55.01 - 60.00                                     85      18,301,943        1.56      6.626         349      57.59        619
60.01 - 65.00                                    128      28,317,703        2.41      6.879         354      63.13        601
65.01 - 70.00                                    235      53,034,444        4.51      6.878         357      68.54        604
70.01 - 75.00                                    339      85,991,830        7.31      6.779         356      73.92        613
75.01 - 80.00                                  1,903     482,892,969       41.07      6.519         357      79.75        656
80.01 - 85.00                                    467     118,806,944       10.10      6.834         356      84.17        624
85.01 - 90.00                                    671     174,254,227       14.82      6.886         357      89.52        631
90.01 - 95.00                                    332      73,251,002        6.23      7.511         357      94.65        623
95.01 - 100.00                                 1,727     115,885,491        9.86      9.644         188      99.97        674
-----------------------------------------------------------------------------------------------------------------------------
Total:                                         6,039   1,175,760,831      100.00      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 82.19


3. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate     Aggregate   Weighted   Weighted    Weighted
                                             Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                               of          Date          Date       Gross     Remaining   Combined   Average
                                            Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                             2,853     525,435,558       44.69      6.942         343      83.01        629
Stated Documentation                           2,316     461,887,862       39.28      7.181         338      80.54        655
Limited Documentation                            870     188,437,411       16.03      6.883         339      83.95        636
-----------------------------------------------------------------------------------------------------------------------------
Total:                                         6,039   1,175,760,831      100.00      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------


4. Geographic Distribution by State

-----------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate     Aggregate   Weighted   Weighted    Weighted
                                             Number       Cut-off       Cut-off    Average     Average    Average    Weighted
Geographic                                     of          Date          Date       Gross     Remaining   Combined   Average
Distribution                                Mortgage     Principal     Principal   Interest     Term      Original     FICO
by State                                     Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Alabama                                            1         122,631        0.01      6.000         357      79.87        641
Arizona                                          223      33,181,076        2.82      7.116         342      84.03        647
Arkansas                                          11         959,815        0.08      7.776         358      91.91        631
California                                     2,537     616,248,631       52.41      6.851         338      81.37        649
Colorado                                          52       6,413,849        0.55      7.317         338      85.23        621
Connecticut                                       95      18,638,475        1.59      6.969         351      80.16        612
Delaware                                          10       1,318,551        0.11      7.337         292      84.16        620
District of Columbia                              32       7,172,294        0.61      7.056         348      80.20        627
Florida                                          421      59,547,450        5.06      7.253         341      82.84        636
Georgia                                           48       6,276,202        0.53      7.842         341      86.09        629
Idaho                                             28       3,365,306        0.29      7.082         327      85.73        633
Illinois                                         185      33,121,859        2.82      7.098         346      83.05        638
Indiana                                            8       1,122,511        0.10      7.246         351      90.01        626
Iowa                                               4         391,788        0.03      7.040         357      80.93        593
Kansas                                            11         980,421        0.08      7.656         303      81.83        606
Kentucky                                           3         278,362        0.02      7.877         344      91.59        583
Louisiana                                         76       6,021,677        0.51      7.709         337      85.23        620
Maine                                             18       2,531,716        0.22      7.331         351      82.71        603
Maryland                                         347      64,111,249        5.45      7.234         343      83.42        630
Massachusetts                                     36       6,957,360        0.59      7.119         333      87.48        673
Michigan                                          52       7,158,258        0.61      7.920         350      86.79        607
Minnesota                                          7       1,404,500        0.12      7.260         358      88.51        627
Mississippi                                       28       1,883,468        0.16      8.607         344      86.15        592
Missouri                                          41       4,019,213        0.34      7.833         347      85.21        619
Montana                                           12       1,259,677        0.11      7.515         338      79.91        619
Nevada                                           165      30,134,128        2.56      7.108         342      81.93        648
New Hampshire                                     38       6,976,599        0.59      6.637         349      79.48        632
New Jersey                                       183      39,467,072        3.36      7.026         351      81.48        628
New Mexico                                        10       1,696,251        0.14      7.154         358      87.42        663
New York                                         245      63,400,172        5.39      6.982         347      80.31        625
North Carolina                                    43       4,643,006        0.39      7.775         340      87.46        620
Ohio                                              43       4,781,098        0.41      8.078         347      85.22        611
Oklahoma                                          18       1,429,712        0.12      8.158         353      87.57        598
Oregon                                            43       5,356,805        0.46      6.744         339      82.30        636
Pennsylvania                                     103      13,652,657        1.16      7.393         347      83.12        606
Rhode Island                                      41       7,308,126        0.62      6.931         346      81.61        630
South Carolina                                    11       1,999,657        0.17      7.818         358      85.84        607
South Dakota                                       2         199,135        0.02      7.181         357      88.81        621
Tennessee                                         67       6,267,470        0.53      7.528         340      85.40        621
Texas                                            248      23,730,699        2.02      7.595         331      84.29        636
Utah                                              14       1,953,379        0.17      7.269         334      84.79        619
Vermont                                            1         112,802        0.01      6.675         358      84.96        660
Virginia                                         256      46,957,807        3.99      7.465         336      84.18        634
Washington                                       186      26,775,063        2.28      6.967         335      85.29        641
West Virginia                                      6         563,743        0.05      7.417         348      87.57        638
Wisconsin                                         24       3,119,354        0.27      7.198         343      82.33        638
Wyoming                                            6         749,757        0.06      6.861         341      84.18        621
-----------------------------------------------------------------------------------------------------------------------------
Total:                                         6,039   1,175,760,831      100.00      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 47

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect
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such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on
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any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent
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our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                    2ND LIEN

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 1,690
Aggregate Principal Balance ($): 109,731,010
Weighted Average Current Mortgage Rate (%): 9.767
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Weighted Average Stated Original Term (months): 180
Weighted Average Stated Remaining Term (months): 178
Weighted Average Combined Original LTV (%): 99.98
% First Liens: 0.00
% Owner Occupied: 97.08
% Purchase: 83.22
% Full Doc: 37.70
Non-Zero Weighted Average Credit Score: 675


2. Product Types

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Product Types                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         18     1,132,508        1.03      9.688         178     100.00        679
Fixed - 20 Year                                          5       295,100        0.27      9.306         237     100.00        692
Fixed - 30 Year                                          1        35,966        0.03      9.750         358     100.00        664
Balloon - 15/30                                      1,666   108,267,436       98.67      9.769         178      99.98        674
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                           26     2,181,265        1.99      7.829         178     100.00        726
8.000 - 8.999                                          345    23,663,699       21.57      8.576         178     100.00        704
9.000 - 9.999                                          707    45,873,558       41.81      9.687         178      99.97        679
10.000 - 10.999                                        510    32,780,584       29.87     10.582         178      99.99        650
11.000 - 11.999                                         89     4,614,712        4.21     11.455         179     100.00        641
12.000 - 12.999                                         13       617,192        0.56     12.397         178     100.00        631
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.250
Maximum: 12.750
Weighted Average: 9.767


4. Range of Cut-off Date Principal Balances ($)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                             121     2,437,659        2.22      9.984         178     100.00        650
25,001 - 50,000                                        506    19,356,521       17.64      9.991         178      99.98        667
50,001 - 75,000                                        514    31,900,422       29.07      9.770         178     100.00        678
75,001 - 100,000                                       329    28,634,288       26.09      9.755         178      99.95        676
100,001 - 125,000                                      140    15,574,201       14.19      9.751         178     100.00        676
125,001 - 150,000                                       50     6,796,923        6.19      9.447         178     100.00        674
150,001 - 175,000                                       21     3,356,720        3.06      9.425         178     100.00        686
175,001 - 200,000                                        9     1,674,276        1.53      9.181         178      99.89        684
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 14,922
Maximum: 199,864
Average: 64,930


5. Stated Original Term (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
180                                                  1,684   109,399,944       99.70      9.769         178      99.98        675
240                                                      5       295,100        0.27      9.306         237     100.00        692
360                                                      1        35,966        0.03      9.750         358     100.00        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 180


6. Range of Stated Remaining Terms (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
169 - 180                                            1,684   109,399,944       99.70      9.769         178      99.98        675
229 - 240                                                5       295,100        0.27      9.306         237     100.00        692
349 - 360                                                1        35,966        0.03      9.750         358     100.00        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 358
Weighted Average: 178



7. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                            1        85,908        0.08      9.125         178      85.00        651
85.01 - 90.00                                            1        33,975        0.03     10.875         178      90.00        690
95.01 - 100.00                                       1,688   109,611,127       99.89      9.768         178     100.00        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00
Maximum: 100.00
Weighted Average: 99.98



8. Range of Gross Margins (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


9. Range of Minimum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



10. Range of Maximum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


11. Initial Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000



12. Subsequent Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


13. Next Rate Adjustment Dates

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                             809    66,134,722       60.27      9.637         178      99.98        676
Virginia                                                82     5,499,823        5.01     10.251         179     100.00        675
Florida                                                113     5,413,618        4.93     10.086         178     100.00        674
Maryland                                                91     5,255,030        4.79      9.926         178     100.00        671
New York                                                42     3,217,632        2.93     10.155         178     100.00        674
Texas                                                   94     3,208,280        2.92      9.815         178     100.00        666
Washington                                              65     3,121,205        2.84      9.837         178     100.00        657
Arizona                                                 62     2,800,339        2.55     10.004         178      99.88        681
Nevada                                                  45     2,676,663        2.44      9.870         180     100.00        693
Illinois                                                37     1,878,959        1.71      9.945         178     100.00        676
New Jersey                                              25     1,475,076        1.34      9.519         178     100.00        698
Massachusetts                                           15       949,654        0.87      9.657         178     100.00        676
Colorado                                                18       716,904        0.65     10.193         182     100.00        648
Connecticut                                             14       674,550        0.61     10.056         183     100.00        657
Tennessee                                               20       625,849        0.57      9.115         178     100.00        652
Other                                                  158     6,082,706        5.54      9.917         178     100.00        661
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented: 39


15. Occupancy

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Primary                                              1,631   106,525,685       97.08      9.774         178      99.99        673
Second Home                                             59     3,205,325        2.92      9.552         178      99.89        717
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


16. Property Type

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,122    74,768,288       68.14      9.770         178      99.98        674
Planned Unit Development                               292    18,137,692       16.53      9.794         178      99.97        674
Condominium                                            244    14,388,508       13.11      9.668         178     100.00        677
2-4 Family                                              32     2,436,523        2.22     10.075         178     100.00        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                             1,423    91,314,844       83.22      9.762         178     100.00        678
Refinance - Cashout                                    249    17,193,757       15.67      9.809         179      99.91        658
Refinance - Rate Term                                   18     1,222,410        1.11      9.610         183     100.00        673
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   751    50,333,852       45.87     10.187         178      99.99        684
Full Documentation                                     699    41,370,255       37.70      9.384         178     100.00        666
Limited Documentation                                  240    18,026,904       16.43      9.478         178      99.92        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
600 - 624                                              294    16,813,644       15.32     10.498         178     100.00        612
625 - 649                                              310    18,705,494       17.05     10.132         178     100.00        638
650 - 674                                              366    25,008,538       22.79      9.938         178      99.94        662
675 - 699                                              295    19,980,208       18.21      9.517         178      99.98        687
700 - 724                                              174    11,849,741       10.80      9.179         178     100.00        711
725 - 749                                              129     8,822,892        8.04      9.156         178     100.00        736
750 - 774                                               85     5,962,452        5.43      9.032         179     100.00        761
775 - 799                                               34     2,380,671        2.17      9.156         178     100.00        786
800 +                                                    3       207,370        0.19      9.027         178     100.00        808
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 600
Maximum: 813
Non-Zero Weighted Average: 675


20. Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0                                                      638    36,949,546       33.67      9.942         178      99.99        677
12                                                      40     2,729,468        2.49      9.944         178     100.00        668
24                                                     949    66,044,231       60.19      9.664         178     100.00        673
36                                                      63     4,007,766        3.65      9.733         178      99.68        678
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                             1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0                                                    1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,690   109,731,010      100.00      9.767         178      99.98        675
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective
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solely for information purposes and is not an offer to buy or sell or a
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would be made pursuant to a definitive Prospectus or Private Placement
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Information contained in this material is current as of the date appearing on
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                  Interest Only

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 1,015
Aggregate Principal Balance ($): 311,792,024
Weighted Average Current Mortgage Rate (%): 6.216
Non-Zero Weighted Average Margin (%): 6.036
Non-Zero Weighted Average Maximum Rate (%): 12.714
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Combined Original LTV (%): 80.95
% First Liens: 100.00
% Owner Occupied: 97.98
% Purchase: 46.96
% Full Doc: 53.82
Non-Zero Weighted Average Credit Score: 664




2. Product Types

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Product Types                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 5 Year/6 Month                     157    49,242,612       15.79      6.016         358      79.67        685
Interest Only ARM - 2 Year/6 Month                     848   258,651,293       82.96      6.267         358      81.18        660
Interest Only ARM - 3 Year/6 Month                       9     3,262,120        1.05      5.786         358      81.88        685
Interest Only ARM - 10 Year/1 Month                      1       636,000        0.20      2.990         297      80.00        810
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                            1       636,000        0.20      2.990         297      80.00        810
4.000 - 4.999                                            8     3,033,000        0.97      4.922         358      73.82        718
5.000 - 5.999                                          381   127,627,704       40.93      5.709         358      79.72        675
6.000 - 6.999                                          537   156,941,281       50.34      6.485         358      81.84        657
7.000 - 7.999                                           82    21,959,858        7.04      7.361         358      82.71        645
8.000 - 8.999                                            6     1,594,182        0.51      8.313         358      81.05        656
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.990
Maximum: 8.875
Weighted Average: 6.216


4. Range of Cut-off Date Principal Balances ($)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                          6       411,426        0.13      7.211         357      65.26        635
75,001 - 100,000                                        11     1,006,679        0.32      6.840         358      79.45        641
100,001 - 125,000                                       32     3,675,536        1.18      6.666         358      80.24        640
125,001 - 150,000                                       50     6,908,605        2.22      6.315         358      79.24        653
150,001 - 175,000                                       63    10,192,648        3.27      6.261         358      81.27        654
175,001 - 200,000                                       72    13,515,991        4.33      6.354         358      78.14        666
200,001 - 225,000                                       81    17,261,883        5.54      6.258         358      80.79        667
225,001 - 250,000                                       95    22,637,581        7.26      6.211         358      79.93        662
250,001 - 275,000                                       74    19,351,730        6.21      6.273         358      79.67        671
275,001 - 300,000                                       71    20,488,075        6.57      6.333         358      81.53        667
300,001 - 325,000                                       71    22,162,278        7.11      6.244         358      80.97        669
325,001 - 350,000                                       56    18,919,751        6.07      6.188         358      80.99        661
350,001 - 375,000                                       53    19,202,560        6.16      6.225         358      81.29        662
375,001 - 400,000                                       52    20,238,597        6.49      6.231         358      80.53        663
400,001 - 425,000                                       41    16,936,192        5.43      6.091         358      81.31        652
425,001 - 450,000                                       40    17,520,367        5.62      6.272         358      81.64        664
450,001 - 475,000                                       27    12,520,703        4.02      6.343         358      81.52        650
475,001 - 500,000                                       25    12,199,066        3.91      6.204         358      81.27        669
500,001 - 750,000                                       91    53,532,358       17.17      6.029         357      82.06        671
750,001 - 1,000,000                                      4     3,110,000        1.00      5.976         358      83.31        699
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 63,750
Maximum: 802,500
Average: 307,184


5. Stated Original Term (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
300                                                      1       636,000        0.20      2.990         297      80.00        810
360                                                  1,014   311,156,024       99.80      6.222         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
289 - 300                                                1       636,000        0.20      2.990         297      80.00        810
349 - 360                                            1,014   311,156,024       99.80      6.222         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 297
Maximum: 359
Weighted Average: 358


7. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                            1        65,000        0.02      7.550         358      20.97        643
40.01 - 45.00                                            2       620,000        0.20      6.181         358      43.86        692
45.01 - 50.00                                            6     1,089,500        0.35      5.931         358      48.36        699
50.01 - 55.00                                            6     1,153,925        0.37      5.833         358      52.36        676
55.01 - 60.00                                            6     1,867,350        0.60      5.673         358      57.42        684
60.01 - 65.00                                           11     2,799,300        0.90      6.093         358      62.51        655
65.01 - 70.00                                           31     8,986,750        2.88      5.960         358      68.28        659
70.01 - 75.00                                           39    13,453,000        4.31      5.948         358      73.47        662
75.01 - 80.00                                          634   188,768,029       60.54      6.172         358      79.85        669
80.01 - 85.00                                          100    33,335,462       10.69      6.326         358      84.09        666
85.01 - 90.00                                          179    59,653,708       19.13      6.426         358      89.47        650
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.97
Maximum: 90.00
Weighted Average: 80.95


8. Range of Gross Margins (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 3.500                                                 1       636,000        0.20      2.990         297      80.00        810
4.001 - 4.500                                           11     3,114,720        1.00      6.685         358      80.96        641
4.501 - 5.000                                           33     9,919,453        3.18      5.488         358      76.82        693
5.001 - 5.500                                          208    65,558,185       21.03      5.855         358      79.49        665
5.501 - 6.000                                          302    93,873,572       30.11      6.070         358      79.91        662
6.001 - 6.500                                          248    76,934,101       24.67      6.384         358      81.61        663
6.501 - 7.000                                          148    44,307,446       14.21      6.622         358      83.92        668
7.001 - 7.500                                           43    10,413,397        3.34      6.797         358      83.51        657
7.501 - 8.000                                           16     5,098,350        1.64      7.252         358      83.41        623
8.001 - 8.500                                            3     1,504,800        0.48      7.414         358      90.00        672
8.501 - 9.000                                            2       432,000        0.14      8.666         358      80.00        679
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.375
Maximum: 8.875
Non-Zero Weighted Average: 6.036


9. Range of Minimum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<=5.000                                                 11     4,060,703        1.30      4.715         348      75.91        727
5.001 - 5.500                                           95    34,369,354       11.02      5.356         358      78.85        694
5.501 - 6.000                                          299    97,987,850       31.43      5.848         358      80.19        667
6.001 - 6.500                                          314    89,796,196       28.80      6.310         358      81.40        659
6.501 - 7.000                                          213    63,447,437       20.35      6.781         358      82.35        654
7.001 - 7.500                                           57    15,341,353        4.92      7.249         358      83.13        650
7.501 - 8.000                                           20     5,194,950        1.67      7.792         358      81.67        635
8.001 - 8.500                                            5     1,306,982        0.42      8.189         358      81.28        641
8.501 - 9.000                                            1       287,200        0.09      8.875         358      80.00        725
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.990
Maximum: 8.875
Non-Zero Weighted Average: 6.214


10. Range of Maximum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 12.500                                              405   136,275,124       43.71      5.690         358      79.71        675
12.501 - 13.000                                        315    90,035,978       28.88      6.310         358      81.42        659
13.001 - 13.500                                        213    63,447,437       20.35      6.781         358      82.35        654
13.501 - 14.000                                         56    15,244,353        4.89      7.247         358      83.10        650
14.001 - 14.500                                         20     5,194,950        1.67      7.792         358      81.67        635
14.501 - 15.000                                          5     1,306,982        0.42      8.189         358      81.28        641
15.001 - 15.500                                          1       287,200        0.09      8.875         358      80.00        725
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.490
Maximum: 15.375
Non-Zero Weighted Average: 12.714



11. Initial Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1                                                        4     1,261,600        0.40      4.800         327      80.00        732
1.5                                                      5       889,150        0.29      6.224         358      80.68        659
2                                                        1       414,000        0.13      6.750         358      90.00        659
3                                                      854   261,529,546       83.88      6.262         358      81.16        660
5                                                      151    47,697,729       15.30      5.997         358      79.74        686
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 3.292


12. Subsequent Periodic Cap (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1                                                    1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Aug-05                                                   1       636,000        0.20      2.990         297      80.00        810
Mar-07                                                   1        63,750        0.02      7.500         356      75.00        589
Apr-07                                                 168    51,460,304       16.50      6.249         357      81.43        657
May-07                                                 678   206,840,839       66.34      6.273         358      81.12        660
Jun-07                                                   1       286,400        0.09      5.500         359      80.00        654
Apr-08                                                   1       326,700        0.10      5.990         357      90.00        650
May-08                                                   8     2,935,420        0.94      5.764         358      80.98        689
Mar-10                                                   1       157,500        0.05      7.375         356      90.00        638
Apr-10                                                  24     5,893,769        1.89      6.326         357      82.56        662
May-10                                                 132    43,191,342       13.85      5.969         358      79.24        688
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                             655   228,139,688       73.17      6.150         358      80.50        668
Maryland                                                57    15,309,932        4.91      6.487         358      82.92        652
Washington                                              49    10,486,866        3.36      6.243         358      81.89        646
Nevada                                                  34     8,102,494        2.60      6.395         358      80.81        666
Florida                                                 33     7,724,903        2.48      6.384         358      83.00        652
Arizona                                                 40     7,711,623        2.47      6.190         358      81.88        674
New York                                                18     6,221,531        2.00      6.249         358      84.68        651
Virginia                                                19     5,248,457        1.68      6.514         358      83.39        657
New Jersey                                              12     3,890,150        1.25      6.079         358      79.06        675
Illinois                                                13     3,443,220        1.10      6.657         358      81.78        643
Rhode Island                                             7     1,771,220        0.57      6.673         358      84.34        659
Colorado                                                 9     1,570,220        0.50      6.293         358      81.75        641
Connecticut                                              5     1,423,950        0.46      6.680         358      80.55        637
North Carolina                                           9     1,275,002        0.41      6.623         358      81.83        648
Pennsylvania                                             4     1,078,000        0.35      6.403         358      80.78        659
Other                                                   51     8,394,770        2.69      6.557         358      81.17        653
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 36


15. Occupancy

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Primary                                                990   305,480,742       97.98      6.213         358      80.90        663
Second Home                                             24     5,955,932        1.91      6.362         358      83.90        704
Investment                                               1       355,350        0.11      6.250         358      69.00        692
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


16. Property Type

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                685   216,463,551       69.43      6.192         358      80.80        664
Planned Unit Development                               160    48,288,003       15.49      6.299         358      82.06        663
Condominium                                            146    40,776,421       13.08      6.228         358      80.96        666
2-4 Family                                              24     6,264,050        2.01      6.314         358      77.50        674
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                    506   157,830,673       50.62      6.234         358      81.27        655
Purchase                                               484   146,409,938       46.96      6.195         358      80.84        675
Refinance - Rate Term                                   25     7,551,413        2.42      6.234         358      76.21        655
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     564   167,811,385       53.82      6.169         358      80.64        656
Stated Documentation                                   238    74,788,481       23.99      6.405         358      80.73        691
Limited Documentation                                  213    69,192,158       22.19      6.126         358      81.93        656
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                1       232,000        0.07      6.550         358      80.00        522
525 - 549                                                2       377,100        0.12      6.295         358      83.66        543
550 - 574                                                2       615,323        0.20      7.178         357      77.52        563
575 - 599                                               90    25,549,870        8.19      6.580         358      81.24        591
600 - 624                                              150    45,177,377       14.49      6.330         358      81.15        613
625 - 649                                              165    52,569,501       16.86      6.236         358      82.27        637
650 - 674                                              219    65,594,981       21.04      6.209         358      81.10        663
675 - 699                                              174    53,183,795       17.06      6.204         358      80.39        687
700 - 724                                              114    35,936,136       11.53      6.090         358      80.75        711
725 - 749                                               45    14,822,234        4.75      5.975         358      79.20        737
750 - 774                                               31     9,837,866        3.16      5.990         358      80.50        760
775 - 799                                               19     6,865,492        2.20      5.852         358      77.38        785
800 +                                                    3     1,030,350        0.33      3.930         320      78.23        808
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 522
Maximum: 810
Non-Zero Weighted Average: 664


20. Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0                                                      200    61,611,563       19.76      6.464         357      81.08        667
12                                                      42    15,225,814        4.88      6.096         358      80.89        682
24                                                     671   204,209,155       65.50      6.169         358      81.06        660
36                                                     102    30,745,492        9.86      6.086         358      79.99        682
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

---------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                              Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                   Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                     of         Date         Date       Gross     Remaining   Combined   Average
                                                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
60                                                   1,011   310,169,874       99.48      6.223         358      80.94        664
120                                                      4     1,622,150        0.52      4.926         334      83.03        697
---------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,015   311,792,024      100.00      6.216         358      80.95        664
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------
By Loan Type                                                please use more rows if there are other type of loans
------------------------------------------------------------------------------------------------------------------------------
                                                            No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
Fixed                                                                       2,134         203,424,156                     17.3
ARM - 6 Month                                                                  11           2,770,025                     0.24
ARM - 2 Year/6 Month                                                        2,141         454,775,397                    38.68
ARM - 3 Year/6 Month                                                          130          29,073,271                     2.47
ARM - 5 Year/6 Month                                                           86          19,944,640                      1.7
Interest Only ARM - 5 Year/6 Month                                            157          49,242,612                     4.19
Interest Only ARM - 2 Year/6 Month                                            848         258,651,293                       22
Interest Only ARM - 3 Year/6 Month                                              9           3,262,120                     0.28
Interest Only ARM - 10 Year/1 Month                                             1             636,000                     0.05
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon                     477         139,987,608                    11.91
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon                      28           8,063,816                     0.69
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon                      17           5,929,894                      0.5
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
Fixed                                                                       8.386       0             660
ARM - 6 Month                                                               7.034     100             670
ARM - 2 Year/6 Month                                                          7.1     100             619
ARM - 3 Year/6 Month                                                        6.911     100             622
ARM - 5 Year/6 Month                                                        6.508     100             649
Interest Only ARM - 5 Year/6 Month                                          6.016     100             685
Interest Only ARM - 2 Year/6 Month                                          6.267     100             660
Interest Only ARM - 3 Year/6 Month                                          5.786     100             685
Interest Only ARM - 10 Year/1 Month                                          2.99     100             810
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon                   6.752     100             631
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon                   6.916     100             623
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon                   6.248     100             649
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
Fixed                                                                                 89.29                           40.96
ARM - 6 Month                                                                          75.4                           37.19
ARM - 2 Year/6 Month                                                                  80.83                           41.51
ARM - 3 Year/6 Month                                                                  81.37                           40.86
ARM - 5 Year/6 Month                                                                  77.62                           39.49
Interest Only ARM - 5 Year/6 Month                                                    79.97                           38.76
Interest Only ARM - 2 Year/6 Month                                                    81.52                           38.89
Interest Only ARM - 3 Year/6 Month                                                    81.88                           36.49
Interest Only ARM - 10 Year/1 Month                                                      90                           31.97
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon                              81.3                           41.68
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon                             83.11                           40.85
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon                             79.98                           41.61
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
Fixed                                                                       44.4           48.09               95.7
ARM - 6 Month                                                               8.19           76.34              92.78
ARM - 2 Year/6 Month                                                       41.23           62.94              93.86
ARM - 3 Year/6 Month                                                       39.07           81.66              93.35
ARM - 5 Year/6 Month                                                       47.75           83.07              83.95
Interest Only ARM - 5 Year/6 Month                                         51.81           66.74              98.53
Interest Only ARM - 2 Year/6 Month                                         54.12           50.62              97.84
Interest Only ARM - 3 Year/6 Month                                         51.46           48.54                100
Interest Only ARM - 10 Year/1 Month                                          100               0                100
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon                  36.96           57.57              98.91
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon                   48.3           76.07                100
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon                  51.15            61.7                100
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                            % Investor Properties
---------------------------------------------------------------------------------
Fixed                                                                        2.45
ARM - 6 Month                                                                2.28
ARM - 2 Year/6 Month                                                         3.72
ARM - 3 Year/6 Month                                                         3.34
ARM - 5 Year/6 Month                                                        16.05
Interest Only ARM - 5 Year/6 Month                                              0
Interest Only ARM - 2 Year/6 Month                                           0.14
Interest Only ARM - 3 Year/6 Month                                              0
Interest Only ARM - 10 Year/1 Month                                             0
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon                    0.68
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon                       0
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon                       0
---------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
By Original IO Term                                         please use more rows if there are other type of IO products
------------------------------------------------------------------------------------------------------------------------------
                                                            No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
60                                                                          1,011         310,169,874                    99.48
120                                                                             4           1,622,150                     0.52
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
60                                                                          6.223     100             664
120                                                                         4.926     100             697
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
60                                                                                    81.27                           38.84
120                                                                                   86.95                           38.29
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
60                                                                         53.58            53.1              97.97
120                                                                          100           41.41                100
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                            % Investor Properties
---------------------------------------------------------------------------------
60                                                                           0.11
120                                                                             0
---------------------------------------------------------------------------------



By Occupancy Status

------------------------------------------------------------------------------------------------------------------------------
                                                            No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                                              5,738       1,125,924,668                    95.76
2nd Homes                                                                     149          22,404,389                     1.91
Investor Properties                                                           152          27,431,774                     2.33
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
Owner Occupied                                                              7.019   82.71             639
2nd Homes                                                                   7.125   83.17             696
Investor Properties                                                         7.243   81.86             659
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                                                        82.55                           40.72
2nd Homes                                                                              84.4                           40.29
Investor Properties                                                                    75.9                           38.71
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
Owner Occupied                                                             45.29           58.47                100
2nd Homes                                                                   28.6           22.61                  0
Investor Properties                                                        33.32           68.63                  0
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                            % Investor Properties
---------------------------------------------------------------------------------
Owner Occupied                                                                  0
2nd Homes                                                                       0
Investor Properties                                                           100
---------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
By Documentation
------------------------------------------------------------------------------------------------------------------------------
                                                            No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
Full Doc                                                                    2,853         525,435,558                    44.69
Limited Doc                                                                   870         188,437,411                    16.03
Stated Doc                                                                  2,316         461,887,862                    39.28
No Doc
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
Full Doc                                                                    6.942   82.81             629
Limited Doc                                                                 6.883   83.62             636
Stated Doc                                                                  7.181    82.2             655
No Doc
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
Full Doc                                                                              83.31                           41.29
Limited Doc                                                                           83.98                           37.71
Stated Doc                                                                             80.8                           41.14
No Doc
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
Full Doc                                                                     100           64.83              97.04
Limited Doc                                                                    0           57.32              94.25
Stated Doc                                                                     0           50.57              94.92
No Doc
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                            % Investor Properties
---------------------------------------------------------------------------------
Full Doc                                                                     1.74
Limited Doc                                                                  2.86
Stated Doc                                                                   2.79
No Doc
---------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Debt-to-Income Ratio Distribution
------------------------------------------------------------------------------------------------------------------------------
Range                                                       No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
<=30                                                                          711         129,594,223                    11.02
30.01-35.00                                                                   678         123,248,958                    10.48
35.01-40.00                                                                 1,049         202,247,099                     17.2
40.01-45.00                                                                 1,663         326,294,507                    27.75
45.01-50.00                                                                 1,530         305,024,031                    25.94
50.01-55.00                                                                   372          81,025,837                     6.89
55.01-60.00                                                                    36           8,326,176                     0.71
>60.00
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Range                                                       Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
<=30                                                                        6.875   84.31             644
30.01-35.00                                                                 6.976    81.3             648
35.01-40.00                                                                 6.938   83.06             643
40.01-45.00                                                                 7.047   83.01             645
45.01-50.00                                                                 7.186   82.74             633
50.01-55.00                                                                 6.928   79.45             633
55.01-60.00                                                                 6.539   87.49             623
>60.00
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Range                                                       Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
<=30                                                                                  81.12                           22.95
30.01-35.00                                                                           81.88                           32.64
35.01-40.00                                                                           82.31                            37.7
40.01-45.00                                                                           82.65                           42.67
45.01-50.00                                                                           82.79                           47.66
50.01-55.00                                                                           83.37                           52.46
55.01-60.00                                                                           82.87                           56.84
>60.00
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Range                                                       % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
<=30                                                                       43.76           64.04              93.99
30.01-35.00                                                                45.95              62              93.91
35.01-40.00                                                                39.11           58.75              97.13
40.01-45.00                                                                42.92           53.67              96.68
45.01-50.00                                                                42.38           55.94              95.79
50.01-55.00                                                                71.98           64.85              94.71
55.01-60.00                                                                64.59           68.41              90.52
>60.00
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
Range                                                       % Investor Properties
---------------------------------------------------------------------------------
<=30                                                                         4.23
30.01-35.00                                                                  3.07
35.01-40.00                                                                  1.51
40.01-45.00                                                                  1.45
45.01-50.00                                                                  2.39
50.01-55.00                                                                  3.25
55.01-60.00                                                                  5.36
>60.00
---------------------------------------------------------------------------------
Wt. Avg. DTI = 40.66



Silent Seconds
------------------------------------------------------------------------------------------------------------------------------
                                                            No. of Mortgage Loans   Principal Balance   % of Principal Balance
------------------------------------------------------------------------------------------------------------------------------
Y                                                                              49          14,633,862                     1.24
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Gross Coupon   % ARM   Wt. Avg. FICO
---------------------------------------------------------------------------------------------------------
Y                                                                            6.36   94.46             666
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Wt. Avg. Effective Combined LTV   Wt. Avg. Debt-to-Income Ratio
---------------------------------------------------------------------------------------------------------------------------
Y                                                                                     96.03                           38.53
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                            % Full Documentation   % Refinancing   % Owner Occupied
-------------------------------------------------------------------------------------------------------------------
Y                                                                          57.45           35.51              84.67
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                            % Investor Properties
---------------------------------------------------------------------------------
Y                                                                            8.29
---------------------------------------------------------------------------------
Effective Combined LTV (taking into account the silent seconds) = 82.43
---------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------------------------------------------------
Deal Name                                      MSAC 2005-WMC6
---------------------------------------------------------------------

                                                     ARM                         FRM                   Total/Avg.
-------------------------------------------------------------------------------------------------------------------------
Percentage Bal.                                    82.70%                       17.30%
Deal Balance                                     972,336,675                 203,424,156              1,175,760,831
All-in Severity                                     0.00%                       0.00%                     0.00%
WAM                                                  358                         256                       340
WALA                                                  2                           2                         2
WAC                                                6.742%                       8.386%                   7.026%
Lag                                                   0                           0
CLTV                                               80.72%                       89.21%                   82.19%
Loan Balance                                       248,998                      95,325                   194,695
Non-Full Doc %                                     55.25%                       55.60%                   55.31%
DTI                                                40.60%                       40.96%                   40.66%
IO %                                               32.07%                       0.00%                    26.52%
Second Lien %                                       0.00%                       53.94%                    9.33%
Simultaneous Seconds %                              1.42%                       0.40%                     1.24%
FICO
------------------------
1st Quartile                                         545                         554                       545
2nd Quartile                                         621                         626                       622
3rd Quartile                                         688                         686                       687
4th Quartile                                         760                         759                       760
Property Type
------------------------
Single Family %                                    71.39%                       72.32%                   71.55%
PUD %                                              13.01%                       13.05%                   13.02%
2-4 Unit %                                          6.11%                       5.32%                     5.97%
Condo %                                             9.50%                       9.31%                     9.46%
MH %                                                0.00%                       0.00%                     0.00%
Occupancy Type
------------------------
Owner Occupied                                     95.77%                       95.70%                   95.76%
2nd Home                                            1.92%                       1.85%                     1.91%
Investor Prop.                                      2.31%                       2.45%                     2.33%
Loan Purpose
------------------------
Purchase                                           39.90%                       51.91%                   41.98%
Cash-Out                                           56.76%                       42.89%                   54.36%
Rate-Reduction                                      3.35%                       5.20%                     3.67%
-------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 Winchester Capital - HEL / Resi B&C - Stratification Tables

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO

FICO          WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance    WAC
581 & Above      658    82.9        5,149              192,928       84.49     993,384,545   6.897
561 - 580        571   80.76          299              210,617        5.36      62,974,388   7.413
541 - 560        552   79.54          230              213,353        4.17      49,071,167   7.664
521 - 540        530    74.6          181              193,424        2.98      35,009,677   8.024
520 & Below      511   75.93          180              196,228           3      35,321,053   8.089
Total:           641   82.19        6,039              194,695         100   1,175,760,831   7.026


              Percentage of Aggregate Collateral
                             FICO                                                                      LTV
FICO                    520 and below              521-540   541-560   561-580   581 and above   85% LTV & below   LTV 85.01-90
581 & Above                                    0         0         0         0             100             68.27          14.59
561 - 580                                      0         0         0       100               0             60.78             22
541 - 560                                      0         0       100         0               0             66.09          20.17
521 - 540                                      0       100         0         0               0             84.94          12.32
520 & Below                                  100         0         0         0               0             95.41           3.52
Total:                                         3      2.98      4.17      5.36           84.49             69.09          14.82



                                                            Loan Amount
FICO          LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K   $75.01-100K   $100.01 - $600K
581 & Above           5.47           11.67             0             2.35         4.03          4.34             84.17
561 - 580            17.22               0             0             0.67         2.21          3.47             88.41
541 - 560            13.75               0             0             0.47         1.81          2.97              89.2
521 - 540             2.74               0             0             0.54         2.48           3.8             90.97
520 & Below           1.07               0             0             0.26          2.2          3.69             92.14
Total:                6.23            9.86             0             2.06         3.74           4.2             85.05


                                                  Documentation                              Interest Only
FICO          $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc      2yr IO       3yr IO   5yr IO
581 & Above           4.07        1.05        0           41.94        42.54         15.52               0        0    30.97
561 - 580             4.01        1.24        0           53.69         22.6         23.71               0        0     2.68
541 - 560             4.01        1.55        0           62.41        21.41         16.18               0        0     1.21
521 - 540                0        2.21        0           60.45         24.3         15.25               0        0     0.66
520 & Below           1.72           0        0           65.69        17.18         17.13               0        0        0
Total:                3.87        1.08        0           44.69        39.28         16.03               0        0    26.38


                          DTI                                   Other Data
FICO          10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
581 & Above      0.16      31.95       7.17
561 - 580           0       37.1       6.58
541 - 560           0      47.42      11.38
521 - 540           0      41.78      14.61
520 & Below         0      44.62       9.29
Total:           0.14      33.54        7.6



2. LTV

LTV              WAFICO           Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance    WAC
80.00 & Below       642   75.72        2,842              244,041       58.99     693,563,167   6.606
80.01 - 85.00       624   84.17          467              254,405        10.1     118,806,944   6.834
85.01 - 90.00       631   89.52          671              259,693       14.82     174,254,227   6.886
90.01 - 95.00       623   94.65          332              220,636        6.23      73,251,002   7.511
95.01 - 100.00      674   99.97        1,727               67,102        9.86     115,885,491   9.644
Total:              641   82.19        6,039              194,695         100   1,175,760,831   7.026


                 Percentage of Aggregate Collateral
                                FICO                                                                      LTV
LTV                        520 and below              521-540   541-560   561-580   581 and above   85% LTV & below
80.00 & Below                                  3.72      3.48      3.75      4.36           84.69               100
80.01 - 85.00                                  6.63      4.73      5.39      6.78           76.47               100
85.01 - 90.00                                  0.71      2.47      5.68      7.95           83.18                 0
90.01 - 95.00                                  0.52      1.31      9.21      14.8           74.16                 0
95.01 - 100.00                                    0         0         0         0             100                 0
Total:                                            3      2.98      4.17      5.36           84.49             69.09



                                                                              Loan Amount
LTV              LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K   $75.01-100K
80.00 & Below               0              0               0             0             0.17         1.09          1.78
80.01 - 85.00               0              0               0             0             0.19         0.98           1.7
85.01 - 90.00             100              0               0             0             0.28         0.87          1.95
90.01 - 95.00               0            100               0             0             0.74         1.69          3.78
95.01 - 100.00              0              0             100             0            18.82           28         24.92
Total:                  14.82           6.23            9.86             0             2.06         3.74           4.2



                                                                       Documentation                              Interest Only
LTV              $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc      2yr IO
80.00 & Below               91.6            4.1        1.26        0           39.82        45.93         14.25               0
80.01 - 85.00              90.31           5.45        1.39        0           53.47        29.89         16.65               0
85.01 - 90.00              90.94           4.61        1.35        0           53.24        25.88         20.88               0
90.01 - 95.00              90.26           3.52           0        0           64.99        15.01         19.99               0
95.01 - 100.00             28.27              0           0        0           39.12        44.64         16.24               0
Total:                     85.05           3.87        1.08        0           44.69        39.28         16.03               0


                                               DTI                                   Other Data
LTV              3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
80.00 & Below         0    31.41      0.14      31.54       6.37
80.01 - 85.00         0    27.75       0.3      36.55        9.7
85.01 - 90.00         0    34.06      0.18       34.9        8.6
90.01 - 95.00         0        0         0      51.21      18.12
95.01 - 100.00        0        0         0      29.24       4.63
Total:                0    26.38      0.14      33.54        7.6


3. DTI



DTI               WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance    WAC
<= 39.999            644   81.59        2,434              186,571       38.62     454,115,015    6.93
40.000 - 44.999      644   82.44        1,658              196,637       27.73     326,024,667   7.046
45.000 - 49.999      634   82.55        1,536              199,078       26.01     305,783,800   7.186
50.000 - 54.999      631   83.11          373              216,869        6.88      80,892,121   6.926
55.000 >=            632   82.95           38              235,401        0.76       8,945,228   6.599
Total:               641   82.19        6,039              194,695         100   1,175,760,831   7.026


                  Percentage of Aggregate Collateral
                                 FICO                                                                      LTV
DTI                         520 and below              521-540   541-560   561-580   581 and above   85% LTV & below
<= 39.999                                        2.6      2.48      3.57       5.3           86.05             71.04
40.000 - 44.999                                 2.38      2.79      2.94      4.77           87.12             69.56
45.000 - 49.999                                 4.08      3.04      5.79      6.29           80.81             67.65
50.000 - 54.999                                 4.06      6.23       6.9      3.99           78.82              63.7
55.000 >=                                          0      3.35         0     10.27           86.38             51.73
Total:                                             3      2.98      4.17      5.36           84.49             69.09



                                                                               Loan Amount
DTI               LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K   $75.01-100K
<= 39.999                15.33           4.13            9.51             0              2.5         3.89          4.18
40.000 - 44.999          13.39           5.21           11.84             0             1.87         4.14          4.79
45.000 - 49.999          15.02           7.93             9.4             0             1.86          3.5          3.77
50.000 - 54.999          16.74          13.31            6.24             0             1.29          2.4          3.76
55.000 >=                16.74          27.99            3.54             0             0.65          1.5          2.96
Total:                   14.82           6.23            9.86             0             2.06         3.74           4.2



                                                                        Documentation                              Interest Only
DTI               $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc      2yr IO
<= 39.999                   82.88           4.98        1.57        0           42.29        37.08         20.63               0
40.000 - 44.999             85.57           3.16        0.47        0           42.96        43.01         14.03               0
45.000 - 49.999             86.84           3.23         0.8        0           42.23        46.54         11.22               0
50.000 - 54.999             87.96           2.59           2        0           71.94           13         15.06               0
55.000 >=                   88.01           6.88           0        0           67.04         4.99         27.97               0
Total:                      85.05           3.87        1.08        0           44.69        39.28         16.03               0



                                                DTI                                   Other Data
DTI               3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
<= 39.999              0    31.22      0.28          0          0
40.000 - 44.999        0    32.97         0          0          0
45.000 - 49.999        0    16.93         0      99.59          0
50.000 - 54.999        0    10.88      0.45        100       99.4
55.000 >=              0     3.89         0        100        100
Total:                 0    26.38      0.14      33.54        7.6


4. Occupancy Type



Occupancy Type        WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance          WAC
Primary Residence        639   82.34        5,738              196,222       95.76   1,125,924,668               7.019
Investment Property      659   75.01          152              180,472        2.33      27,431,774               7.243
Second Home              696   83.29          149              150,365        1.91      22,404,389               7.125
Total:                   641   82.19        6,039              194,695         100   1,175,760,831               7.026


                      Percentage of Aggregate Collateral
                                     FICO                                                                      LTV
Occupancy Type                  520 and below              521-540   541-560   561-580   581 and above   85% LTV & below
Primary Residence                                   3.06      3.06      4.28      5.52           84.08              68.6
Investment Property                                 1.92      2.03       2.5      2.38           91.17             88.97
Second Home                                         1.45         0      0.82      0.73              97             69.51
Total:                                                 3      2.98      4.17      5.36           84.49             69.09



                                                                                   Loan Amount
Occupancy Type        LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K   $75.01-100K
Primary Residence            15.04           6.35           10.01             0             2.01         3.66          4.21
Investment Property           9.03           2.01               0             0             1.44         6.19          4.86
Second Home                  10.68           5.38           14.42             0             5.21          4.7           3.1
Total:                       14.82           6.23            9.86             0             2.06         3.74           4.2


                                                                            Documentation                              Interest Only
Occupancy Type        $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc      2yr IO
Primary Residence               85.13           3.93        1.06        0           45.29        38.94         15.77               0
Investment Property             85.12           2.38           0        0           33.32        47.05         19.63               0
Second Home                     80.54           2.69        3.74        0            28.6        47.05         24.35               0
Total:                          85.05           3.87        1.08        0           44.69        39.28         16.03               0


                                                    DTI                                   Other Data
Occupancy Type        3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
Primary Residence          0    26.99      0.14      33.44       7.49
Investment Property        0      1.3         0      37.82      11.24
Second Home                0    26.58         0      33.61       8.88
Total:                     0    26.38      0.14      33.54        7.6


5. WAC

WAC                   WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance          WAC
<= 6.999                 654   79.66        2,736              270,580       62.96     740,306,929          6.283
7.000 - 7.999            611   81.89        1,109              217,704       20.53     241,433,979          7.499
8.000 - 8.999            604   86.99          769              125,223        8.19      96,296,700          8.484
9.000 - 9.999            649   95.88          801               73,498        5.01      58,871,967          9.618
10.000 - 10.999          647   99.56          522               64,405        2.86      33,619,351         10.575
11.000 >=                640     100          102               51,293        0.44       5,231,904         11.567


                      Percentage of Aggregate Collateral
                                     FICO                                                                      LTV
WAC                             520 and below              521-540   541-560   561-580   581 and above   85% LTV & below
<= 6.999                                            0.47      0.59      1.31      3.07           94.56             81.82
7.000 - 7.999                                       6.13      5.78      10.7     11.56           65.82             63.89
8.000 - 8.999                                       13.8     12.55     11.57      11.4           50.68             45.78
9.000 - 9.999                                       5.94      7.39      3.97      2.11           80.59             13.18
10.000 - 10.999                                     0.64       0.8      0.27      0.32           97.97              1.62
11.000 >=                                              0         0         0         0             100                 0



                                                                                   Loan Amount
WAC                   LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K   $75.01-100K
<= 6.999                     14.87            3.1             0.2             0             0.04         0.36          1.13
7.000 - 7.999                 19.9           13.8            2.41             0             0.35         2.34          2.89
8.000 - 8.999                 14.4          14.03           25.79             0             4.81        10.29         11.28
9.000 - 9.999                 3.55           5.49           77.77             0            15.64         24.6         22.66
10.000 - 10.999               0.37           0.61            97.4             0            21.06        29.02         26.01
11.000 >=                        0              0             100             0            41.97        28.88         21.21



                                                                            Documentation
WAC                   $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc
<= 6.999                        91.96           5.11         1.4        0           44.51        38.25         17.23
7.000 - 7.999                   90.27           3.17        0.98        0           44.32        43.52         12.16
8.000 - 8.999                   73.62              0           0        0           57.75        24.27         17.98
9.000 - 9.999                   37.09              0           0        0           39.21        44.45         16.34
10.000 - 10.999                 23.91              0           0        0           28.22        59.29         12.49
11.000 >=                        7.93              0           0        0           13.96        79.33          6.72



                      Interest Only                                 DTI                                   Other Data
WAC                      2yr IO       3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
<= 6.999                          0        0    38.72      0.22      31.57       8.14
7.000 - 7.999                     0        0      9.1         0      36.46       7.15
8.000 - 8.999                     0        0     1.66         0      43.13       7.05
9.000 - 9.999                     0        0        0         0      29.95       5.57
10.000 - 10.999                   0        0        0         0      34.43        5.2
11.000 >=                         0        0        0         0      35.56       0.72


6. IO Type

IO Type               WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance       WAC
0                        632   82.64        5,024              171,968       73.48     863,968,806       7.319
2 Yr IO
3 Yr IO
5 Yr IO                  664   80.94        1,011              306,795       26.38     310,169,874       6.223
10 Yr IO                 697   83.03            4              405,538        0.14       1,622,150       4.926


                      Percentage of Aggregate Collateral
                                     FICO                                                                      LTV
IO Type                         540 and below              540-580   580-620   620-660         660+      85% LTV & below
0                                                   8.11      12.7     22.54     26.49       30.16                 64.84
2 Yr IO
3 Yr IO
5 Yr IO                                             0.07      0.73     19.49     27.07       52.64                 80.87
10 Yr IO                                               0         0     19.14     41.65       39.21                 80.86


                                                                                   Loan Amount
IO Type               LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below   $50.01-75K
0                            13.26           8.48           13.41             0              2.8         5.04
2 Yr IO
3 Yr IO
5 Yr IO                      19.13              0               0             0                0         0.13
10 Yr IO                     19.14              0               0             0                0            0


                                                                                      Documentation
IO Type           $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc
0                         5.6             82.75           2.69        1.11        0           41.39         44.8          13.8
2 Yr IO
3 Yr IO
5 Yr IO                  0.32             91.56           6.98           1        0           53.58        24.11         22.31
10 Yr IO                    0             60.79          39.21           0        0             100            0             0


                  Interest Only                                 DTI                                   Other Data
IO Type              2yr IO       3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Not Owner Occupied
0                             0        0        0         0      38.59       9.24
2 Yr IO
3 Yr IO
5 Yr IO                       0        0      100         0      19.55       2.95
10 Yr IO                      0        0        0       100      22.27      22.27


7. DocType

DocType                          WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance
3- Stated doc                       655   80.54        2,316              199,433       39.28     461,887,862
5- Full doc 2yr W2/tax returns      629   83.01        2,853              184,169       44.69     525,435,558
4- Limited                          636   83.95          870              216,595       16.03     188,437,411
1- Full doc 1yr W2
Light 6 mos bk stmt


                                                     Percentage of Aggregate Collateral
                                                                    FICO
DocType                                      WAC               520 and below              521-540   541-560   561-580
3- Stated doc                                7.181                                 1.31      1.84      2.27      3.08
5- Full doc 2yr W2/tax returns               6.942                                 4.42      4.03      5.83      6.43
4- Limited                                   6.883                                 3.21      2.83      4.21      7.92
1- Full doc 1yr W2
Light 6 mos bk stmt


                                                       LTV
DocType                          581 and above   85% LTV & below   LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+
3- Stated doc                            91.49             76.66           9.76           2.38            11.2             0
5- Full doc 2yr W2/tax returns           79.29             64.65          17.66           9.06            8.63             0
4- Limited                               81.82             62.93          19.31           7.77            9.99             0
1- Full doc 1yr W2
Light 6 mos bk stmt


                                  Loan Amount
DocType                          $50K and below   $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K
3- Stated doc                              1.99         3.95          4.37             87.39           2.14        0.17        0
5- Full doc 2yr W2/tax returns             2.39         3.68          4.39             83.85           4.32        1.37        0
4- Limited                                 1.33         3.38          3.27             82.64           6.86        2.52        0
1- Full doc 1yr W2
Light 6 mos bk stmt


                                 Documentation                              Interest Only                                 DTI
DocType                            Full Doc      Stated Doc   Limited Doc      2yr IO       3yr IO   5yr IO   10yr IO   DTI > 45
3- Stated doc                                0          100             0               0        0    16.19         0      33.03
5- Full doc 2yr W2/tax returns             100            0             0               0        0    31.63      0.31      36.73
4- Limited                                   0            0           100               0        0    36.72         0      25.92
1- Full doc 1yr W2
Light 6 mos bk stmt


                                                              Other Data
DocType                          DTI > 50   Wtd Avg DTI   Not Owner Occupied
3- Stated doc                        2.37
5- Full doc 2yr W2/tax returns      12.12
4- Limited                           7.79
1- Full doc 1yr W2
Light 6 mos bk stmt


8. OTHERS

OTHERS                           WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance       WAC
Manufactured Housing
2nd Lien                            675   99.98        1,690               64,930        9.33     109,731,010       9.767
< 100K                              655    93.7        1,946               60,428          10     117,593,446       9.167
> 650K                              646   80.45           49              729,265        3.04      35,733,981       6.318
Ohio                                611   85.22           43              111,188        0.41       4,781,098       8.078
Nevada                              648   81.93          165              182,631        2.56      30,134,128       7.108
North CA                            652   82.14          633              256,440       13.81     162,326,317       6.784
South CA                            648    81.1        1,904              238,405       38.61     453,922,314       6.875
Top 10 Loans                        644   77.83           10              811,283        0.69       8,112,830       6.227


                                 Percentage of Aggregate Collateral
                                                FICO
OTHERS                                     520 and below              521-540   541-560   561-580   581 and above
Manufactured Housing
2nd Lien                                                          0         0         0         0             100
< 100K                                                         1.85      2.03      2.19       3.4           90.54
> 650K                                                            0      2.16      4.12      4.06           89.65
Ohio                                                           9.67         4     18.65      8.52           59.16
Nevada                                                         1.07      2.63       8.4      2.96           84.95
North CA                                                        1.5      2.44      3.97      3.27           88.82
South CA                                                       2.19      2.32      2.04      4.48           88.98
Top 10 Loans                                                      0         0         0         0             100


                                       LTV                                                                      Loan Amount
OTHERS                           85% LTV & below   LTV 85.01-90   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below
Manufactured Housing
2nd Lien                                    0.08           0.03              0           99.89             0            19.86
< 100K                                     20.84           4.59           3.87           70.69             0             20.6
> 650K                                     74.18          22.05           3.78               0             0                0
Ohio                                       52.64          26.61          14.54            6.21             0             4.53
Nevada                                     71.77          11.78           6.59            9.87             0             2.29
North CA                                    71.1          14.06           3.08           11.76             0             0.47
South CA                                   73.22          13.29           3.05           10.44             0              0.7
Top 10 Loans                               80.45          19.55              0               0             0                0


                                                                                                        Documentation
OTHERS                 $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K     Full Doc
Manufactured Housing
2nd Lien                    29.07         26.09             24.97              0           0        0            37.7
< 100K                      37.37         42.03                 0              0           0        0           46.76
> 650K                          0             0                 0          64.39       35.61        0           53.87
Ohio                        10.17          5.45             79.84              0           0        0           60.54
Nevada                       3.37          3.27             88.82           2.25           0        0           45.13
North CA                     2.57          3.84             83.54           8.59        0.98        0           48.67
South CA                     3.27          3.74             85.47           5.06        1.76        0              37
Top 10 Loans                    0             0                 0              0         100        0           50.77


                                                  Interest Only                                 DTI
OTHERS                 Stated Doc   Limited Doc      2yr IO       3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI
Manufactured Housing
2nd Lien                    45.87         16.43               0        0        0         0      29.59       4.71
< 100K                      40.45         12.79               0        0     1.21         0      28.98       5.46
> 650K                      15.81         30.33               0        0    37.91         0      30.94      10.39
Ohio                        29.69          9.76               0        0    16.61         0       34.6       5.44
Nevada                      38.48         16.38               0        0    26.89         0      30.84       1.78
North CA                    35.33            16               0        0    44.39      0.19      23.97        6.2
South CA                    45.37         17.63               0        0    34.18      0.14      34.08        7.1
Top 10 Loans                 9.89         39.34               0        0     19.6         0      40.67      10.41


                           Other Data
OTHERS                 Not Owner Occupied
Manufactured Housing
2nd Lien
< 100K
> 650K
Ohio
Nevada
North CA
South CA
Top 10 Loans


9. CREDIT GRADES

CREDIT GRADES please use Relevant Credit Grades of Originator   WAFICO   WALTV   Loan Count   $ Avge Loan Amount   % of Pool
A                                                                  632   84.52        2,030              165,021       28.49
AA                                                                 687   82.56        2,470              213,897       44.93
A-                                                                 606   80.71          597              203,735       10.34
B                                                                  536   75.83          425              197,746        7.15
B+                                                                 567   80.87          446              208,688        7.92
C                                                                  536   72.05           71              192,921        1.16


CREDIT GRADES please use Relevant Credit Grades of Originator   Agg $ Balance          WAC
A                                                                 334,992,006               7.212
AA                                                                528,324,699               6.674
A-                                                                121,629,880                6.99
B                                                                  84,041,869               7.875
B+                                                                 93,075,012               7.467
C                                                                  13,697,366               8.192


                                                                Percentage of Aggregate Collateral
                                                                               FICO
CREDIT GRADES please use Relevant Credit Grades of Originator             520 and below              521-540   541-560
A                                                                                                0         0      0.13
AA                                                                                            0.03      0.14      0.03
A-                                                                                               0      0.29      0.25
B                                                                                            33.29     35.94     17.18
B+                                                                                            0.62      1.29     34.35
C                                                                                            48.35     18.37     12.89



                                                                                                LTV
CREDIT GRADES please use Relevant Credit Grades of Originator   561-580   581 and above   85% LTV & below   LTV 85.01-90
A                                                                  0.08           99.78             61.46          13.97
AA                                                                  0.1            99.7             72.75          13.69
A-                                                                 3.67           95.78             65.72          20.68
B                                                                  3.53           10.07             86.74          10.56
B+                                                                57.43            6.32             60.02          22.39
C                                                                  9.26           11.13             98.07           1.93



                                                                                                              Loan Amount
CREDIT GRADES please use Relevant Credit Grades of Originator   LTV 90.01-95   LTV 95.01-100   LTV 100.01+   $50K and below
A                                                                        6.5           18.07             0             3.84
AA                                                                      4.37            9.19             0             1.61
A-                                                                      8.13            5.48             0             1.53
B                                                                       2.65            0.05             0             0.42
B+                                                                     17.47            0.12             0             0.63
C                                                                          0               0             0              0.3




CREDIT GRADES please use Relevant Credit Grades of Originator   $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K
A                                                                     5.98          6.05              79.7           3.22
AA                                                                    2.88          3.53              86.2           4.73
A-                                                                    3.75          3.35             86.91           3.82
B                                                                     2.05          3.25             92.63           0.72
B+                                                                    2.24           3.5             87.15           4.83
C                                                                     2.34          3.46              93.9              0



                                                                                     Documentation
CREDIT GRADES please use Relevant Credit Grades of Originator   $750-900K   >$900K     Full Doc      Stated Doc   Limited Doc
A                                                                    1.22        0           45.14        39.76          15.1
AA                                                                   1.05        0              37        47.58         15.42
A-                                                                   0.65        0            53.7         28.7          17.6
B                                                                    0.92        0           61.21        22.44         16.35
B+                                                                   1.66        0           56.93        22.26         20.81
C                                                                       0        0           65.45        20.83         13.72


                                                                Interest Only                                 DTI
CREDIT GRADES please use Relevant Credit Grades of Originator      2yr IO       3yr IO   5yr IO   10yr IO   DTI > 45   DTI > 50
A                                                                           0        0    23.39      0.11      33.93       7.39
AA                                                                          0        0    38.35      0.18      30.34       7.33
A-                                                                          0        0    24.03      0.26      34.93       5.72
B                                                                           0        0        0         0      43.92      12.59
B+                                                                          0        0        0         0      39.36       7.21
C                                                                           0        0        0         0      31.96      11.79


                                                                                  Other Data
CREDIT GRADES please use Relevant Credit Grades of Originator   Wtd Avg DTI   Not Owner Occupied
A
AA
A-
B
B+
C


10. Top 10 MSAs

Top 10 MSA                                                       Loan Count   $ Avge Loan Amount   % of Pool   Agg $ Balance
Los Angeles-Riverside-Orange County-CA                                1,625           240,858.02       33.29   391,394,287.70
Washington-Baltimore-DC-MD-VA-WV                                        537           194,680.34        8.89   104,543,343.23
San Francisco-Oakland-San Jose-CA                                       318           295,808.10           8    94,066,975.32
New York-Northern New Jersey-Long Island-NY-NJ-CT-PA                    344           260,580.16        7.62    89,639,575.10
Unknown                                                                 308           131,885.35        3.45    40,620,686.65
San Diego-CA                                                            134           271,758.08         3.1    36,415,582.35
Sacramento-Yolo-CA                                                      147           232,807.44        2.91    34,222,692.99
Chicago-Gary-Kenosha-IL-IN-WI                                           190           178,511.57        2.88    33,917,199.05
Phoenix-Mesa-AZ                                                         194           152,912.50        2.52    29,665,024.80
Las Vegas-NV-AZ                                                         149           177,242.20        2.25    26,409,087.44
Miami-Fort Lauderdale-FL                                                154           150,562.68        1.97    23,186,652.05
Other                                                                 1,939           140,113.32       23.11   271,679,723.94


Top 10 MSA                                              WAC    Wtd Avg LTV   Wtd AVg FICO
Los Angeles-Riverside-Orange County-CA                 6.871         81.13         647.62
Washington-Baltimore-DC-MD-VA-WV                       7.288         83.56         635.15
San Francisco-Oakland-San Jose-CA                       6.68         81.78         659.59
New York-Northern New Jersey-Long Island-NY-NJ-CT-PA   6.978         80.59         626.64
Unknown                                                  7.3         82.93         620.21
San Diego-CA                                           6.895         80.15         656.08
Sacramento-Yolo-CA                                     7.049          82.6         635.87
Chicago-Gary-Kenosha-IL-IN-WI                          7.108         83.12         638.21
Phoenix-Mesa-AZ                                        7.111         83.76         646.25
Las Vegas-NV-AZ                                         7.14         82.14         652.52
Miami-Fort Lauderdale-FL                                7.11         81.31         644.99
Other                                                  7.222         83.77          630.3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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participate in any trading strategy. This material is based on information that
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Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                   All records

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 6,039
Aggregate Principal Balance ($): 1,175,760,831
Weighted Average Current Mortgage Rate (%): 7.026
Non-Zero Weighted Average Margin (%): 6.346
Non-Zero Weighted Average Maximum Rate (%): 13.240
Weighted Average Stated Original Term (months): 342
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 82.19
% First Liens: 90.67
% Owner Occupied: 95.76
% Purchase: 41.98
% Full Doc: 44.69
Non-Zero Weighted Average Credit Score: 641



2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         47       5,094,791        0.43      7.391         178       76.4        635
Fixed - 20 Year                                         17       2,102,797        0.18       7.31         237      80.19        653
Fixed - 25 Year                                          1         200,723        0.02          6         297         80        714
Fixed - 30 Year                                        386      82,488,209        7.02      6.777         358      76.86        643
Balloon - 15/30                                      1,666     108,267,436        9.21      9.769         178      99.98        674
Balloon - 30/40                                         17       5,270,201        0.45      6.614         358      77.46        639
ARM - 6 Month                                           11       2,770,025        0.24      7.034         358       75.4        670
ARM - 2 Year/6 Month                                 2,141     454,775,397       38.68        7.1         358      80.58        619
ARM - 3 Year/6 Month                                   130      29,073,271        2.47      6.911         358      80.71        622
ARM - 5 Year/6 Month                                    86      19,944,640         1.7      6.508         358      77.62        649
Interest Only ARM - 5 Year/6 Month                     157      49,242,612        4.19      6.016         358      79.67        685
Interest Only ARM - 2 Year/6 Month                     848     258,651,293          22      6.267         358      81.18        660
Interest Only ARM - 3 Year/6 Month                       9       3,262,120        0.28      5.786         358      81.88        685
Interest Only ARM - 10 Year/1 Month                      1         636,000        0.05       2.99         297         80        810
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        477     139,987,608       11.91      6.752         358      81.11        631
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                         28       8,063,816        0.69      6.916         358      83.11        623
ARM - 5 Year/6 Month 40 Year Amortization
30 Year Balloon                                         17       5,929,894         0.5      6.248         358      79.98        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                            1         636,000        0.05       2.99         297         80        810
4.000 - 4.999                                           12       4,490,910        0.38      4.933         358      74.37        713
5.000 - 5.999                                          770     230,170,440       19.58      5.742         357      78.63        671
6.000 - 6.999                                        1,953     505,009,579       42.95      6.546         357      80.18        646
7.000 - 7.999                                        1,109     241,433,979       20.53      7.499         355      81.89        611
8.000 - 8.999                                          769      96,296,700        8.19      8.484         313      86.99        604
9.000 - 9.999                                          801      58,871,967        5.01      9.618         218      95.88        649
10.000 - 10.999                                        522      33,619,351        2.86     10.575         182      99.56        647
11.000 - 11.999                                         89       4,614,712        0.39     11.455         179        100        641
12.000 - 12.999                                         13         617,192        0.05     12.397         178        100        631
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.990
Maximum: 12.750
Weighted Average: 7.026


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                             121       2,437,659        0.21      9.984         178        100        650
25,001 - 50,000                                        560      21,787,345        1.85       9.81         198      97.42        660
50,001 - 75,000                                        700      43,945,383        3.74      9.233         224      93.83        660
75,001 - 100,000                                       565      49,423,059         4.2      8.786         252      91.62        649
100,001 - 125,000                                      446      50,157,867        4.27      7.981         300      86.18        638
125,001 - 150,000                                      437      60,139,835        5.11      7.376         336      82.16        626
150,001 - 175,000                                      398      64,955,031        5.52      7.138         348      79.48        623
175,001 - 200,000                                      378      71,019,988        6.04      6.949         353      78.75        630
200,001 - 225,000                                      352      74,976,121        6.38      6.737         356       78.7        635
225,001 - 250,000                                      323      77,033,140        6.55      6.752         357      79.33        634
250,001 - 275,000                                      272      70,998,244        6.04      6.731         358       79.6        637
275,001 - 300,000                                      223      64,286,531        5.47      6.576         356      79.94        643
300,001 - 325,000                                      220      68,797,013        5.85        6.7         358      81.42        640
325,001 - 350,000                                      181      61,024,270        5.19      6.695         356      79.94        629
350,001 - 375,000                                      164      59,418,452        5.05      6.637         357      81.97        649
375,001 - 400,000                                      139      54,030,037         4.6      6.718         358      81.19        642
400,001 - 425,000                                      114      47,020,085           4      6.598         358      83.17        642
425,001 - 450,000                                      101      44,228,008        3.76      6.577         358      81.43        649
450,001 - 475,000                                       73      33,780,285        2.87      6.684         358      80.98        640
475,001 - 500,000                                       68      33,233,871        2.83      6.591         358      82.16        653
500,001 - 750,000                                      188     110,342,979        9.38      6.366         357      82.36        653
750,001 - 1,000,000                                     16      12,725,629        1.08      6.374         358      78.02        640
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14,922
Maximum: 844,808
Average: 194,695


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                  1,713     113,362,227        9.64      9.663         178      98.92        673
240                                                     17       2,102,797        0.18       7.31         237      80.19        653
300                                                      2         836,723        0.07      3.712         297         80        787
360                                                  4,307   1,059,459,084       90.11      6.746         358       80.4        637
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 342


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                            1,713     113,362,227        9.64      9.663         178      98.92        673
229 - 240                                               17       2,102,797        0.18       7.31         237      80.19        653
289 - 300                                                2         836,723        0.07      3.712         297         80        787
349 - 360                                            4,307   1,059,459,084       90.11      6.746         358       80.4        637
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 359
Weighted Average: 340


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            2          96,828        0.01      6.922         358      12.41        592
15.01 - 20.00                                            2         144,335        0.01      6.766         265      18.02        663
20.01 - 25.00                                            5         514,887        0.04      6.953         358      23.08        598
25.01 - 30.00                                            2         185,784        0.02      6.676         358         28        596
30.01 - 35.00                                            7         844,799        0.07      6.478         358      31.43        657
35.01 - 40.00                                           13       1,607,181        0.14      6.876         358      37.77        592
40.01 - 45.00                                           32       4,997,798        0.43      6.994         355      42.51        602
45.01 - 50.00                                           38       6,031,128        0.51      6.768         358      48.56        622
50.01 - 55.00                                           51      10,601,538         0.9      6.691         351      52.83        618
55.01 - 60.00                                           85      18,301,943        1.56      6.626         349      57.59        619
60.01 - 65.00                                          128      28,317,703        2.41      6.879         354      63.13        601
65.01 - 70.00                                          235      53,034,444        4.51      6.878         357      68.54        604
70.01 - 75.00                                          339      85,991,830        7.31      6.779         356      73.92        613
75.01 - 80.00                                        1,903     482,892,969       41.07      6.519         357      79.75        656
80.01 - 85.00                                          467     118,806,944        10.1      6.834         356      84.17        624
85.01 - 90.00                                          671     174,254,227       14.82      6.886         357      89.52        631
90.01 - 95.00                                          332      73,251,002        6.23      7.511         357      94.65        623
95.01 - 100.00                                       1,727     115,885,491        9.86      9.644         188      99.97        674
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 82.19


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
<= 3.500                                                 1         636,000        0.05       2.99         297         80        810
3.501 - 4.000                                            1         194,718        0.02       7.65         358      87.44        604
4.001 - 4.500                                          108      21,960,507        1.87      6.895         358      82.07        639
4.501 - 5.000                                           83      21,082,523        1.79      5.999         358      78.02        667
5.001 - 5.500                                          432     122,724,234       10.44      6.006         358      78.73        660
5.501 - 6.000                                          792     214,827,186       18.27      6.239         358      78.43        648
6.001 - 6.500                                          871     232,253,210       19.75      6.701         358      80.32        636
6.501 - 7.000                                          729     177,059,750       15.06      7.023         358      82.58        633
7.001 - 7.500                                          424      96,026,109        8.17      7.428         358      83.89        612
7.501 - 8.000                                          335      63,579,110        5.41      7.915         358      83.21        601
8.001 - 8.500                                           81      15,951,441        1.36      7.997         358      84.08        595
8.501 - 9.000                                           42       5,484,257        0.47      8.667         358      83.48        608
9.001 - 9.500                                            6         557,631        0.05      9.589         358      73.03        534
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.375
Maximum: 9.300
Non-Zero Weighted Average: 6.346


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
<=5.000                                                 16       5,664,553        0.48      4.856         351      75.52        715
5.001 - 5.500                                          153      49,093,833        4.18      5.365         358      78.21        687
5.501 - 6.000                                          616     181,032,347        15.4      5.855         358      79.28        664
6.001 - 6.500                                          803     215,338,819       18.31      6.321         358       80.3        650
6.501 - 7.000                                          890     228,479,815       19.43      6.802         358      81.19        641
7.001 - 7.500                                          487     115,054,756        9.79      7.293         358      81.44        616
7.501 - 8.000                                          473      99,152,347        8.43      7.794         358      82.45        597
8.001 - 8.500                                          214      39,638,972        3.37       8.26         358       82.9        576
8.501 - 9.000                                          157      26,216,387        2.23      8.779         358      82.76        558
9.001 - 9.500                                           54       8,028,022        0.68      9.263         358      79.29        544
9.501 - 10.000                                          32       3,936,385        0.33       9.69         358      84.35        534
10.001 -10.500                                           8         569,240        0.05     10.282         357      81.13        546
10.501 - 11.000                                          2         131,198        0.01      10.75         357         85        533
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.990
Maximum: 10.750
Non-Zero Weighted Average: 6.742


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
<= 12.500                                              783     235,229,140       20.01      5.732         358         79        670
12.501 - 13.000                                        807     216,749,419       18.43      6.321         358      80.29        650
13.001 - 13.500                                        889     228,203,919       19.41      6.802         358       81.2        641
13.501 - 14.000                                        489     115,628,932        9.83      7.292         358      81.44        617
14.001 - 14.500                                        472      98,823,869        8.41      7.796         358       82.4        597
14.501 - 15.000                                        213      39,134,691        3.33      8.277         358      82.87        576
15.001 - 15.500                                        156      25,901,860         2.2      8.781         358      82.66        557
15.501 - 16.000                                         53       7,823,223        0.67      9.256         358      79.98        544
16.001 - 16.500                                         33       4,141,184        0.35      9.682         358      82.81        533
16.501 - 17.000                                          8         569,240        0.05     10.282         357      81.13        546
17.001 - 17.500                                          2         131,198        0.01      10.75         357         85        533
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.490
Maximum: 17.250
Non-Zero Weighted Average: 13.240


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
0.975                                                    1         151,785        0.01       7.75         358         80        636
1                                                       40       8,717,974        0.74      6.879         353      78.89        643
1.495                                                    1         110,533        0.01      7.125         357         80        713
1.5                                                    287      64,894,193        5.52      7.321         358      79.63        607
2                                                        4         602,975        0.05      7.426         358      88.23        619
3                                                    3,421     850,161,487       72.31      6.737         358      80.87        636
5                                                      151      47,697,729        4.06      5.997         358      79.74        686
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.975
Maximum: 5.000
Non-Zero Weighted Average: 2.979


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
0.5                                                      1         238,400        0.02      6.925         357      78.36        619
1                                                    3,891     969,631,032       82.47      6.741         358      80.73        637
1.5                                                     12       2,418,703        0.21      6.996         357      76.74        611
3                                                        1          48,540           0     10.375         357         90        559
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.500
Maximum: 3.000
Non-Zero Weighted Average: 1.001


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     2,134     203,424,156        17.3      8.386         256      89.21        660
Aug-05                                                   1         636,000        0.05       2.99         297         80        810
Oct-05                                                   1         136,912        0.01          8         357         80        788
Nov-05                                                  10       2,633,113        0.22      6.984         358      75.16        664
Feb-07                                                   2         555,336        0.05      8.039         355      89.36        600
Mar-07                                                  27       5,199,086        0.44      7.431         356      78.51        607
Apr-07                                                 735     177,405,609       15.09      6.905         357      81.15        628
May-07                                               2,697     669,126,464       56.91      6.756         358      80.78        635
Jun-07                                                   5       1,127,802         0.1      6.081         359      80.49        654
Mar-08                                                   3         543,310        0.05      7.249         356      85.58        640
Apr-08                                                  30       7,423,415        0.63      7.009         357      83.31        606
May-08                                                 134      32,432,483        2.76      6.771         358      80.75        632
Mar-10                                                   2         403,741        0.03      7.375         356      93.05        658
Apr-10                                                  44      11,210,142        0.95      6.333         357      80.39        658
May-10                                                 214      63,503,262         5.4      6.127         358      78.84        675
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                           2,537     616,248,631       52.41      6.851         338      81.37        649
Maryland                                               347      64,111,249        5.45      7.234         343      83.42        630
New York                                               245      63,400,172        5.39      6.982         347      80.31        625
Florida                                                421      59,547,450        5.06      7.253         341      82.84        636
Virginia                                               256      46,957,807        3.99      7.465         336      84.18        634
New Jersey                                             183      39,467,072        3.36      7.026         351      81.48        628
Arizona                                                223      33,181,076        2.82      7.116         342      84.03        647
Illinois                                               185      33,121,859        2.82      7.098         346      83.05        638
Nevada                                                 165      30,134,128        2.56      7.108         342      81.93        648
Washington                                             186      26,775,063        2.28      6.967         335      85.29        641
Texas                                                  248      23,730,699        2.02      7.595         331      84.29        636
Connecticut                                             95      18,638,475        1.59      6.969         351      80.16        612
Pennsylvania                                           103      13,652,657        1.16      7.393         347      83.12        606
Rhode Island                                            41       7,308,126        0.62      6.931         346      81.61        630
District of Columbia                                    32       7,172,294        0.61      7.056         348       80.2        627
Other                                                  772      92,314,072        7.85      7.463         342      85.11        625
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented: 47


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                              5,738   1,125,924,668       95.76      7.019         340      82.34        639
Investment                                             152      27,431,774        2.33      7.243         355      75.01        659
Second Home                                            149      22,404,389        1.91      7.125         332      83.29        696
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              4,285     841,247,380       71.55      7.014         341      82.02        638
Planned Unit Development                               818     153,034,422       13.02       7.11         336      83.64        647
Condominium                                            673     111,275,377        9.46      7.007         334      83.78        653
2-4 Family                                             263      70,203,651        5.97      7.023         351      78.57        637
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  2,779     639,132,931       54.36      6.881         352      80.12        622
Purchase                                             3,062     493,528,000       41.98      7.213         324      85.03        666
Refinance - Rate Term                                  198      43,099,900        3.67       7.04         350      80.33        624
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   2,853     525,435,558       44.69      6.942         343      83.01        629
Stated Documentation                                 2,316     461,887,862       39.28      7.181         338      80.54        655
Limited Documentation                                  870     188,437,411       16.03      6.883         339      83.95        636
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                              223      44,970,468        3.82       8.11         358      76.01        514
525 - 549                                              206      40,013,135         3.4      7.893         356      75.25        537
550 - 574                                              366      76,673,612        6.52      7.526         356      81.16        562
575 - 599                                              465     105,645,761        8.99      6.998         357      79.11        588
600 - 624                                            1,076     208,494,541       17.73      7.026         343       82.6        613
625 - 649                                              989     190,044,557       16.16      6.917         339       83.1        637
650 - 674                                              992     188,393,945       16.02      6.922         333      83.51        662
675 - 699                                              720     133,494,124       11.35       6.85         330      83.71        687
700 - 724                                              419      80,475,569        6.84      6.721         331      83.73        711
725 - 749                                              281      52,128,718        4.43      6.805         327       84.4        736
750 - 774                                              207      37,415,994        3.18      6.797         329      83.08        760
775 - 799                                               84      16,175,860        1.38        6.6         331      81.27        785
800 +                                                   11       1,834,549        0.16      5.298         316      79.03        807
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 641


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    1,811     327,882,508       27.89      7.303         337      83.38        640
12                                                     221      52,986,045        4.51      6.872         346      79.55        652
24                                                   3,436     673,443,015       57.28       6.97         340      82.36        638
36                                                     571     121,449,263       10.33       6.66         347       79.2        651
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             4,349   1,066,029,820       90.67      6.744         357      80.36        637
2nd Lien                                             1,690     109,731,010        9.33      9.767         178      99.98        675
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    5,024     863,968,806       73.48      7.319         334      82.64        632
60                                                   1,011     310,169,874       26.38      6.223         358      80.94        664
120                                                      4       1,622,150        0.14      4.926         334      83.03        697
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               6,039   1,175,760,831         100      7.026         340      82.19        641
-----------------------------------------------------------------------------------------------------------------------------------


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                     Group 1

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 3,444
Aggregate Principal Balance ($): 500,098,247
Weighted Average Current Mortgage Rate (%): 7.230
Non-Zero Weighted Average Margin (%): 6.460
Non-Zero Weighted Average Maximum Rate (%): 13.449
Weighted Average Stated Original Term (months): 341
Weighted Average Stated Remaining Term (months): 339
Weighted Average Combined Original LTV (%): 82.04
% First Liens: 90.20
% Owner Occupied: 93.59
% Purchase: 25.69
% Full Doc: 43.83
Non-Zero Weighted Average Credit Score: 628


2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         30       3,417,670        0.68      7.092         178      73.06        625
Fixed - 20 Year                                         13       1,227,603        0.25      7.501         238      84.95        648
Fixed - 25 Year                                          1         200,723        0.04      6.000         297      80.00        714
Fixed - 30 Year                                        247      43,448,686        8.69      6.906         358      78.52        641
Balloon - 15/30                                      1,062      48,397,667        9.68      9.868         178      99.99        673
Balloon - 30/40                                          9       2,388,812        0.48      6.745         358      79.59        620
ARM - 6 Month                                            8       1,470,315        0.29      7.324         358      71.50        659
ARM - 2 Year/6 Month                                 1,367     245,950,014       49.18      7.172         358      80.38        612
ARM - 3 Year/6 Month                                    86      16,892,340        3.38      6.958         358      80.78        624
Interest Only ARM - 2 Year/6 Month                     377      81,863,837       16.37      6.336         358      80.76        652
Interest Only ARM - 3 Year/6 Month                       3         617,920        0.12      6.061         358      75.73        634
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        228      51,127,814       10.22      6.868         358      79.56        615
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                         13       3,094,847        0.62      6.977         358      81.78        607
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                            1         160,000        0.03      4.900         358      79.60        691
5.000 - 5.999                                          330      71,602,086       14.32      5.768         357      77.11        659
6.000 - 6.999                                          986     201,307,559       40.25      6.554         356      79.45        638
7.000 - 7.999                                          685     124,153,782       24.83      7.507         356      81.59        605
8.000 - 8.999                                          500      53,591,793       10.72      8.481         324      86.45        595
9.000 - 9.999                                          521      30,114,119        6.02      9.623         237      94.03        634
10.000 - 10.999                                        336      15,536,606        3.11     10.573         186      99.27        642
11.000 - 11.999                                         74       3,169,430        0.63     11.450         179     100.00        641
12.000 - 12.999                                         11         462,872        0.09     12.365         178     100.00        625
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.900
Maximum: 12.750
Weighted Average: 7.230


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                             121       2,437,659        0.49      9.984         178     100.00        650
25,001 - 50,000                                        541      20,945,178        4.19      9.885         192      98.86        663
50,001 - 75,000                                        577      35,450,456        7.09      9.338         217      95.35        664
75,001 - 100,000                                       170      14,962,568        2.99      7.500         354      82.53        617
100,001 - 125,000                                      231      26,255,079        5.25      7.185         356      80.79        624
125,001 - 150,000                                      313      43,089,787        8.62      7.104         357      81.24        624
150,001 - 175,000                                      257      42,053,383        8.41      7.033         358      79.45        620
175,001 - 200,000                                      239      44,936,330        8.99      6.954         357      79.18        625
200,001 - 225,000                                      232      49,424,538        9.88      6.819         356      78.61        625
225,001 - 250,000                                      207      49,389,054        9.88      6.833         357      79.33        626
250,001 - 275,000                                      154      40,154,082        8.03      6.839         358      80.80        622
275,001 - 300,000                                      105      30,325,046        6.06      6.608         354      79.93        626
300,001 - 325,000                                      137      42,887,505        8.58      6.812         358      81.59        624
325,001 - 350,000                                       98      33,125,903        6.62      6.853         354      79.30        611
350,001 - 375,000                                       31      11,042,465        2.21      6.794         358      83.03        638
375,001 - 400,000                                        8       3,107,757        0.62      7.036         358      77.29        617
400,001 - 425,000                                        8       3,321,120        0.66      6.841         358      77.62        631
425,001 - 450,000                                        7       3,088,572        0.62      7.090         358      79.96        623
450,001 - 475,000                                        3       1,402,137        0.28      6.624         358      75.32        658
475,001 - 500,000                                        1         498,880        0.10      7.500         357      80.00        659
500,001 - 750,000                                        4       2,200,747        0.44      6.807         358      78.97        645
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14,922
Maximum: 589,355
Average: 145,209


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                  1,092      51,815,337       10.36      9.685         178      98.22        669
240                                                     13       1,227,603        0.25      7.501         238      84.95        648
300                                                      1         200,723        0.04      6.000         297      80.00        714
360                                                  2,338     446,854,584       89.35      6.945         358      80.16        623
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 341


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                            1,092      51,815,337       10.36      9.685         178      98.22        669
229 - 240                                               13       1,227,603        0.25      7.501         238      84.95        648
289 - 300                                                1         200,723        0.04      6.000         297      80.00        714
349 - 360                                            2,338     446,854,584       89.35      6.945         358      80.16        623
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 359
Weighted Average: 339


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            1          39,922        0.01      6.825         358      12.05        589
15.01 - 20.00                                            1          74,536        0.01      7.250         178      17.65        637
20.01 - 25.00                                            5         514,887        0.10      6.953         358      23.08        598
25.01 - 30.00                                            2         185,784        0.04      6.676         358      28.00        596
30.01 - 35.00                                            3         615,143        0.12      6.098         358      31.41        679
35.01 - 40.00                                            6         745,705        0.15      6.857         358      38.54        599
40.01 - 45.00                                           25       3,702,662        0.74      6.812         354      42.36        607
45.01 - 50.00                                           30       4,848,481        0.97      6.986         358      48.49        612
50.01 - 55.00                                           33       6,473,863        1.29      6.914         347      52.99        610
55.01 - 60.00                                           55      11,519,465        2.30      6.777         346      57.82        604
60.01 - 65.00                                           76      15,265,345        3.05      7.001         356      63.10        585
65.01 - 70.00                                          137      28,749,188        5.75      7.009         358      68.46        596
70.01 - 75.00                                          176      39,809,139        7.96      6.944         358      73.98        605
75.01 - 80.00                                          760     145,064,092       29.01      6.614         357      79.68        650
80.01 - 85.00                                          335      63,898,429       12.78      7.054         356      84.20        606
85.01 - 90.00                                          443      84,313,194       16.86      7.035         357      89.41        620
90.01 - 95.00                                          248      41,146,996        8.23      7.674         357      94.67        619
95.01 - 100.00                                       1,108      53,131,417       10.62      9.701         192      99.97        672
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 82.04


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
3.501 - 4.000                                            1         194,718        0.04      7.650         358      87.44        604
4.001 - 4.500                                           78      14,001,025        2.80      6.884         358      83.62        637
4.501 - 5.000                                           40       7,014,623        1.40      6.300         358      78.99        653
5.001 - 5.500                                          182      37,947,139        7.59      6.101         358      77.00        648
5.501 - 6.000                                          366      75,689,364       15.13      6.312         358      76.59        637
6.001 - 6.500                                          442      91,421,082       18.28      6.804         358      79.12        618
6.501 - 7.000                                          405      79,495,399       15.90      7.131         358      82.63        621
7.001 - 7.500                                          248      45,213,931        9.04      7.535         358      83.38        605
7.501 - 8.000                                          231      37,464,377        7.49      8.058         358      83.41        589
8.001 - 8.500                                           55       8,296,670        1.66      8.067         358      83.74        592
8.501 - 9.000                                           30       3,881,441        0.78      8.703         358      86.62        595
9.001 - 9.500                                            4         397,316        0.08      9.622         358      70.88        543
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.000
Maximum: 9.300
Non-Zero Weighted Average: 6.460


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
<=5.000                                                  1         160,000        0.03      4.900         358      79.60        691
5.001 - 5.500                                           59      12,314,546        2.46      5.381         358      75.08        676
5.501 - 6.000                                          280      60,956,910       12.19      5.859         358      77.80        655
6.001 - 6.500                                          375      80,229,572       16.04      6.317         358      79.63        642
6.501 - 7.000                                          449      90,032,026       18.00      6.816         358      80.39        630
7.001 - 7.500                                          287      54,909,757       10.98      7.295         358      81.29        608
7.501 - 8.000                                          300      53,252,960       10.65      7.791         358      81.92        595
8.001 - 8.500                                          144      22,596,333        4.52      8.274         358      83.27        569
8.501 - 9.000                                          111      16,584,799        3.32      8.778         358      83.77        559
9.001 - 9.500                                           40       5,756,985        1.15      9.275         358      79.47        540
9.501 - 10.000                                          28       3,622,256        0.72      9.692         358      84.88        535
10.001 -10.500                                           6         469,744        0.09     10.273         357      84.04        550
10.501 - 11.000                                          2         131,198        0.03     10.750         357      85.00        533
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.900
Maximum: 10.750
Non-Zero Weighted Average: 6.951


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
<= 12.500                                              338      72,978,861       14.59      5.787         358      77.44        659
12.501 - 13.000                                        379      81,497,209       16.30      6.316         358      79.59        641
13.001 - 13.500                                        446      89,080,784       17.81      6.816         358      80.35        630
13.501 - 14.000                                        289      55,360,484       11.07      7.291         358      81.32        608
14.001 - 14.500                                        299      53,077,726       10.61      7.792         358      81.87        595
14.501 - 15.000                                        145      22,771,567        4.55      8.269         358      83.36        569
15.001 - 15.500                                        110      16,270,272        3.25      8.781         358      83.63        558
15.501 - 16.000                                         39       5,552,186        1.11      9.266         358      80.44        541
16.001 - 16.500                                         29       3,827,054        0.77      9.683         358      83.19        534
16.501 - 17.000                                          6         469,744        0.09     10.273         357      84.04        550
17.001 - 17.500                                          2         131,198        0.03     10.750         357      85.00        533
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.375
Maximum: 17.250
Non-Zero Weighted Average: 13.449


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
1                                                       27       4,840,936        0.97      7.204         358      79.55        638
1.495                                                    1         110,533        0.02      7.125         357      80.00        713
1.5                                                    186      36,157,951        7.23      7.469         358      78.74        596
2                                                        2         129,106        0.03      9.511         357      86.85        525
3                                                    1,866     359,778,560       71.94      6.894         358      80.51        623
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.840


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
0.5                                                      1         238,400        0.05      6.925         357      78.36        619
1                                                    2,070     398,815,874       79.75      6.952         358      80.36        621
1.5                                                     10       1,914,272        0.38      6.502         357      76.17        630
3                                                        1          48,540        0.01     10.375         357      90.00        559
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.500
Maximum: 3.000
Non-Zero Weighted Average: 1.002


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,362      99,081,161       19.81      8.361         262      88.93        655
Oct-05                                                   1         136,912        0.03      8.000         357      80.00        788
Nov-05                                                   7       1,333,403        0.27      7.254         358      70.63        646
Feb-07                                                   1          71,175        0.01      8.375         355      85.00        612
Mar-07                                                  17       2,870,502        0.57      7.584         356      82.01        585
Apr-07                                                 413      74,600,965       14.92      7.158         357      80.94        617
May-07                                               1,538     300,959,797       60.18      6.892         358      80.19        622
Jun-07                                                   3         439,225        0.09      6.878         359      81.27        611
Mar-08                                                   1         223,329        0.04      7.500         356     100.00        681
Apr-08                                                  17       3,243,045        0.65      6.969         357      81.50        626
May-08                                                  84      17,138,733        3.43      6.920         358      80.39        620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                           1,086     196,956,551       39.38      7.034         339      78.00        626
Maryland                                               235      35,558,566        7.11      7.402         338      85.05        632
Florida                                                287      33,400,678        6.68      7.437         337      84.48        635
Virginia                                               153      21,950,048        4.39      7.518         335      84.38        637
New Jersey                                             109      20,512,337        4.10      7.123         349      82.09        624
Illinois                                               135      20,406,085        4.08      7.117         345      84.89        637
Arizona                                                158      19,217,263        3.84      7.259         336      86.07        644
New York                                                93      19,165,909        3.83      7.158         347      80.80        621
Nevada                                                 107      16,387,353        3.28      7.026         339      82.03        648
Washington                                             136      16,217,284        3.24      7.076         328      86.01        636
Texas                                                  174      12,805,382        2.56      7.799         322      86.39        630
Connecticut                                             65      10,113,385        2.02      7.167         347      82.60        611
Pennsylvania                                            79      10,103,974        2.02      7.464         346      84.12        603
Rhode Island                                            31       4,903,737        0.98      6.902         341      81.99        630
Colorado                                                44       4,886,064        0.98      7.445         332      86.93        616
Other                                                  552      57,513,632       11.50      7.613         339      86.79        620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented: 46


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                              3,222     468,051,663       93.59      7.228         338      82.25        625
Investment                                             104      16,950,652        3.39      7.358         356      75.14        651
Second Home                                            118      15,095,931        3.02      7.145         333      83.32        699
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              2,414     352,525,463       70.49      7.202         341      81.71        624
Planned Unit Development                               460      59,007,469       11.80      7.442         329      84.88        636
Condominium                                            415      49,483,455        9.89      7.351         325      84.83        644
2-4 Family                                             155      39,081,860        7.81      7.007         355      77.26        633
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,828     349,696,692       69.93      6.992         352      79.70        616
Purchase                                             1,496     128,461,877       25.69      7.899         300      88.50        664
Refinance - Rate Term                                  120      21,939,678        4.39      7.101         351      81.51        611
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   1,613     219,201,202       43.83      7.187         339      84.87        621
Stated Documentation                                 1,335     202,030,573       40.40      7.300         337      78.31        640
Limited Documentation                                  496      78,866,471       15.77      7.171         341      83.73        616
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                              130      24,112,695        4.82      8.234         358      76.33        514
525 - 549                                              138      25,006,985        5.00      7.974         355      74.47        537
550 - 574                                              248      44,308,432        8.86      7.677         355      80.86        562
575 - 599                                              297      55,469,995       11.09      7.072         357      78.61        588
600 - 624                                              649      95,370,042       19.07      7.109         342      82.56        613
625 - 649                                              582      80,105,866       16.02      7.080         336      83.49        637
650 - 674                                              538      75,885,757       15.17      6.998         332      84.03        660
675 - 699                                              379      45,836,849        9.17      7.093         321      84.46        687
700 - 724                                              199      24,342,528        4.87      7.077         320      84.62        711
725 - 749                                              133      13,328,019        2.67      7.274         305      86.60        735
750 - 774                                              106      11,547,314        2.31      6.998         318      82.67        760
775 - 799                                               37       3,855,778        0.77      7.324         305      85.46        783
800 +                                                    8         927,987        0.19      6.290         337      80.36        806
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 628


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    1,085     142,320,205       28.46      7.472         333      84.71        632
12                                                     101      17,069,980        3.41      7.175         343      79.83        635
24                                                   1,964     294,580,784       58.90      7.155         341      81.37        624
36                                                     294      46,127,278        9.22      6.984         339      78.92        637
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             2,367     451,101,603       90.20      6.944         356      80.09        623
2nd Lien                                             1,077      48,996,644        9.80      9.867         178      99.99        672
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    3,064     417,616,490       83.51      7.407         335      82.30        623
60                                                     379      82,171,257       16.43      6.331         358      80.69        652
120                                                      1         310,500        0.06      6.990         358      90.00        587
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,444     500,098,247      100.00      7.230         339      82.04        628
-----------------------------------------------------------------------------------------------------------------------------------

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                     Group 2

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 2,595
Aggregate Principal Balance ($): 675,662,584
Weighted Average Current Mortgage Rate (%): 6.875
Non-Zero Weighted Average Margin (%): 6.266
Non-Zero Weighted Average Maximum Rate (%): 13 093
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 341
Weighted Average Combined Original LTV (%): 82 30
% First Liens: 91.01
% Owner Occupied: 97.37
% Purchase: 54.03
% Full Doc: 45.32
Non-Zero Weighted Average Credit Score: 650


2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         17       1,677,122        0.25      8.000         178      83.21        655
Fixed - 20 Year                                          4         875,194        0.13      7.043         237      73.52        659
Fixed - 30 Year                                        139      39,039,523        5.78      6.633         358      75.03        647
Balloon - 15/30                                        604      59,869,768        8.86      9.690         178      99.98        676
Balloon - 30/40                                          8       2,881,389        0.43      6.505         358      75.69        655
ARM - 6 Month                                            3       1,299,710        0.19      6.706         358      79.82        683
ARM - 2 Year/6 Month                                   774     208,825,384       30.91      7.016         358      80.82        628
ARM - 3 Year/6 Month                                    44      12,180,931        1.80      6.845         358      80.62        620
ARM - 5 Year/6 Month                                    86      19,944,640        2.95      6.508         358      77.62        649
Interest Only ARM - 5 Year/6 Month                     157      49,242,612        7.29      6.016         358      79.67        685
Interest Only ARM - 2 Year/6 Month                     471     176,787,456       26.17      6.235         358      81.38        663
Interest Only ARM - 3 Year/6 Month                       6       2,644,200        0.39      5.722         358      83.32        697
Interest Only ARM - 10 Year/1 Month                      1         636,000        0.09      2.990         297      80.00        810
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        249      88,859,794       13.15      6.686         358      82.00        640
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                         15       4,968,969        0.74      6.878         358      83.93        633
ARM - 5 Year/6 Month 40 Year Amortization
30 Year Balloon                                         17       5,929,894        0.88      6.248         358      79.98        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                            1         636,000        0.09      2.990         297      80.00        810
4.000 - 4.999                                           11       4,330,910        0.64      4.934         358      74.17        714
5.000 - 5.999                                          440     158,568,355       23.47      5.731         358      79.31        676
6.000 - 6.999                                          967     303,702,019       44.95      6.541         357      80.65        651
7.000 - 7.999                                          424     117,280,198       17.36      7.489         355      82.21        617
8.000 - 8.999                                          269      42,704,907        6.32      8.489         299      87.67        616
9.000 - 9.999                                          280      28,757,849        4.26      9.612         198      97.81        664
10.000 - 10.999                                        186      18,082,745        2.68     10.577         179      99.82        652
11.000 - 11.999                                         15       1,445,282        0.21     11.468         178     100.00        642
12.000 - 12.999                                          2         154,320        0.02     12.493         178     100.00        650
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.990
Maximum: 12.740
Weighted Average: 6.875


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                         19         842,167        0.12      7.948         349      61.71        606
50,001 - 75,000                                        123       8,494,927        1.26      8.795         255      87.50        642
75,001 - 100,000                                       395      34,460,491        5.10      9.344         208      95.57        663
100,001 - 125,000                                      215      23,902,788        3.54      8.856         240      92.09        653
125,001 - 150,000                                      124      17,050,048        2.52      8.065         282      84.46        631
150,001 - 175,000                                      141      22,901,648        3.39      7.330         331      79.54        629
175,001 - 200,000                                      139      26,083,657        3.86      6.940         346      78.01        640
200,001 - 225,000                                      120      25,551,583        3.78      6.578         356      78.87        655
225,001 - 250,000                                      116      27,644,086        4.09      6.608         358      79.34        648
250,001 - 275,000                                      118      30,844,162        4.57      6.589         358      78.03        658
275,001 - 300,000                                      118      33,961,484        5.03      6.548         357      79.96        659
300,001 - 325,000                                       83      25,909,508        3.83      6.515         358      81.13        668
325,001 - 350,000                                       83      27,898,368        4.13      6.508         358      80.71        651
350,001 - 375,000                                      133      48,375,987        7.16      6.601         357      81.73        652
375,001 - 400,000                                      131      50,922,280        7.54      6.698         358      81.43        643
400,001 - 425,000                                      106      43,698,965        6.47      6.580         358      83.59        643
425,001 - 450,000                                       94      41,139,436        6.09      6.538         358      81.54        651
450,001 - 475,000                                       70      32,378,147        4.79      6.686         358      81.23        639
475,001 - 500,000                                       67      32,734,991        4.84      6.577         358      82.19        653
500,001 - 750,000                                      184     108,142,232       16.01      6.357         357      82.43        653
750,001 - 1,000,000                                     16      12,725,629        1.88      6.374         358      78.02        640
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 36,813
Maximum: 844,808
Average: 260,371


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                    621      61,546,890        9.11      9.644         178      99.52        675
240                                                      4         875,194        0.13      7.043         237      73.52        659
300                                                      1         636,000        0.09      2.990         297      80.00        810
360                                                  1,969     612,604,500       90.67      6.601         358      80.58        647
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 343


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                              621      61,546,890        9.11      9.644         178      99.52        675
229 - 240                                                4         875,194        0.13      7.043         237      73.52        659
289 - 300                                                1         636,000        0.09      2.990         297      80.00        810
349 - 360                                            1,969     612,604,500       90.67      6.601         358      80.58        647
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 359
Weighted Average: 341


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            1          56,906        0.01      6.990         358      12.67        594
15.01 - 20.00                                            1          69,800        0.01      6.250         357      18.42        690
30.01 - 35.00                                            4         229,656        0.03      7.497         358      31.47        598
35.01 - 40.00                                            7         861,476        0.13      6.892         358      37.10        586
40.01 - 45.00                                            7       1,295,136        0.19      7.514         358      42.93        588
45.01 - 50.00                                            8       1,182,647        0.18      5.874         358      48.84        664
50.01 - 55.00                                           18       4,127,676        0.61      6.341         358      52.58        631
55.01 - 60.00                                           30       6,782,478        1.00      6.368         354      57.21        644
60.01 - 65.00                                           52      13,052,358        1.93      6.738         352      63.16        620
65.01 - 70.00                                           98      24,285,257        3.59      6.723         357      68.64        614
70.01 - 75.00                                          163      46,182,690        6.84      6.636         355      73.87        620
75.01 - 80.00                                        1,143     337,828,877       50.00      6.478         358      79.78        659
80.01 - 85.00                                          132      54,908,515        8.13      6.579         357      84.13        646
85.01 - 90.00                                          228      89,941,033       13.31      6.747         358      89.62        641
90.01 - 95.00                                           84      32,104,006        4.75      7.302         358      94.62        628
95.01 - 100.00                                         619      62,754,074        9.29      9.596         184      99.97        676
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.67
Maximum: 100.00
Weighted Average: 82.30


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
<= 3.500                                                 1         636,000        0.09      2.990         297      80.00        810
4.001 - 4.500                                           30       7,959,482        1.18      6.913         358      79.36        643
4.501 - 5.000                                           43      14,067,900        2.08      5.849         358      77.54        673
5.001 - 5.500                                          250      84,777,094       12.55      5.964         358      79.50        665
5.501 - 6.000                                          426     139,137,822       20.59      6.199         358      79.43        654
6.001 - 6.500                                          429     140,832,128       20.84      6.634         358      81.10        648
6.501 - 7.000                                          324      97,564,351       14.44      6.935         358      82.53        643
7.001 - 7.500                                          176      50,812,179        7.52      7.333         358      84.35        619
7.501 - 8.000                                          104      26,114,732        3.87      7.710         358      82.93        619
8.001 - 8.500                                           26       7,654,770        1.13      7.921         358      84.46        597
8.501 - 9.000                                           12       1,602,815        0.24      8.578         358      75.87        639
9.001 - 9.500                                            2         160,314        0.02      9.508         358      78.37        513
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.375
Maximum: 9.250
Non-Zero Weighted Average: 6.266


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
<=5.000                                                 15       5,504,553        0.81      4.855         351      75.40        716
5.001 - 5.500                                           94      36,779,287        5.44      5.360         358      79.26        690
5.501 - 6.000                                          336     120,075,437       17.77      5.853         358      80.03        669
6.001 - 6.500                                          428     135,109,247       20.00      6.323         358      80.69        655
6.501 - 7.000                                          441     138,447,789       20.49      6.793         358      81.71        648
7.001 - 7.500                                          200      60,145,000        8.90      7.292         358      81.57        624
7.501 - 8.000                                          173      45,899,387        6.79      7.798         358      83.06        600
8.001 - 8.500                                           70      17,042,639        2.52      8.242         358      82.41        585
8.501 - 9.000                                           46       9,631,588        1.43      8.781         358      81.01        556
9.001 - 9.500                                           14       2,271,037        0.34      9.233         358      78.84        553
9.501 - 10.000                                           4         314,129        0.05      9.663         357      78.26        521
10.001 -10.500                                           2          99,496        0.01     10.326         357      67.39        529
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.990
Maximum: 10.350
Non-Zero Weighted Average: 6.594


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
<= 12.500                                              445     162,250,279       24.01      5.708         358      79.71        676
12.501 - 13.000                                        428     135,252,210       20.02      6.323         358      80.71        655
13.001 - 13.500                                        443     139,123,135       20.59      6.793         358      81.75        648
13.501 - 14.000                                        200      60,268,448        8.92      7.293         358      81.55        624
14.001 - 14.500                                        173      45,746,143        6.77      7.801         358      83.02        600
14.501 - 15.000                                         68      16,363,124        2.42      8.289         358      82.19        585
15.001 - 15.500                                         46       9,631,588        1.43      8.781         358      81.01        556
15.501 - 16.000                                         14       2,271,037        0.34      9.233         358      78.84        553
16.001 - 16.500                                          4         314,129        0.05      9.663         357      78.26        521
16.501 - 17.000                                          2          99,496        0.01     10.326         357      67.39        529
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.490
Maximum: 16.850
Non-Zero Weighted Average: 13.093


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
0.975                                                    1         151,785        0.02      7.750         358      80.00        636
1                                                       13       3,877,038        0.57      6.473         348      78.06        648
1.5                                                    101      28,736,242        4.25      7.135         358      80.76        621
2                                                        2         473,868        0.07      6.857         358      88.60        645
3                                                    1,555     490,382,927       72.58      6.622         358      81.14        645
5                                                      151      47,697,729        7.06      5.997         358      79.74        686
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.975
Maximum: 5.000
Non-Zero Weighted Average: 3.077


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
1                                                    1,821     570,815,158       84.48      6.593         358      80.99        647
1.5                                                      2         504,430        0.07      8.869         358      78.93        539
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       772     104,342,995       15.44      8.409         251      89.48        664
Aug-05                                                   1         636,000        0.09      2.990         297      80.00        810
Nov-05                                                   3       1,299,710        0.19      6.706         358      79.82        683
Feb-07                                                   1         484,161        0.07      7.990         355      90.00        598
Mar-07                                                  10       2,328,584        0.34      7.243         356      74.19        634
Apr-07                                                 322     102,804,644       15.22      6.722         357      81.30        635
May-07                                               1,159     368,166,667       54.49      6.644         358      81.27        646
Jun-07                                                   2         688,576        0.10      5.573         359      80.00        681
Mar-08                                                   2         319,981        0.05      7.074         356      75.51        611
Apr-08                                                  13       4,180,369        0.62      7.041         357      84.72        590
May-08                                                  50      15,293,750        2.26      6.604         358      81.15        646
Mar-10                                                   2         403,741        0.06      7.375         356      93.05        658
Apr-10                                                  44      11,210,142        1.66      6.333         357      80.39        658
May-10                                                 214      63,503,262        9.40      6.127         358      78.84        675
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                           1,451     419,292,080       62.06      6.765         338      82.95        660
New York                                               152      44,234,263        6.55      6.905         346      80.10        626
Maryland                                               112      28,552,683        4.23      7.023         349      81.39        627
Florida                                                134      26,146,772        3.87      7.019         347      80.74        638
Virginia                                               103      25,007,759        3.70      7.419         337      84.01        632
New Jersey                                              74      18,954,735        2.81      6.921         353      80.83        633
Arizona                                                 65      13,963,814        2.07      6.919         350      81.22        650
Nevada                                                  58      13,746,775        2.03      7.206         345      81.81        648
Illinois                                                50      12,715,774        1.88      7.066         348      80.11        639
Texas                                                   74      10,925,317        1.62      7.356         340      81.81        643
Washington                                              50      10,557,779        1.56      6.799         347      84.18        650
Connecticut                                             30       8,525,090        1.26      6.736         356      77.26        613
District of Columbia                                    19       4,798,814        0.71      7.003         347      80.09        641
Massachusetts                                           19       4,583,377        0.68      7.114         337      86.05        681
Pennsylvania                                            24       3,548,683        0.53      7.192         349      80.28        613
Other                                                  180      30,108,868        4.46      7.170         351      80.75        627
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented: 44


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                              2,516     657,873,005       97.37      6.870         341      82.41        649
Investment                                              48      10,481,122        1.55      7.056         354      74.82        673
Second Home                                             31       7,308,458        1.08      7.084         329      83.24        692
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,871     488,721,918       72.33      6.878         341      82.24        648
Planned Unit Development                               358      94,026,953       13.92      6.901         341      82.86        654
Condominium                                            258      61,791,922        9.15      6.731         341      82.94        660
2-4 Family                                             108      31,121,792        4.61      7.043         346      80.22        642
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                             1,566     365,066,123       54.03      6.971         333      83.81        666
Refinance - Cashout                                    951     289,436,239       42.84      6.747         351      80.62        630
Refinance - Rate Term                                   78      21,160,222        3.13      6.976         349      79.10        637
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   1,240     306,234,356       45.32      6.766         345      81.67        635
Stated Documentation                                   981     259,857,289       38.46      7.089         338      82.28        668
Limited Documentation                                  374     109,570,939       16.22      6.675         338      84.10        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                               93      20,857,772        3.09      7.967         358      75.64        513
525 - 549                                               68      15,006,149        2.22      7.759         358      76.54        537
550 - 574                                              118      32,365,180        4.79      7.319         358      81.56        562
575 - 599                                              168      50,175,765        7.43      6.915         357      79.66        588
600 - 624                                              427     113,124,499       16.74      6.956         344      82.63        613
625 - 649                                              407     109,938,691       16.27      6.799         341      82.80        638
650 - 674                                              454     112,508,189       16.65      6.871         333      83.16        662
675 - 699                                              341      87,657,275       12.97      6.722         335      83.31        687
700 - 724                                              220      56,133,040        8.31      6.567         336      83.35        711
725 - 749                                              148      38,800,699        5.74      6.643         335      83.64        736
750 - 774                                              101      25,868,680        3.83      6.708         334      83.26        761
775 - 799                                               47      12,320,082        1.82      6.373         340      79.95        785
800 +                                                    3         906,562        0.13      4.282         295      77.67        809
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 650


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                      726     185,562,303       27.46      7.173         340      82.35        646
12                                                     120      35,916,065        5.32      6.728         347      79.41        660
24                                                   1,472     378,862,231       56.07      6.826         339      83.13        649
36                                                     277      75,321,985       11.15      6.462         352      79.37        660
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             1,982     614,928,217       91.01      6.598         357      80.55        647
2nd Lien                                               613      60,734,366        8.99      9.687         178      99.98        676
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    1,960     446,352,316       66.06      7.236         333      82.95        640
60                                                     632     227,998,617       33.74      6.183         358      81.03        669
120                                                      3       1,311,650        0.19      4.437         328      81.38        723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,595     675,662,584      100.00      6.875         341      82.30        650
-----------------------------------------------------------------------------------------------------------------------------------

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                 30/40 Balloons

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 542
Aggregate Principal Balance ($): 159,766,008
Weighted Average Current Mortgage Rate (%): 6.736
Non-Zero Weighted Average Margin (%): 6.424
Non-Zero Weighted Average Maximum Rate (%): 13.242
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Combined Original LTV (%): 81.04
% First Liens: 100.00
% Owner Occupied: 98.74
% Purchase: 41.47
% Full Doc: 37.82
Non-Zero Weighted Average Credit Score: 632




2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Balloon - 30/40                                         17       5,270,201        3.30      6.614         358      77.46        639
ARM - 2 Year/6 Month                                     3         514,490        0.32      6.458         358      80.00        642
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        477     139,987,608       87.62      6.752         358      81.11        631
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                         28       8,063,816        5.05      6.916         358      83.11        623
ARM - 5 Year/6 Month 40 Year Amortization
30 Year Balloon                                         17       5,929,894        3.71      6.248         358      79.98        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                            2         819,891        0.51      4.927         358      80.00        691
5.000 - 5.999                                          104      31,259,324       19.57      5.751         358      79.16        666
6.000 - 6.999                                          254      78,502,883       49.14      6.528         358      80.96        642
7.000 - 7.999                                          140      39,246,796       24.57      7.536         358      81.28        598
8.000 - 8.999                                           38       9,214,342        5.77      8.418         358      86.43        568
9.000 - 9.999                                            4         722,772        0.45      9.225         358      90.97        534
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.875
Maximum: 9.625
Weighted Average: 6.736


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                          7         463,179        0.29      7.554         358      83.59        629
75,001 - 100,000                                        10         871,881        0.55      7.032         358      79.68        617
100,001 - 125,000                                       13       1,471,685        0.92      6.965         358      85.47        624
125,001 - 150,000                                       22       3,005,965        1.88      7.230         358      79.85        614
150,001 - 175,000                                       42       6,895,503        4.32      6.850         358      78.63        625
175,001 - 200,000                                       50       9,325,175        5.84      6.910         358      81.34        635
200,001 - 225,000                                       44       9,338,299        5.84      6.581         358      78.70        636
225,001 - 250,000                                       43      10,199,388        6.38      6.775         358      80.97        624
250,001 - 275,000                                       49      12,861,894        8.05      6.942         358      81.78        625
275,001 - 300,000                                       29       8,332,715        5.22      6.539         358      77.93        638
300,001 - 325,000                                       40      12,556,337        7.86      6.671         358      81.53        629
325,001 - 350,000                                       38      12,804,942        8.01      6.702         358      76.97        612
350,001 - 375,000                                       28      10,126,556        6.34      6.623         358      80.85        644
375,001 - 400,000                                       30      11,647,765        7.29      6.827         358      81.46        620
400,001 - 425,000                                       21       8,673,328        5.43      6.943         358      83.08        621
425,001 - 450,000                                       14       6,144,760        3.85      6.512         358      82.84        637
450,001 - 475,000                                       14       6,467,248        4.05      6.984         358      81.73        633
475,001 - 500,000                                        9       4,418,832        2.77      6.405         358      82.30        653
500,001 - 750,000                                       34      20,132,478       12.60      6.705         358      84.17        645
750,001 - 1,000,000                                      5       4,028,078        2.52      5.907         358      78.90        667
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 56,962
Maximum: 844,808
Average: 294,771


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
360                                                    542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
349 - 360                                              542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 357
Maximum: 359
Weighted Average: 358


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                            1         349,636        0.22      5.875         358      30.17        751
40.01 - 45.00                                            2         307,305        0.19      7.851         358      41.88        580
45.01 - 50.00                                            1         182,375        0.11      7.375         358      50.00        531
50.01 - 55.00                                            4       1,068,888        0.67      6.570         358      52.91        638
55.01 - 60.00                                           14       3,590,152        2.25      7.015         358      58.21        585
60.01 - 65.00                                           11       3,290,025        2.06      6.967         358      63.80        588
65.01 - 70.00                                           24       6,005,671        3.76      6.761         358      68.84        589
70.01 - 75.00                                           46      14,344,539        8.98      6.727         358      74.00        595
75.01 - 80.00                                          250      73,283,325       45.87      6.520         358      79.66        653
80.01 - 85.00                                           52      16,154,634       10.11      6.630         358      84.27        623
85.01 - 90.00                                           87      26,565,257       16.63      6.928         358      89.59        626
90.01 - 95.00                                           47      13,659,546        8.55      7.533         358      94.52        614
95.01 - 100.00                                           3         964,655        0.60      6.636         358      98.42        635
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 30.17
Maximum: 100.00
Weighted Average: 81.04


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
4.001 - 4.500                                           10       1,863,738        1.17      6.710         358      85.33        644
4.501 - 5.000                                            6       1,747,485        1.09      5.700         358      81.07        668
5.001 - 5.500                                           54      17,592,473       11.01      6.011         358      79.93        669
5.501 - 6.000                                          110      34,394,074       21.53      6.181         358      78.79        641
6.001 - 6.500                                          124      36,849,453       23.06      6.726         358      80.61        631
6.501 - 7.000                                          109      30,908,880       19.35      7.033         358      82.81        627
7.001 - 7.500                                           64      18,895,852       11.83      7.466         358      83.49        609
7.501 - 8.000                                           35       9,234,556        5.78      7.590         358      82.27        598
8.001 - 8.500                                           10       2,410,546        1.51      7.830         358      82.60        570
8.501 - 9.000                                            3         598,749        0.37      8.941         358      94.24        598
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.300
Maximum: 8.875
Non-Zero Weighted Average: 6.424


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
<=5.000                                                  2         819,891        0.51      4.927         358      80.00        691
5.001 - 5.500                                           21       6,160,997        3.86      5.370         358      80.07        665
5.501 - 6.000                                           89      27,160,770       17.00      5.859         358      79.36        665
6.001 - 6.500                                          111      35,972,631       22.52      6.312         358      80.78        644
6.501 - 7.000                                          131      38,213,997       23.92      6.797         358      81.68        638
7.001 - 7.500                                           64      17,557,388       10.99      7.308         358      80.17        611
7.501 - 8.000                                           65      18,673,019       11.69      7.808         358      81.86        584
8.001 - 8.500                                           25       6,465,570        4.05      8.273         358      87.45        568
8.501 - 9.000                                           13       2,748,772        1.72      8.760         358      84.02        569
9.001 - 9.500                                            3         592,156        0.37      9.137         358      90.86        540
9.501 - 10.000                                           1         130,616        0.08      9.625         358      91.50        505
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.875
Maximum: 9.625
Non-Zero Weighted Average: 6.742


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
<= 12.500                                              112      34,141,658       21.37      5.748         358      79.51        666
12.501 - 13.000                                        111      35,972,631       22.52      6.312         358      80.78        644
13.001 - 13.500                                        131      38,213,997       23.92      6.797         358      81.68        638
13.501 - 14.000                                         64      17,557,388       10.99      7.308         358      80.17        611
14.001 - 14.500                                         65      18,673,019       11.69      7.808         358      81.86        584
14.501 - 15.000                                         25       6,465,570        4.05      8.273         358      87.45        568
15.001 - 15.500                                         13       2,748,772        1.72      8.760         358      84.02        569
15.501 - 16.000                                          3         592,156        0.37      9.137         358      90.86        540
16.001 - 16.500                                          1         130,616        0.08      9.625         358      91.50        505
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.375
Maximum: 16.125
Non-Zero Weighted Average: 13.242


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
1.5                                                     27       8,472,717        5.30      6.803         358      76.66        617
3                                                      498     146,023,090       91.40      6.737         358      81.43        632
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 2.918


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
1                                                      525     154,495,807       96.70      6.741         358      81.16        631
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        17       5,270,201        3.30      6.614         358      77.46        639
Apr-07                                                  40      13,955,686        8.74      6.778         357      82.95        640
May-07                                                 439     126,144,235       78.96      6.752         358      80.90        630
Jun-07                                                   1         402,176        0.25      5.625         359      80.00        701
Apr-08                                                   3       1,062,222        0.66      7.317         357      86.63        577
May-08                                                  25       7,001,594        4.38      6.855         358      82.57        630
Apr-10                                                   2         782,462        0.49      6.525         357      81.51        681
May-10                                                  15       5,147,432        3.22      6.206         358      79.74        644
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                             317     106,584,478       66.71      6.667         358      79.88        628
Virginia                                                25       8,277,830        5.18      6.849         358      83.02        654
Florida                                                 37       7,470,656        4.68      6.718         358      81.98        646
Maryland                                                25       6,448,570        4.04      6.931         358      85.14        623
New York                                                17       6,100,849        3.82      6.919         358      82.52        614
Arizona                                                 24       5,820,632        3.64      6.923         358      83.67        638
Nevada                                                  16       3,511,678        2.20      6.811         358      81.11        641
Washington                                              16       3,150,559        1.97      6.729         358      83.90        644
Illinois                                                12       2,267,469        1.42      6.877         358      84.38        629
District of Columbia                                     5       1,598,534        1.00      6.380         358      81.89        687
Texas                                                    6       1,043,670        0.65      7.424         358      88.09        643
Oregon                                                   4         934,211        0.58      5.620         358      82.22        664
Rhode Island                                             4         905,700        0.57      6.556         358      83.54        624
Georgia                                                  3         763,417        0.48      6.827         358      78.70        717
Michigan                                                 3         707,043        0.44      8.182         358      88.43        578
Other                                                   28       4,180,711        2.62      7.342         358      85.19        628
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 29


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                                534     157,754,207       98.74      6.735         358      81.09        631
Investment                                               4       1,271,521        0.80      7.104         358      75.74        684
Second Home                                              4         740,280        0.46      6.459         358      80.00        717
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                391     117,347,430       73.45      6.750         358      81.01        628
Planned Unit Development                                68      18,715,651       11.71      6.629         358      82.93        646
Condominium                                             61      15,039,324        9.41      6.587         358      81.16        649
2-4 Family                                              22       8,663,602        5.42      7.049         358      77.14        626
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                    297      88,997,135       55.70      6.831         358      80.28        610
Purchase                                               229      66,248,690       41.47      6.594         358      81.77        661
Refinance - Rate Term                                   16       4,520,183        2.83      6.961         358      85.39        630
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   251      75,628,933       47.34      6.793         358      78.76        643
Full Documentation                                     219      60,417,676       37.82      6.742         358      83.28        620
Limited Documentation                                   72      23,719,399       14.85      6.543         358      82.63        626
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                               28       7,625,377        4.77      7.788         358      76.62        515
525 - 549                                               24       5,961,859        3.73      7.708         358      72.79        537
550 - 574                                               60      16,790,665       10.51      7.360         358      83.58        561
575 - 599                                               48      14,719,549        9.21      6.939         358      80.08        588
600 - 624                                              112      31,959,819       20.00      6.654         358      81.21        613
625 - 649                                               82      23,702,219       14.84      6.562         358      81.97        636
650 - 674                                               66      20,924,165       13.10      6.526         358      82.62        660
675 - 699                                               50      16,757,129       10.49      6.323         358      81.41        687
700 - 724                                               23       6,458,495        4.04      6.466         358      81.17        712
725 - 749                                               27       8,932,764        5.59      6.167         358      81.58        733
750 - 774                                               17       4,589,650        2.87      6.347         358      77.09        761
775 - 799                                                5       1,344,317        0.84      6.342         358      81.62        787
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 791
Non-Zero Weighted Average: 632


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                       96      29,323,701       18.35      7.022         358      82.69        631
12                                                      21       6,477,124        4.05      7.022         358      80.64        630
24                                                     391     113,429,449       71.00      6.662         358      80.99        632
36                                                      34      10,535,733        6.59      6.575         358      77.29        627
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                               542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                      542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 542     159,766,008      100.00      6.736         358      81.04        632
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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Stanley makes no representation or warranty with respect to the accuracy or
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offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
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purchasers are referred. In the event of any such offering, this information
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal Name: MSAC 2005-WMC6
Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

                                                     aggregate pool       group: ___1___      group: ___2___   group: ______
---------------------------------------------------
                   gross WAC (%)                                7.026              7.230                6.875
---------------------------------------------------



                    wtd avg FICO                                  641                628                  650
                   FICO < 600 (%)                               22.73              69.59                81.83
                  FICO 600-650 (%)                              34.45              35.63                33.57



                  wtd avg CLTV (%)                              82.19              82.04                 82.3
                   CLTV = 80 (%)                                35.64              24.33                   44
                 CLTV > 80.01 (%)                               41.01              48.49                35.48
                 LTV 95.01 -100 (%)                              9.86              10.62                 9.29
                    Full Doc (%)                                44.69              43.83                45.32
                   Stated Doc (%)                               39.28               40.4                38.46

                     purch (%)                                  41.98              25.69                54.03
                    CO refi (%)                                 54.36              69.93                42.84
                    Own Occ (%)                                 95.76              93.59                97.37
                 Prepay Penalty (%)                             72.11              71.54                72.54
                  wtd avg DTI (%)                               40.66              40.83                40.54
                     ARM ? (%)                                   82.7              80.19                84.56
                      2/28 (%)                                  72.58              75.77                70.22
                      3/27 (%)                                   3.44               4.12                 2.93
                    1st Lien (%)                                90.67               90.2                91.01
                  Avg Loan Balance                         194,694.62         145,208.55           260,370.94
                     # of Loans                                 6,039              3,444                2,595
                Loan Bal < $100k (%)                               10              85.24                93.52
                Mtg Rates > 12% (%)                              0.04               0.07                 0.02
                 Manuf Housing (%)                                  0                  0                    0

              (%) & largest state code               CA - 52.41           CA - 39.38         CA - 62.06
                   silent 2nd (%)                                1.24                0.6                 1.72
                    IO loans (%)                                26.52              16.49                33.94
                     5yr IO (%)                                 26.38              16.43                33.74
                    2 yr IO (%)                                     0                  0                    0
                      IO: FICO                                    664                651                  669
                     IO LTV (%)                                 80.95              80.72                81.03
                     IO DTI (%)                                 38.83              38.88                38.82
                  IO full doc (%)                               14.27               9.69                17.67
                   IO: purch (%)                                12.45                3.3                19.23
---------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSAC 2005-WMC6 CA Breakdown


California              Deal Size              WA Loan            Weighted Average Collateral Characteristics
Breakdown    # Loans     Balance       %       Balance    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout
CA North         633   162,326,317    26.34%   256,440   6.784    652   82.14   39.45     96.07    90.31          51.20
CA South       1,904   453,922,314    73.66%   238,405   6.875    648   81.10   41.13     96.93    82.52          53.34
               2,537   616,248,631   100.00%   242,904   6.851    649   81.37   40.69     96.70    84.57          52.78


California       Weighted Average Collateral Characteristics
Breakdown                 Full Doc   Interest only
CA North                     48.67           44.58
CA South                     37.00           34.32
                             40.07           37.02

MSAC 2005-WMC6 Geographic Distribution


Geographic Distribution        Alabama                     %               0.01
-----------------------        Arizona                     %               2.82
                               Arkansas                    %               0.08
                               California                  %              52.41
                               Colorado                    %               0.55
                               Connecticut                 %               1.59
                               Delaware                    %               0.11
                               District of Columbia        %               0.61
                               Florida                     %               5.07
                               Georgia                     %               0.53
                               Idaho                       %               0.29
                               Illinois                    %               2.82
                               Indiana                     %               0.10
                               Iowa                        %               0.03
                               Kansas                      %               0.08
                               Kentucky                    %               0.02
                               Louisiana                   %               0.51
                               Maine                       %               0.22
                               Maryland                    %               5.45
                               Massachusetts               %               0.59
                               Michigan                    %               0.61
                               Minnesota                   %               0.12
                               Mississippi                 %               0.16
                               Missouri                    %               0.34
                               Montana                     %               0.11
                               Nevada                      %               2.56
                               New Hampshire               %               0.59
                               New Jersey                  %               3.36
                               New Mexico                  %               0.14
                               New York                    %               5.39
                               North Carolina              %               0.40
                               Ohio                        %               0.41
                               Oklahoma                    %               0.12
                               Oregon                      %               0.46
                               Pennsylvania                %               1.16
                               Rhode Island                %               0.62
                               South Carolina              %               0.17
                               South Dakota                %               0.02
                               Tennessee                   %               0.53
                               Texas                       %               2.02
                               Utah                        %               0.17
                               Vermont                     %               0.01
                               Virginia                    %               3.99
                               Washington                  %               2.28
                               West Virginia               %               0.05
                               Wisconsin                   %               0.27
                               Wyoming                     %               0.06

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Dynamic Credit Collateral Analysis
MSAC 2005-WMC6

I. FICO and LTV

                                   Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD
--------   ---------    ---    ----------------    ---------------    ----       ---       ---      ----     -----   -----
     500         524   > 65%               3.26%        206,161.35    514.00     42.39     79.24      8.11   80.11    9.50
     525         574   > 65%               8.60%        206,333.29    554.00     41.11     82.60      7.70   77.82    9.84
     575         599   > 65%               7.86%        234,620.77    588.00     40.61     82.36      7.02   73.03   12.43
     600         619   > 70%              12.41%        188,934.52    610.00     41.24     84.62      7.11   74.54   13.86
     620         639   > 70%              12.84%        197,812.16    629.00     41.10     84.51      6.94   70.74   13.17
     640         659   > 70%              12.13%        185,222.36    649.00     40.39     85.00      6.98   66.46   15.56
     660         679   > 80%               4.54%        133,889.75    669.00     41.73     93.21      7.77   71.72   14.10
     680         699   > 80%               3.54%        123,109.33    689.00     39.76     93.08      7.71   72.48   13.23
     700         724   > 80%               2.71%        132,259.73    711.00     40.78     92.82      7.38   72.84   12.13
     725         749   > 80%               1.61%        117,161.14    735.00     42.22     94.98      7.69   68.81   17.86
     750   max         > 90%               0.97%         83,635.46    767.00     40.01     98.83      8.49   67.55   18.10


                                                                    0.00                                    % With
FICO Low   % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   Seconds
--------   -----------   ----------   -----------   ----------   ---------   --------   ----   ----------   -------
     500         98.57         0.59          5.83        68.64       17.35       0.00   0.00         0.61      0.00
     525         98.63         1.21          5.30        63.74       20.20       0.00   0.00         0.98      0.20
     575         96.01         3.82          7.78        62.27       20.45       0.00   0.00        26.15      1.21
     600         98.82         0.66          3.57        49.44       15.82       0.00   0.00        21.48      0.51
     620         98.13         0.80          5.33        44.59       17.71       0.00   0.00        28.37      1.14
     640         97.48         1.80          6.27        37.84       17.19       0.00   0.00        28.32      0.40
     660         97.80         1.49          6.89        39.27       14.67       0.00   0.00        22.69      0.26
     680         95.46         0.00          1.74        31.73       21.11       0.00   0.00        27.95      0.00
     700         95.22         0.00          4.69        32.85       18.50       0.00   0.00        31.13      0.00
     725         92.23         4.95          3.75        39.44       11.25       0.00   0.00        17.20      0.00
     750         78.07         3.15          0.00        41.91       16.15       0.00   0.00         0.00      0.00


II. LTV and DTI

                                     Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV Low     LTV High      DTI    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD
-------     --------      ---    ----------------    ---------------    ----       ---       ---      ----     -----   -----
   70.00%       79.99%   > 50%               0.87%        237,754.06    609.00     52.69     75.78      6.94   77.28    8.86
   80.00%       84.99%   > 50%               2.53%        263,748.81    646.00     52.67     80.60      6.30   67.54   11.18
   85.00%       89.99%   > 50%               0.93%        265,802.11    629.00     53.45     86.18      6.81   94.13    3.58
   90.00%       94.99%   > 50%               1.13%        246,618.69    629.00     53.06     90.78      7.03   60.11   15.18
   95.00%       99.99%   > 50%               0.90%        251,243.18    641.00     52.79     95.00      7.11   66.20   12.80
  100.00%      109.99%   > 50%               0.46%         66,250.51    660.00     52.46    100.00      9.53   68.80   10.12
  110.00%    max         > 50%


                                                                                                            % With
LTV Low    % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   Seconds
 -------   -----------   ----------   -----------   ----------   ---------   --------   ----   ----------   -------
   70.00         93.10         5.43         11.24        73.07       11.71       0.00   0.00        15.24      0.00
   80.00         95.80         1.94         11.05        69.80       15.45       0.00   0.00        17.67      3.60
   85.00         98.64         1.36          2.29        70.20       16.31       0.00   0.00         6.20      0.00
   90.00         94.05         3.42         11.62        75.49       15.51       0.00   0.00        11.88      0.00
   95.00         94.74         0.00         17.99        74.60       20.99       0.00   0.00         0.00      0.00
  100.00         97.99         0.00          4.78        66.96       23.31       0.00   0.00         0.00      0.00
  110.00


III. DTI and FICO

                                     Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
DTI Low     DTI High     FICO    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD
-------     --------     ----    ----------------    ---------------    ----       ---       ---      ----     -----   -----
   20.00%       29.99%   < 550               0.58%        171,702.97    529.00     25.49     74.25      7.90   72.55   13.75
   30.00%       34.99%   < 600               2.23%        204,809.47    561.00     32.31     78.62      7.44   79.52   11.65
   35.00%       39.99%   < 675              12.35%        201,472.59    615.00     37.71     81.48      7.00   69.98   14.06
   40.00%       44.99%   < 675              19.66%        200,643.66    616.00     42.63     81.78      7.10   72.80   13.38
   45.00%       49.99%   < 700              22.25%        201,118.30    617.00     47.68     82.37      7.26   71.35   12.68
   50.00%       54.99%   < 750               6.65%        216,429.61    627.00     52.43     83.25      6.94   71.66   11.69
      55%   max          < 750               0.73%        239,189.92    627.00     56.62     82.91      6.60   66.82   11.38


                                                                                                            % With
DTI Low    % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   Seconds
 -------   -----------   ----------   -----------   ----------   ---------   --------   ----   ----------   -------
   20.00         93.86         4.07          8.95        71.96       18.03       0.00   0.00         2.21      0.00
   30.00         97.65         1.75          3.79        62.53       18.22       0.00   0.00        12.96      0.21
   35.00         97.91         1.39          6.13        43.85       16.63       0.00   0.00        25.71      0.45
   40.00         98.34         0.99          4.81        47.22       15.63       0.00   0.00        30.35      0.86
   45.00         96.86         2.07          7.60        43.41       11.52       0.00   0.00        14.88      0.95
   50.00         95.76         3.05          8.91        72.83       14.68       0.00   0.00        11.33      1.37
      55         90.84         5.18         19.55        65.76       29.06       0.00   0.00         4.04      0.00


IV. LIMITED AND STATED DOC

                           Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD   % Owner Occ
--------   ---------   ----------------    ---------------    ----       ---       ---      ----     -----   -----   -----------
     500         524               1.34%        212,282.38    514.00     41.16     72.65      8.11   84.52    4.28         96.07
     525         574               3.99%        228,887.13    554.00     38.88     74.22      7.56   74.14   10.14         96.94
     575         599               3.63%        245,158.74    588.00     40.50     75.01      7.12   71.24    7.75         93.17
     600         619               7.01%        216,777.37    610.00     40.76     81.18      7.13   77.59    8.30         97.20
     620         639               7.72%        220,222.95    629.00     40.70     81.56      6.96   71.75   11.47         97.88
     640         659               8.10%        196,412.30    649.00     40.02     82.93      7.04   67.76   15.95         96.33
     660         679               7.18%        203,331.52    669.00     40.45     83.68      7.04   69.68   12.49         95.20
     680         699               6.29%        181,773.24    689.00     39.88     84.29      7.03   68.02   12.03         93.64
     700         724               4.63%        194,983.41    711.00     40.14     84.16      6.90   67.76   11.56         89.31
     725         749               2.80%        179,629.28    735.00     40.24     84.27      7.04   74.33   13.44         93.88
     750    max                    2.64%        180,423.59    767.00     37.96     82.62      7.04   57.40   28.47         83.85



FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY    % FL
--------   ----------   -----------   ----------   ---------   --------   ----   ----------    ----    ----   ----
     500         3.03          7.23         0.00       44.54       0.00   0.00         0.00   47.93   11.39   3.72
     525         3.06          7.07         0.00       46.33       0.00   0.00         0.00   45.46    5.25   4.81
     575         6.83         14.86         0.00       47.18       0.00   0.00        11.72   55.02    7.08   4.46
     600         1.88          6.75         0.00       28.49       0.00   0.00        11.56   58.38    6.77   3.42
     620         0.68          7.96         0.00       30.80       0.00   0.00        18.12   54.59    6.24   5.36
     640         2.48          6.62         0.00       26.26       0.00   0.00        17.51   56.02    6.97   5.88
     660         2.43         10.17         0.00       23.53       0.00   0.00        36.98   60.14    6.07   3.72
     680         1.24          3.66         0.00       22.75       0.00   0.00        40.26   61.30    2.16   4.77
     700         7.02         10.20         0.00       25.81       0.00   0.00        38.80   63.37    5.22   2.89
     725         2.03          5.43         0.00       17.81       0.00   0.00        23.20   58.26    5.50   1.79
     750         4.83          3.04         0.00       21.13       0.00   0.00        21.30   52.43    5.87   6.29


V. High LTV LOANS

                        Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV        LTV      Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD   % Owner Occ
---        ---      ----------------    ---------------    ----       ---       ---      ----     -----   -----   -----------
 80.00%    89.99%              49.68%        252,302.35    651.00     40.57     81.50      6.58   70.10   13.66         96.24
 90.00%    94.99%              12.17%        262,077.99    629.00     41.00     90.35      7.02   71.40   15.54         96.75
 95.00%    99.99%               5.08%        214,855.16    626.00     42.77     95.08      7.50   72.00   13.41         97.06
100.00%   109.99%               9.72%         66,409.42    675.00     40.91    100.00      9.67   69.05   16.13         97.17
110.00%  max



LTV      % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY   % FL   2/28    3/27
---      ----------   -----------   ----------   ---------   --------   ----   ----------    ----   ----   ----   ----    ----
 80.00         1.69          4.92        44.68       16.20       0.00   0.00        38.00   53.63   4.70   4.54   51.13   2.10
 90.00         1.57          4.03        53.17       21.59       0.00   0.00        30.72   46.03   4.63   6.43   58.95   3.51
 95.00         0.92          6.58        63.87       20.93       0.00   0.00         0.00   24.55   5.88   7.44   78.59   9.22
100.00         0.00          2.13        39.23       15.94       0.00   0.00         0.00   57.70   3.13   4.83    3.85   0.31
110.00



LTV      5/25
---      ----
 80.00   2.17
 90.00   1.61
 95.00   1.47
100.00   0.10
110.00



VI. IO LOANS

                          Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High  Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD    % Owner Occ
--------  ---------   ----------------    ---------------      ----       ---       ---      ----   -----    -----   -----------
     500        524               0.02%        232,000.00    522.00     39.12     80.00      6.55    0.00   100.00        100.00
     525        574               0.08%        248,105.76    555.00     39.91     79.86      6.84   84.73    15.27        100.00
     575        599               2.17%        283,887.44    591.00     39.58     81.24      6.58   68.27    16.21        100.00
     600        619               2.82%        303,755.75    609.00     38.69     81.01      6.36   75.84    16.45         99.12
     620        639               3.74%        305,645.43    629.00     38.88     81.82      6.28   69.14    15.78         98.94
     640        659               3.60%        313,272.55    650.00     37.63     82.05      6.15   64.46    15.81         99.67
     660        679               4.51%        304,715.15    668.00     40.23     80.93      6.24   73.95    13.32         99.06
     680        699               3.75%        301,993.87    689.00     38.74     80.33      6.20   67.05    14.98         96.18
     700        724               3.06%        315,229.26    711.00     38.58     80.75      6.09   66.74    13.85         94.34
     725        749               1.26%        329,382.98    737.00     40.10     79.20      5.98   73.92    17.96         98.88
     750   max                    1.51%        334,598.26    772.00     36.24     79.16      5.82   65.77    19.03         94.20



FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY    % FL   2/28    3/27
--------   ----------   -----------   ----------   ---------   --------   ----   ----------    ----    ----   ----    ----   ----
     500         0.00          0.00       100.00        0.00       0.00   0.00       100.00    0.00    0.00   0.00    0.00   0.00
     525         0.00          0.00       100.00        0.00       0.00   0.00       100.00   63.04   21.70   0.00    0.00   0.00
     575         0.00          1.36        80.43       19.57       0.00   0.00       100.00   63.41    1.68   3.73    0.00   0.00
     600         0.00          0.42        71.23       24.56       0.00   0.00       100.00   75.24    1.33   2.53    0.00   0.00
     620         0.00          2.75        62.64       35.42       0.00   0.00       100.00   65.06    4.39   4.66    0.00   0.00
     640         0.00          1.78        60.55       27.37       0.00   0.00       100.00   71.80    1.98   1.35    0.00   0.00
     660         0.00          0.33        41.15       15.03       0.00   0.00       100.00   72.37    1.57   2.60    0.00   0.00
     680         0.81          2.66        32.45       20.49       0.00   0.00       100.00   76.37    1.26   1.66    0.00   0.00
     700         0.00          6.19        41.27       18.29       0.00   0.00       100.00   78.94    1.24   2.04    0.00   0.00
     725         0.00          0.00        48.56       19.47       0.00   0.00       100.00   84.06    0.00   3.17    0.00   0.00
     750         0.00          1.33        62.73       13.73       0.00   0.00       100.00   81.91    2.98   0.00    0.00   0.00



FICO Low    5/25
--------     ----
     500   100.00
     525     0.00
     575     7.28
     600     7.22
     620    12.01
     640    15.62
     660    12.27
     680    14.41
     700    25.02
     725    40.48
     750    28.27


VII. SECOND LIEN LOANS (IF ANY)

                           Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral    Curr. Bal./Loan    FICO       DTI      CLTV      GWAC     % SFD   % PUD   % Owner Occ
--------   ---------   ----------------    ---------------      ----       ---      ----      ----   -----   -----   -----------
     500         524               0.00%              0.00      0.00      0.00      0.00      0.00    0.00    0.00          0.00
     525         574               0.00%              0.00      0.00      0.00      0.00      0.00    0.00    0.00          0.00
     575         599               0.00%              0.00      0.00      0.00      0.00      0.00    0.00    0.00          0.00
     600         619               1.10%         55,865.84    610.00     41.08    100.00     10.58   70.89   18.54         99.68
     620         639               1.17%         59,541.45    629.00     41.27    100.00     10.24   70.81   14.50         98.34
     640         659               1.51%         62,934.36    650.00     41.60     99.92     10.01   65.41   19.92         98.90
     660         679               1.64%         70,507.83    669.00     40.99    100.00      9.85   66.30   15.67         98.92
     680         699               1.42%         68,023.87    689.00     40.66     99.98      9.49   67.01   16.15         96.65
     700         724               1.01%         68,101.96    711.00     40.32    100.00      9.18   72.64   11.69         95.31
     725         749               0.75%         68,394.51    736.00     41.33    100.00      9.16   69.03   11.68         95.82
     750   max                     0.73%         70,086.01    769.00     39.27    100.00      9.07   64.55   24.08         87.76


FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY    % FL
--------   ----------   -----------   ----------   ---------   --------   ----   ----------    ----    ----   ----
     500         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00
     525         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00
     575         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00
     600         0.00          1.26        56.92       18.76       0.00   0.00         0.00   53.31    3.16   5.09
     620         0.00          0.43        48.77       24.22       0.00   0.00         0.00   54.80    2.13   7.75
     640         0.00          2.55        37.27       18.26       0.00   0.00         0.00   56.78    2.96   4.47
     660         0.00          4.60        36.54       14.44       0.00   0.00         0.00   62.57    4.36   4.48
     680         0.00          0.57        25.34       12.54       0.00   0.00         0.00   68.15    1.70   3.11
     700         0.00          5.34        28.35       16.10       0.00   0.00         0.00   66.25    2.52   3.71
     725         0.00          1.64        32.97        9.39       0.00   0.00         0.00   64.85    2.35   2.59
     750         0.00          0.00        36.30       16.34       0.00   0.00         0.00   53.29    4.19   9.83


VIII. MANUFACTURED HOME LOANS (IF ANY)

                           Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD   % PUD    % Owner Occ
--------   ---------   ----------------    ---------------    ----       ---       ---      ----     -----   -----    -----------
     500         524
     525         574
     575         599
     600         619
     620         639
     640         659               0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00
     660         679               0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00
     680         699               0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00
     700         724               0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00
     725         749               0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00
     750   max                     0.00%              0.00         0      0.00      0.00      0.00    0.00     0.00          0.00



FICO Low   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only   % CA    % NY    % FL   2/28    3/27
--------   ----------   -----------   ----------   ---------   --------   ----   ----------   ----    ----    ----   ----    ----
     500
     525
     575
     600
     620
     640         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00
     660         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00
     680         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00
     700         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00
     725         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00
     750         0.00          0.00         0.00        0.00       0.00   0.00         0.00    0.00    0.00   0.00    0.00   0.00



FICO Low     5/25
--------     ----
     500
     525
     575
     600
     620
     640     0.00
     660     0.00
     680     0.00
     700     0.00
     725     0.00
     750     0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY

MSAC 2005-WMC6 DTI Strat

------------------------------------------------------------------------------------------------------------------------------------
                                                 WA Loan                    Weighted Average Collateral Characteristics
                                                                  WA
                                                                 Ave     WA          Non -     Non     Refi       MI  NINA/No
   DTI :      # Loans      Balance $       %   Balance $   WAC  FICO   %LTV  % DTI    Prim  SF/PUD  Cachout  Covered      Doc     IO
------------------------------------------------------------------------------------------------------------------------------------
below 20          175     35,076,290    2.98  200,435.94  6.94   641  81.21  15.27  100.00   10.98    55.59     0.00     0.00  32.53
20 t0 25          197     36,641,187    3.12  185,995.87  6.76   643  81.28  22.88  100.00   12.47    73.23     0.00     0.00  35.23
25 to 30          338     57,493,041    4.89  170,097.75  6.91   646  80.30  27.63  100.00   16.65    57.05     0.00     0.00  30.99
30 to 35          677    123,235,322   10.48  182,031.49  6.98   647  81.45  32.63  100.00   13.96    58.99     0.00     0.00  30.45
35 to 40        1,047    201,669,175   17.15  192,616.21  6.94   643  82.17  37.69  100.00   16.61    55.77     0.00     0.00  31.42
40 to 45        1,658    326,024,667   27.73  196,637.31  7.05   644  82.44  42.65  100.00   14.78    50.47     0.00     0.00  32.97
45 to 50        1,536    305,783,800   26.01  199,077.99  7.19   634  82.55  47.64  100.00   16.18    51.24     0.00     0.00  16.93
50 to 55          373     80,892,121    6.88  216,868.96  6.93   631  83.11  52.43  100.00   16.38    59.82     0.00     0.00  11.32
55 to 60           38      8,945,228    0.76  235,400.74  6.60   632  82.95  56.72  100.00   20.98    58.45     0.00     0.00   3.89
 60 plus            0              0    0.00           -  0.00     0   0.00   0.00    0.00    0.00     0.00     0.00     0.00   0.00
------------------------------------------------------------------------------------------------------------------------------------
   Total        6,039  1,175,760,831  100.00  194,694.62  7.03   641  82.19  40.66  100.00   15.44    54.36     0.00     0.00  26.52
------------------------------------------------------------------------------------------------------------------------------------
                                                          Std
DTI Mean:       40.66                 Median       81.88  Dev     9
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY

                                          Deal Name

Geographic Distribution       Arizona                        2.47
-----------------------
                              California                    73.17
                              Colorado                       0.50
                              Connecticut                    0.46
                              District of Columbia           0.10
                              Florida                        2.48
                              Georgia                        0.14
                              Idaho                          0.08
                              Illinois                       1.10
                              Indiana                        0.05
                              Kansas                         0.04
                              Louisiana                      0.08
                              Maine                          0.07
                              Maryland                       4.91
                              Massachusetts                  0.19
                              Michigan                       0.30
                              Mississippi                    0.07
                              Missouri                       0.05
                              Nevada                         2.60
                              New Hampshire                  0.13
                              New Jersey                     1.25
                              New Mexico                     0.17
                              New York                       2.00
                              North Carolina                 0.41
                              Ohio                           0.26
                              Oregon                         0.24
                              Pennsylvania                   0.35
                              Rhode Island                   0.57
                              South Carolina                 0.03
                              South Dakota                   0.04
                              Tennessee                      0.18
                              Texas                          0.30
                              Utah                           0.13
                              Virginia                       1.68
                              Washington                     3.36
                              Wyoming                        0.06



DTI Distribution

                              DTI <10.00                     0.40
                              DTI 10.00-19.99                3.26
                              DTI 20.00-29.99                9.85
                              DTI 30.00-39.99               32.49
                              DTI 40.00-49.99               50.95
                              DTI 50.00-59.99                3.05
                              DTI 60.00-69.99                0.00


--------------------------------------------------------------------------------
Please populate column C with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.

--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
     Product Type             Number     Loan     Avg. Loan  % of Total   WA    % Owner      %        WA    % Full  % Second
                             of Loans   Balance    Balance       IO      FICO  Occupied  Purchase    DTI      Doc    Liens
-----------------------------------------------------------------------------------------------------------------------------
 2/28 ARM 24 Month IO

 2/28 ARM 30 Month IO

 2/28 ARM 60 Month IO           846    257979543    304940      82.74    660     97.84     49.51    38.88     54       0
2/28 ARM 120 Month IO            2      671750      335875       0.22    607      100        0      43.67     100      0
 3/27 ARM 24 Month IO
 3/27 ARM 36 Month IO

 3/27 ARM 60 Month IO            9      3262120     362458       1.05    685      100      51.46    36.49    51.46     0
3/27 ARM 120 Month IO

 5/25 ARM 60 Month IO           156    48928212     313642      15.69    685     98.52     32.83    38.76    51.5      0
 5/25 ARM 84 Month IO
       30 Fixed
       15 Fixed

        Other                    2      950400      475200       0.3     760      100       100     34.49     100      0
-----------------------------------------------------------------------------------------------------------------------------

       Totals:                 1015    311792024    307184       100     664     97.98     46.96    38.83    53.82     0
-----------------------------------------------------------------------------------------------------------------------------



                                                          Init Rate Cap

--------------------------------------------------------------------------------------------------------
     Product Type             %1.000-  %1.500-  %2.000-  %2.500-  %3.000-  %3.500-  %4.000-  %5.000-
                               1.499    1.999    2.499    2.999    3.499     3.99    4.499    5.499
--------------------------------------------------------------------------------------------------------
 2/28 ARM 24 Month IO

 2/28 ARM 30 Month IO

 2/28 ARM 60 Month IO          0.14     0.34      0.16      0      99.35      0        0        0
2/28 ARM 120 Month IO            0        0        0        0       100       0        0        0
 3/27 ARM 24 Month IO
 3/27 ARM 36 Month IO

 3/27 ARM 60 Month IO            0        0        0        0       100       0        0        0
3/27 ARM 120 Month IO

 5/25 ARM 60 Month IO          0.54       0        0        0      2.62       0        0      96.84
 5/25 ARM 84 Month IO
       30 Fixed
       15 Fixed

        Other                  66.92      0        0        0        0        0        0      33.08
--------------------------------------------------------------------------------------------------------

       Totals:                  0.4     0.29      0.13      0      83.88      0        0      15.3
--------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       MSAC 2005-WMC5                  Data
Collateral Characteristics   Pool Balance                  $       1,175,760,830.62
                             # of Loans                    #                   6039
                             Avg Prin Balance              $             194,694.62
                             WAC                           %                  7.026
                             WA Net Rate                   %                  6.526
                             WAM                           #                340.174
                             Seasoning                     #                  2.214
                             Second Liens                  %                  9.333
                             WA CLTV                       %                 82.189
                             WA FICO                       #                    641
                             Prepay Penalties              %                 72.113
Arm Characteristics          WAC (Arms only)               %                  6.742
                             WAM (Arms only)               #                357.745
                             WA Margin                     %                  6.346
                             WA Initial Cap                %                  2.979
                             WA Periodic Cap               %                  1.001
                             WA Cap                        %                  6.498
                             WA Months to Roll             #                     25
Loan Type                    Fixed                         %                 17.301
                             Balloons                      %                 22.753
                             2/28 Arms                     %                 72.584
                             3/27 Arms                     %                  3.436
                             Other Hybrid Arms             %                  6.678
Index                        1-Month LIBOR                 %                  0.054
                             6-Month LIBOR                 %                 82.644
                             Other Index                   %                 17.301
Loan Purpose                 Purchase                      %                 41.975
                             Cash-Out Refi                 %                 54.359
                             Rate-Term Refi                %                  3.666
                             Debt Consolidation            %                      0
Occupancy Status             Owner                         %                 95.761
                             Second Home                   %                  1.906
                             Investor                      %                  2.333
Property Type                Single Family                 %                 71.549
                             2-4 Family                    %                  5.971
                             PUD                           %                 13.016
                             MH                            %                      0
                             Condo                         %                  9.464
Doc Type                     Full Doc                      %                 44.689
                             Stated Doc                    %                 39.284
                             Limited Doc                   %                 16.027
                             No Doc                        %                      0
MI Data                      MI Flag                      Y/N   N
                             % of Pool Covered             %    N/A
                             Effective LTV                 %    N/A
FICO Distribution            FICO <460                     %                   0.00
                             FICO 460-479                  %                   0.00
                             FICO 480-499                  %                   0.00
                             FICO 500-519                  %                  2.839
                             FICO 520-539                  %                  2.997
                             FICO 540-559                  %                  3.978
                             FICO 560-579                  %                  5.367
                             FICO 580-599                  %                  7.555
                             FICO 600-619                  %                 13.678
                             FICO 620-639                  %                 13.765
                             FICO 640-659                  %                 13.051
                             FICO 660-679                  %                 11.631
                             FICO 680-699                  %                  9.148
                             FICO 700-719                  %                  5.679
                             FICO 720-739                  %                  4.083
                             FICO 740-759                  %                  3.047
                             FICO >760                     %                  3.184

LTV Distribution             LTV <20                       %                   0.02
                             LTV 20.01-30                  %                   0.06
                             LTV 30.01-40                  %                   0.21
                             LTV 40.01-50                  %                   0.94
                             LTV 50.01-60                  %                   2.46
                             LTV 60.01-70                  %                   6.92
                             LTV 70.01-80                  %                  48.38
                             LTV 80.01-90                  %                  24.93
                             LTV 90.01-100                 %                  16.09
                             LTV >100                      %                   0.00
                                                                       Data                Data
Loan Balance Distribution    $ 0-25,000                  # & %                  121                0.21
                             $ 25,001-50,000             # & %                  560                1.85
                             $ 50,001-75,000             # & %                  700                3.74
                             $ 75,001-100,000            # & %                  565                4.20
                             $ 100,001-150,000           # & %                  883                9.38
                             $ 150,001-200,000           # & %                  776               11.57
                             $ 200,001-250,000           # & %                  675               12.93
                             $ 250,001-300,000           # & %                  495               11.51
                             $ 300,001-350,000           # & %                  401               11.04
                             $ 350,001-400,000           # & %                  303                9.65
                             $ 400,001-450,000           # & %                  215                7.76
                             $ 450,001-500,000           # & %                  141                5.70
                             $ 500,001-550,000           # & %                   78                3.49
                             $ 550,001-600,000           # & %                   41                2.02
                             $ 600,001-650,000           # & %                   36                1.91
                             $ 650,001-700,000           # & %                   18                1.03
                             $ 700,001-750,000           # & %                   15                0.93
                             $ 750,001-800,000           # & %                   10                0.66
                             $ 800,001-850,000           # & %                    6                0.42
                             $ 850,001-900,000           # & %                    0                0.00
                             $ 900,001-950,000           # & %                    0                0.00
                             $ 950,001-1,000,000         # & %                    0                0.00
                             > $ 1,000,001               # & %                    0                0.00

Geographic Distribution      Alabama                       %                   0.01
                             Arizona                       %                   2.82
                             Arkansas                      %                   0.08
                             California                    %                  52.41
                             Colorado                      %                   0.55
                             Connecticut                   %                   1.59
                             Delaware                      %                   0.11
                             District of Columbia          %                   0.61
                             Florida                       %                   5.07
                             Georgia                       %                   0.53
                             Idaho                         %                   0.29
                             Illinois                      %                   2.82
                             Indiana                       %                   0.10
                             Iowa                          %                   0.03
                             Kansas                        %                   0.08
                             Kentucky                      %                   0.02
                             Louisiana                     %                   0.51
                             Maine                         %                   0.22
                             Maryland                      %                   5.45
                             Massachusetts                 %                   0.59
                             Michigan                      %                   0.61
                             Minnesota                     %                   0.12
                             Mississippi                   %                   0.16
                             Missouri                      %                   0.34
                             Montana                       %                   0.11
                             Nevada                        %                   2.56
                             New Hampshire                 %                   0.59
                             New Jersey                    %                   3.36
                             New Mexico                    %                   0.14
                             New York                      %                   5.39
                             North Carolina                %                   0.40
                             Ohio                          %                   0.41
                             Oklahoma                      %                   0.12
                             Oregon                        %                   0.46
                             Pennsylvania                  %                   1.16
                             Rhode Island                  %                   0.62
                             South Carolina                %                   0.17
                             South Dakota                  %                   0.02
                             Tennessee                     %                   0.53
                             Texas                         %                   2.02
                             Utah                          %                   0.17
                             Vermont                       %                   0.01
                             Virginia                      %                   3.99
                             Washington                    %                   2.28
                             West Virginia                 %                   0.05
                             Wisconsin                     %                   0.27
                             Wyoming                       %                   0.06


--------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool
characteristics in Column B.
-  For values in currency format, omit $.
-  For values in percentage format, provide data to 3 decimal places and omit %.
-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag, Y or N.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Balance                                   # of loans     WAC    WA FICO   WA CLTV   Owner Occ %   Cashout Refi%   Full Doc%
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 650,000.00                                    36   6.418        648     81.41         97.32           53.03       47.29
650,000.01 - 700,000.00                                    18   6.285        648     82.40         94.58           78.01       33.25
700,000.01 - 750,000.00                                    15   6.289        652     81.14        100.00           80.14       73.68
750,000.01 - 800,000.00                                    10   6.482        632     80.24        100.00           89.99       49.50
800,000.01 - 850,000.00                                     6   6.203        653     74.53         83.02           83.02       67.23
$850,001-900,000                                            0   0.000          0      0.00          0.00            0.00        0.00
$900,001-950,000                                            0   0.000          0      0.00          0.00            0.00        0.00
950,000.01 - 1,000,000.00                                   0   0.000          0      0.00          0.00            0.00        0.00
>$1,000,000                                                 0   0.000          0      0.00          0.00            0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Please populate appropriate loan characteristics for each loan bucket


--------------------------------------------------

Percentage by range                                            Loans without MI
                                                                     FICOs
                                      <450   451-500   501-550     551-600   601-650   651-700   701-750   >750
                           <20       0.000     0.000     0.000       0.000     0.000     0.000     0.000   0.000
                          21-30      0.000     0.000     0.000       0.000     0.000     0.000     0.000   0.000
                          31-40      0.000     0.000     0.001       0.001     0.000     0.000     0.000   0.000
                          41-50      0.000     0.000     0.002       0.003     0.002     0.001     0.001   0.001
                CLTVs     51-60      0.000     0.000     0.004       0.006     0.007     0.005     0.001   0.001
                          61-70      0.000     0.000     0.015       0.022     0.017     0.009     0.004   0.002
                          71-80      0.000     0.000     0.029       0.052     0.164     0.148     0.064   0.026
                          81-90      0.000     0.000     0.021       0.053     0.093     0.056     0.020   0.005
                         91-100      0.000     0.000     0.002       0.022     0.055     0.051     0.022   0.010
                           >100      0.000     0.000     0.000       0.000     0.000     0.000     0.000   0.000


                                                                 Loans with MI
                                                                     FICOs
                                      <450   451-500   501-550     551-600   601-650   651-700   701-750    >750
                           <20
                          20-30
                          30-40
                          40-50
                 LTVs     50-60
                          60-70
                          70-80
                          80-90
                         90-100
                           >100


Loan Count                                                    Loans without MI
                                                                     FICOs
                                   <450/NA   451-500   501-550     551-600   601-650   651-700   701-750   >750
                           <20           0         0         0           2         1         1         0       0
                          20-30          0         0         0           4         3         0         0       0
                          30-40          0         0         6           6         4         3         0       1
                          40-50          0         0        15          22        18         9         4       2
                CLTVs     50-60          0         1        25          37        36        26         4       7
                          60-70          0         1        89         118        87        44        15       9
                          70-80          0         4       157         260       779       657       272     113
                          80-90          0         2       134         275       401       226        73      27
                          90-100         0         0        10         130       734       725       326     134


                                                                Loans with MI
                                                                    FICOs
                                      <450   451-500   501-550     551-600   601-650   651-700   701-750    >750
                           <20
                          20-30
                          30-40
                          40-50
                 LTVs     50-60
                          60-70
                          70-80
                          80-90
                         90-100
                           >100


--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)


FICO & Documentation

--------------------------------------------------------------------------------------------
FICO Score       Full DOC   Limited Doc   Stated Doc   All Docs   Avg Prin Bal   Current LTV
--------------------------------------------------------------------------------------------
(50 increment)
0 - 499              0.00          0.00         0.00       0.00             --          0.00
500-550              4.73          1.18         1.61       7.52        199,116         75.64
551-600              9.39          3.09         3.37      15.86        218,317         80.00
601-650             15.10          5.57        13.14      33.81        192,669         82.79
651-700              9.59          3.96        13.52      27.07        188,187         83.46
701-750              3.87          1.68         5.69      11.24        190,440         83.89
751-800              1.89          0.54         1.93       4.36        181,596         82.56
801-850              0.12          0.01         0.03       0.16        166,777         78.98
--------------------------------------------------------------------------------------------
Total               44.69         16.03        39.28     100.00        194,695         82.10
--------------------------------------------------------------------------------------------


LTV & FICO

-----------------------------------------------------------------------------------------------------------------------------------
Current LTV      FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Avg Prin Bal   WAC
-----------------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00         0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00              0   0.000
10.01-20            0.00           0.00      0.01      0.01      0.01      0.00      0.00      0.00     0.02         60,291   6.829
20.01-30            0.00           0.00      0.03      0.03      0.00      0.00      0.00      0.00     0.06        100,096   6.880
30.01-40            0.00           0.05      0.06      0.03      0.04      0.00      0.03      0.00     0.21        122,599   6.739
40.01-50            0.00           0.19      0.27      0.23      0.14      0.05      0.05      0.00     0.94        157,556   6.870
50.01-60            0.00           0.44      0.64      0.66      0.51      0.12      0.11      0.01     2.49        212,035   6.647
60.01-70            0.00           1.54      2.20      1.65      0.91      0.38      0.19      0.02     6.89        224,362   6.881
70.01-80            0.00           2.96      5.21     16.44     14.81      6.41      2.51      0.11    48.43        253,550   6.558
80.01-90            0.00           2.12      5.29      9.31      5.59      2.03      0.53      0.00    24.88        257,912   6.867
90.01-100           0.00           0.22      2.16      5.46      5.07      2.24      0.93      0.02    16.09         91,858   8.818
-----------------------------------------------------------------------------------------------------------------------------------
Total               0.00           7.52     15.86     33.81     27.07     11.24      4.36      0.16   100.00        194,695   7.026
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------
Current LTV      Gross Margin
-----------------------------
(10 increment)
..01 - 10.00             0.000
10.01-20                6.750
20.01-30                6.203
30.01-40                5.817
40.01-50                6.413
50.01-60                6.186
60.01-70                6.318
70.01-80                6.185
80.01-90                6.483
90.01-100               7.084
-----------------------------
Total                   6.346
-----------------------------


Prin Balance & FICO

----------------------------------------------------------------------------------------------------------------------------------
Prin Balance            FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
----------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000               0.00           0.03      0.09      0.87      0.68      0.27      0.11      0.01     2.06          97.65
$50,001 - $100,000         0.00           0.41      0.83      2.42      2.58      1.24      0.46      0.01     7.94          92.60
$100,001 - $150,000        0.00           1.10      1.64      3.08      2.40      0.75      0.39      0.03     9.38          83.88
$150,001 - $200,000        0.00           1.47      2.24      3.66      2.87      0.88      0.41      0.04    11.56          78.99
$200,001 - $250,000        0.00           1.33      2.19      4.38      3.17      1.25      0.59      0.02    12.93          78.91
$250,001 - $300,000        0.00           0.75      2.06      3.78      3.10      1.31      0.51      0.00    11.51          79.66
$300,001 - $350,000        0.00           0.89      2.05      3.99      2.44      1.21      0.46      0.00    11.04          80.63
$350,001 - $400,000        0.00           0.45      1.34      3.56      2.84      1.14      0.32      0.00     9.65          81.51
$400,001 - $450,000        0.00           0.29      1.11      2.75      2.42      0.97      0.22      0.00     7.76          82.24
$450,001 - $500,000        0.00           0.28      0.97      1.76      1.51      0.98      0.20      0.00     5.70          81.48
$500,001 - $550,000        0.00           0.13      0.40      1.26      0.85      0.58      0.27      0.00     3.49          82.50
$550,001 - $600,000        0.00           0.10      0.15      0.69      0.64      0.29      0.15      0.00     2.02          83.35
$600,001 - $650,000        0.00           0.16      0.37      0.48      0.53      0.11      0.21      0.05     1.91          81.35
$650,001 - $700,000        0.00           0.00      0.11      0.40      0.51      0.00      0.00      0.00     1.03          82.34
$700,001 - $750,000        0.00           0.00      0.18      0.32      0.30      0.12      0.00      0.00     0.93          81.06
$750,001 - $800,000        0.00           0.13      0.13      0.20      0.07      0.06      0.07      0.00     0.66          80.14
$800,001 - $850,000        0.00           0.00      0.00      0.21      0.14      0.07      0.00      0.00     0.42          74.42
$850,001 - $900,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
$900,001 - $950,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
$950,001 - $1,000,000      0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
<= $1,000,000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
total                      0.00           7.52     15.86     33.81     27.07     11.24      4.36      0.16   100.00          82.10
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
Prin Balance            WAC     Gross Margin
--------------------------------------------
(50,000 increments)
$1 - $50,000            9.827          7.499
$50,001 - $100,000      8.996          6.906
$100,001 - $150,000     7.651          6.570
$150,001 - $200,000     7.039          6.379
$200,001 - $250,000     6.745          6.325
$250,001 - $300,000     6.657          6.326
$300,001 - $350,000     6.698          6.353
$350,001 - $400,000     6.675          6.306
$400,001 - $450,000     6.588          6.315
$450,001 - $500,000     6.638          6.313
$500,001 - $550,000     6.316          6.059
$550,001 - $600,000     6.478          6.335
$600,001 - $650,000     6.418          6.059
$650,001 - $700,000     6.285          6.208
$700,001 - $750,000     6.289          5.991
$750,001 - $800,000     6.482          6.247
$800,001 - $850,000     6.203          6.023
$850,001 - $900,000     0.000          0.000
$900,001 - $950,000     0.000          0.000
$950,001 - $1,000,000   0.000          0.000
<= $1,000,000           0.000          0.000
--------------------------------------------
total                   7.026          6.346
--------------------------------------------


Prepayment Penalty & FICO

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                            0.00           2.21      4.66      9.38      7.10      3.01      1.44      0.09    27.89         83.27
12                           0.00           0.21      0.65      1.30      1.56      0.44      0.33      0.00     4.51         79.45
24                           0.00           4.68      9.14     19.99     15.16      5.98      2.27      0.05    57.28         82.28
36                           0.00           0.42      1.40      3.13      3.25      1.80      0.31      0.01    10.33         79.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       0.00           7.52     15.86     33.81     27.07     11.24      4.36      0.16   100.00         82.10
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------
Prepayment Penalty Term   WAC     Gross Margin   Avg Prin Bal
-------------------------------------------------------------
(whatever increments)
0                         7.303          6.331      181051.00
12                        6.872          6.432      239756.00
24                        6.970          6.359      195996.00
36                        6.660          6.241      212696.00
-------------------------------------------------------------
Total:                    7.026          6.346      194695.00
-------------------------------------------------------------


Mortg Rates & FICO

------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000           0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.05     0.05         80.00
4.501 - 5.000           0.00           0.00      0.00      0.00      0.21      0.11      0.07      0.00     0.39         74.48
5.001 - 5.500           0.00           0.00      0.03      1.02      1.65      0.98      0.51      0.02     4.21         78.15
5.501 - 6.000           0.00           0.07      0.99      6.04      5.69      2.93      0.92      0.04    16.68         78.72
6.001 - 6.500           0.00           0.21      2.69      8.07      6.42      2.44      0.78      0.02    20.63         79.80
6.501 - 7.000           0.00           0.72      3.89      8.71      5.72      2.07      0.76      0.00    21.85         80.45
7.001 - 7.500           0.00           1.33      3.10      3.23      2.14      0.51      0.41      0.00    10.72         81.31
7.501 - 8.000           0.00           1.93      2.93      2.67      1.15      0.41      0.23      0.01     9.32         82.42
8.001 - 8.500           0.00           1.32      1.10      0.72      0.49      0.59      0.23      0.00     4.46         86.49
8.501 - 9.000           0.00           1.21      0.81      0.42      0.73      0.30      0.07      0.00     3.53         87.92
9.001 - 9.500           0.00           0.41      0.20      0.30      0.82      0.42      0.19      0.01     2.35         94.20
9.501 - 10.000          0.00           0.28      0.07      0.93      0.94      0.29      0.14      0.00     2.65         97.64
10.001 - 10.500         0.00           0.03      0.04      0.70      0.46      0.15      0.04      0.00     1.41         99.31
10.501 - 11.000         0.00           0.01      0.02      0.75      0.50      0.04      0.01      0.00     1.33         99.84
11.001 - 11.500         0.00           0.00      0.00      0.15      0.12      0.00      0.00      0.00     0.27         99.99
11.501 - 12.000         0.00           0.00      0.00      0.08      0.02      0.00      0.00      0.00     0.10         99.98
12.001 - 12.500         0.00           0.00      0.00      0.02      0.01      0.00      0.00      0.00     0.03         99.98
12.501 - 13.000         0.00           0.00      0.00      0.01      0.00      0.00      0.00      0.00     0.01         99.99
13.501 - 14.000         0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00          0.00
14.001 - 14.500         0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00          0.00
14.501 - 15.000         0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00          0.00
15.001 >=               0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00          0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                  0.00           7.52     15.86     33.81     27.07     11.24      4.36      0.16   100.00         82.10
------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
Mortg Rates          WAC      Gross Margin   Avg Prin Bal
---------------------------------------------------------
(50 bps increment)
2.501 - 3.000         2.990          2.375      636000.00
4.501 - 5.000         4.935          5.576      357141.00
5.001 - 5.500         5.362          5.525      317090.00
5.501 - 6.000         5.859          5.801      294097.00
6.001 - 6.500         6.327          6.112      265097.00
6.501 - 7.000         6.804          6.384      249717.00
7.001 - 7.500         7.297          6.709      232491.00
7.501 - 8.000         7.796          6.966      198438.00
8.001 - 8.500         8.285          7.318      132027.00
8.501 - 9.000         8.809          7.429      114297.00
9.001 - 9.500         9.383          7.625       85796.00
9.501 - 10.000        9.885          7.758       64622.00
10.001 - 10.500      10.386          8.035       65982.00
10.501 - 11.000      10.852          8.313       61625.00
11.001 - 11.500      11.354          0.000       51114.00
11.501 - 12.000      11.925          0.000       55641.00
12.001 - 12.500      12.391          0.000       39639.00
12.501 - 13.000      12.745          0.000       70766.00
13.501 - 14.000       0.000          0.000           0.00
14.001 - 14.500       0.000          0.000           0.00
14.501 - 15.000       0.000          0.000           0.00
15.001 >=             0.000          0.000           0.00
---------------------------------------------------------
Total:                7.026          6.346      194695.00
---------------------------------------------------------


Mortg Rates & LTV

-------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000          0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.05       0.00        0.00
4.501 - 5.000          0.00       0.00       0.00       0.00       0.00       0.05       0.09       0.17       0.08        0.00
5.001 - 5.500          0.00       0.00       0.00       0.00       0.05       0.13       0.17       3.44       0.39        0.03
5.501 - 6.000          0.00       0.00       0.01       0.06       0.20       0.51       1.22      10.69       3.82        0.19
6.001 - 6.500          0.00       0.01       0.01       0.06       0.20       0.65       1.32      11.80       5.88        0.71
6.501 - 7.000          0.00       0.01       0.02       0.06       0.21       0.46       1.44      11.97       6.37        1.33
7.001 - 7.500          0.00       0.01       0.02       0.00       0.03       0.35       1.10       4.51       3.44        1.25
7.501 - 8.000          0.00       0.00       0.01       0.01       0.11       0.23       0.84       3.66       2.48        1.99
8.001 - 8.500          0.00       0.00       0.00       0.00       0.04       0.06       0.32       1.12       1.32        1.59
8.501 - 9.000          0.00       0.00       0.00       0.02       0.03       0.01       0.30       0.72       0.76        1.69
9.001 - 9.500          0.00       0.00       0.00       0.00       0.06       0.03       0.02       0.21       0.18        1.84
9.501 - 10.000         0.00       0.00       0.00       0.00       0.00       0.02       0.03       0.09       0.14        2.37
10.001 - 10.500        0.00       0.00       0.00       0.00       0.00       0.00       0.02       0.00       0.01        1.37
10.501 - 11.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.01        1.31
11.001 - 11.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.27
11.501 - 12.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.10
12.001 - 12.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.03
12.501 - 13.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.01
0                      0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
13.501 - 14.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
14.001 - 14.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
14.501 - 15.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
15.001 >=              0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                 0.00       0.02       0.06       0.21       0.94       2.49       6.89      48.43      24.88       16.09
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------
Mortg Rates          total    avg FICO   Gross Margin   Avg Prin Bal
--------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000          0.05        810          2.375      636000.00
4.501 - 5.000          0.39        711          5.576      357141.00
5.001 - 5.500          4.21        687          5.525      317090.00
5.501 - 6.000         16.68        665          5.801      294097.00
6.001 - 6.500         20.63        651          6.112      265097.00
6.501 - 7.000         21.85        640          6.384      249717.00
7.001 - 7.500         10.72        618          6.709      232491.00
7.501 - 8.000          9.32        601          6.966      198438.00
8.001 - 8.500          4.46        608          7.318      132027.00
8.501 - 9.000          3.53        600          7.429      114297.00
9.001 - 9.500          2.35        649          7.625       85796.00
9.501 - 10.000         2.65        650          7.758       64622.00
10.001 - 10.500        1.41        653          8.035       65982.00
10.501 - 11.000        1.33        641          8.313       61625.00
11.001 - 11.500        0.27        644          0.000       51114.00
11.501 - 12.000        0.10        631          0.000       55641.00
12.001 - 12.500        0.03        628          0.000       39639.00
12.501 - 13.000        0.01        622          0.000       70766.00
0                      0.00          0          0.000           0.00
13.501 - 14.000        0.00          0          0.000           0.00
14.001 - 14.500        0.00          0          0.000           0.00
14.501 - 15.000        0.00          0          0.000           0.00
15.001 >=              0.00          0          6.092      191570.00
--------------------------------------------------------------------
Total:               100.00        641          6.346      194695.00
--------------------------------------------------------------------

Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation

--------------------------------------------------------------------------------------------
FICO Score       Full DOC   Limited Doc   Stated Doc   All Docs   Avg Prin Bal   Current LTV
--------------------------------------------------------------------------------------------
(50 increment)
0 - 499              0.00          0.00         0.00       0.00             --          0.00
500-550              4.71          0.45         0.39       5.55        225,776         75.95
551-600              8.32          2.46         1.85      12.62        288,134         80.48
601-650             15.10          5.68        12.15      32.93        266,762         82.64
651-700              9.73          4.60        15.04      29.37        251,846         83.15
701-750              4.93          2.35         6.75      14.02        258,884         83.35
751-800              2.42          0.69         2.27       5.37        255,661         82.26
801-850              0.12          0.00         0.02       0.13        302,187         77.65
--------------------------------------------------------------------------------------------
Total               45.32         16.22        38.46     100.00        260,371         82.22
--------------------------------------------------------------------------------------------


LTV & FICO

----------------------------------------------------------------------------------------------------------------------------------
Current LTV             FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Avg Prin Bal
----------------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00              0
10.01-20                   0.00           0.00      0.01      0.00      0.01      0.00      0.00      0.00     0.02         63,353
20.01-30                   0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00              0
30.01-40                   0.00           0.07      0.03      0.02      0.04      0.00      0.00      0.00     0.16         99,194
40.01-50                   0.00           0.11      0.05      0.04      0.11      0.05      0.00      0.00     0.37        165,185
50.01-60                   0.00           0.12      0.37      0.47      0.46      0.12      0.08      0.02     1.64        226,792
60.01-70                   0.00           1.04      1.56      1.32      0.84      0.47      0.28      0.00     5.50        249,228
70.01-80                   0.00           3.08      5.36     18.88     17.47      8.38      3.57      0.09    56.83        294,036
80.01-90                   0.00           0.92      3.68      7.86      5.65      2.75      0.58      0.00    21.44        402,360
90.01-100                  0.00           0.21      1.56      4.34      4.78      2.26      0.87      0.02    14.04        134,933
----------------------------------------------------------------------------------------------------------------------------------
Total                      0.00           5.55     12.62     32.93     29.37     14.02      5.37      0.13   100.00        260,371
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
Current LTV             WAC     Gross Margin
--------------------------------------------
(10 increment)
..01 - 10.00             0.000          0.000
10.01-20                6.582          0.000
20.01-30                0.000          0.000
30.01-40                7.019          6.094
40.01-50                6.731          6.329
50.01-60                6.360          5.884
60.01-70                6.730          6.193
70.01-80                6.497          6.164
80.01-90                6.683          6.393
90.01-100               8.820          7.032
--------------------------------------------
Total                   6.875          6.266
--------------------------------------------


Prin Balance & FICO

----------------------------------------------------------------------------------------------------------------------------------
Prin Balance            FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
----------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000               0.00           0.03      0.02      0.04      0.03      0.00      0.00      0.00     0.12          61.60
$50,001 - $100,000         0.00           0.31      0.36      1.98      2.24      1.13      0.34      0.00     6.36          93.93
$100,001 - $150,000        0.00           0.57      0.64      1.95      1.88      0.70      0.29      0.02     6.06          88.84
$150,001 - $200,000        0.00           0.89      1.11      2.15      2.20      0.47      0.41      0.02     7.25          78.63
$200,001 - $250,000        0.00           0.54      0.87      2.32      2.31      1.29      0.54      0.00     7.87          79.03
$250,001 - $300,000        0.00           0.41      1.15      2.71      3.05      1.55      0.73      0.00     9.59          78.96
$300,001 - $350,000        0.00           0.29      0.86      2.79      1.88      1.58      0.56      0.00     7.96          80.84
$350,001 - $400,000        0.00           0.62      2.02      5.33      4.29      1.88      0.56      0.00    14.70          81.49
$400,001 - $450,000        0.00           0.50      1.62      4.47      3.96      1.63      0.39      0.00    12.56          82.52
$450,001 - $500,000        0.00           0.49      1.69      3.00      2.48      1.63      0.35      0.00     9.64          81.63
$500,001 - $550,000        0.00           0.23      0.62      2.19      1.41      1.02      0.47      0.00     5.93          82.77
$550,001 - $600,000        0.00           0.18      0.26      1.21      0.94      0.51      0.25      0.00     3.34          83.28
$600,001 - $650,000        0.00           0.28      0.65      0.84      0.92      0.19      0.37      0.09     3.33          81.35
$650,001 - $700,000        0.00           0.00      0.20      0.70      0.89      0.00      0.00      0.00     1.79          82.34
$700,001 - $750,000        0.00           0.00      0.32      0.55      0.53      0.22      0.00      0.00     1.62          81.06
$750,001 - $800,000        0.00           0.23      0.23      0.35      0.12      0.11      0.12      0.00     1.15          80.14
$800,001 - $850,000        0.00           0.00      0.00      0.37      0.25      0.12      0.00      0.00     0.73          74.42
$850,001 - $900,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
$900,001 - $950,000        0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
$950,001 - $1,000,000      0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
<= $1,000,000              0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
total                      0.00           5.55     12.62     32.93     29.37     14.02      5.37      0.13   100.00          82.22
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
Prin Balance            WAC     Gross Margin
--------------------------------------------
(50,000 increments)
$1 - $50,000            7.948          7.250
$50,001 - $100,000      9.235          6.771
$100,001 - $150,000     8.526          6.526
$150,001 - $200,000     7.122          6.398
$200,001 - $250,000     6.593          6.191
$250,001 - $300,000     6.568          6.299
$300,001 - $350,000     6.511          6.209
$350,001 - $400,000     6.651          6.290
$400,001 - $450,000     6.560          6.281
$450,001 - $500,000     6.631          6.329
$500,001 - $550,000     6.299          6.038
$550,001 - $600,000     6.470          6.340
$600,001 - $650,000     6.418          6.059
$650,001 - $700,000     6.285          6.208
$700,001 - $750,000     6.289          5.991
$750,001 - $800,000     6.482          6.247
$800,001 - $850,000     6.203          6.023
$850,001 - $900,000     0.000          0.000
$900,001 - $950,000     0.000          0.000
$950,001 - $1,000,000   0.000          0.000
<= $1,000,000           0.000          0.000
--------------------------------------------
total                   6.875          6.266
--------------------------------------------


Prepayment Penalty & FICO

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                            0.00           2.09      4.18      8.53      7.18      3.58      1.81      0.09    27.46         82.26
12                           0.00           0.16      0.68      1.46      1.98      0.49      0.54      0.00     5.32         79.32
24                           0.00           2.92      6.50     19.77     16.89      7.30      2.67      0.02    56.07         83.06
36                           0.00           0.38      1.26      3.17      3.31      2.65      0.35      0.02    11.15         79.29



-----------------------------------------------------------------------------------------------------------------------------------
total                        0.00           5.55     12.62     32.93     29.37     14.02      5.37      0.13   100.00         82.22
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------
Prepayment Penalty Term   WAC      Gross Margin   Avg Prin Bal
--------------------------------------------------------------
(whatever increments)
0                          7.173          6.330      255595.00
12                         6.728          6.364      299301.00
24                         6.826          6.243      257379.00
36                         6.462          6.180      271921.00



--------------------------------------------------------------
total                      6.875          6.266      260371.00
--------------------------------------------------------------


Mortg Rates & FICO

-----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates               FICO NA   FICO 500-550   551-600   601-650   651-700   701-750   751-800   801-850   total    Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000                0.00           0.00      0.00      0.00      0.00      0.00      0.00      0.09     0.09         80.00
4.501 - 5.000                0.00           0.00      0.00      0.00      0.34      0.20      0.12      0.00     0.66         74.30
5.001 - 5.500                0.00           0.00      0.03      1.26      2.05      1.53      0.65      0.00     5.52         79.05
5.501 - 6.000                0.00           0.09      0.77      6.76      6.52      4.02      1.19      0.02    19.37         79.33
6.001 - 6.500                0.00           0.21      2.68      8.06      6.56      3.03      1.13      0.00    21.68         80.29
6.501 - 7.000                0.00           0.60      3.52      8.29      6.54      2.60      0.95      0.00    22.50         80.99
7.001 - 7.500                0.00           1.08      2.28      2.89      2.38      0.51      0.43      0.00     9.58         81.36
7.501 - 8.000                0.00           1.46      2.27      2.17      0.86      0.39      0.24      0.00     7.39         83.04
8.001 - 8.500                0.00           0.95      0.51      0.66      0.59      0.52      0.24      0.00     3.47         86.92
8.501 - 9.000                0.00           0.91      0.48      0.27      0.62      0.34      0.09      0.00     2.71         89.03
9.001 - 9.500                0.00           0.19      0.06      0.37      0.94      0.48      0.15      0.02     2.21         96.66
9.501 - 10.000               0.00           0.05      0.00      0.79      0.90      0.21      0.11      0.00     2.05         99.47
10.001 - 10.500              0.00           0.01      0.01      0.63      0.48      0.14      0.06      0.00     1.33         99.62
10.501 - 11.000              0.00           0.00      0.01      0.65      0.49      0.04      0.01      0.00     1.20         99.98
11.001 - 11.500              0.00           0.00      0.00      0.07      0.08      0.00      0.00      0.00     0.15         99.99
11.501 - 12.000              0.00           0.00      0.00      0.06      0.00      0.00      0.00      0.00     0.06         99.96
12.001 - 12.500              0.00           0.00      0.00      0.00      0.01      0.00      0.00      0.00     0.01         99.99
12.501 - 13.000              0.00           0.00      0.00      0.01      0.00      0.00      0.00      0.00     0.01         99.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       0.00           5.55     12.62     32.93     29.37     14.02      5.37      0.13   100.00         82.22
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------
Mortg Rates               WAC      Gross Margin   Avg Prin Bal
--------------------------------------------------------------
(50 bps increment)
2.501 - 3.000              2.990          2.375      636000.00
4.501 - 5.000              4.936          5.602      373569.00
5.001 - 5.500              5.358          5.533      384340.00
5.501 - 6.000              5.857          5.813      356636.00
6.001 - 6.500              6.329          6.128      317754.00
6.501 - 7.000              6.793          6.350      307135.00
7.001 - 7.500              7.296          6.724      295591.00
7.501 - 8.000              7.804          7.005      248307.00
8.001 - 8.500              8.293          7.318      171144.00
8.501 - 9.000              8.819          7.352      142833.00
9.001 - 9.500              9.402          7.899      105142.00
9.501 - 10.000             9.909          8.250       98451.00
10.001 - 10.500           10.405          8.418       98032.00
10.501 - 11.000           10.843          0.000       94639.00
11.001 - 11.500           11.332          0.000       98752.00
11.501 - 12.000           11.927          0.000       93956.00
12.001 - 12.500           12.250          0.000       77758.00
12.501 - 13.000           12.740          0.000       76563.00
--------------------------------------------------------------
Total:                     6.875          6.266      260371.00
--------------------------------------------------------------


Mortg Rates & LTV

-------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          .01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000          0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.09       0.00        0.00
4.501 - 5.000          0.00       0.00       0.00       0.00       0.00       0.08       0.16       0.28       0.14        0.00
5.001 - 5.500          0.00       0.00       0.00       0.00       0.03       0.13       0.07       4.73       0.50        0.05
5.501 - 6.000          0.00       0.00       0.00       0.00       0.13       0.46       1.23      13.22       4.08        0.25
6.001 - 6.500          0.00       0.01       0.00       0.04       0.08       0.54       1.15      13.53       5.38        0.94
6.501 - 7.000          0.00       0.01       0.00       0.09       0.01       0.14       1.01      14.41       5.97        0.86
7.001 - 7.500          0.00       0.00       0.00       0.01       0.00       0.14       0.99       4.85       2.64        0.95
7.501 - 8.000          0.00       0.00       0.00       0.01       0.08       0.09       0.43       3.63       1.54        1.61
8.001 - 8.500          0.00       0.00       0.00       0.01       0.00       0.05       0.22       1.13       0.75        1.31
8.501 - 9.000          0.00       0.00       0.00       0.01       0.01       0.00       0.20       0.71       0.42        1.36
9.001 - 9.500          0.00       0.00       0.00       0.00       0.03       0.02       0.00       0.20       0.01        1.95
9.501 - 10.000         0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.05       0.00        2.01
10.001 - 10.500        0.00       0.00       0.00       0.00       0.00       0.00       0.01       0.00       0.00        1.32
10.501 - 11.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        1.20
11.001 - 11.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.15
11.501 - 12.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.06
12.001 - 12.500        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.01
12.501 - 13.000        0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00        0.01
-------------------------------------------------------------------------------------------------------------------------------
Total:                 0.00       0.02       0.00       0.16       0.37       1.64       5.50      56.83      21.44       14.04
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------
Mortg Rates          total    avg FICO   Gross Margin   Avg Prin Bal
--------------------------------------------------------------------
(50 bps increment)
2.501 - 3.000          0.09        810          2.375         636000
4.501 - 5.000          0.66        712          5.602         373569
5.001 - 5.500          5.52        690          5.533         384340
5.501 - 6.000         19.37        669          5.813         356636
6.001 - 6.500         21.68        656          6.128         317754
6.501 - 7.000         22.50        647          6.350         307135
7.001 - 7.500          9.58        626          6.724         295591
7.501 - 8.000          7.39        603          7.005         248307
8.001 - 8.500          3.47        622          7.318         171144
8.501 - 9.000          2.71        611          7.352         142833
9.001 - 9.500          2.21        668          7.899         105142
9.501 - 10.000         2.05        664          8.250          98451
10.001 - 10.500        1.33        657          8.418          98032
10.501 - 11.000        1.20        645          0.000          94639
11.001 - 11.500        0.15        651          0.000          98752
11.501 - 12.000        0.06        613          0.000          93956
12.001 - 12.500        0.01        672          0.000          77758
12.501 - 13.000        0.01        627          0.000          76563
--------------------------------------------------------------------
Total:               100.00        650          6.266         260371
--------------------------------------------------------------------

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


     BNB Collateral Information                     Originators  % Name
---------------------------------------------   --------------------------------
Deal Name:                     MSAC 2005-WMC6           1.00           WMC 100%
Bloomberg Ticker:                                       2.00
Asset Class:                                            3.00
Issuer:
Trustee:                                            Master Servicer
Lead Manager(s)                                         1.00
                                                        2.00
Issue Date:

------------------------------------------------------------------------------------------------------------------------------------
                                                                Principal                  WA Loan
                                                                                                                           WA Ave
                                     FICO :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                         NA                                       0.00         0.00
                                  below 500                                       0.00         0.00
                                 500 to 520            171     33,377,309         2.84    195188.94             8.10          511
                                 520 to 540            180     35,234,191         3.00    195745.51             8.01          529
                                 540 to 560            219     46,770,641         3.98    213564.57             7.65          551
                                 560 to 580            302     63,097,347         5.37    208931.61             7.47          570
                                 580 to 600            388     88,823,487         7.55    228926.51             6.93          590
                                 600 to 620            844    160,816,095        13.68    190540.40             7.06          610
                                 620 to 640            814    161,847,651        13.77    198830.04             6.91          629
                                 640 to 660            824    153,447,399        13.05    186222.57             6.93          649
                                 660 to 680            706    136,752,822        11.63    193700.88             6.90          669
                                 680 to 700            589    107,563,200         9.15    182620.03             6.85          689
                                 700 to 750            700    132,604,286        11.28    189434.69             6.75          721
                                   750 plus            302     55,426,403         4.71    183531.14             6.69          769
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------
                                 FICO Mean:            641                     Median:       642.00         Std Dev:           61
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Weighted Average Collateral Characteristics
                                        WA                    Non -          Non         Refi            MI       NINA/
                                      %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
------------------------------------------------------------------------------------------------------------------------------------


                                     75.85       41.99       100.00         9.85        84.35          0.00        0.00         0.00
                                     74.65       41.83       100.00         9.26        85.53          0.00        0.00         0.66
                                     79.28       42.19       100.00        12.67        80.91          0.00        0.00         1.27
                                     80.88       39.94       100.00        15.12        71.02          0.00        0.00         1.08
                                     79.21       40.59       100.00        15.71        72.80          0.00        0.00        28.45
                                     82.45       41.20       100.00        11.88        60.19          0.00        0.00        20.59
                                     82.96       40.80       100.00        16.22        59.89          0.00        0.00        27.19
                                     83.26       40.29       100.00        17.53        54.30          0.00        0.00        27.56
                                     83.80       40.82       100.00        16.68        44.72          0.00        0.00        38.77
                                     83.66       39.99       100.00        18.30        38.59          0.00        0.00        40.99
                                     83.99       40.59       100.00        17.06        30.88          0.00        0.00        38.28
                                     82.42       38.85       100.00        14.67        23.21          0.00        0.00        32.00
------------------------------------------------------------------------------------------------------------------------------------
                                     82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                      LTV :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   Below 50             88     12,044,580         1.02    136870.23             6.93          610
                                   50 to 55             62     12,644,813         1.08    203948.60             6.65          621
                                   55 to 60             79     17,220,804         1.46    217984.86             6.61          620
                                   60 to 65            121     26,589,125         2.26    219744.83             6.85          603
                                   65 to 70            167     38,899,450         3.31    232930.84             6.80          606
                                   70 to 75            272     64,905,714         5.52    238623.95             6.76          614
                                   75 yo 80            390    102,261,476         8.70    262208.91             6.78          617
                                   80 yo 85          1,857    471,232,132        40.08    253759.90             6.52          657
                                   85 yo 90            458    112,847,807         9.60    246392.59             6.84          625
                                   90 to 95            546    143,094,584        12.17    262077.99             7.02          629
                                  95 to 100            278     59,729,734         5.08    214855.16             7.50          626
                                   100 plus          1,721    114,290,612         9.72     66409.42             9.67          675
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------
                                  LTV Mean:             82                      Median        84.89          Std Dev           13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Weighted Average Collateral Characteristics
                                        WA                    Non -          Non         Refi            MI       NINA/
                                      %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
------------------------------------------------------------------------------------------------------------------------------------
                                     41.06       38.28       100.00        17.66        95.08          0.00        0.00        13.21
                                     52.24       41.52       100.00         8.81        79.38          0.00        0.00        10.58
                                     57.34       39.76       100.00        16.61        89.63          0.00        0.00         9.48
                                     62.74       39.31       100.00        19.46        84.57          0.00        0.00        11.41
                                     67.61       40.50       100.00        13.69        89.47          0.00        0.00        18.83
                                     72.24       40.27       100.00        16.50        82.41          0.00        0.00        17.45
                                     76.95       40.18       100.00        14.62        80.75          0.00        0.00        19.21
                                     80.34       40.51       100.00        16.83        35.94          0.00        0.00        39.96
                                     86.31       40.82       100.00        13.80        79.59          0.00        0.00        29.80
                                     90.35       41.00       100.00        13.06        66.34          0.00        0.00        30.72
                                     95.08       42.77       100.00        14.59        60.31          0.00        0.00         0.00
                                    100.00       40.91       100.00        14.83        16.38          0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
                                     82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                     DTI :         # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   below 20            175     35,076,290         2.98    200435.94             6.94          641
                                   20 t0 25            197     36,641,187         3.12    185995.87             6.76          643
                                   25 to 30            338     57,493,041         4.89    170097.75             6.91          646
                                   30 to 35            677    123,235,322        10.48    182031.49             6.98          647
                                   35 to 40          1,047    201,669,175        17.15    192616.21             6.94          643
                                   40 to 45          1,658    326,024,667        27.73    196637.31             7.05          644
                                   45 to 50          1,536    305,783,800        26.01    199077.99             7.19          634
                                   50 to 55            373     80,892,121         6.88    216868.96             6.93          631
                                   55 to 60             38      8,945,228         0.76    235400.74             6.60          632
                                    60 plus              0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------
                                  DTI Mean:             41                      Median        81.88          Std Dev            9
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                               Weighted Average Collateral Characteristics
                                       WA                    Non -          Non         Refi            MI       NINA/
                                     %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-----------------------------------------------------------------------------------------------------------------------------------
                                    81.21       15.27       100.00        10.98        55.59          0.00        0.00        32.53
                                    81.28       22.88       100.00        12.47        73.23          0.00        0.00        35.23
                                    80.30       27.63       100.00        16.65        57.05          0.00        0.00        30.99
                                    81.45       32.63       100.00        13.96        58.99          0.00        0.00        30.45
                                    82.17       37.69       100.00        16.61        55.77          0.00        0.00        31.42
                                    82.44       42.65       100.00        14.78        50.47          0.00        0.00        32.97
                                    82.55       47.64       100.00        16.18        51.24          0.00        0.00        16.93
                                    83.11       52.43       100.00        16.38        59.82          0.00        0.00        11.32
                                    82.95       56.72       100.00        20.98        58.45          0.00        0.00         3.89
                                     0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                    82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                    Purpose        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   Purchase          3,062    493,528,000        41.98    161178.31             7.21          666
                        Refinance  (no Cash)             0              0         0.00         0.00             0.00            0
                       Refinance (Rate Term)           198     43,099,900         3.67    217676.26             7.04          624
             Cash Out Refinance Below 70% LTV          455     94,213,142         8.01    207061.85             6.78          607
      Cash Out Refinance with LTV 70.1% - 75%          225     53,486,163         4.55    237716.28             6.78          608
      Cash Out Refinance with LTV 75.1% - 80%          315     82,577,803         7.02    262151.76             6.75          615
      Cash Out Refinance with LTV 80.1% - 85%          645    169,363,267        14.40    262578.71             6.59          634
      Cash Out Refinance with LTV 85.1% - 90%          365     89,818,184         7.64    246077.22             6.87          619
            Cash Out Refinance with LTV > 90%          774    149,674,371        12.73    193377.74             7.40          629
                                                         0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,830       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                      Weighted Average Collateral Characteristics
              WA                    Non -          Non         Refi            MI       NINA/
            %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
----------------------------------------------------------------------------------------------------------
           85.03       40.99       100.00        17.67         0.00          0.00        0.00        29.67
            0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
           80.33       42.49       100.00        13.12       100.00          0.00        0.00        17.52
           59.92       39.88       100.00        14.30       100.00          0.00        0.00        13.15
           72.44       40.44       100.00        16.11       100.00          0.00        0.00        20.28
           76.88       39.68       100.00        15.58       100.00          0.00        0.00        19.09
           80.90       39.82       100.00        15.13       100.00          0.00        0.00        35.55
           86.42       40.78       100.00        12.57       100.00          0.00        0.00        27.75
           92.71       41.02       100.00        11.20       100.00          0.00        0.00        22.52
            0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
----------------------------------------------------------------------------------------------------------
           82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
----------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                          Occupancy Status         # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                             Owner Occupied          5,738  1,125,924,668        95.76    196222.49             7.02          639
                                 Investment            152     27,431,774         2.33    180472.20             7.24          659
                     2nd / Vacation / other            149     22,404,389         1.91    150365.03             7.13          696
                                                         0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                     Weighted Average Collateral Characteristics
                             WA                    Non -          Non         Refi            MI       NINA/
                           %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-------------------------------------------------------------------------------------------------------------------------
                          82.34       40.72       100.00        14.88        54.75          0.00        0.00        27.13
                          75.01       38.71       100.00        37.09        64.43          0.00        0.00         1.30
                          83.29       40.29       100.00        16.89        22.61          0.00        0.00        26.58
                           0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
-------------------------------------------------------------------------------------------------------------------------
                          82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
-------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                        Documentation Type         # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                         Full Documentation          2,853    525,435,558        44.69    184169.49             6.94          629
                      Limited Documentation            870    188,437,411        16.03    216594.73             6.88          636
          Stated Documentation with LTV < 70%          244     51,503,902         4.38    211081.57             6.95          606
    Stated Documentation with LTV 70.1% - 80%        1,011    267,058,712        22.71    264153.03             6.78          658
    Stated Documentation with LTV 80.1% - 85%          116     35,507,995         3.02    306103.41             6.62          665
    Stated Documentation with LTV 85.1% - 90%          151     45,091,669         3.84    298620.32             6.85          656
                                   No Ratio            794     62,725,584         5.33     78999.48             9.64          680
                                       NINA              0              0         0.00         0.00             0.00            0
                                     No Doc              0              0         0.00         0.00             0.00            0
                                      Other              0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                    Weighted Average Collateral Characteristics
            WA                    Non -          Non         Refi            MI       NINA/
          %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
--------------------------------------------------------------------------------------------------------
         83.01       41.29       100.00        13.62        60.16          0.00        0.00        31.94
         83.95       37.71       100.00        15.37        53.93          0.00        0.00        36.72
         59.31       40.41       100.00        18.60        88.00          0.00        0.00         6.77
         78.30       41.20       100.00        17.68        39.11          0.00        0.00        19.67
         84.07       42.08       100.00        23.75        77.98          0.00        0.00        24.18
         89.55       40.68       100.00        12.92        67.17          0.00        0.00        22.59
         99.05       41.30       100.00        15.75        21.80          0.00        0.00         0.00
          0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
          0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
          0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
--------------------------------------------------------------------------------------------------------
         82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                             Property Type         # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                              Single Family          4,285    841,247,380        71.55    196323.78             7.01          638
                Planned Unit Development (PUD)         818    153,034,422        13.02    187083.65             7.11          647
                                   2-4 Unit            263     70,203,651         5.97    266934.03             7.02          637
                                  Townhouse              0              0         0.00         0.00             0.00            0
                                      Condo            673    111,275,377         9.46    165342.31             7.01          653
                                         MH              0              0         0.00         0.00             0.00            0
                                      Other              0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,830       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                Weighted Average Collateral Characteristics
                        WA                    Non -          Non         Refi            MI       NINA/
                      %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
--------------------------------------------------------------------------------------------------------------------
                     82.02       40.66       100.00       100.00        57.31          0.00        0.00        25.73
                     83.64       40.12       100.00       100.00        38.14          0.00        0.00        31.55
                     78.57       42.17       100.00         0.00        65.81          0.00        0.00         8.92
                      0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                     83.78       40.45       100.00         0.00        44.70          0.00        0.00        36.64
                      0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                      0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
--------------------------------------------------------------------------------------------------------------------
                     82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
--------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan

                                      UPB :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                              below $50,000            681     24,225,004         2.06     35572.69             9.83          659
                         $50,001 to $75,000            700     43,945,383         3.74     62779.12             9.23          660
                        $75,001 to $100,000            565     49,423,059         4.20     87474.44             8.79          649
                       $100,001 to $125,000            446     50,157,867         4.27    112461.59             7.98          638
                       $125,001 to $150,000            437     60,139,835         5.11    137619.76             7.38          626
                       $150,001 to $200,000            776    135,975,019        11.56    175225.54             7.04          627
                       $200,001 to $250,000            675    152,009,261        12.93    225198.91             6.75          635
                       $250,001 to $300,000            495    135,284,775        11.51    273302.58             6.66          640
                       $300,001 to $350,000            401    129,821,283        11.04    323743.85             6.70          635
                       $350,001 to $400,000            303    113,448,489         9.65    374417.46             6.68          646
                       $400,001 to $450,000            215     91,248,093         7.76    424409.73             6.59          646
                       $450,000 to $500,000            141     67,014,156         5.70    475277.70             6.64          646
                       $500,001 to $600,000            119     64,833,800         5.51    544821.85             6.38          656
                       $600,001 to $700,000             54     34,567,439         2.94    640137.76             6.37          648
                              $700 001 plus             31     23,667,368         2.01    763463.48             6.34          645
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------
                                                       Min         14,922          Max      844,808
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                       Weighted Average Collateral Characteristics
                                                     Non -          Non         Refi            MI       NINA/
                             %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
---------------------------------------------------------------------------------------------------------------------------
                            97.68       39.22       100.00        17.74        19.61          0.00        0.00         0.00
                            93.83       39.72       100.00        16.38        22.53          0.00        0.00         0.94
                            91.62       40.71       100.00        12.56        30.49          0.00        0.00         2.04
                            86.18       39.95       100.00        16.01        44.75          0.00        0.00         7.33
                            82.16       39.95       100.00        13.52        55.54          0.00        0.00        11.49
                            79.10       39.85       100.00        15.45        63.35          0.00        0.00        17.44
                            79.02       40.70       100.00        15.25        60.34          0.00        0.00        26.25
                            79.76       41.32       100.00        15.13        55.11          0.00        0.00        29.45
                            80.72       41.22       100.00        14.17        58.38          0.00        0.00        31.65
                            81.60       41.64       100.00        17.49        52.86          0.00        0.00        34.77
                            82.33       41.50       100.00        21.05        56.29          0.00        0.00        37.76
                            81.56       41.13       100.00        18.00        56.71          0.00        0.00        36.89
                            82.89       41.64       100.00        14.41        53.69          0.00        0.00        48.18
                            81.76       37.47       100.00         7.28        61.75          0.00        0.00        51.77
                            79.46       37.33       100.00         6.73        83.98          0.00        0.00        31.74
---------------------------------------------------------------------------------------------------------------------------
                            82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan

                                    State :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                 California          2,537    616,248,631        52.41    242904.47             6.85          649
                                 Washington            186     26,775,063         2.28    143951.95             6.97          641
                                   Colorado             52      6,413,849         0.55    123343.25             7.32          621
                                     Oregon             43      5,356,805         0.46    124576.86             6.74          636
                                       Ohio             43      4,781,098         0.41    111188.33             8.08          611
                                    Arizona            223     33,181,076         2.82    148794.06             7.12          647
                                    Georgia             48      6,276,202         0.53    130754.21             7.84          629
                                       Utah             14      1,953,379         0.17    139527.07             7.27          619
                                      Idaho             28      3,365,306         0.29    120189.50             7.08          633
                                  Tennessee             67      6,267,470         0.53     93544.33             7.53          621
                                   Michigan             52      7,158,258         0.61    137658.81             7.92          607
                                   Kentucky              3        278,362         0.02     92787.33             7.88          583
                                    Florida            421     59,547,450         5.06    141442.87             7.25          636
                                     Nevada            165     30,134,128         2.56    182631.08             7.11          648
                             North Carolina             43      4,643,006         0.39    107976.88             7.78          620
                                      Other          2,114    363,380,747        30.91    171892.50             7.21          628
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,830       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                          Non -          Non         Refi            MI       NINA/
                                  %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
--------------------------------------------------------------------------------------------------------------------------------
                                 81.37       40.69       100.00        15.43        52.78          0.00        0.00        37.02
                                 85.29       37.95       100.00        13.50        42.76          0.00        0.00        39.17
                                 85.23       41.50       100.00         6.43        80.29          0.00        0.00        24.48
                                 82.30       39.24       100.00         0.50        58.03          0.00        0.00        14.18
                                 85.22       41.01       100.00         4.81        66.90          0.00        0.00        16.61
                                 84.03       39.45       100.00         2.60        51.50          0.00        0.00        23.24
                                 86.09       40.68       100.00         4.76        52.50          0.00        0.00         7.09
                                 84.79       39.77       100.00         0.00        53.33          0.00        0.00        19.99
                                 85.73       39.61       100.00         0.00        57.25          0.00        0.00         6.93
                                 85.40       39.87       100.00         0.35        52.99          0.00        0.00         9.14
                                 86.79       40.76       100.00         9.20        77.62          0.00        0.00        12.85
                                 91.59       40.68       100.00         0.00        64.57          0.00        0.00         0.00
                                 82.84       39.77       100.00        14.15        54.31          0.00        0.00        12.97
                                 81.93       40.26       100.00         6.45        45.58          0.00        0.00        26.89
                                 87.46       39.40       100.00         0.00        33.46          0.00        0.00        27.46
                                 82.67       41.15       100.00        19.24        58.05          0.00        0.00        11.74
--------------------------------------------------------------------------------------------------------------------------------
                                 82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
--------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan

                     California Breakdown :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CA North            633    162,326,317        26.34    256439.68             6.78          652
                                   CA South          1,904    453,922,314        73.66    238404.58             6.88          648
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          2,537    616,248,631       100.00    494844.26             6.85          649
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                     Weighted Average Collateral Characteristics
                                                   Non -          Non         Refi            MI       NINA/
                           %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-------------------------------------------------------------------------------------------------------------------------
                          82.14       39.45       100.00         9.69        51.20          0.00        0.00        44.58
                          81.10       41.13       100.00        17.48        53.34          0.00        0.00        34.32
-------------------------------------------------------------------------------------------------------------------------
                          81.37       40.69       100.00        15.43        52.78          0.00        0.00        37.02
-------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                           Fixed/Floating :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                 2 Year ARM          2,141    454,775,397        38.68    212412.61             7.10          619
                              2 Year ARM IO            848    258,651,293        22.00    305013.32             6.27          660
                                      Fixed          2,134    203,424,156        17.30     95325.28             8.39          660
                                 3 Year ARM            130     29,073,271         2.47    223640.55             6.91          622
                              3 Year ARM IO              9      3,262,120         0.28    362457.78             5.79          685
                                 5 Year ARM             86     19,944,640         1.70    231914.42             6.51          649
                                      Other            691    206,629,954        17.57    299030.32             6.56          645
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                   WA                    Non -          Non         Refi            MI       NINA/
                                 %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-------------------------------------------------------------------------------------------------------------------------------
                                80.58       41.51       100.00        16.03        58.90          0.00        0.00         0.00
                                81.18       38.89       100.00        14.25        48.83          0.00        0.00       100.00
                                89.21       40.96       100.00        14.64        42.89          0.00        0.00         0.00
                                80.71       40.86       100.00        22.16        77.29          0.00        0.00         0.00
                                81.88       36.49       100.00        28.89        48.54          0.00        0.00       100.00
                                77.62       39.49       100.00        10.36        78.01          0.00        0.00         0.00
                                80.73       40.86       100.00        15.71        57.16          0.00        0.00        24.14
-------------------------------------------------------------------------------------------------------------------------------
                                82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                      Months to Rate Reset:        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                    13 - 24             12      3,406,025         0.29    283835.42             6.28          696
                                    25 - 36          3,466    853,414,298        72.58    246224.55             6.79          634
                                    37 - 49            167     40,399,207         3.44    241911.42             6.82          627
                                      49 >=            260     75,117,145         6.39    288912.10             6.17          673
                                        N/A          2,134    203,424,156        17.30     95325.28             8.39          660
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                     Weighted Average Collateral Characteristics
                             WA                    Non -          Non         Refi            MI       NINA/
                           %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-------------------------------------------------------------------------------------------------------------------------
                          76.26       36.21       100.00         0.00        62.09          0.00        0.00        18.67
                          80.85       40.75       100.00        15.35        55.24          0.00        0.00        30.31
                          81.29       40.50       100.00        21.31        72.27          0.00        0.00         8.07
                          79.15       39.18       100.00        16.11        65.46          0.00        0.00        65.55
                          89.21       40.96       100.00        14.64        42.89          0.00        0.00         0.00
-------------------------------------------------------------------------------------------------------------------------
                          82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
-------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
             Interest Only Periods (months)        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                          0          5,024    863,968,806        73.48    171968.31             7.32          632
                                     1 - 24              0              0         0.00         0.00             0.00            0
                                    25 - 36              0              0         0.00         0.00             0.00            0
                                    37 - 60          1,011    310,169,874        26.38    306795.13             6.22          664
                                       61 +              4      1,622,150         0.14    405537.50             4.93          697
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,830       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                     WA                    Non -          Non         Refi            MI       NINA/
                   %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-----------------------------------------------------------------------------------------------------------------
                  82.64       41.32       100.00        15.56        55.71          0.00        0.00         0.00
                   0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                   0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                  80.94       38.84       100.00        15.06        50.67          0.00        0.00       100.00
                  83.03       38.29       100.00        19.38        41.41          0.00        0.00       100.00
-----------------------------------------------------------------------------------------------------------------
                  82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
-----------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                       Lien        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   1st Lien          4,349  1,066,029,820        90.67    245120.68             6.74          637
              Second Liens with LTV below 85%            0              0         0.00         0.00             0.00            0
            Second Liens with LTV 85.1% - 90%            2        119,883         0.01     59941.50             9.62          662
            Second Liens with LTV 90.1% - 95%            0              0         0.00         0.00             0.00            0
              Second Liens with LTV above 95%        1,688    109,611,127         9.32     64935.50             9.77          675
                                      Other              0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,830       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                            Weighted Average Collateral Characteristics
                    WA                    Non -          Non         Refi            MI       NINA/
                  %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
----------------------------------------------------------------------------------------------------------------
                 80.36       40.64       100.00        15.45        58.34          0.00        0.00        29.25
                  0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                 86.42       44.05       100.00         0.00        71.66          0.00        0.00         0.00
                  0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                100.00       40.90       100.00        15.35        15.61          0.00        0.00         0.00
                  0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
----------------------------------------------------------------------------------------------------------------
                 82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
----------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                Prepayment         # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                                       None          1,811    327,882,508        27.89    181050.53             7.30          640
                                   6 Months              0              0         0.00         0.00             0.00            0
                                     1 Year            221     52,986,045         4.51    239755.86             6.87          652
                                     2 Year          3,436    673,443,015        57.28    195996.22             6.97          638
                                     3 Year            571    121,449,263        10.33    212695.73             6.66          651
                                     5 Year              0              0         0.00         0.00             0.00            0
                                      Other              0              0         0.00         0.00             0.00            0
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                             Weighted Average Collateral Characteristics
                                     WA                    Non -          Non         Refi            MI       NINA/
                                   %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
---------------------------------------------------------------------------------------------------------------------------------
                                  83.38       40.65       100.00        19.83        53.20          0.00        0.00        18.79
                                   0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                                  79.55       40.25       100.00        17.09        58.31          0.00        0.00        28.74
                                  82.36       40.77       100.00        13.74        51.30          0.00        0.00        30.32
                                  79.20       40.26       100.00        12.23        72.76          0.00        0.00        25.32
                                   0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                                   0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
---------------------------------------------------------------------------------------------------------------------------------
                                  82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                                    Index :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                            Libor - 6 Month          3,904    971,700,675        82.64    248898.74             6.74          636
                            Libor - 1 Month              1        636,000         0.05    636000.00             2.99          810
                                 Fixed Rate              0              0         0.00         0.00             0.00            0
                                      Other          2,134    203,424,156        17.30     95325.28             8.39          660
------------------------------------------------------------------------------------------------------------------------------------
                                      Total          6,039  1,175,760,831       100.00    194694.62             7.03          641
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                          Weighted Average Collateral Characteristics
                                  WA                    Non -          Non         Refi            MI       NINA/
                                %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
------------------------------------------------------------------------------------------------------------------------------
                               80.72       40.60       100.00        14.64        42.89          0.00        0.00        32.02
                               80.00       31.97       100.00         0.00         0.00          0.00        0.00       100.00
                                0.00        0.00         0.00         0.00         0.00          0.00        0.00         0.00
                               89.21       40.96       100.00        15.61        56.80          0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
                               82.19       40.66       100.00        15.44        54.36          0.00        0.00        26.52
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WA Loan
                                                                                                                           WA Ave
                       Mortgage Insurance :        # Loans      Balance $            %    Balance $              WAC         FICO
------------------------------------------------------------------------------------------------------------------------------------
                        80 plus LTV with MI                                       0.00         0.00
                     80 plus LTV without MI                                       0.00         0.00
                      below 80  LTV with MI                                       0.00         0.00
                          Not covered by MI                                       0.00         0.00
                                      Other                                       0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
                                      Total              0              0         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                     Weighted Average Collateral Characteristics
                             WA                    Non -          Non         Refi            MI       NINA/
                           %LTV       % DTI         Prim       SF/PUD      Cachout       Covered      No Doc           IO
-------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                       Arm

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level


------------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                           Morgage
                                           Aggregate       Pool by          Avg       Weighted                 Weighted
                                Number       Cut-off     Aggregate     Mortgage        Average     Weighted     Average
                                    of          Date       Cut-off         Loan          Gross      Average    Combined     Weighted
                              Mortgage     Principal     Principal    Principal       Interest        Gross    Original      Average
Documentation Level              Loans       Balance       Balance      Balance           Rate       Margin         LTV   FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,899   435,118,108         44.75      229,130          6.734        6.327       81.91          625
Stated Documentation             1,429   379,654,131         39.05      265,678          6.810        6.409       78.55          652
Limited Documentation              577   157,564,436         16.20      273,075          6.600        6.247       82.65          631
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675        100.00      248,998          6.742        6.346       80.72          637
------------------------------------------------------------------------------------------------------------------------------------

2. Credit Score


------------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                           Morgage
                                           Aggregate       Pool by          Avg       Weighted                 Weighted
                                Number       Cut-off     Aggregate     Mortgage        Average     Weighted     Average
                                    of          Date       Cut-off         Loan          Gross      Average    Combined     Weighted
                              Mortgage     Principal     Principal    Principal       Interest        Gross    Original      Average
Credit Score                     Loans       Balance       Balance      Balance           Rate       Margin         LTV   FICO Score
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                            7       941,302          0.10      134,472          8.038        6.941       76.91          500
501 - 520                          170    34,017,123          3.50      200,101          8.084        7.024       76.01          512
521 - 540                          172    33,184,435          3.41      192,933          8.013        6.865       74.61          530
541 - 560                          215    46,288,234          4.76      215,294          7.687        6.781       79.92          552
561 - 580                          269    58,435,273          6.01      217,231          7.431        6.695       81.47          571
581 - 600                          348    82,618,227          8.50      237,409          6.906         6.45       79.80          591
601 - 620                          555   136,609,627         14.05      246,143          6.720        6.362       81.34          611
621 - 640                          514   134,550,413         13.84      261,771          6.585        6.328       81.87          631
641 - 660                          460   117,637,773         12.10      255,734          6.497        6.195       81.50          650
661 - 680                          369   101,958,506         10.49      276,310          6.403        6.102       81.57          670
681 - 700                          303    80,940,798          8.32      267,131          6.331        6.188       80.64          690
701 - 720                          188    53,144,872          5.47      282,685          6.263        6.108       81.49          710
721 - 740                          127    36,187,419          3.72      284,940          6.371        6.192       81.68          729
741 - 760                           99    26,683,181          2.74      269,527          6.251        6.053       79.79          750
761 - 780                           72    19,799,584          2.04      274,994          6.433        6.249       80.56          770
781 - 800                           30     7,881,392          0.81      262,713          6.122        5.966       78.22          788
801 - 820                            7     1,458,516          0.15      208,359          4.686        4.126       78.78          808
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675        100.00      248,998          6.742        6.346       80.72          637
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 637


3. Range of Combined Original LTV Ratios (%)


------------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                           Morgage
                                           Aggregate       Pool by          Avg       Weighted                 Weighted
                                Number       Cut-off     Aggregate     Mortgage        Average     Weighted     Average
                                    of          Date       Cut-off         Loan          Gross      Average    Combined     Weighted
Range of Combined             Mortgage     Principal     Principal    Principal       Interest        Gross    Original      Average
Original LTV Ratios (%)          Loans       Balance       Balance      Balance           Rate       Margin         LTV   FICO Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                        1        39,922          0.00       39,922          6.825         6.75       12.05          589
20.01 - 25.00                        4       315,248          0.03       78,812          7.224        6.322       22.35          588
25.01 - 30.00                        2       185,784          0.02       92,892          6.676            6       28.00          596
30.01 - 35.00                        6       744,963          0.08      124,161          6.409         5.88       31.38          658
35.01 - 40.00                        6       745,605          0.08      124,267          6.419        5.754       37.78          598
40.01 - 45.00                       25     4,108,963          0.42      164,359          7.101        6.629       42.34          591
45.01 - 50.00                       29     4,760,046          0.49      164,140          6.830        6.227       48.42          613
50.01 - 55.00                       38     7,669,630          0.79      201,832          6.780        6.148       52.69          610
55.01 - 60.00                       59    12,569,724          1.29      213,046          6.659        6.225       57.65          614
60.01 - 65.00                      106    22,771,146          2.34      214,822          6.955        6.399       63.19          589
65.01 - 70.00                      214    49,420,400          5.08      230,936          6.888        6.276       68.58          603
70.01 - 75.00                      290    73,401,420          7.55      253,108          6.785         6.25       73.95          607
75.01 - 80.00                    1,767   455,026,665         46.80      257,514          6.508        6.175       79.77          657
80.01 - 85.00                      411   105,811,265         10.88      257,448          6.842        6.409       84.20          623
85.01 - 90.00                      612   161,221,102         16.58      263,433          6.880        6.529       89.54          630
90.01 - 95.00                      296    67,270,428          6.92      227,265          7.523        7.118       94.62          620
95.01 - 100.00                      39     6,274,364          0.65      160,881          7.491        6.714       99.52          669
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675        100.00      248,998          6.742        6.346       80.72          637
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 80.72


4. Documentation Level Greater than 85% LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                           Morgage
                                           Aggregate       Pool by          Avg       Weighted                 Weighted
                                Number       Cut-off     Aggregate     Mortgage        Average     Weighted     Average
                                    of          Date       Cut-off         Loan          Gross      Average    Combined     Weighted
Documentation Level           Mortgage     Principal     Principal    Principal       Interest        Gross    Original      Average
 Greater than 85% LTV            Loans       Balance       Balance      Balance           Rate       Margin         LTV   FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 589   130,632,383         55.64      221,787          7.154        6.769       91.46          617
Stated Documentation               181    54,346,890         23.15      300,259          6.958        6.565       90.74          657
Limited Documentation              177    49,786,621         21.21      281,280          7.023        6.679       91.31          627
------------------------------------------------------------------------------------------------------------------------------------
Total:                             947   234,765,894        100.00      247,905          7.081        6.703       91.26          628
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                      Fixed

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                  Morgage
                                                                     Aggregate    Pool by        Avg  Weighted  Weighted
                                                           Number      Cut-off  Aggregate   Mortgage   Average   Average
                                                               of         Date    Cut-off       Loan     Gross  Combined    Weighted
                                                         Mortgage    Principal  Principal  Principal  Interest  Original     Average
Documentation Level                                         Loans      Balance    Balance    Balance      Rate       LTV  FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                            954   90,317,451      44.40     94,672     7.942     88.29         652
Stated Documentation                                          887   82,233,731      40.42     92,710     8.896     89.72         669
Limited Documentation                                         293   30,872,974      15.18    105,369     8.324     90.54         657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      2,134  203,424,156     100.00     95,325     8.386     89.21         660
------------------------------------------------------------------------------------------------------------------------------------



2. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                  Morgage
                                                                     Aggregate    Pool by        Avg  Weighted  Weighted
                                                           Number      Cut-off  Aggregate   Mortgage   Average   Average
                                                               of         Date    Cut-off       Loan     Gross  Combined    Weighted
                                                         Mortgage    Principal  Principal  Principal  Interest  Original     Average
Credit Score                                                Loans      Balance    Balance    Balance      Rate       LTV  FICO Score
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                                       1      128,191       0.06    128,191     8.400     85.00         500
501 - 520                                                       2      234,438       0.12    117,219     8.914     55.25         512
521 - 540                                                       9    1,825,242       0.90    202,805     8.225     74.42         530
541 - 560                                                      15    2,782,934       1.37    185,529     7.270     73.19         553
561 - 580                                                      30    4,539,115       2.23    151,304     7.186     71.68         571
581 - 600                                                      60    9,855,648       4.84    164,261     7.264     76.77         592
601 - 620                                                     300   26,402,100      12.98     88,007     8.704     88.14         611
621 - 640                                                     298   27,193,240      13.37     91,252     8.552     88.99         631
641 - 660                                                     355   34,074,879      16.75     95,986     8.335     89.19         651
661 - 680                                                     328   32,810,317      16.13    100,031     8.546     91.06         670
681 - 700                                                     272   23,522,976      11.56     86,482     8.582     93.37         689
701 - 720                                                     160   14,176,250       6.97     88,602     8.333     93.35         709
721 - 740                                                     127    9,895,365       4.86     77,916     8.573     96.03         730
741 - 760                                                      91    8,306,657       4.08     91,282     8.148     91.02         750
761 - 780                                                      56    4,516,297       2.22     80,648     8.536     94.33         768
781 - 800                                                      26    2,784,475       1.37    107,095     8.081     88.51         789
801 - 820                                                       4      376,033       0.18     94,008     7.669     80.00         805
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      2,134  203,424,156     100.00     95,325     8.386     89.21         660
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 813
Weighted Average: 660



3. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                  Morgage
                                                                     Aggregate    Pool by        Avg  Weighted  Weighted
                                                           Number      Cut-off  Aggregate   Mortgage   Average   Average
                                                               of         Date    Cut-off       Loan     Gross  Combined    Weighted
Range of Combined                                        Mortgage    Principal  Principal  Principal  Interest  Original     Average
Combined Original LTV Ratios (%)                            Loans      Balance    Balance    Balance      Rate       LTV  FICO Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                   1       56,906       0.03     56,906     6.990     12.67         594
15.01 - 20.00                                                   2      144,335       0.07     72,168     6.766     18.02         663
20.01 - 25.00                                                   1      199,639       0.10    199,639     6.525     24.24         614
30.01 - 35.00                                                   1       99,835       0.05     99,835     6.990     31.75         645
35.01 - 40.00                                                   7      861,576       0.42    123,082     7.271     37.76         587
40.01 - 45.00                                                   7      888,835       0.44    126,976     6.500     43.29         654
45.01 - 50.00                                                   9    1,271,082       0.62    141,231     6.538     49.07         654
50.01 - 55.00                                                  13    2,931,908       1.44    225,531     6.458     53.21         638
55.01 - 60.00                                                  26    5,732,219       2.82    220,470     6.551     57.46         629
60.01 - 65.00                                                  22    5,546,557       2.73    252,116     6.568     62.85         653
65.01 - 70.00                                                  21    3,614,044       1.78    172,097     6.740     68.02         615
70.01 - 75.00                                                  49   12,590,410       6.19    256,947     6.741     73.73         646
75.01 - 80.00                                                 136   27,866,304      13.70    204,899     6.694     79.41         649
80.01 - 85.00                                                  56   12,995,679       6.39    232,066     6.775     83.88         636
85.01 - 90.00                                                  59   13,033,126       6.41    220,900     6.955     89.22         641
90.01 - 95.00                                                  36    5,980,573       2.94    166,127     7.374     95.00         653
95.01 - 100.00                                              1,688  109,611,127      53.88     64,936     9.768    100.00         675
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      2,134  203,424,156     100.00     95,325     8.386     89.21         660
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.67
Maximum: 100.00
Weighted Average: 89.21



4. Documentation Level Greater than 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                  Morgage
                                                                     Aggregate    Pool by        Avg  Weighted  Weighted
                                                           Number      Cut-off  Aggregate   Mortgage   Average   Average
                                                               of         Date    Cut-off       Loan     Gross  Combined    Weighted
Documentation                                            Mortgage    Principal  Principal  Principal  Interest  Original     Average
Level Greater than 85% LTV                                  Loans      Balance    Balance    Balance      Rate       LTV  FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                            771   55,094,773      42.83     71,459     8.806     97.79         660
Stated Documentation                                          764   53,470,363      41.57     69,987    10.015     99.47         683
Limited Documentation                                         248   20,059,691      15.60     80,886     9.206     98.97         665
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      1,783  128,624,826     100.00     72,140     9.371     98.67         670
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

MSAC 2005-WMC6

--------------------------------------------------------------------
Selection Criteria: Full Documentation & Purchase

====================================================================

Number of Mortgage Loans: 1,238
Total Current Balance: 184,771,375.87
Average Current Balance: 149,249.90
Weighted Average FICO Score: 655.9
Weighted Average Current LTV: 85.58
Weighted Average DTI Ratio: 41.60
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 95.4
Weighted Average Coupon: 6.983
Weighted Average Margin: 6.162
% 2-4 Family: 3.2
% MH: 0.0
% PUD: 17.3
% Condo: 14.3
% Silent Second: 3.04
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Cashout

====================================================================

Number of Mortgage Loans: 1,495
Total Current Balance: 316,094,116.50
Average Current Balance: 211,434.19
Weighted Average FICO Score: 614.6
Weighted Average Current LTV: 81.47
Weighted Average DTI Ratio: 40.93
% Cash-Out Refinance: 100.0
% Full Documentation: 100.0
% Owner Occupied: 97.9
Weighted Average Coupon: 6.908
Weighted Average Margin: 6.387
% 2-4 Family: 4.4
% MH: 0.0
% PUD: 12.2
% Condo: 7.2
% Silent Second: 0.71
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Rate Term

====================================================================

Number of Mortgage Loans: 120
Total Current Balance: 24,570,065.83
Average Current Balance: 204,750.55
Weighted Average FICO Score: 619.8
Weighted Average Current LTV: 81.52
Weighted Average DTI Ratio: 43.62
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 98.1
Weighted Average Coupon: 7.067
Weighted Average Margin: 6.756
% 2-4 Family: 4.0
% MH: 0.0
% PUD: 9.9
% Condo: 6.9
% Silent Second: 2.20
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A



-----------------------------------------------------------------------
Selection Criteria: Limited Documentation & Purchase

=======================================================================

Number of Mortgage Loans: 440
Total Current Balance: 80,425,229.40
Average Current Balance: 182,784.61
Weighted Average FICO Score: 656.6
Weighted Average Current LTV: 85.85
Weighted Average DTI Ratio: 37.81
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 93.5
Weighted Average Coupon: 6.977
Weighted Average Margin: 6.112
% 2-4 Family: 4.6
% MH: 0.0
% PUD: 15.9
% Condo: 13.1
% Silent Second: 0.09
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-----------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Cashout

=======================================================================

Number of Mortgage Loans: 400
Total Current Balance: 101,632,745.46
Average Current Balance: 254,081.86
Weighted Average FICO Score: 619.3
Weighted Average Current LTV: 82.46
Weighted Average DTI Ratio: 37.47
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 94.6
Weighted Average Coupon: 6.798
Weighted Average Margin: 6.317
% 2-4 Family: 6.0
% MH: 0.0
% PUD: 10.8
% Condo: 8.2
% Silent Second: 0.21
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-----------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Rate Term

=======================================================================

Number of Mortgage Loans: 30
Total Current Balance: 6,379,435.82
Average Current Balance: 212,647.86
Weighted Average FICO Score: 628.4
Weighted Average Current LTV: 81.40
Weighted Average DTI Ratio: 40.30
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 97.8
Weighted Average Coupon: 7.052
Weighted Average Margin: 6.688
% 2-4 Family: 0.0
% MH: 0.0
% PUD: 27.7
% Condo: 4.4
% Silent Second: 0.00
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A



-----------------------------------------------------------------------
Selection Criteria: Stated Documentation & Purchase

=======================================================================

Number of Mortgage Loans: 1,384
Total Current Balance: 228,331,394.78
Average Current Balance: 164,979.33
Weighted Average FICO Score: 676.9
Weighted Average Current LTV: 84.14
Weighted Average DTI Ratio: 41.62
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 94.6
Weighted Average Coupon: 7.482
Weighted Average Margin: 6.471
% 2-4 Family: 5.2
% MH: 0.0
% PUD: 15.1
% Condo: 12.6
% Silent Second: 1.64
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-----------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Cashout

=======================================================================

Number of Mortgage Loans: 884
Total Current Balance: 221,406,068.65
Average Current Balance: 250,459.35
Weighted Average FICO Score: 634.6
Weighted Average Current LTV: 76.82
Weighted Average DTI Ratio: 40.64
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 95.2
Weighted Average Coupon: 6.882
Weighted Average Margin: 6.355
% 2-4 Family: 11.9
% MH: 0.0
% PUD: 8.5
% Condo: 5.2
% Silent Second: 0.65
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

-----------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Rate Term

=======================================================================

Number of Mortgage Loans: 48
Total Current Balance: 12,150,398.31
Average Current Balance: 253,133.30
Weighted Average FICO Score: 630.3
Weighted Average Current LTV: 76.93
Weighted Average DTI Ratio: 41.34
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 95.6
Weighted Average Coupon: 6.978
Weighted Average Margin: 6.346
% 2-4 Family: 12.9
% MH: 0.0
% PUD: 10.9
% Condo: 9.2
% Silent Second: 6.16
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       MSAC 2005-WMC6
Principal Balance of Statistical Loan Group (Initial
  mortgage pool if Prefund exists)                      1,175,760,831

Sellers (Over 5%)
WMC                                                            100.00
Decision One
Fremont
Accredited

Servicers (Over 5%)
Countrywide                                                    100.00

Number of Loans                                                 6,039
Avg Loan Balance                                           194,694.62

Fixed/Floating
FRM Percentage                                                  17.30
ARM Percentage                                                  82.70

IO Percentage                                                   26.52
Wtd Avg IO Term                                                 60.31

Wtd Avg Current Mortgage Rate (%)                               7.026
Non-Zero Wtd Avg Margin (%)                                     6.346
Wtd Avg Initial Cap (%)                                         2.979
Wtd Avg Periodic Cap (%)                                        1.001

Lien Composition
% 1st Lien                                                      90.67
% 2nd Lien                                                       9.33

Non-Zero Wtd Avg FICO                                             641
% FICO below 600 (inc. N/A)                                     22.73
% FICO below 550 (inc. N/A)                                      7.23

Wtd Avg Comb Orig LTV                                           82.19
% LTV > 80                                                      41.01
% LTV > 90                                                      16.09
% LTV > 95                                                       9.86

% Silent Seconds                                                 1.24
CLTV including all simultaneous liens (%)                       82.43

Documentation Level
% Full Documentation                                            44.69
% Stated Documentation                                          39.28
% Limited Documentation                                         14.26

% Owner Occupied                                                95.76

Loan Purpose
% Cashout Refinance                                             54.36
% Purchase                                                      41.98
% Rate Term Refinance                                            3.67

State Concentration (Over 5%)
CA                                                              52.41
MD                                                               5.45
NY                                                               5.39
FL                                                               5.06

% Prepay Penalty                                                72.11

Wtd Avg Std Orig Term (mths)                                      342
Wtd Avg Std Rem Term (mths)                                       340
WALA (mths)                                                         2

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------   -----------   -----------   ----------   ----------   ---------
LTV :                                  Fixed $       2/28 $        3/27 $       5/25 $       Other
----------------------------------   -----------   -----------   ----------   ----------   ---------
Below 70                              21,346,937    87,886,471    5,087,906    9,251,961   1,105,093
70.01 to 75                           12,590,410    59,019,471    5,742,635    8,639,314           0
75.01 to 80                           27,866,304   406,623,939   12,335,047   34,571,077   1,496,602
80.01 to 85                           12,995,679    93,958,149    3,170,337    8,682,779           0
85.01 to 90                           13,033,126   141,557,062    6,867,107   12,633,209     163,724
90.01 to 95                            5,980,573    58,894,834    6,839,046      895,942     640,606
95.01 to 100                         109,611,127     5,474,371      357,129      442,863           0
100.01 plus

----------------------------------
FICO
----------------------------------
below 549                              2,752,228    76,844,129    4,682,773      454,732     249,740
550 to 574                             5,362,270    64,514,453    3,943,143    2,853,746           0
575 to 599                            10,433,384    86,628,992    4,347,830    4,235,554           0
600 to 624                            34,062,082   159,869,500    7,009,178    7,220,272     333,508
625 to 649                            34,578,540   141,023,768    4,981,548    9,192,366     268,336
650 to 674                            44,137,151   120,368,580    7,530,280   15,305,768   1,052,166
675 to 699                            31,663,555    89,268,949    2,042,508   10,519,111           0
700 plus                              40,434,946   114,895,925    5,861,946   25,335,596   1,502,276

----------------------------------
Property Type:
----------------------------------
Single-Family Detached               147,106,463   612,684,783   27,184,178   51,458,197   2,813,759
PUD                                   26,543,608   109,735,008    4,607,331   11,556,208     592,266
Condo                                 18,942,685    78,448,784    4,280,362    9,603,545           0
3+ Family Det.                         1,864,963    13,750,730    1,094,663      786,305           0
Manufactured House                             0             0            0            0           0
Other                                  8,966,436    38,794,991    3,232,673    1,712,890           0

----------------------------------
Purpose:
----------------------------------
Purchase                             105,602,702   355,667,877    8,941,069   22,025,006   1,291,347
Refinance rate/term                   10,570,562    26,348,268    2,261,878    3,919,192           0
Cash Out Refi (COF) Below 70 LTV      18,030,474    75,357,860    4,429,225    7,762,861   1,105,093
COF with LTV 70.01 to 75               9,598,093    50,596,551    4,871,657    7,431,583           0
COF with LTV 75.01 to 80              17,369,317   130,983,969    7,772,135   16,091,990     268,336
COF with LTV 80.01 to 85              10,711,246    75,986,533    3,170,337    7,904,279           0
COF with LTV 85.01 to 90               9,843,827   100,817,213    4,238,403    9,293,131     163,724
COF with LTV 90.01 to 95               4,590,086    35,735,657    4,357,373      246,241     577,525
COF with LTV 95.01 to 100             17,107,849     1,920,370      357,129      442,863           0
COF with LTV 100.01 plus                       0             0            0            0           0
Other                                          0             0            0            0           0

----------------------------------
Occupancy Status:
----------------------------------
Owner Occupied                       194,677,268   818,386,398   38,464,464   71,190,506   3,206,032
2nd Home                               3,770,703    16,807,718      962,806      726,250     136,912
Investment                             4,976,185    18,220,181      971,937    3,200,389      63,081
Other                                          0             0            0            0           0

----------------------------------
Loan Balance
----------------------------------
Below 50,000                          22,250,574     1,892,499       81,931            0           0
50,000.01 to 100,000                  65,793,640    25,322,352    1,071,757    1,117,611      63,081
100,000.01 to 150,000                 34,480,128    70,361,785    2,580,903    2,737,974     136,912
150,000.01 to 200,000                 19,880,871   101,447,402    7,129,713    7,023,328     493,705
200,000.01 to 400,000                 39,632,099   432,912,408   19,283,807   37,958,877     776,617
400,000.01 to 500,000                 12,660,080   122,595,296    6,535,636   15,171,528   1,299,710
500,000.01 to 600,000                  5,084,762    51,024,387    1,623,979    7,100,671           0
600,000.01 to 1,000,000                3,642,003    47,858,167    2,091,482    4,007,156     636,000
1,000,000.01 and above                         0             0            0            0           0

----------------------------------
Loan Term
----------------------------------
>30 Years                                      0             0            0            0           0
30 Years                              87,758,409   853,414,298   40,399,207   75,117,145   2,770,025
20 Years                               2,102,797             0            0            0           0
15 Years                             113,362,227             0            0            0           0
Other                                    200,723             0            0            0     636,000

----------------------------------
Documentation Type
----------------------------------
Full Documentation                    90,317,451   379,252,617   16,932,586   38,070,100     862,805
Limited Documentation                 30,872,974   138,699,710    5,185,087   13,509,856     169,784
Stated Docs with LTV below 70          8,416,821    46,030,670    2,940,639    3,998,951   1,105,093
Stated Docs with LTV 70.01 to 75       7,306,332    33,651,618    4,127,152    4,008,150           0
Stated Docs with LTV 75.01 to 80       9,390,813   182,848,256    5,312,976    8,564,539     860,602
Stated Docs with LTV 80.01 to 85       3,649,402    27,526,471      910,296    3,421,826           0
Stated Docs with LTV 85.01 to 90       2,126,962    35,476,463    3,944,523    3,543,722           0
Stated Docs with LTV 90.01 to 95       1,043,524     8,499,534    1,045,949            0     407,741
Stated Docs with LTV 95.01 to 100     50,299,877     1,428,959            0            0           0
Stated Docs with LTV above 100.01              0             0            0            0           0
Other                                          0             0            0            0           0

----------------------------------
Lien Status
----------------------------------
1st Lien                              93,693,146   853,414,298   40,399,207   75,117,145   3,406,025
Second Liens with LTV below 85            85,908             0            0            0           0
Second Liens with LTV 85.01 to 90         33,975             0            0            0           0
Second Liens with LTV 90.01 to 95              0             0            0            0           0
Second Liens with LTV 95.01 to 100   109,611,127             0            0            0           0
Second Liens with LTV above 100.01             0             0            0            0           0

----------------------------------
Interest Only
----------------------------------
Dollar of Mortgage Type                        0   258,651,293    3,262,120   49,242,612     636,000
Ave. FICO                                      0           660          685          685         810
Ave. LTV                                       0         81.18        81.88        79.67          80
% Stated Docs                                  0         19.29         0.51         4.19           0
% Full Docs                                    0         44.90         0.54         8.18           0

------------------------------
MH Stratification:
------------------------------
Total Balance        0
% Pool Balance   0.00%
Ave. FICO            0
Ave. LTV             0
% Full Docs      0.00%
------------------------------

------------------------------
Silent Seconds Stratification:
------------------------------
Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs
------------------------------

------------------------------
Second Lien Stratification:
------------------------------
Total Balance    109,731,010
% Pool Balance         9.33%
Ave. FICO                675
Ave. LTV               99.98
% Full Docs           37.70%
------------------------------

------------------------------
LTV Above 90 Stratification:
------------------------------
Total Balance    189,136,493
% Pool Balance        16.09%
Ave. FICO                654
Ave. LTV               97.91
% Full Docs           49.14%
------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
All records

Table of Contents

1. Current Mortgage Principal Balance <75k
2. Current Mortgage Principal Balance Greater or Equal to 400K
3. FICO Score Less than 650
4. Original Loan-to-Value Ratio Greater or Equal 80
5. Second Home
6. Non-Owner Occupied
7. Cashout Loans
8. Stated Doc
9. Limited Doc
10. 2-4 Family
11. IO Loans


1. Current Mortgage Principal Balance <75k

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Current Mortgage            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Principal Balance <75k       Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00            560      21,787,344.94      1.85    9.810    9.06    660   97.42   50.25   93.10    60.99     20.68
50,000.01 - 75,000.00            700      43,945,382.70      3.74    9.233   21.91    660   93.83   44.05   93.74    71.59     22.53
Other                          4,779   1,110,028,102.98     94.41    6.884   86.55    639   81.43   44.60   95.89    71.75     56.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


2. Current Mortgage Principal Balance Greater or Equal to 400K

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
Current Mortgage               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Principal Balance           Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Greater or Equal to 400K     Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
= 400,000                          9       3,600,000.00      0.31    6.171   100.00   664   76.39   88.89   100.00   77.78     44.44
400000 - 450000                  215      91,248,093.38      7.76    6.588   90.21    646   82.33   40.84   96.67    69.62     56.29
450000 - 500000                  141      67,014,155.58      5.70    6.638   94.44    646   81.56   38.24   97.83    65.22     56.71
500000 - 550000                   78      41,072,392.33      3.49    6.316   96.12    656   82.57   43.77   96.18    82.21     57.72
550000 - 600000                   41      23,761,407.56      2.02    6.478   85.30    656   83.43   40.99   95.13    68.23     46.72
600000 - 650000                   36      22,500,826.91      1.91    6.418   97.14    648   81.41   47.29   97.32    72.27     53.03
650000 - 700000                   18      12,066,612.32      1.03    6.285   94.42    648   82.40   33.25   94.58    66.57     78.01
700000 - 750000                   15      10,941,739.77      0.93    6.289   93.51    652   81.14   73.68   100.00   86.72     80.14
750000 - 800000                   10       7,786,921.70      0.66    6.482   89.74    632   80.24   49.50   100.00   79.86     89.99
800000 - 850000                    6       4,938,706.93      0.42    6.203   83.48    653   74.53   67.23   83.02    67.16     83.02
Other                          5,470     890,829,974.14     75.77    7.195   79.57    638   82.28   45.10   95.45    71.61     53.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


3. FICO Score Less than 650

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
FICO Score                  Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Less than 650                Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                        223      44,970,467.76      3.82    8.110   97.27    514   76.01   65.07   98.11    81.74     86.85
525 - 549                        206      40,013,134.61      3.40    7.893   96.19    537   75.25   59.52   97.38    79.42     79.48
550 - 574                        366      76,673,611.78      6.52    7.526   93.01    562   81.16   59.93   98.72    75.09     73.59
575 - 599                        465     105,645,760.52      8.99    6.998   90.12    588   79.11   59.62   96.02    73.07     74.14
600 - 624                      1,076     208,494,540.68     17.73    7.026   83.66    613   82.60   47.17   97.62    74.09     61.14
625 - 649                        989     190,044,557.28     16.16    6.917   81.81    637   83.10   42.13   97.53    69.89     55.71
Other                          2,714     509,918,757.99     43.37    6.834   77.21    695   83.57   36.28   93.51    68.76     39.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


4. Original Loan-to-Value Ratio Greater or Equal 80

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
Original Loan-to-Value      Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Ratio Greater or Equal 80    Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                  2,130     537,804,148.89     45.74    6.571   94.13    653   80.92   43.56   95.96    69.56     40.75
85.01 - 90.00                    671     174,254,227.33     14.82    6.886   92.52    631   89.52   53.24   97.21    73.49     71.36
90.01 - 95.01                    332      73,251,001.63      6.23    7.511   91.84    623   94.65   64.99   97.60    70.36     62.12
95.01 - 100.00                 1,727     115,885,491.09      9.86    9.644    5.41    674   99.97   39.12   97.21    68.89     17.11
Other                          1,179     274,565,961.68     23.35    6.773   84.25    613   69.19   38.40   93.35    75.66     83.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


5. Second Home

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Second Home                  Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Second Home                      149      22,404,388.89      1.91    7.125   83.17    696   83.29   28.60    0.00    55.80     22.61
Other                          5,890   1,153,356,441.73     98.09    7.024   82.69    640   82.17   45.00   97.62    71.86     54.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


6. Non-Owner Occupied

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Non-Owner Occupied           Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied               152      27,431,773.90      2.33    7.243   81.86    659   75.01   33.32    0.00    58.89     64.43
Other                          5,887   1,148,329,056.72     97.67    7.021   82.72    640   82.36   44.96   98.05    71.85     54.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


7. Cashout Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Cashout Loans                Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            2,779     639,132,930.61     54.36    6.881   86.35    622   80.12   49.46   96.44    75.43    100.00
Other                          3,260     536,627,900.01     45.64    7.199   78.35    662   84.66   39.01   94.95    66.93      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


8. Stated Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Stated Doc                   Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                     2,316     461,887,861.74     39.28    7.181   82.20    655   80.54    0.00   94.92    70.64     47.94
Other                          3,723     713,872,968.88     60.72    6.926   83.02    631   83.26   73.60   96.30    72.14     58.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


9. Limited Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
Limited Doc                  Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Limited Doc                      870     188,437,410.68     16.03    6.883   83.62    636   83.95    0.00   94.25    71.10     53.93
Other                          5,169     987,323,419.94     83.97    7.054   82.52    642   81.85   53.22   96.05    71.64     54.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


10. 2-4 Family

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
2-4 Family                   Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                       263      70,203,651.10      5.97    7.023   84.57    637   78.57   29.57   86.13     0.00     65.81
Other                          5,776   1,105,557,179.52     94.03    7.026   82.58    641   82.42   45.65   96.37    76.09     53.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------


11. IO Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                             Number                        % of                              Avg
                               of           Total          Total     Wtd             Wtd    Comb     Pct     Pct     Pct       Pct
                            Mortgage       Current        Current    Avg      Pct    Avg    Orig    Full    Owner   Single   Cashout
IO Loans                     Loans         Balance        Balance   Coupon    ARM    FICO    LTV     Doc     Occ    Family    Refi
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Loans            1,015     311,792,024.43     26.52    6.216   100.00   664   80.95   53.82   97.98    69.43     50.62
Other                          5,024     863,968,806.19     73.48    7.319   76.45    632   82.64   41.39   94.96    72.32     55.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                         6,039   1,175,760,830.62    100.00    7.026   82.70    641   82.19   44.69   95.76    71.55     54.36
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal Info

Deal Name             MSAC 2005-WMC6
Bloomberg Ticker:
Asset Class:          Subprime
Issuer:               Morgan Stanley
Trustee:
Lead Manager(s)

Month:
  To Roll             25
  Remaining Term      340
  Remaining IO Term   58

Filed Bankruptcy %

Cells in red font are calculations and should be left alone.


Master Servicer:
Backup Servicer:
Primary Servicer (s):        %   Name          Originator (s):     %   Name
                  1     100.00   Countrywide             1.00    100   WMC
                  2                                      2.00
                  3                                      3.00
                  4                                      4.00
                  5                                      5.00
                  6                                      6.00
                  7                                      7.00
                  8                                      8.00
                  9                                      9.00
                  10                                     10.00

Please fill out complete list of servicers and originators even if it is greater then ten


FICO BUCKET

                         Deal Size
FICO         --------------------------------    WA Loan
             # Loans      Balance        %       Balance
----------   -------   -------------   ------    -------
NA                --              --     0.00%        --
=<500              8       1,069,492     0.09%   133,687
>500 =<520       172      34,251,561     2.91%   199,137
>520 =<540       181      35,009,677     2.98%   193,424
>540 =<560       230      49,071,167     4.17%   213,353
>560 =<580       299      62,974,388     5.36%   210,617
>580 =<600       408      92,473,874     7.87%   226,652
>600 =<620       855     163,011,727    13.86%   190,657
>620 =<640       812     161,743,653    13.76%   199,192
>640 =<660       815     151,712,652    12.90%   186,150
>660 =<680       697     134,768,823    11.46%   193,356
>680 =<700       575     104,463,775     8.88%   181,676
>700 =<750       694     132,165,427    11.24%   190,440
>750             293      53,044,614     4.51%   181,040
----------   -------   -------------   ------    -------
TOTAL          6,039   1,175,760,831   100.00%   194,695
                                      Weighted Average Collateral Characteristics
FICO         -----------------------------------------------------------------------------------------------
              WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
----------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------   ---
NA              --     --      --      --        --       --             --         --              --    --
=<500        8.082    500   77.88   42.53    100.00   100.00          64.64      92.28              --    --
>500 =<520   8.090    512   75.87   41.96     97.51    89.45          85.50      64.86              --    --
>520 =<540   8.024    530   74.60   41.79     98.41    90.48          84.80      60.45            0.66    --
>540 =<560   7.664    552   79.54   42.03     98.23    88.39          79.04      62.41            1.21    --
>560 =<580   7.413    571   80.76   40.04     98.70    83.98          71.50      53.69            2.68    --
>580 =<600   6.944    591   79.48   40.27     95.18    84.51          71.21      61.87           29.38    --
>600 =<620   7.041    611   82.44   41.41     97.63    88.40          60.82      47.74           20.60    --
>620 =<640   6.916    631   83.07   40.73     97.91    83.81          59.25      44.41           27.20    --
>640 =<660   6.910    651   83.23   40.38     96.81    82.00          54.57      37.85           26.78    --
>660 =<680   6.925    670   83.88   40.71     95.97    83.00          45.13      38.22           39.61    --
>680 =<700   6.838    690   83.50   39.98     93.83    82.06          36.82      30.38           41.55    --
>700 =<750   6.740    722   83.97   40.67     92.44    83.18          30.80      34.43           37.62    --
>750         6.719    770   82.51   38.64     84.30    84.67          22.67      44.49           32.79    --
----------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------   ---
TOTAL        7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52    --

FICO Mean: 641   Median: 642   Standard Deviation: 61


LTV BUCKET

                         Deal Size
LTV          --------------------------------    WA Loan
             # Loans      Balance        %       Balance
----------   -------   -------------   ------    -------
=<50             101      14,422,740     1.23%   142,799
>50 =<55          51      10,601,538     0.90%   207,873
>55 =<60          85      18,301,943     1.56%   215,317
>60 =<65         128      28,317,703     2.41%   221,232
>65 =<70         235      53,034,444     4.51%   225,678
>70 =<75         339      85,991,830     7.31%   253,663
>75 =<80       1,903     482,892,969    41.07%   253,754
>80 =<85         467     118,806,944    10.10%   254,405
>85 =<90         671     174,254,227    14.82%   259,693
>90 =<95         332      73,251,002     6.23%   220,636
>95 <100       1,727     115,885,491     9.86%    67,102
=>100             --              --     0.00%        --
----------   -------   -------------   ------    -------
TOTAL          6,039   1,175,760,831   100.00%   194,695

                                      Weighted Average Collateral Characteristics
LTV          -----------------------------------------------------------------------------------------------
              WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only   MI%
----------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------   ---
=<50         6.848    613   42.53   39.08     91.63    82.93          93.22      44.55           12.30    --
>50 =<55     6.691    618   52.83   41.17     90.92    90.59          79.02      40.16           10.88    --
>55 =<60     6.626    619   57.59   39.52     96.54    84.50          90.24      34.83           10.20    --
>60 =<65     6.879    601   63.13   39.64     91.87    79.31          84.28      42.76            9.89    --
>65 =<70     6.878    604   68.54   40.52     88.93    83.27          83.87      40.60           16.95    --
>70 =<75     6.779    613   73.92   39.84     95.43    85.19          84.31      31.21           15.64    --
>75 =<80     6.519    656   79.75   40.46     95.23    83.43          35.72      41.14           39.09    --
>80 =<85     6.834    624   84.17   40.96     98.27    85.07          82.30      53.47           28.06    --
>85 =<90     6.886    631   89.52   40.67     97.21    87.95          71.36      53.24           34.23    --
>90 =<95     7.511    623   94.65   43.18     97.60    84.24          62.12      64.99              --    --
>95 <100     9.644    674   99.97   40.85     97.21    84.96          17.11      39.12              --    --
=>100           --     --      --      --        --       --             --         --              --    --
----------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------   ---
TOTAL        7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52    --
                       CLTV:_____

LTV Mean: 82.19   Median: 84.89   Standard Deviation: 12.71   LTV =80: 35.64


DTI BUCKET

                                  Deal Size
DTI                    --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
=<20                       175      35,076,290     2.98%   200,436
>20 =<25                   197      36,641,187     3.12%   185,996
>25 =<30                   339      57,876,746     4.92%   170,728
>30 =<35                   678     123,248,958    10.48%   181,783
>35 =<40                 1,049     202,247,099    17.20%   192,800
>40 =<45                 1,663     326,294,507    27.75%   196,208
>45 =<50                 1,530     305,024,031    25.94%   199,362
>50 =<55                   372      81,025,837     6.89%   217,811
>55 =<60                    36       8,326,176     0.71%   231,283
>60                         --              --     0.00%        --
--------------------   -------   -------------   ------    -------
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
DTI                    -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
=<20                   6.936    641   81.21   15.27     90.78    89.02          55.59      31.58           32.53
>20 =<25               6.758    643   81.28   22.88     94.53    87.53          73.23      48.01           35.23
>25 =<30               6.911    646   80.29   27.65     95.59    83.46          56.67      48.44           30.78
>30 =<35               6.976    648   81.49   32.64     93.91    86.04          59.24      45.95           30.71
>35 =<40               6.938    643   82.12   37.70     97.13    83.26          55.88      39.11           31.36
>40 =<45               7.047    645   82.45   42.67     96.68    85.26          50.25      42.92           32.91
>45 =<50               7.186    633   82.56   47.66     95.79    83.87          51.28      42.38           16.88
>50 =<55               6.928    633   83.11   52.46     94.71    83.65          59.72      71.98           11.30
>55 =<60               6.539    623   82.87   56.84     90.52    77.46          62.79      64.59            4.18
>60                       --     --      --      --        --       --             --         --              --
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52

DTI Mean: 40.66   Median: 41.88   Standard Deviation: 8.54


PURPOSE BUCKET

                                  Deal Size
Purpose                --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Purchase                 3,062     493,528,000    41.98%   161,178
Refi (Cash out)          2,779     639,132,931    54.36%   229,987
Refi (no Cash)              --              --     0.00%        --
Refi (Rate Term)           198      43,099,900     3.67%   217,676
Consolidation               --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
Purpose                -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Purchase               7.213    666   85.03   40.99     94.74    82.33             --      37.44           29.67
Refi (Cash out)        6.881    622   80.12   40.28     96.44    86.13         100.00      49.46           24.69
Refi (no Cash)            --     --      --      --        --       --             --         --              --
Refi (Rate Term)       7.040    624   80.33   42.49     97.33    86.88             --      57.01           17.52
Consolidation             --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


OCCUPANCY BUCKET

                                  Deal Size
Occ Type               --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Primary (OOC)            5,738   1,125,924,668    95.76%   196,222
Investment                 152      27,431,774     2.33%   180,472
2nd / Vacation             149      22,404,389     1.91%   150,365
Rental                      --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
Occ Type               -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Primary (OOC)          7.019    639   82.34   40.72    100.00    85.12          54.75      45.29           27.13
Investment             7.243    659   75.01   38.71        --    62.91          64.43      33.32            1.30
2nd / Vacation         7.125    696   83.29   40.29        --    83.11          22.61      28.60           26.58
Rental                    --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


DOCUMENTATION BUCKET

                                  Deal Size
Doc Type               --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Full                     2,853     525,435,558    44.69%   184,169
Alternative                 --              --     0.00%        --
Limited                    870     188,437,411    16.03%   216,595
Stated                   2,316     461,887,862    39.28%   199,433
No Ratio                    --              --     0.00%        --
NINA                        --              --     0.00%        --
No Doc                      --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
Doc Type               -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Full                   6.942    629   83.01   41.29     97.04    86.38          60.16     100.00           31.94
Alternative               --     --      --      --        --       --             --         --              --
Limited                6.883    636   83.95   37.71     94.25    84.63          53.93         --           36.72
Stated                 7.181    655   80.54   41.14     94.92    82.47          47.94         --           16.19
No Ratio                  --     --      --      --        --       --             --         --              --
NINA                      --     --      --      --        --       --             --         --              --
No Doc                    --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


PROPERTY BUCKET

                                  Deal Size
Property Type          --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Single Family            4,285     841,247,380    71.55%   196,324
PUD                        818     153,034,422    13.02%   187,084
2-4 Unit                   263      70,203,651     5.97%   266,934
Townhouse                   --              --       --         --
Condo                      673     111,275,377     9.46%   165,342
MH                          --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
Property Type          -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Single Family          7.014    638   82.02   40.66     96.59   100.00          57.31      45.29           25.73
PUD                    7.110    647   83.64   40.12     95.28   100.00          44.70      47.62           31.55
2-4 Unit               7.023    637   78.57   42.17     86.13       --          65.81      29.57            8.92
Townhouse                 --     --      --      --        --       --             --         --              --
Condo                  7.007    653   83.78   40.45     96.21       --          38.14      45.66           36.64
MH                        --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


PRINCIPAL BUCKET

                                  Deal Size
UPB                    --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
=<50                       681      24,225,004     2.06%    35,573
>50 =<75                   700      43,945,383     3.74%    62,779
>75 =<100                  565      49,423,059     4.20%    87,474
>100 =<125                 446      50,157,867     4.27%   112,462
>125 =<150                 437      60,139,835     5.11%   137,620
>150 =<200                 776     135,975,019    11.56%   175,226
>200 =<250                 675     152,009,261    12.93%   225,199
>250 =<300                 495     135,284,775    11.51%   273,303
>300 =<350                 401     129,821,283    11.04%   323,744
>350 =<400                 303     113,448,489     9.65%   374,417
>400 =<450                 215      91,248,093     7.76%   424,410
>450 =<500                 141      67,014,156     5.70%   475,278
>500 =<600                 119      64,833,800     5.51%   544,822
>600 =<700                  54      34,567,439     2.94%   640,138
=>700                       31      23,667,368     2.01%   763,464
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
UPB                    -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
=<50                   9.827    659   97.68   39.22     93.55    82.26          19.61      51.80              --
>50 =<75               9.233    660   93.83   39.72     93.74    83.62          22.53      44.05            0.94
>75 =<100              8.786    649   91.62   40.71     95.90    87.44          30.49      46.70            2.04
>100 =<125             7.981    638   86.18   39.95     94.00    83.99          44.75      51.51            7.33
>125 =<150             7.376    626   82.16   39.95     92.82    86.48          55.54      58.56           11.49
>150 =<200             7.039    627   79.10   39.85     94.15    84.55          63.35      53.24           17.44
>200 =<250             6.745    635   79.02   40.70     95.39    84.75          60.34      48.06           26.25
>250 =<300             6.657    640   79.76   41.32     96.15    84.87          55.11      38.91           29.45
>300 =<350             6.698    635   80.72   41.22     98.03    85.83          58.38      39.51           31.65
>350 =<400             6.675    646   81.60   41.64     96.36    82.51          52.86      34.83           34.77
>400 =<450             6.588    646   82.33   41.50     96.67    78.95          56.29      40.84           37.76
>450 =<500             6.638    646   81.56   41.13     97.83    82.00          56.71      38.24           36.89
>500 =<600             6.375    656   82.89   41.64     95.80    85.59          53.69      42.75           48.18
>600 =<700             6.371    648   81.76   37.47     96.36    92.72          61.75      42.39           51.77
=>700                  6.335    645   79.46   37.33     96.46    93.27          83.98      64.38           31.74
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52

* In $1,000
Min 14,922 Max 844,808


State Concentration Bucket *

                                  Deal Size
State*                 --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
California               2,537     616,248,631    52.41%   242,904
Maryland                   347      64,111,249     5.45%   184,759
New York                   245      63,400,172     5.39%   258,776
Florida                    421      59,547,450     5.06%   141,443
Virginia                   256      46,957,807     3.99%   183,429
New Jersey                 183      39,467,072     3.36%   215,667
Arizona                    223      33,181,076     2.82%   148,794
Illinois                   185      33,121,859     2.82%   179,037
Nevada                     165      30,134,128     2.56%   182,631
Washington                 186      26,775,063     2.28%   143,952
Texas                      248      23,730,699     2.02%    95,688
Connecticut                 95      18,638,475     1.59%   196,194
Pennsylvania               103      13,652,657     1.16%   132,550
Rhode Island                41       7,308,126     0.62%   178,247
District of Columbia        32       7,172,294     0.61%   224,134
Other                      772      92,314,072     7.85%   119,578
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
State*                 -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
California             6.851    649   81.37   40.69     96.70    84.57          52.78      40.07           37.02
Maryland               7.234    630   83.42   40.26     98.45    88.82          62.43      55.15           23.88
New York               6.982    625   80.31   41.13     96.04    69.52          66.39      39.53            9.81
Florida                7.253    636   82.84   39.77     88.85    85.85          54.31      51.61           12.97
Virginia               7.465    634   84.18   41.94     98.25    90.38          50.44      39.97           11.18
New Jersey             7.026    628   81.48   41.21     95.96    69.20          65.61      43.00            9.86
Arizona                7.116    647   84.03   39.45     85.80    97.40          51.50      49.79           23.24
Illinois               7.098    638   83.05   41.81     99.83    72.09          62.71      51.16           10.40
Nevada                 7.108    648   81.93   40.26     87.32    93.55          45.58      45.13           26.89
Washington             6.967    641   85.29   37.95     95.41    86.50          42.76      50.75           39.17
Texas                  7.595    636   84.29   39.32     95.98    97.85           8.18      53.39            3.93
Connecticut            6.969    612   80.16   43.31     94.35    69.34          70.04      41.58            7.64
Pennsylvania           7.393    606   83.12   42.16     97.78    91.63          72.33      64.86            7.90
Rhode Island           6.931    630   81.61   40.12     96.54    73.40          63.73      51.79           24.24
District of Columbia   7.056    627   80.20   43.80     98.25    92.61          67.27      48.49            4.52
Other                  7.463    625   85.11   40.45     95.19    89.91          56.82      58.95           10.81
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52

* Fill in top 15 states only, combine the remaining in the "Other" Bucket. *Separate California into North and South if possible.


                                  Deal Size
California Breakdown   --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
CA North                   633     162,326,317    26.34%   256,440
CA South                 1,904     453,922,314    73.66%   238,405
                         2,537     616,248,631   100.00%   242,904
                                           Weighted Average Collateral Characteristics
California Breakdown   -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
CA North               6.784    652   82.14   39.45     96.07    90.31          51.20      48.67           44.58
CA South               6.875    648   81.10   41.13     96.93    82.52          53.34      37.00           34.32
                       6.851    649   81.37   40.69     96.70    84.57          52.78      40.07           37.02


FIXED / FLOATING (ii)

                                  Deal Size
                       --------------------------------    WA Loan
Type                   # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Fixed                      451      89,886,520     7.64%   199,305
Balloon                  2,205     267,518,954    22.75%   121,324
2/28                     2,141     454,775,397    38.68%   212,413
3/27                       130      29,073,271     2.47%   223,641
5/25                        86      19,944,640     1.70%   231,914
2/28 IO                    848     258,651,293    22.00%   305,013
3/27 IO                      9       3,262,120     0.28%   362,458
5/25 IO                    157      49,242,612     4.19%   313,647
Other                       12       3,406,025     0.29%   283,835
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
                       -----------------------------------------------------------------------------------------
Type                    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Fixed                  6.823    643   76.92   41.20     94.08    85.97          75.34      53.65              --
Balloon                7.964    649   88.71   41.27     98.15    84.90          39.46      37.67              --
2/28                   7.100    619   80.58   41.51     93.86    83.97          58.90      41.23              --
3/27                   6.911    622   80.71   40.86     93.35    77.84          77.29      39.07              --
5/25                   6.508    649   77.62   39.49     83.95    89.64          78.01      47.75              --
2/28 IO                6.267    660   81.18   38.89     97.84    85.75          48.83      54.12          100.00
3/27 IO                5.786    685   81.88   36.49    100.00    71.11          48.54      51.46          100.00
5/25 IO                6.016    685   79.67   38.76     98.53    81.26          60.83      51.81          100.00
Other                  6.279    696   76.26   36.21     94.13   100.00          62.09      25.33           18.67
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.


LIEN BUCKET

                                  Deal Size
                       --------------------------------    WA Loan
Type                   # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
First                    4,349   1,066,029,820    90.67%   245,121
Second                   1,690     109,731,010     9.33%    64,930
Third                       --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
                       -----------------------------------------------------------------------------------------
Type                    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
First                  6.744    637   80.36   40.64     95.63    84.55          58.34      45.41           29.25
Second                 9.767    675   99.98   40.90     97.08    84.67          15.67      37.70              --
Third                     --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


PREPAYMENT BUCKET

                                  Deal Size
                       --------------------------------    WA Loan
Type                   # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
None                     1,811     327,882,508    27.89%   181,051
6 Months                    --              --     0.00%        --
1 Year                     221      52,986,045     4.51%   239,756
2 Year                   3,436     673,443,015    57.28%   195,996
3 Year                     571     121,449,263    10.33%   212,696
5 Year                      --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
                       -----------------------------------------------------------------------------------------
Type                    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
None                   7.303    640   83.38   40.65     95.61    80.17          53.20      44.34           18.79
6 Months                  --     --      --      --        --       --             --         --              --
1 Year                 6.872    652   79.55   40.25     91.84    82.91          58.31      44.09           28.74
2 Year                 6.970    638   82.36   40.77     96.41    86.26          51.30      44.52           30.32
3 Year                 6.660    651   79.20   40.26     94.32    87.77          72.76      46.85           25.32
5 Year                    --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52


INDEX BUCKET

                                  Deal Size
                       --------------------------------    WA Loan
Type                   # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
Fixed Rate               2,134     203,424,156    17.30%    95,325
Libor - 1 Month              1         636,000     0.05%   636,000
Libor - 6 Month          3,904     971,700,675    82.64%   248,899
CMT - 1 Year                --              --     0.00%        --
                            --              --     0.00%        --
                            --              --     0.00%        --
                            --              --     0.00%        --
Other                       --              --     0.00%        --
TOTAL                    6,039   1,175,760,831   100.00%   194,695
                                           Weighted Average Collateral Characteristics
                       -----------------------------------------------------------------------------------------
Type                    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc   Interest only
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
Fixed Rate             8.386    660   89.21   40.96     95.70    85.36          42.89      44.40              --
Libor - 1 Month        2.990    810   80.00   31.97    100.00   100.00             --     100.00          100.00
Libor - 6 Month        6.744    636   80.72   40.60     95.77    84.39          56.80      44.71           32.02
CMT - 1 Year              --     --      --      --        --       --             --         --              --
                          --     --      --      --        --       --             --         --              --
                          --     --      --      --        --       --             --         --              --
                          --     --      --      --        --       --             --         --              --
Other                     --     --      --      --        --       --             --         --              --
TOTAL                  7.026    641   82.19   40.66     95.76    84.56          54.36      44.69           26.52

List all reset rates


IO ONLY BUCKET

                                  Deal Size
                       --------------------------------    WA Loan
Type                   # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
NA                          --              --     0.00%        --
=<500                       --              --     0.00%        --
>500 =<520                  --              --     0.00%        --
>520 =<540                   1         232,000     0.07%   232,000
>540 =<560                   3         592,423     0.19%   197,474
>560 =<580                   5       1,687,005     0.54%   197,474
>580 =<600                  93      27,168,865     8.71%   337,401
>600 =<620                 115      33,585,127    10.77%   292,138
>620 =<640                 140      43,995,059    14.11%   292,045
>640 =<660                 134      40,632,027    13.03%   314,250
>660 =<680                 172      53,378,436    17.12%   303,224
>680 =<700                 145      43,400,705    13.92%   310,340
>700 =<750                 155      49,726,670    15.95%   299,315
>750                        52      17,393,708     5.58%   320,817
TOTAL                    1,015     311,792,024   100.00%   334,494
                                           Weighted Average Collateral Characteristics
                       -----------------------------------------------------------------------------------------
Type                    WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc     LTV =>80
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
NA                        --     --      --      --        --       --             --         --              --
=<500                     --     --      --      --        --       --             --         --              --
>500 =<520                --     --      --      --        --       --             --         --              --
>520 =<540                 7    522      80      39       100      100             --        100              --
>540 =<560                 7    548      82      35       100      100             26        100              26
>560 =<580             6.533    548   82.33   35.34    100.00   100.00          25.57     100.00           25.57
>580 =<600             6.742    576   82.46   38.86    100.00   100.00          16.60      61.00           38.02
>600 =<620             6.575    592   81.11   38.87    100.00    84.15          62.33      81.13           38.22
>620 =<640             6.345    611   80.82   39.49     99.13    91.96          63.25      69.86           32.40
>640 =<660             6.279    631   82.15   38.46     98.94    86.03          63.08      62.69           35.77
>660 =<680             6.139    651   81.87   37.90     99.66    79.46          61.48      60.28           39.22
>680 =<700             6.235    669   80.95   40.07     99.07    86.34          45.37      40.91           23.63
>700 =<750             6.191    690   80.19   38.76     96.12    82.21          40.10      31.57           25.20
>750                   6.053    719   80.36   39.23     95.58    84.25          39.45      44.35           26.04
TOTAL                  5.828    773   79.14   36.04     94.08    84.51          30.19      62.01           15.87


 IO PRINCIPAL BUCKET

                                  Deal Size
UPB                    --------------------------------    WA Loan
                       # Loans      Balance        %       Balance
--------------------   -------   -------------   ------    -------
=<50                        --              --     0.00%        --
>50 =<75                     6         411,426     0.13%    68,571
>75 =<100                   11       1,006,679     0.32%    91,516
>100 =<500                 903     253,731,562    81.38%   280,987
>500 =<600                  57      31,233,982    10.02%   547,965
>600 =<700                  28      17,896,376     5.74%   639,156
=>700                       10       7,512,000     2.41%   751,200
TOTAL                    1,015     311,792,024   100.00%   307,184
                                           Weighted Average Collateral Characteristics
UPB                    -----------------------------------------------------------------------------------------
                        WAC    FICO   %LTV    % DTI   Primary   SF/PUD   Refi Cachout   Full Doc     LTV =>80
--------------------   -----   ----   -----   -----   -------   ------   ------------   --------   -------------
=<50                      --     --      --      --        --       --             --         --              --
>50 =<75               7.211    635   65.26   36.14    100.00   100.00          65.27      82.50           15.75
>75 =<100              6.840    641   79.45   36.31    100.00    81.60          53.77      64.32           27.96
>100 =<500             6.254    663   80.72   39.01     97.98    82.72          49.88      53.27           28.11
>500 =<600             6.016    672   82.27   39.76     98.10    92.95          49.08      53.92           37.36
>600 =<700             6.070    673   81.51   36.52     96.63   100.00          50.65      49.72           28.55
=>700                  5.959    676   83.01   35.02    100.00    89.32          80.65      78.83           60.58
TOTAL                  6.216    664   80.95   38.83     97.98    84.91          50.62      53.82           29.82

* In $1,000


Percentage of MI coverage based on FICO and LTV buckets.*
                     ---------------------------------------------------------------------------------------------------------------
                                                             Loan-to-Value (LTV)
                     ---------------------------------------------------------------------------------------------------------------
                     =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
                     ---------------------------------------------------------------------------------------------------------------
        NA
        =<500
        >500 =<550
        >550 =<600
        >600 =<625
        >625 =<650
FICO    >650 =<675
        >675 =<700
        >700 =<725
        >725 =<750
        >750 <800
        =>800

* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate - Full Doc

FICO Range   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------   --------   -----------   -----------   -----------   -----------   -----------   -----------   ------------
0 - 560          0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.00
560 - 599        0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.00
600 - 619        0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.01
620 - 659        0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.01
660 - 699        0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.01
700 - 740        0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.00
740 +            0.00          0.00          0.00          0.00          0.00          0.00          0.00           0.00


Fixed Rate - Non-Full Doc

FICO Range   0% - 60%    60.1% - 70%    70.1% - 75%    75.1% - 79%    79.1% - 80%    80.1% - 90%    90.1% - 95%    95.1% - 100%
----------   --------    -----------    -----------    -----------    -----------    -----------    -----------    ------------
0 - 560          0.04%          0.01%          0.08%          0.00%          0.03%          0.01%          0.00%           0.00%
560 - 599        0.12%          0.10%          0.04%          0.01%          0.13%          0.10%          0.01%           0.00%
600 - 619        0.09%          0.07%          0.03%          0.10%          0.09%          0.07%          0.01%           0.47%
620 - 659        0.27%          0.05%          0.30%          0.01%          0.39%          0.31%          0.00%           1.54%
660 - 699        0.03%          0.08%          0.18%          0.07%          0.32%          0.25%          0.05%           2.10%
700 - 740        0.00%          0.04%          0.04%          0.00%          0.06%          0.05%          0.03%           1.06%
740 +            0.03%          0.00%          0.10%          0.02%          0.02%          0.00%          0.00%           0.63%


Fully Amortizing Arm - Full Doc

FICO Range   0% - 60%    60.1% - 70%    70.1% - 75%    75.1% - 79%    79.1% - 80%    80.1% - 90%    90.1% - 95%    95.1% - 100%
----------   --------    -----------    -----------    -----------    -----------    -----------    -----------    ------------
0 - 560          0.25%          0.66%          0.43%          0.33%          0.95%          1.90%          0.32%           0.00%
560 - 599        0.17%          0.37%          0.22%          0.09%          0.44%          1.98%          0.79%           0.01%
600 - 619        0.06%          0.27%          0.09%          0.06%          0.84%          0.92%          0.58%           0.01%
620 - 659        0.05%          0.23%          0.05%          0.12%          1.18%          0.95%          0.69%           0.05%
660 - 699        0.04%          0.06%          0.16%          0.02%          0.68%          0.20%          0.33%           0.10%
700 - 740        0.00%          0.00%          0.03%          0.00%          0.18%          0.04%          0.13%           0.06%
740 +            0.04%          0.03%          0.01%          0.00%          0.29%          0.17%          0.12%           0.02%


Fully Amortizing Arm - Non-Full Doc

FICO Range   0% - 60%    60.1% - 70%    70.1% - 75%    75.1% - 79%    79.1% - 80%    80.1% - 90%    90.1% - 95%    95.1% - 100%
----------   --------    -----------    -----------    -----------    -----------    -----------    -----------    ------------
0 - 560          0.31%          0.94%          0.64%          0.09%          0.20%          0.46%          0.09%           0.00%
560 - 599        0.32%          0.83%          0.89%          0.15%          0.29%          0.56%          0.43%           0.02%
600 - 619        0.16%          0.29%          0.38%          0.10%          1.62%          0.93%          0.27%           0.04%
620 - 659        0.30%          0.39%          0.65%          0.36%          3.58%          1.83%          0.44%           0.01%
660 - 699        0.07%          0.14%          0.26%          0.23%          2.24%          0.78%          0.16%           0.05%
700 - 740        0.00%          0.15%          0.05%          0.17%          1.51%          0.42%          0.11%           0.03%
740 +            0.03%          0.07%          0.03%          0.02%          0.95%          0.17%          0.09%           0.04%


Non-Fully Amortizing Arm - Full Doc

FICO Range   0% - 60%    60.1% - 70%    70.1% - 75%    75.1% - 79%    79.1% - 80%    80.1% - 90%    90.1% - 95%    95.1% - 100%
----------   --------    -----------    -----------    -----------    -----------    -----------    -----------    ------------
0 - 560          0.00%          0.11%          0.16%          0.10%          0.25%          0.32%          0.18%           0.00%
560 - 599        0.08%          0.12%          0.04%          0.18%          0.93%          1.30%          0.19%           0.00%
600 - 619        0.01%          0.09%          0.24%          0.12%          1.30%          0.66%          0.10%           0.03%
620 - 659        0.05%          0.22%          0.26%          0.10%          2.69%          1.94%          0.13%           0.03%
660 - 699        0.12%          0.15%          0.10%          0.13%          2.50%          0.84%          0.03%           0.03%
700 - 740        0.06%          0.09%          0.03%          0.08%          1.29%          0.40%          0.06%           0.00%
740 +            0.04%          0.04%          0.16%          0.08%          0.85%          0.26%          0.00%           0.00%


Non-Fully Amortizing Arm - Non-Full Doc

FICO Range   0% - 60%    60.1% - 70%    70.1% - 75%    75.1% - 79%    79.1% - 80%    80.1% - 90%    90.1% - 95%    95.1% - 100%
----------   --------    -----------    -----------    -----------    -----------    -----------    -----------    ------------
0 - 560          0.14%          0.16%          0.13%          0.03%          0.12%          0.08%          0.05%           0.00%
560 - 599        0.09%          0.29%          0.30%          0.14%          0.11%          0.31%          0.12%           0.00%
600 - 619        0.03%          0.09%          0.20%          0.12%          1.03%          0.80%          0.00%           0.00%
620 - 659        0.04%          0.12%          0.47%          0.30%          2.44%          1.77%          0.25%           0.00%
660 - 699        0.06%          0.17%          0.15%          0.21%          4.11%          1.74%          0.04%           0.00%
700 - 740        0.00%          0.06%          0.09%          0.04%          1.83%          0.80%          0.01%           0.00%
740 +            0.11%          0.02%          0.04%          0.05%          0.91%          0.21%          0.00%           0.00%

This information is being delivered to a specific number of prospective
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an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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would be made pursuant to a definitive Prospectus or Private Placement
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Arm

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 3,905
Aggregate Principal Balance ($): 972,336,675
Weighted Average Current Mortgage Rate (%): 6.742
Non-Zero Weighted Average Margin (%): 6.346
Non-Zero Weighted Average Maximum Rate (%): 13.240
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Combined Original LTV (%): 80.72
% First Liens: 100.00
% Owner Occupied: 95.77
% Purchase: 39.90
% Full Doc: 44.75
Non-Zero Weighted Average Credit Score: 637


2. Product Types

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % of
                                                                                     Mortgage
                                                                                      Pool by
                                                                        Aggregate    Aggregate                Weighted   Weighted
                                                             Number      Cut-off      Cut-off                 Average     Average
                                                               of         Date         Date                    Gross     Remaining
                                                            Mortgage    Principal    Principal    Average     Interest     Term
Product Types                                                Loans     Balance ($)    Balance     Balance     Rate (%)   (months)
----------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                                     11     2,770,025        0.28   251,820.46      7.034         358
ARM - 2 Year/6 Month                                           2,141   454,775,397       46.77   212,412.61      7.100         358
ARM - 3 Year/6 Month                                             130    29,073,271        2.99   223,640.54      6.911         358
ARM - 5 Year/6 Month                                              86    19,944,640        2.05   231,914.42      6.508         358
Interest Only ARM - 5 Year/6 Month                               157    49,242,612        5.06   313,647.21      6.016         358
Interest Only ARM - 2 Year/6 Month                               848   258,651,293       26.60   305,013.32      6.267         358
Interest Only ARM - 3 Year/6 Month                                 9     3,262,120        0.34   362,457.78      5.786         358
Interest Only ARM - 10 Year/1 Month                                1       636,000        0.07   636,000.00      2.990         297
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        477   139,987,608       14.40   293,475.07      6.752         358
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon         28     8,063,816        0.83   287,993.43      6.916         358
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon         17     5,929,894        0.61   348,817.28      6.248         358
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                         3,905   972,336,675      100.00   248,997.87      6.742         358
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                                                            Weighted
                                                            Average    Weighted
                                                            Combined   Average
                                                            Original     FICO
Product Types                                                 LTV       Score
-------------------------------------------------------------------------------
ARM - 6 Month                                                  75.40        670
ARM - 2 Year/6 Month                                           80.58        619
ARM - 3 Year/6 Month                                           80.71        622
ARM - 5 Year/6 Month                                           77.62        649
Interest Only ARM - 5 Year/6 Month                             79.67        685
Interest Only ARM - 2 Year/6 Month                             81.18        660
Interest Only ARM - 3 Year/6 Month                             81.88        685
Interest Only ARM - 10 Year/1 Month                            80.00        810
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon      81.11        631
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon      83.11        623
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon      79.98        649
-------------------------------------------------------------------------------
Total:                                                         80.72        637
-------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                        1       636,000        0.07   636,000.00      2.990         297      80.00        810
4.000 - 4.999                       12     4,490,910        0.46   374,242.50      4.933         358      74.37        713
5.000 - 5.999                      735   220,081,086       22.63   299,430.05      5.739         358      78.89        670
6.000 - 6.999                    1,694   446,333,926       45.90   263,479.30      6.547         358      80.78        646
7.000 - 7.999                      973   219,026,222       22.53   225,104.03      7.497         358      81.88        608
8.000 - 8.999                      389    68,270,992        7.02   175,503.83      8.448         358      82.82        571
9.000 - 9.999                       90    12,706,231        1.31   141,180.35      9.373         358      81.22        540
10.000 - 10.999                     11       791,307        0.08    71,936.99     10.327         357      82.21        542
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Minimum: 2.990
Maximum: 10.750
Weighted Average: 6.742


4. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                     44     1,974,430        0.20    44,873.40      8.374         358      76.47        616
50,001 - 75,000                    150     9,628,242        0.99    64,188.28      7.882         358      79.44        610
75,001 - 100,000                   204    17,946,560        1.85    87,973.33      7.499         358      81.09        610
100,001 - 125,000                  265    29,910,142        3.08   112,868.46      7.195         358      80.29        619
125,001 - 150,000                  333    45,907,431        4.72   137,860.15      7.129         358      80.38        618
150,001 - 175,000                  328    53,552,885        5.51   163,270.99      7.023         358      78.86        618
175,001 - 200,000                  333    62,541,263        6.43   187,811.60      6.912         358      78.60        628
200,001 - 225,000                  315    67,106,909        6.90   213,037.81      6.733         358      79.30        636
225,001 - 250,000                  297    70,829,368        7.28   238,482.72      6.766         358      79.48        633
250,001 - 275,000                  259    67,603,235        6.95   261,016.35      6.732         358      79.62        637
275,001 - 300,000                  204    58,847,206        6.05   288,466.70      6.586         358      80.23        643
300,001 - 325,000                  211    65,961,886        6.78   312,615.57      6.704         358      81.75        639
325,001 - 350,000                  164    55,298,119        5.69   337,183.65      6.695         358      80.25        629
350,001 - 375,000                  148    53,582,237        5.51   362,042.14      6.635         358      82.17        650
375,001 - 400,000                  133    51,702,749        5.32   388,742.47      6.717         358      81.50        642
400,001 - 425,000                  103    42,478,504        4.37   412,412.66      6.587         358      83.09        637
425,001 - 450,000                   91    39,835,329        4.10   437,750.87      6.561         358      82.22        648
450,001 - 475,000                   67    31,019,624        3.19   462,979.46      6.695         358      80.95        638
475,001 - 500,000                   66    32,268,713        3.32   488,919.90      6.601         358      82.43        651
500,001 - 750,000                  176   103,230,910       10.62   586,539.26      6.354         357      82.61        654
750,001 - 1,000,000                 14    11,110,933        1.14   793,638.04      6.374         358      79.20        640
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Minimum: 36,813
Maximum: 844,808
Average: 248,998


5. Stated Original Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Stated Original               Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Term (months)                  Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
300                                  1       636,000        0.07   636,000.00      2.990         297      80.00        810
360                              3,904   971,700,675       99.93   248,898.74      6.744         358      80.72        636
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Minimum: 300
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
289 - 300                            1       636,000        0.07   636,000.00      2.990         297      80.00        810
349 - 360                        3,904   971,700,675       99.93   248,898.74      6.744         358      80.72        636
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Minimum: 297
Maximum: 359
Weighted Average: 358


7. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                        1        39,922        0.00    39,921.95      6.825         358      12.05        589
20.01 - 25.00                        4       315,248        0.03    78,812.02      7.224         357      22.35        588
25.01 - 30.00                        2       185,784        0.02    92,891.94      6.676         358      28.00        596
30.01 - 35.00                        6       744,963        0.08   124,160.57      6.409         358      31.38        658
35.01 - 40.00                        6       745,605        0.08   124,267.47      6.419         358      37.78        598
40.01 - 45.00                       25     4,108,963        0.42   164,358.50      7.101         358      42.34        591
45.01 - 50.00                       29     4,760,046        0.49   164,139.51      6.830         358      48.42        613
50.01 - 55.00                       38     7,669,630        0.79   201,832.38      6.780         358      52.69        610
55.01 - 60.00                       59    12,569,724        1.29   213,046.16      6.659         358      57.65        614
60.01 - 65.00                      106    22,771,146        2.34   214,822.13      6.955         358      63.19        589
65.01 - 70.00                      214    49,420,400        5.08   230,936.45      6.888         358      68.58        603
70.01 - 75.00                      290    73,401,420        7.55   253,108.34      6.785         358      73.95        607
75.01 - 80.00                    1,767   455,026,665       46.80   257,513.68      6.508         358      79.77        656
80.01 - 85.00                      411   105,811,265       10.88   257,448.33      6.842         358      84.20        623
85.01 - 90.00                      612   161,221,102       16.58   263,433.17      6.880         358      89.54        630
90.01 - 95.00                      296    67,270,428        6.92   227,264.96      7.523         358      94.62        620
95.01 - 100.00                      39     6,274,364        0.65   160,881.12      7.491         358      99.52        669
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Minimum: 12.05
Maximum: 100.00
Weighted Average: 80.72


8. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of                      Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Gross Margins (%)              Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
<= 3.500                             1       636,000        0.07   636,000.00      2.990         297      80.00        810
3.501 - 4.000                        1       194,718        0.02   194,718.25      7.650         358      87.44        604
4.001 - 4.500                      108    21,960,507        2.26   203,338.03      6.895         358      82.07        639
4.501 - 5.000                       83    21,082,523        2.17   254,006.30      5.999         358      78.02        667
5.001 - 5.500                      432   122,724,234       12.62   284,083.87      6.006         358      78.73        660
5.501 - 6.000                      792   214,827,186       22.09   271,246.45      6.239         358      78.43        648
6.001 - 6.500                      871   232,253,210       23.89   266,651.22      6.701         358      80.32        636
6.501 - 7.000                      729   177,059,750       18.21   242,880.32      7.023         358      82.58        633
7.001 - 7.500                      424    96,026,109        9.88   226,476.67      7.428         358      83.89        612
7.501 - 8.000                      335    63,579,110        6.54   189,788.39      7.915         358      83.21        601
8.001 - 8.500                       81    15,951,441        1.64   196,931.37      7.997         358      84.08        595
8.501 - 9.000                       42     5,484,257        0.56   130,577.54      8.667         358      83.48        608
9.001 - 9.500                        6       557,631        0.06    92,938.43      9.589         358      73.03        534
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.375
Maximum: 9.300
Non-Zero Weighted Average: 6.346


9. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
<=5.000                             16     5,664,553        0.58   354,034.59      4.856         351      75.52        715
5.001 - 5.500                      153    49,093,833        5.05   320,874.72      5.365         358      78.21        687
5.501 - 6.000                      616   181,032,347       18.62   293,883.68      5.855         358      79.28        664
6.001 - 6.500                      803   215,338,819       22.15   268,167.89      6.321         358      80.30        650
6.501 - 7.000                      890   228,479,815       23.50   256,718.89      6.802         358      81.19        641
7.001 - 7.500                      487   115,054,756       11.83   236,252.07      7.293         358      81.44        616
7.501 - 8.000                      473    99,152,347       10.20   209,624.41      7.794         358      82.45        597
8.001 - 8.500                      214    39,638,972        4.08   185,228.84      8.260         358      82.90        576
8.501 - 9.000                      157    26,216,387        2.70   166,983.36      8.779         358      82.76        558
9.001 - 9.500                       54     8,028,022        0.83   148,667.07      9.263         358      79.29        544
9.501 - 10.000                      32     3,936,385        0.40   123,012.03      9.690         358      84.35        534
10.001 -10.500                       8       569,240        0.06    71,154.96     10.282         357      81.13        546
10.501 - 11.000                      2       131,198        0.01    65,599.00     10.750         357      85.00        533
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.990
Maximum: 10.750
Non-Zero Weighted Average: 6.742


10. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
<= 12.500                          783   235,229,140       24.19   300,420.36      5.732         358      79.00        670
12.501 - 13.000                    807   216,749,419       22.29   268,586.64      6.321         358      80.29        650
13.001 - 13.500                    889   228,203,919       23.47   256,697.32      6.802         358      81.20        641
13.501 - 14.000                    489   115,628,932       11.89   236,459.98      7.292         358      81.44        617
14.001 - 14.500                    472    98,823,869       10.16   209,372.60      7.796         358      82.40        597
14.501 - 15.000                    213    39,134,691        4.02   183,730.94      8.277         358      82.87        576
15.001 - 15.500                    156    25,901,860        2.66   166,037.56      8.781         358      82.66        557
15.501 - 16.000                     53     7,823,223        0.80   147,607.98      9.256         358      79.98        544
16.001 - 16.500                     33     4,141,184        0.43   125,490.41      9.682         358      82.81        533
16.501 - 17.000                      8       569,240        0.06    71,154.96     10.282         357      81.13        546
17.001 - 17.500                      2       131,198        0.01    65,599.00     10.750         357      85.00        533
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 9.490
Maximum: 17.250
Non-Zero Weighted Average: 13.240


11. Initial Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0.975                                1       151,785        0.02   151,784.74      7.750         358      80.00        636
1                                   40     8,717,974        0.90   217,949.35      6.879         353      78.89        643
1.495                                1       110,533        0.01   110,532.61      7.125         357      80.00        713
1.5                                287    64,894,193        6.67   226,112.17      7.321         358      79.63        607
2                                    4       602,975        0.06   150,743.68      7.426         358      88.23        619
3                                3,421   850,161,487       87.43   248,512.57      6.737         358      80.87        636
5                                  151    47,697,729        4.91   315,879.00      5.997         358      79.74        686
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.975
Maximum: 5.000
Non-Zero Weighted Average: 2.979


12. Subsequent Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0.5                                  1       238,400        0.02   238,400.09      6.925         357      78.36        619
1                                3,891   969,631,032       99.72   249,198.41      6.741         358      80.73        637
1.5                                 12     2,418,703        0.25   201,558.55      6.996         357      76.74        611
3                                    1        48,540        0.00    48,539.96     10.375         357      90.00        559
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.500
Maximum: 3.000
Non-Zero Weighted Average: 1.001


13. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Aug-05                               1       636,000        0.07   636,000.00      2.990         297      80.00        810
Oct-05                               1       136,912        0.01   136,912.00      8.000         357      80.00        788
Nov-05                              10     2,633,113        0.27   263,311.31      6.984         358      75.16        664
Feb-07                               2       555,336        0.06   277,668.18      8.039         355      89.36        600
Mar-07                              27     5,199,086        0.53   192,558.75      7.431         356      78.51        607
Apr-07                             735   177,405,609       18.25   241,368.18      6.905         357      81.15        628
May-07                           2,697   669,126,464       68.82   248,100.28      6.756         358      80.78        635
Jun-07                               5     1,127,802        0.12   225,560.36      6.081         359      80.49        654
Mar-08                               3       543,310        0.06   181,103.20      7.249         356      85.58        640
Apr-08                              30     7,423,415        0.76   247,447.15      7.009         357      83.31        606
May-08                             134    32,432,483        3.34   242,033.45      6.771         358      80.75        632
Mar-10                               2       403,741        0.04   201,870.62      7.375         356      93.05        658
Apr-10                              44    11,210,142        1.15   254,775.95      6.333         357      80.39        658
May-10                             214    63,503,262        6.53   296,744.22      6.127         358      78.84        675
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
California                       1,595   514,590,380       52.92   322,627.20      6.510         358      79.55        645
Maryland                           233    53,348,123        5.49   228,961.90      7.006         358      82.33        626
Florida                            274    48,726,404        5.01   177,833.59      6.973         358      81.57        631
New York                           153    46,740,821        4.81   305,495.56      6.820         358      80.29        616
Virginia                           162    38,873,139        4.00   239,957.65      7.074         358      82.01        630
New Jersey                         140    33,955,056        3.49   242,536.12      6.981         358      81.18        623
Illinois                           141    29,855,018        3.07   211,737.72      6.930         358      82.01        632
Arizona                            150    28,500,448        2.93   190,002.98      6.865         358      82.40        641
Nevada                             113    26,183,405        2.69   231,711.55      6.827         358      80.35        645
Washington                         110    21,619,640        2.22   196,542.18      6.587         358      83.04        637
Texas                              130    18,069,274        1.86   138,994.41      7.261         358      82.50        630
Connecticut                         70    14,478,991        1.49   206,842.73      6.930         358      80.71        612
Pennsylvania                        67    10,158,366        1.04   151,617.40      7.401         358      82.00        597
District of Columbia                24     6,512,274        0.67   271,344.73      6.890         358      79.66        623
Michigan                            42     6,505,794        0.67   154,899.85      7.903         358      86.45        602
Other                              501    74,219,542        7.63   148,142.80      7.201         358      83.78        622
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 46


15. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Primary                          3,695   931,247,400       95.77   252,029.07      6.731         358      80.87        635
Investment                         124    22,455,589        2.31   181,093.46      7.204         358      74.66        656
Second Home                         86    18,633,686        1.92   216,670.77      6.704         358      80.46        695
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


16. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence          2,809   694,140,917       71.39   247,113.18      6.748         358      80.62        634
Planned Unit Development           487   126,490,814       13.01   259,734.73      6.733         358      81.79        644
Condominium                        406    92,332,691        9.50   227,420.42      6.610         358      81.62        648
2-4 Family                         203    59,372,253        6.11   292,474.15      6.896         358      78.26        633
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              2,198   551,882,038       56.76   251,083.73      6.802         358      80.02        619
Purchase                         1,570   387,925,298       39.90   247,086.18      6.628         358      81.71        663
Refinance - Rate Term              137    32,529,338        3.35   237,440.42      7.070         358      80.83        614
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,899   435,118,108       44.75   229,130.13      6.734         358      81.91        625
Stated Documentation             1,429   379,654,131       39.05   265,678.19      6.810         358      78.55        652
Limited Documentation              577   157,564,436       16.20   273,075.28      6.600         358      82.65        631
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


19. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
500 - 524                          216    43,742,361        4.50   202,510.93      8.111         358      76.32        513
525 - 549                          197    38,489,014        3.96   195,375.71      7.882         358      75.30        537
550 - 574                          336    71,311,341        7.33   212,236.14      7.553         358      81.56        562
575 - 599                          406    95,212,376        9.79   234,513.24      6.986         358      79.68        588
600 - 624                          699   174,432,458       17.94   249,545.72      6.709         358      81.49        613
625 - 649                          602   155,466,018       15.99   258,249.20      6.561         358      81.74        637
650 - 674                          539   144,256,794       14.84   267,637.84      6.434         358      81.45        662
675 - 699                          378   101,830,568       10.47   269,393.04      6.351         358      80.91        687
700 - 724                          225    63,801,768        6.56   283,563.41      6.290         358      81.22        711
725 - 749                          139    40,461,809        4.16   291,092.15      6.319         358      81.26        735
750 - 774                          114    29,192,660        3.00   256,075.96      6.397         358      80.63        761
775 - 799                           47    12,680,991        1.30   269,808.31      6.127         358      78.63        784
800 +                                7     1,458,516        0.15   208,359.46      4.686         331      78.78        808
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 637


20. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0                                1,075   270,760,150       27.85   251,869.91      6.980         358      81.42        634
12                                 132    37,967,788        3.90   287,634.76      6.697         358      79.59        652
24                               2,447   599,401,151       61.65   244,953.47      6.675         358      80.52        634
36                                 251    64,207,585        6.60   255,807.11      6.392         358      80.27        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
1st Lien                         3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0                                2,890   660,544,650       67.93   228,562.16      6.990         358      80.61        623
60                               1,011   310,169,874       31.90   306,795.13      6.223         358      80.94        664
120                                  4     1,622,150        0.17   405,537.50      4.926         334      83.03        697
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,905   972,336,675      100.00   248,997.87      6.742         358      80.72        637
--------------------------------------------------------------------------------------------------------------------------

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Fixed

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 2,134
Aggregate Principal Balance ($): 203,424,156
Weighted Average Current Mortgage Rate (%): 8.386
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Weighted Average Stated Original Term (months): 258
Weighted Average Stated Remaining Term (months): 256
Weighted Average Combined Original LTV (%): 89.21
% First Liens: 46.06
% Owner Occupied: 95.70
% Purchase: 51.91
% Full Doc: 44.40
Non-Zero Weighted Average Credit Score: 660


2. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Product Types                  Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                     47     5,094,791        2.50   108,399.81      7.391         178      76.40        635
Fixed - 20 Year                     17     2,102,797        1.03   123,693.94      7.310         237      80.19        653
Fixed - 25 Year                      1       200,723        0.10   200,722.87      6.000         297      80.00        714
Fixed - 30 Year                    386    82,488,209       40.55   213,700.02      6.777         358      76.86        643
Balloon - 15/30                  1,666   108,267,436       53.22    64,986.46      9.769         178      99.98        674
Balloon - 30/40                     17     5,270,201        2.59   310,011.80      6.614         358      77.46        639
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                       35    10,089,354        4.96   288,267.26      5.819         345      72.84        677
6.000 - 6.999                      259    58,675,652       28.84   226,546.92      6.535         348      75.58        647
7.000 - 7.999                      136    22,407,757       11.02   164,762.92      7.514         332      81.97        634
8.000 - 8.999                      380    28,025,708       13.78    73,751.86      8.574         204      97.16        686
9.000 - 9.999                      711    46,165,736       22.69    64,930.71      9.685         179      99.91        678
10.000 - 10.999                    511    32,828,044       16.14    64,242.75     10.581         178      99.98        649
11.000 - 11.999                     89     4,614,712        2.27    51,850.69     11.455         179     100.00        641
12.000 - 12.999                     13       617,192        0.30    47,476.31     12.397         178     100.00        631
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Minimum: 5.025
Maximum: 12.750
Weighted Average: 8.386


4. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
1 - 25,000                         121     2,437,659        1.20    20,145.94      9.984         178     100.00        650
25,001 - 50,000                    516    19,812,915        9.74    38,397.12      9.953         182      99.51        665
50,001 - 75,000                    550    34,317,141       16.87    62,394.80      9.612         187      97.87        673
75,001 - 100,000                   361    31,476,499       15.47    87,192.52      9.519         192      97.63        672
100,001 - 125,000                  181    20,247,724        9.95   111,865.88      9.142         216      94.87        666
125,001 - 150,000                  104    14,232,403        7.00   136,850.03      8.173         264      87.89        653
150,001 - 175,000                   70    11,402,146        5.61   162,887.80      7.679         305      82.38        649
175,001 - 200,000                   45     8,478,724        4.17   188,416.10      7.219         316      79.88        647
200,001 - 225,000                   37     7,869,211        3.87   212,681.39      6.770         342      73.58        632
225,001 - 250,000                   26     6,203,772        3.05   238,606.62      6.592         350      77.59        645
250,001 - 275,000                   13     3,395,009        1.67   261,154.54      6.707         358      79.04        637
275,001 - 300,000                   19     5,439,324        2.67   286,280.23      6.472         332      76.90        651
300,001 - 325,000                    9     2,835,127        1.39   315,014.14      6.622         358      73.58        660
325,001 - 350,000                   17     5,726,151        2.81   336,832.44      6.696         336      76.96        630
350,001 - 375,000                   16     5,836,215        2.87   364,763.47      6.656         350      80.10        646
375,001 - 400,000                    6     2,327,288        1.14   387,881.31      6.739         358      74.26        644
400,001 - 425,000                   11     4,541,581        2.23   412,871.03      6.704         358      83.88        684
425,001 - 450,000                   10     4,392,680        2.16   439,267.96      6.717         358      74.34        659
450,001 - 475,000                    6     2,760,661        1.36   460,110.16      6.557         358      81.36        667
475,001 - 500,000                    2       965,158        0.47   482,578.88      6.248         358      73.07        701
500,001 - 750,000                   12     7,112,069        3.50   592,672.38      6.532         358      78.74        642
750,001 - 1,000,000                  2     1,614,696        0.79   807,348.06      6.371         358      69.94        639
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Minimum: 14,922
Maximum: 816,078
Average: 95,325


5. Stated Original Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Stated Original               Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Term (months)                  Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
180                              1,713   113,362,227       55.73    66,177.60      9.663         178      98.92        673
240                                 17     2,102,797        1.03   123,693.94      7.310         237      80.19        653
300                                  1       200,723        0.10   200,722.87      6.000         297      80.00        714
360                                403    87,758,409       43.14   217,762.80      6.767         358      76.90        643
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 258


6. Range of Stated Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
169 - 180                        1,713   113,362,227       55.73    66,177.60      9.663         178      98.92        673
229 - 240                           17     2,102,797        1.03   123,693.94      7.310         237      80.19        653
289 - 300                            1       200,723        0.10   200,722.87      6.000         297      80.00        714
349 - 360                          403    87,758,409       43.14   217,762.80      6.767         358      76.90        643
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Minimum: 176
Maximum: 358
Weighted Average: 256


7. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
Range of                         of         Date         Date                    Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                        1        56,906        0.03    56,906.10      6.990         358      12.67        594
15.01 - 20.00                        2       144,335        0.07    72,167.63      6.766         265      18.02        663
20.01 - 25.00                        1       199,639        0.10   199,639.16      6.525         358      24.24        614
30.01 - 35.00                        1        99,835        0.05    99,835.26      6.990         358      31.75        645
35.01 - 40.00                        7       861,576        0.42   123,082.31      7.271         358      37.76        587
40.01 - 45.00                        7       888,835        0.44   126,976.45      6.500         343      43.29        654
45.01 - 50.00                        9     1,271,082        0.62   141,231.33      6.538         357      49.07        654
50.01 - 55.00                       13     2,931,908        1.44   225,531.38      6.458         335      53.21        638
55.01 - 60.00                       26     5,732,219        2.82   220,469.97      6.551         330      57.46        629
60.01 - 65.00                       22     5,546,557        2.73   252,116.22      6.568         339      62.85        653
65.01 - 70.00                       21     3,614,044        1.78   172,097.32      6.740         351      68.02        615
70.01 - 75.00                       49    12,590,410        6.19   256,947.14      6.741         348      73.73        646
75.01 - 80.00                      136    27,866,304       13.70   204,899.29      6.694         351      79.41        649
80.01 - 85.00                       56    12,995,679        6.39   232,065.69      6.775         346      83.88        636
85.01 - 90.00                       59    13,033,126        6.41   220,900.43      6.955         353      89.22        641
90.01 - 95.00                       36     5,980,573        2.94   166,127.04      7.374         352      95.00        653
95.01 - 100.00                   1,688   109,611,127       53.88    64,935.50      9.768         178     100.00        675
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Minimum: 12.67
Maximum: 100.00
Weighted Average: 89.21


8. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of                      Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Gross Margins (%)              Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


9. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


10. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


11. Initial Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


12. Subsequent Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000


13. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
California                         942   101,658,251       49.97   107,917.46      8.577         237      90.58        666
New York                            92    16,659,351        8.19   181,079.90      7.435         315      80.38        648
Florida                            147    10,821,046        5.32    73,612.56      8.517         268      88.56        659
Maryland                           114    10,763,126        5.29    94,413.38      8.363         270      88.84        650
Virginia                            94     8,084,668        3.97    86,007.11      9.346         232      94.64        656
Texas                              118     5,661,426        2.78    47,978.18      8.661         244      89.99        654
New Jersey                          43     5,512,016        2.71   128,186.42      7.306         309      83.34        661
Washington                          76     5,155,423        2.53    67,834.51      8.561         241      94.73        659
Arizona                             73     4,680,629        2.30    64,118.20      8.642         243      93.90        679
Connecticut                         25     4,159,484        2.04   166,379.34      7.105         329      78.23        613
Nevada                              52     3,950,724        1.94    75,975.45      8.969         238      92.39        669
Pennsylvania                        36     3,494,291        1.72    97,063.65      7.371         315      86.37        631
Illinois                            44     3,266,841        1.61    74,246.38      8.631         242      92.57        689
Rhode Island                        16     1,925,281        0.95   120,330.08      7.097         315      80.91        646
Louisiana                           27     1,486,044        0.73    55,038.68      8.354         276      87.41        639
Other                              235    16,145,556        7.94    68,704.50      8.261         270      89.38        651
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 41


15. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Primary                          2,043   194,677,268       95.70    95,289.90      8.394         255      89.38        659
Investment                          28     4,976,185        2.45   177,720.90      7.416         345      76.61        675
Second Home                         63     3,770,703        1.85    59,852.43      9.210         205      97.30        703
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


16. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,476   147,106,463       72.32    99,665.63      8.269         261      88.63        658
Planned Unit Development           331    26,543,608       13.05    80,192.17      8.904         233      92.44        660
Condominium                        267    18,942,685        9.31    70,946.39      8.942         218      94.27        676
2-4 Family                          60    10,831,399        5.32   180,523.31      7.723         313      80.30        657
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Purchase                         1,492   105,602,702       51.91    70,779.29      9.360         202      97.26        675
Refinance - Cashout                581    87,250,892       42.89   150,173.65      7.381         313      80.73        642
Refinance - Rate Term               61    10,570,562        5.20   173,287.90      6.945         327      78.79        655
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                 954    90,317,451       44.40    94,672.38      7.942         271      88.29        652
Stated Documentation               887    82,233,731       40.42    92,709.96      8.896         245      89.72        669
Limited Documentation              293    30,872,974       15.18   105,368.51      8.324         245      90.54        657
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


19. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
500 - 524                            7     1,228,107        0.60   175,443.85      8.062         358      65.02        518
525 - 549                            9     1,524,121        0.75   169,346.73      8.163         313      73.93        541
550 - 574                           30     5,362,270        2.64   178,742.34      7.165         339      75.84        562
575 - 599                           59    10,433,384        5.13   176,837.02      7.101         346      73.89        589
600 - 624                          377    34,062,082       16.74    90,350.35      8.650         266      88.24        613
625 - 649                          387    34,578,540       17.00    89,350.23      8.519         256      89.19        638
650 - 674                          453    44,137,151       21.70    97,433.00      8.518         252      90.23        661
675 - 699                          342    31,663,555       15.57    92,583.49      8.453         240      92.69        686
700 - 724                          194    16,673,801        8.20    85,947.43      8.373         228      93.34        711
725 - 749                          142    11,666,909        5.74    82,161.33      8.490         221      95.30        736
750 - 774                           93     8,223,334        4.04    88,422.95      8.218         228      91.76        759
775 - 799                           37     3,494,870        1.72    94,455.94      8.316         235      90.85        786
800 +                                4       376,033        0.18    94,008.17      7.669         259      80.00        805
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 660


20. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0                                  736    57,122,358       28.08    77,611.90      8.833         239      92.65        666
12                                  89    15,018,256        7.38   168,744.45      7.315         315      79.43        653
24                                 989    74,041,864       36.40    74,865.38      9.359         196      97.21        670
36                                 320    57,241,678       28.14   178,880.24      6.961         335      78.00        642
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
1st Lien                           444    93,693,146       46.06   211,020.60      6.767         348      76.59        643
2nd Lien                         1,690   109,731,010       53.94    64,929.59      9.767         178      99.98        675
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

--------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate                Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off                 Average     Average    Average    Weighted
                                 of         Date         Date                    Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal    Average     Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance     Balance     Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------------
0                                2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------
Total:                           2,134   203,424,156      100.00    95,325.28      8.386         256      89.21        660
--------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain
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offered thereby and any decision to invest in such securities should be made
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market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Los Angeles

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 134
Aggregate Principal Balance ($): 36,354,763
Weighted Average Current Mortgage Rate (%): 6.889
Non-Zero Weighted Average Margin (%): 6.335
Non-Zero Weighted Average Maximum Rate (%): 13.225
Weighted Average Stated Original Term (months): 348
Weighted Average Stated Remaining Term (months): 346
Weighted Average Combined Original LTV (%): 78.42
% First Liens: 93.41
% Owner Occupied: 95.97
% Purchase: 29.58
% Full Doc: 39.07
Non-Zero Weighted Average Credit Score: 640


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % of
                                                                                     Mortgage
                                                                                      Pool by
                                                                        Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                             Number      Cut-off      Cut-off    Average     Average    Average
                                                               of         Date         Date       Gross     Remaining   Combined
                                                            Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                                    8     2,355,822        6.48      6.337         358      70.75
Balloon - 15/30                                                   30     2,394,508        6.59      9.599         178     100.00
ARM - 2 Year/6 Month                                              49    15,217,248       41.86      6.880         358      75.68
ARM - 3 Year/6 Month                                               2       657,613        1.81      6.755         358      72.90
ARM - 5 Year/6 Month                                               3       750,703        2.06      6.768         358      62.77
Interest Only ARM - 5 Year/6 Month                                 1       306,000        0.84      6.990         358      90.00
Interest Only ARM - 2 Year/6 Month                                24     7,924,850       21.80      6.147         358      79.81
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon         17     6,748,019       18.56      7.035         358      79.74
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                           134    36,354,763      100.00      6.889         346      78.42
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------




                                                            Weighted
                                                            Average
                                                              FICO
Product Types                                                Score
--------------------------------------------------------------------
Fixed - 30 Year                                                  704
Balloon - 15/30                                                  683
ARM - 2 Year/6 Month                                             619
ARM - 3 Year/6 Month                                             665
ARM - 5 Year/6 Month                                             562
Interest Only ARM - 5 Year/6 Month                               636
Interest Only ARM - 2 Year/6 Month                               655
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        639
--------------------------------------------------------------------
Total:                                                           640
--------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
5.000 - 5.999                       23     6,763,701       18.60      5.785         358      73.83        665
6.000 - 6.999                       55    19,036,338       52.36      6.549         358      78.00        647
7.000 - 7.999                       20     6,161,515       16.95      7.566         358      76.56        599
8.000 - 8.999                       12     2,183,813        6.01      8.366         314      83.30        602
9.000 - 9.999                       17     1,592,878        4.38      9.565         217      95.08        642
10.000 - 10.999                      7       616,517        1.70     10.597         178     100.00        668
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Minimum: 5.250
Maximum: 10.875
Weighted Average: 6.889


4. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
50,001 - 75,000                     17     1,125,551        3.10      9.603         178     100.00        678
75,001 - 100,000                     8       691,462        1.90      9.162         178     100.00        699
100,001 - 125,000                    4       428,641        1.18     10.330         178     100.00        671
125,001 - 150,000                    3       448,401        1.23      8.172         298      70.34        652
150,001 - 175,000                    5       820,930        2.26      6.817         358      53.68        644
175,001 - 200,000                    8     1,526,951        4.20      6.769         358      63.70        618
200,001 - 225,000                    7     1,485,797        4.09      6.532         358      70.30        615
225,001 - 250,000                    9     2,140,529        5.89      6.550         358      71.36        634
250,001 - 275,000                   15     3,882,628       10.68      6.462         358      78.04        636
275,001 - 300,000                   13     3,801,433       10.46      6.500         358      77.88        640
300,001 - 325,000                    6     1,847,738        5.08      6.952         358      74.81        633
325,001 - 350,000                    8     2,707,087        7.45      7.082         358      78.04        618
350,001 - 375,000                    3     1,088,386        2.99      6.349         358      85.45        674
375,001 - 400,000                    4     1,567,001        4.31      6.823         358      78.01        617
400,001 - 425,000                    9     3,710,967       10.21      6.724         358      81.41        627
425,001 - 450,000                    2       882,814        2.43      6.387         358      80.00        677
450,001 - 475,000                    1       474,980        1.31      5.626         358      64.32        751
475,001 - 500,000                    1       493,885        1.36      7.475         357      78.57        683
500,001 - 750,000                   10     6,464,578       17.78      6.846         358      80.68        639
750,001 - 1,000,000                  1       765,000        2.10      6.450         358      90.00        645
--------------------------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 52,945
Maximum: 765,000
Average: 271,304


5. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Stated Original               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Term (months)                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
180                                 30     2,394,508        6.59      9.599         178     100.00        683
360                                104    33,960,255       93.41      6.698         358      76.90        637
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 348


6. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Stated               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Remaining Terms (months)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
169 - 180                           30     2,394,508        6.59      9.599         178     100.00        683
349 - 360                          104    33,960,255       93.41      6.698         358      76.90        637
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Minimum: 177
Maximum: 358
Weighted Average: 346


7. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal   Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
40.01 - 45.00                        4       688,661        1.89      7.323         357      43.38        603
45.01 - 50.00                        2       525,691        1.45      6.321         358      48.00        693
50.01 - 55.00                        3       571,260        1.57      6.323         358      51.74        622
55.01 - 60.00                        1       149,814        0.41      8.400         358      60.00        512
60.01 - 65.00                        7     2,126,325        5.85      6.840         358      64.08        609
65.01 - 70.00                       10     2,610,873        7.18      6.415         358      68.02        630
70.01 - 75.00                       23     7,069,503       19.45      6.620         358      73.47        608
75.01 - 80.00                       34    11,904,109       32.74      6.573         358      79.57        654
80.01 - 85.00                        6     2,450,354        6.74      6.933         358      83.69        634
85.01 - 90.00                       11     4,649,935       12.79      6.917         358      89.77        645
90.01 - 95.00                        3     1,213,730        3.34      7.204         358      94.65        683
95.01 - 100.00                      30     2,394,508        6.59      9.599         178     100.00        683
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Minimum: 40.82
Maximum: 100.00
Weighted Average: 78.42


8. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of                      Mortgage    Principal    Principal   Interest     Term      Original     FICO
Gross Margins (%)              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
5.001 - 5.500                       10     3,676,309       10.11      6.358         358      77.58        651
5.501 - 6.000                       25     7,749,805       21.32      6.118         358      73.76        659
6.001 - 6.500                       35    10,757,410       29.59      6.863         358      78.78        623
6.501 - 7.000                       15     5,361,337       14.75      6.872         358      80.57        631
7.001 - 7.500                        6     2,467,723        6.79      7.353         357      79.63        586
7.501 - 8.000                        4     1,442,036        3.97      8.098         358      71.45        601
8.001 - 8.500                        1       149,814        0.41      8.400         358      60.00        512
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.250
Maximum: 8.175
Non-Zero Weighted Average: 6.335


9. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
5.001 - 5.500                        3     1,258,949        3.46      5.427         358      79.02        648
5.501 - 6.000                       20     5,321,772       14.64      5.896         358      73.79        663
6.001 - 6.500                       23     8,224,132       22.62      6.330         358      78.67        652
6.501 - 7.000                       25     8,966,825       24.66      6.791         358      78.58        633
7.001 - 7.500                        9     2,679,612        7.37      7.351         358      77.85        620
7.501 - 8.000                       10     3,154,443        8.68      7.808         358      75.11        573
8.001 - 8.500                        5     1,650,448        4.54      8.286         358      77.90        566
9.501 - 10.000                       1       348,253        0.96      9.700         357      77.50        518
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.250
Maximum: 9.700
Non-Zero Weighted Average: 6.725


10. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
<= 12.500                           23     6,580,721       18.10      5.806         358      74.79        660
12.501 - 13.000                     23     8,224,132       22.62      6.330         358      78.67        652
13.001 - 13.500                     25     8,966,825       24.66      6.791         358      78.58        633
13.501 - 14.000                      9     2,679,612        7.37      7.351         358      77.85        620
14.001 - 14.500                     10     3,154,443        8.68      7.808         358      75.11        573
14.501 - 15.000                      5     1,650,448        4.54      8.286         358      77.90        566
16.001 - 16.500                      1       348,253        0.96      9.700         357      77.50        518
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.750
Maximum: 16.200
Non-Zero Weighted Average: 13.225


11. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
1.5                                  9     3,212,827        8.84      6.748         358      77.81        659
3                                   86    28,085,607       77.25      6.720         358      77.17        629
5                                    1       306,000        0.84      6.990         358      90.00        636
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.500
Maximum: 5.000
Non-Zero Weighted Average: 2.867


12. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
1                                   96    31,604,433       86.93      6.725         358      77.36        632
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    38     4,750,330       13.07      7.981         267      85.49        693
Mar-07                               1       250,240        0.69      5.990         356      75.00        687
Apr-07                              14     4,886,963       13.44      7.215         357      75.69        613
May-07                              75    24,752,914       68.09      6.631         358      78.11        636
May-08                               2       657,613        1.81      6.755         358      72.90        665
May-10                               4     1,056,703        2.91      6.832         358      70.66        583
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
California                         134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 1


15. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Primary                            128    34,888,759       95.97      6.880         345      78.93        641
Investment                           6     1,466,004        4.03      7.115         358      66.22        623
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


16. Property Type

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Single Family Residence             99    26,383,010       72.57      6.776         346      78.36        644
2-4 Family                          27     8,719,267       23.98      7.093         356      77.14        624
Condominium                          8     1,252,486        3.45      7.848         279      88.71        652
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 77    24,142,608       66.41      6.781         356      75.33        626
Purchase                            53    10,752,426       29.58      7.215         322      85.05        669
Refinance - Rate Term                4     1,459,729        4.02      6.275         358      80.68        652
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


18. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Stated Documentation                66    17,881,125       49.19      7.051         347      77.09        635
Full Documentation                  49    14,205,386       39.07      6.636         347      80.52        647
Limited Documentation               19     4,268,252       11.74      7.056         338      76.99        636
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


19. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
500 - 524                            8     2,164,102        5.95      8.326         358      70.06        516
550 - 574                           10     2,792,448        7.68      6.948         358      71.54        561
575 - 599                           15     4,960,433       13.64      6.822         358      69.58        588
600 - 624                           16     5,404,045       14.86      6.746         352      80.13        614
625 - 649                           19     5,318,886       14.63      6.576         351      81.17        637
650 - 674                           21     5,074,646       13.96      7.124         332      85.68        661
675 - 699                           16     3,794,810       10.44      6.986         332      82.16        686
700 - 724                           10     2,131,888        5.86      6.661         342      81.68        707
725 - 749                           14     3,187,655        8.77      6.802         326      82.80        733
750 - 774                            5     1,525,849        4.20      6.039         358      68.79        759
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 501
Maximum: 772
Non-Zero Weighted Average: 640


20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                   13     3,570,249        9.82      7.797         338      84.58        643
12                                   3       444,360        1.22      8.161         284      71.08        598
24                                 107    29,211,697       80.35      6.811         347      78.38        634
36                                  11     3,128,458        8.61      6.406         354      72.80        700
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1st Lien                           104    33,960,255       93.41      6.698         358      76.90        637
2nd Lien                            30     2,394,508        6.59      9.599         178     100.00        683
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                  109    28,123,913       77.36      7.097         342      77.90        636
60                                  25     8,230,850       22.64      6.179         358      80.19        654
-------------------------------------------------------------------------------------------------------------
Total:                             134    36,354,763      100.00      6.889         346      78.42        640
-------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or
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would be made pursuant to a definitive Prospectus or Private Placement
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likelihood that any of such assumptions will coincide with actual market
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Information contained in this material is current as of the date appearing on
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Riverside

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 40
Aggregate Principal Balance ($): 9,473,042
Weighted Average Current Mortgage Rate (%): 6.946
Non-Zero Weighted Average Margin (%): 6.593
Non-Zero Weighted Average Maximum Rate (%): 13.216
Weighted Average Stated Original Term (months): 344
Weighted Average Stated Remaining Term (months): 342
Weighted Average Combined Original LTV (%): 81.52
% First Liens: 91.15
% Owner Occupied: 97.68
% Purchase: 44.86
% Full Doc: 36.49
Non-Zero Weighted Average Credit Score: 658


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % of
                                                                                     Mortgage
                                                                                      Pool by
                                                                        Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                             Number      Cut-off      Cut-off    Average     Average    Average
                                                               of         Date         Date       Gross     Remaining   Combined
                                                            Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                                    1       673,114        7.11      6.375         357      56.25
Balloon - 15/30                                                   11       838,731        8.85      9.581         178     100.00
ARM - 2 Year/6 Month                                               7     2,004,442       21.16      7.022         358      76.51
ARM - 3 Year/6 Month                                               1       214,667        2.27      7.300         358      67.19
Interest Only ARM - 5 Year/6 Month                                 3     1,131,920       11.95      6.202         358      86.69
Interest Only ARM - 2 Year/6 Month                                12     3,373,715       35.61      6.524         358      84.39
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon          4       986,697       10.42      7.364         358      82.67
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon          1       249,757        2.64      6.125         358      73.53
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                            40     9,473,042      100.00      6.946         342      81.52
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------




                                                            Weighted
                                                            Average
                                                              FICO
Product Types                                                Score
--------------------------------------------------------------------
Fixed - 30 Year                                                  639
Balloon - 15/30                                                  685
ARM - 2 Year/6 Month                                             671
ARM - 3 Year/6 Month                                             562
Interest Only ARM - 5 Year/6 Month                               721
Interest Only ARM - 2 Year/6 Month                               657
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        573
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon        655
--------------------------------------------------------------------
Total:                                                           658
--------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
5.000 - 5.999                        9     2,605,600       27.51      5.886         358      83.67        680
6.000 - 6.999                       12     3,716,155       39.23      6.493         358      77.96        656
7.000 - 7.999                        5     1,402,934       14.81      7.647         358      78.87        628
8.000 - 8.999                        6     1,089,412       11.50      8.384         328      80.78        634
9.000 - 9.999                        6       477,116        5.04      9.681         178     100.00        699
10.000 - 10.999                      2       181,824        1.92     10.173         178     100.00        653
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Minimum: 5.575
Maximum: 10.500
Weighted Average: 6.946


4. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
25,001 - 50,000                      1        42,945        0.45      8.250         178     100.00        704
50,001 - 75,000                      7       482,304        5.09      9.629         178     100.00        677
75,001 - 100,000                     1        77,723        0.82      9.500         178     100.00        689
100,001 - 125,000                    2       235,759        2.49      9.752         178     100.00        696
150,001 - 175,000                    1       172,000        1.82      5.575         358      80.00        704
175,001 - 200,000                    1       175,776        1.86      7.750         357      80.00        524
200,001 - 225,000                    4       873,640        9.22      7.448         358      69.67        596
225,001 - 250,000                    6     1,436,732       15.17      6.477         358      76.35        621
250,001 - 275,000                    5     1,287,156       13.59      6.062         358      83.04        667
275,001 - 300,000                    2       571,200        6.03      6.854         358      80.00        730
300,001 - 325,000                    1       314,000        3.31      6.500         358      88.20        706
325,001 - 350,000                    2       657,779        6.94      7.063         357      86.77        625
350,001 - 375,000                    2       719,625        7.60      6.363         357      90.00        640
375,001 - 400,000                    1       385,920        4.07      5.875         358      90.00        720
425,001 - 450,000                    2       900,000        9.50      7.058         358      86.58        678
450,001 - 475,000                    1       467,369        4.93      7.990         358      80.00        736
500,001 - 750,000                    1       673,114        7.11      6.375         357      56.25        639
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Minimum: 42,945
Maximum: 673,114
Average: 236,826


5. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
180                                 11       838,731        8.85      9.581         178     100.00        685
360                                 29     8,634,312       91.15      6.690         358      79.73        655
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 344


6. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
169 - 180                           11       838,731        8.85      9.581         178     100.00        685
349 - 360                           29     8,634,312       91.15      6.690         358      79.73        655
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Minimum: 177
Maximum: 358
Weighted Average: 342


7. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal   Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        2       917,623        9.69      6.268         357      56.80        626
60.01 - 65.00                        1       219,755        2.32      8.925         358      61.62        645
65.01 - 70.00                        2       438,041        4.62      6.828         357      68.62        596
70.01 - 75.00                        1       249,757        2.64      6.125         358      73.53        655
75.01 - 80.00                       10     2,579,656       27.23      6.970         358      79.65        652
80.01 - 85.00                        5     1,535,984       16.21      7.001         358      83.53        661
85.01 - 90.00                        8     2,693,496       28.43      6.235         358      89.31        676
95.01 - 100.00                      11       838,731        8.85      9.581         178     100.00        685
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Minimum: 56.25
Maximum: 100.00
Weighted Average: 81.52


8. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of                      Mortgage    Principal    Principal   Interest     Term      Original     FICO
Gross Margins (%)              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
5.001 - 5.500                        3       750,257        7.92      6.163         358      82.22        654
5.501 - 6.000                        6     1,588,680       16.77      6.010         358      82.57        656
6.001 - 6.500                        3       767,000        8.10      6.282         358      80.66        638
6.501 - 7.000                       10     3,197,583       33.75      6.755         358      82.72        681
7.001 - 7.500                        2       418,776        4.42      6.694         358      80.58        603
7.501 - 8.000                        3     1,019,146       10.76      7.963         358      82.42        620
8.501 - 9.000                        1       219,755        2.32      8.925         358      61.62        645
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.125
Maximum: 8.875
Non-Zero Weighted Average: 6.593


9. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
5.501 - 6.000                        9     2,605,600       27.51      5.886         358      83.67        680
6.001 - 6.500                        6     1,627,631       17.18      6.319         358      81.24        647
6.501 - 7.000                        5     1,415,410       14.94      6.750         358      84.52        673
7.001 - 7.500                        2       430,511        4.54      7.250         358      73.61        554
7.501 - 8.000                        3       972,424       10.27      7.823         357      81.20        660
8.001 - 8.500                        2       689,867        7.28      8.125         358      81.88        618
8.501 - 9.000                        1       219,755        2.32      8.925         358      61.62        645
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.575
Maximum: 8.925
Non-Zero Weighted Average: 6.716


10. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
<= 12.500                            9     2,605,600       27.51      5.886         358      83.67        680
12.501 - 13.000                      6     1,627,631       17.18      6.319         358      81.24        647
13.001 - 13.500                      5     1,415,410       14.94      6.750         358      84.52        673
13.501 - 14.000                      2       430,511        4.54      7.250         358      73.61        554
14.001 - 14.500                      3       972,424       10.27      7.823         357      81.20        660
14.501 - 15.000                      2       689,867        7.28      8.125         358      81.88        618
15.001 - 15.500                      1       219,755        2.32      8.925         358      61.62        645
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12.075
Maximum: 15.425
Non-Zero Weighted Average: 13.216


11. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
1.5                                  3       767,320        8.10      7.170         357      75.02        608
3                                   22     6,061,957       63.99      6.755         358      81.63        651
5                                    3     1,131,920       11.95      6.202         358      86.69        721
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.500
Maximum: 5.000
Non-Zero Weighted Average: 3.140


12. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
1                                   28     7,961,197       84.04      6.716         358      81.71        657
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    12     1,511,845       15.96      8.153         258      80.52        664
Apr-07                               5     1,352,844       14.28      6.693         357      81.90        626
May-07                              18     5,012,009       52.91      6.843         358      81.57        654
May-08                               2       464,424        4.90      6.668         358      70.60        612
May-10                               3     1,131,920       11.95      6.202         358      86.69        721
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
California                          40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 1


15. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Primary                             39     9,253,287       97.68      6.899         341      82.00        658
Investment                           1       219,755        2.32      8.925         358      61.62        645
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


16. Property Type

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Single Family Residence             34     8,549,537       90.25      6.849         345      81.61        655
2-4 Family                           3       589,686        6.22      8.037         335      75.66        686
Condominium                          2       214,945        2.27      6.109         322      84.00        704
Planned Unit Development             1       118,874        1.25     10.000         178     100.00        656
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 17     4,961,871       52.38      6.865         355      78.88        630
Purchase                            22     4,249,720       44.86      7.113         326      84.20        691
Refinance - Rate Term                1       261,452        2.76      5.750         358      88.07        648
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


18. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Stated Documentation                19     4,439,745       46.87      7.120         339      78.43        681
Full Documentation                  14     3,457,092       36.49      6.762         348      82.83        638
Limited Documentation                7     1,576,205       16.64      6.858         337      87.36        634
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


19. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
500 - 524                            1       175,776        1.86      7.750         357      80.00        524
525 - 549                            2       441,444        4.66      6.582         358      80.00        545
550 - 574                            1       214,667        2.27      7.300         358      67.19        562
575 - 599                            2       599,718        6.33      6.440         358      77.09        593
600 - 624                            3       564,780        5.96      7.396         337      80.68        609
625 - 649                           10     2,864,354       30.24      7.085         350      76.18        635
650 - 674                            6     1,175,564       12.41      6.929         328      84.55        660
675 - 699                            3       515,054        5.44      6.900         305      92.92        686
700 - 724                            6     1,284,796       13.56      6.538         342      86.83        711
725 - 749                            3     1,034,253       10.92      7.290         338      85.85        733
750 - 774                            3       602,637        6.36      6.622         337      84.43        760
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 524
Maximum: 771
Non-Zero Weighted Average: 658


20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                    3     1,034,253       10.92      8.219         338      84.40        689
12                                   1       314,000        3.31      6.500         358      88.20        706
24                                  30     5,996,067       63.30      6.953         338      82.65        640
36                                   6     2,128,722       22.47      6.371         351      75.98        687
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


21. Lien Position

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1st Lien                            29     8,634,312       91.15      6.690         358      79.73        655
2nd Lien                            11       838,731        8.85      9.581         178     100.00        685
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                   25     4,967,407       52.44      7.401         327      78.40        644
60                                  15     4,505,635       47.56      6.443         358      84.97        673
-------------------------------------------------------------------------------------------------------------
Total:                              40     9,473,042      100.00      6.946         342      81.52        658
-------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
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Information contained in this material is current as of the date appearing on
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                Remainder Of MSA

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 1,585
Aggregate Principal Balance ($): 381,921,246
Weighted Average Current Mortgage Rate (%): 6.869
Non-Zero Weighted Average Margin (%): 6.227
Non-Zero Weighted Average Maximum Rate (%): 13.047
Weighted Average Stated Original Term (months): 341
Weighted Average Stated Remaining Term (months): 339
Weighted Average Combined Original LTV (%): 81.12
% First Liens: 89.84
% Owner Occupied: 96.68
% Purchase: 43.04
% Full Doc: 37.39
Non-Zero Weighted Average Credit Score: 647



2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                          3         533,457        0.14      6.533         178      61.27        641
Fixed - 30 Year                                         77      20,428,260        5.35      6.625         358      73.61        643
Balloon - 15/30                                        488      38,741,036       10.14      9.675         178     100.00        677
Balloon - 30/40                                          7       2,819,034        0.74      6.557         358      74.41        624
ARM - 6 Month                                            3         855,353        0.22      6.207         358      63.15        694
ARM - 2 Year/6 Month                                   391     114,454,796       29.97      6.903         358      78.40        625
ARM - 3 Year/6 Month                                    19       5,798,560        1.52      6.522         358      78.52        654
ARM - 5 Year/6 Month                                    31       9,040,167        2.37      6.302         358      76.48        661
Interest Only ARM - 5 Year/6 Month                      63      20,293,546        5.31      6.020         358      78.80        690
Interest Only ARM - 2 Year/6 Month                     320     108,031,012       28.29      6.247         358      80.92        659
Interest Only ARM - 3 Year/6 Month                       2         690,800        0.18      5.487         358      76.18        755
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        169      56,141,635       14.70      6.638         358      79.61        633
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                          6       1,984,866        0.52      6.844         358      81.08        636
ARM - 5 Year/6 Month 40 Year Amortization
30 Year Balloon                                          6       2,108,724        0.55      6.575         358      77.00        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                            3       1,377,000        0.36      4.990         358      75.14        732
5.000 - 5.999                                          291      92,951,431       24.34      5.742         357      77.86        670
6.000 - 6.999                                          572     179,560,873       47.02      6.528         358      79.54        647
7.000 - 7.999                                          180      54,311,936       14.22      7.495         356      79.34        608
8.000 - 8.999                                          158      22,684,789        5.94      8.506         287      87.41        626
9.000 - 9.999                                          234      19,193,888        5.03      9.634         193      98.00        670
10.000 - 10.999                                        146      11,777,888        3.08     10.595         178     100.00        652
11.000 - 11.999                                          1          63,441        0.02     11.650         177     100.00        672
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990
Maximum: 11.650
Weighted Average: 6.869



4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                         51       2,200,146        0.58      9.618         181      98.40        679
50,001 - 75,000                                        205      12,816,198        3.36      9.690         181      98.93        675
75,001 - 100,000                                       153      13,516,848        3.54      9.503         186      98.09        673
100,001 - 125,000                                       75       8,384,301        2.20      9.138         217      93.86        674
125,001 - 150,000                                       43       5,904,985        1.55      8.372         258      84.55        653
150,001 - 175,000                                       60       9,894,484        2.59      6.981         343      72.98        634
175,001 - 200,000                                       77      14,520,694        3.80      6.685         349      72.36        634
200,001 - 225,000                                      108      23,067,815        6.04      6.551         358      73.67        634
225,001 - 250,000                                      117      27,901,125        7.31      6.479         358      76.69        644
250,001 - 275,000                                       96      25,008,625        6.55      6.586         358      78.22        643
275,001 - 300,000                                       93      26,916,657        7.05      6.459         356      79.09        642
300,001 - 325,000                                       76      23,750,883        6.22      6.659         358      80.02        636
325,001 - 350,000                                       69      23,358,933        6.12      6.691         358      79.37        634
350,001 - 375,000                                       71      25,708,173        6.73      6.611         358      80.30        646
375,001 - 400,000                                       63      24,496,811        6.41      6.573         358      80.79        654
400,001 - 425,000                                       52      21,503,365        5.63      6.481         358      81.97        642
425,001 - 450,000                                       38      16,664,926        4.36      6.560         358      82.47        651
450,001 - 475,000                                       28      13,004,569        3.41      6.699         358      82.93        647
475,001 - 500,000                                       27      13,243,614        3.47      6.485         358      81.86        668
500,001 - 750,000                                       77      45,247,299       11.85      6.411         358      81.69        650
750,001 - 1,000,000                                      6       4,810,793        1.26      6.171         358      81.84        656
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 26,374
Maximum: 844,808
Average: 240,960



5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                    491      39,274,493       10.28      9.633         178      99.47        677
360                                                  1,094     342,646,753       89.72      6.552         358      79.01        644
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 341


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                              491      39,274,493       10.28      9.633         178      99.47        677
349 - 360                                            1,094     342,646,753       89.72      6.552         358      79.01        644
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 177
Maximum: 358
Weighted Average: 339



7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            1          39,922        0.01      6.825         358      12.05        589
20.01 - 25.00                                            1          74,886        0.02      7.375         358      25.00        551
25.01 - 30.00                                            1          85,939        0.02      5.950         357      27.81        584
35.01 - 40.00                                            4         475,229        0.12      7.219         358      38.12        577
40.01 - 45.00                                           14       2,469,216        0.65      6.844         358      43.15        625
45.01 - 50.00                                           16       3,027,750        0.79      6.524         358      48.47        649
50.01 - 55.00                                           21       4,703,682        1.23      6.656         347      52.63        621
55.01 - 60.00                                           30       7,329,671        1.92      6.592         358      57.60        616
60.01 - 65.00                                           44      11,337,779        2.97      6.758         355      63.40        603
65.01 - 70.00                                           71      19,296,798        5.05      6.681         358      68.80        622
70.01 - 75.00                                          110      33,938,735        8.89      6.581         358      73.78        614
75.01 - 80.00                                          501     158,436,462       41.48      6.390         358      79.69        663
80.01 - 85.00                                          103      36,237,730        9.49      6.559         358      84.04        640
85.01 - 90.00                                          146      53,417,489       13.99      6.713         358      89.37        637
90.01 - 95.00                                           33      12,236,336        3.20      7.295         358      94.66        633
95.01 - 100.00                                         489      38,813,622       10.16      9.673         178     100.00        677
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 81.12


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
4.501 - 5.000                                           21       6,794,897        1.78      5.471         358      76.76        699
5.001 - 5.500                                          155      50,014,742       13.10      6.004         358      77.99        667
5.501 - 6.000                                          284      85,969,292       22.51      6.191         358      77.70        648
6.001 - 6.500                                          270      88,822,903       23.26      6.676         358      80.01        640
6.501 - 7.000                                          164      51,760,918       13.55      6.913         358      81.98        640
7.001 - 7.500                                           64      20,549,706        5.38      7.403         358      81.59        611
7.501 - 8.000                                           45      13,780,216        3.61      7.605         358      80.59        612
8.001 - 8.500                                            5       1,285,219        0.34      7.599         358      73.31        593
8.501 - 9.000                                            1         229,740        0.06      8.850         358      67.06        510
9.001 - 9.500                                            1         191,826        0.05      9.900         358      62.95        518
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.750
Maximum: 9.300
Non-Zero Weighted Average: 6.227



9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
<=5.000                                                  3       1,377,000        0.36      4.990         358      75.14        732
5.001 - 5.500                                           60      20,114,974        5.27      5.376         358      78.81        682
5.501 - 6.000                                          232      72,954,206       19.10      5.847         358      77.99        666
6.001 - 6.500                                          267      83,365,729       21.83      6.315         358      79.66        653
6.501 - 7.000                                          238      77,709,450       20.35      6.789         358      80.63        640
7.001 - 7.500                                           90      27,447,339        7.19      7.315         358      78.13        618
7.501 - 8.000                                           68      21,175,820        5.54      7.788         358      80.93        591
8.001 - 8.500                                           29       9,342,132        2.45      8.256         358      80.87        588
8.501 - 9.000                                           17       4,285,347        1.12      8.695         358      78.73        555
9.001 - 9.500                                            3         765,352        0.20      9.285         358      79.95        562
9.501 - 10.000                                           3         862,109        0.23      9.707         357      73.33        518
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990
Maximum: 9.900
Non-Zero Weighted Average: 6.550


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
<= 12.500                                              295      94,446,180       24.73      5.734         358      78.12        671
12.501 - 13.000                                        266      83,412,977       21.84      6.317         358      79.67        653
13.001 - 13.500                                        239      78,038,776       20.43      6.789         358      80.66        640
13.501 - 14.000                                         92      27,989,597        7.33      7.313         358      78.24        619
14.001 - 14.500                                         67      20,835,515        5.46      7.790         358      80.94        590
14.501 - 15.000                                         28       8,763,605        2.29      8.347         358      80.28        589
15.001 - 15.500                                         17       4,285,347        1.12      8.695         358      78.73        555
15.501 - 16.000                                          2         560,553        0.15      9.198         358      89.71        577
16.001 - 16.500                                          4       1,066,907        0.28      9.672         357      69.47        518
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.490
Maximum: 16.400
Non-Zero Weighted Average: 13.047


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
1                                                        3         855,353        0.22      6.207         358      63.15        694
1.5                                                     93      25,813,879        6.76      7.237         358      77.28        611
3                                                      853     273,039,680       71.49      6.521         358      79.68        644
5                                                       61      19,690,546        5.16      6.015         358      79.07        690
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.997


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
1                                                    1,005     318,516,386       83.40      6.548         358      79.41        644
1.5                                                      5         883,072        0.23      6.285         357      76.11        662
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.001


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       575      62,521,788       16.37      8.511         245      89.89        663
Nov-05                                                   3         855,353        0.22      6.207         358      63.15        694
Mar-07                                                   4         960,388        0.25      6.610         356      75.18        607
Apr-07                                                 162      49,907,555       13.07      6.670         357      78.74        640
May-07                                                 714     227,759,500       59.64      6.579         358      79.83        640
Apr-08                                                   2         543,675        0.14      6.206         357      77.93        692
May-08                                                  25       7,930,551        2.08      6.534         358      78.99        656
Apr-10                                                  14       4,321,112        1.13      6.115         357      78.99        679
May-10                                                  86      27,121,324        7.10      6.142         358      77.85        679
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                           1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 1


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                              1,536     369,252,437       96.68      6.867         339      81.28        647
Investment                                              36      10,073,476        2.64      6.931         358      74.30        665
Second Home                                             13       2,595,333        0.68      6.875         335      84.67        691
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,199     291,988,033       76.45      6.843         340      80.94        646
Condominium                                            252      49,222,308       12.89      6.937         331      83.61        654
Planned Unit Development                                74      20,715,911        5.42      6.917         338      81.93        656
2-4 Family                                              60      19,994,994        5.24      7.021         354      76.72        635
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                    707     208,979,421       54.72      6.677         354      78.41        630
Purchase                                               845     164,382,695       43.04      7.123         320      84.65        670
Refinance - Rate Term                                   33       8,559,129        2.24      6.662         346      79.47        639
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   750     171,904,746       45.01      7.064         338      79.85        654
Full Documentation                                     583     142,789,349       37.39      6.732         342      81.61        641
Limited Documentation                                  252      67,227,151       17.60      6.661         339      83.33        645
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                               44      12,504,514        3.27      7.939         358      74.41        516
525 - 549                                               26       6,377,749        1.67      7.795         358      68.06        536
550 - 574                                               59      17,815,789        4.66      7.169         356      76.83        563
575 - 599                                              107      30,960,553        8.11      6.899         358      75.90        589
600 - 624                                              265      67,537,260       17.68      6.856         345      81.01        612
625 - 649                                              256      62,998,005       16.50      6.785         340      82.95        638
650 - 674                                              278      65,265,014       17.09      6.819         333      82.52        662
675 - 699                                              241      51,033,127       13.36      6.867         327      83.38        687
700 - 724                                              135      31,067,788        8.13      6.587         335      82.44        711
725 - 749                                              106      21,839,587        5.72      6.684         324      83.93        735
750 - 774                                               43       9,341,851        2.45      6.628         337      80.15        760
775 - 799                                               24       5,113,104        1.34      6.658         325      80.18        789
800 +                                                    1          66,905        0.02      7.750         178     100.00        802
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 501
Maximum: 802
Non-Zero Weighted Average: 647


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                      158      39,427,545       10.32      7.542         329      83.50        664
12                                                      55      14,178,690        3.71      7.076         341      80.46        650
24                                                   1,185     276,967,762       72.52      6.847         338      81.58        642
36                                                     187      51,347,248       13.44      6.411         352      76.97        660
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25



21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             1,096     343,107,624       89.84      6.552         358      78.98        644
2nd Lien                                               489      38,813,622       10.16      9.673         178     100.00        677
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    1,200     252,905,888       66.22      7.206         330      81.40        639
60                                                     385     129,015,357       33.78      6.207         358      80.56        664
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               1,585     381,921,246      100.00      6.869         339      81.12        647
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal Name:           MSAC 2005-WMC6

Detailed collateral info


                                                                            % of
                        # of Loans     Balance     Avg. Balance   balance    WAC    WALA    WARM    FICO   OLTV     DTI
                      ---------------------------------------------------------------------------------------------------
Aggregate
<$50k                          681    24,225,004         35,573      0.02   9.830   2.15   196.00    659   97.68   39.22
50-75k                         699    43,870,383         62,762      0.04   9.240   2.18   224.00    660   93.91   39.72
75-100k                        566    49,498,059         87,452      0.04   8.780   2.21   252.00    650   91.56   40.71
100-200K                     1,655   245,472,720        148,322      0.21   7.320   2.22   337.00    629   81.32   39.91
200-300K                     1,165   285,394,036        244,973      0.24   6.710   2.21   357.00    637   79.34   40.99
300-400K                       704   242,369,773        344,275      0.21   6.690   2.21   357.00    640   81.18   41.42
400-500K                       364   161,362,249        443,303      0.14   6.600   2.19   358.00    646   81.90   41.32
500-1MM                        205   123,568,608        602,774      0.11   6.370   2.27   357.00    652   81.89   39.63
$1MM+                           --            --             --        --      --     --       --     --      --      --
                                --            --             --        --      --     --       --     --      --      --
FICO                            --            --             --        --      --     --       --     --      --      --
NA                              --            --             --        --      --     --       --     --      --      --
<600                         1,260   267,302,975        212,145      0.23   7.470   2.28   357.00    561   78.60   41.05
601-619                        844   160,816,095        190,540      0.14   7.060   2.19   343.00    610   82.45   41.20
620-639                        814   161,847,651        198,830      0.14   6.910   2.21   341.00    629   82.96   40.80
640-659                        824   153,447,399        186,223      0.13   6.930   2.23   336.00    649   83.26   40.29
660 - 679                      706   136,752,822        193,701      0.12   6.900   2.18   332.00    669   83.80   40.82
680-699                        589   107,563,200        182,620      0.09   6.850   2.20   329.00    689   83.66   39.99
700-719                        348    66,769,182        191,865      0.06   6.720   2.16   331.00    709   83.93   40.15
720+                           654   121,261,507        185,415      0.10   6.750   2.17   329.00    749   83.31   40.04
                                --            --             --        --      --     --       --     --      --      --
LTV                             --            --             --        --      --     --       --     --      --      --
80                           1,663   418,997,205        251,953      0.36   6.500   2.19   357.00    661   80.00   40.44
80.01-85                       467   118,806,944        254,405      0.10   6.830   2.24   356.00    624   84.17   40.96
85.01-90                       671   174,254,227        259,693      0.15   6.890   2.26   357.00    631   89.52   40.67
90.01-95                       332    73,251,002        220,636      0.06   7.510   2.23   357.00    623   94.65   43.18
95.01-100                    1,727   115,885,491         67,102      0.10   9.640   2.13   188.00    674   99.97   40.85
                                --            --             --        --      --     --       --     --      --      --
Cash Out                     2,779   639,132,931        229,987      0.54   6.880   2.23   352.00    622   80.12   40.28
2-4 family                     263    70,203,651        266,934      0.06   7.023   2.00   351.00    637   78.57   42.17
Investment & 2nd home          301    49,836,163        165,569      0.04   7.190   2.00   345.00    676   78.74   39.42
                                --            --             --        --      --     --       --     --      --      --
CA                           2,537   616,248,631        242,904      0.52   6.850   2.17   338.00    649   81.37   40.69
NY                             245    63,400,172        258,776      0.05   6.980   2.33   347.00    625   80.31   41.13
MA                              36     6,957,360        193,260      0.01   7.120   2.31   333.00    673   87.48   43.34
GA                              48     6,276,202        130,754      0.01   7.840   2.35   341.00    629   86.09   40.68
                                --            --             --        --      --     --       --     --      --      --
Stated Doc                   2,316   461,887,862        199,433      0.39   7.180   2.21   338.00    655   80.54   41.14
Lite Doc                       110    20,729,295        188,448      0.02   6.890   2.07   336.00    643   83.89   39.80
                                --            --             --        --      --     --       --     --      --      --
IO                           1,015   311,792,024        307,184      0.27   6.220   2.19   358.00    664   80.95   38.83
2nd lien                     1,690   109,731,010         64,930      0.09   9.770   2.12   178.00    675   99.98   40.90
Loans w/ silent 2nds            49    14,633,862        298,650      0.01   6.360   2.00   355.00    666   76.65   38.53


                                               % of     % Single
                             % of Full       Primary    Family &   % of IO     %
                               Doc            Owner       PUD      loans    Cashout
                      -------------------------------------------------------------
Aggregate
<$50k                                51.80      93.55      82.26       --     19.61
50-75k                               43.96      93.72      83.60     0.77     22.40
75-100k                              46.78      95.90      87.46     2.19     30.60
100-200K                             54.20      93.77      84.94    13.64     57.60
200-300K                             43.55      95.72      84.95    27.27     58.05
300-400K                             36.89      97.24      83.85    32.85     55.85
400-500K                             40.96      97.22      80.62    38.59     56.07
500-1MM                              46.62      96.10      89.11    46.24     61.93
$1MM+                                   --         --         --       --        --
                                        --         --         --       --        --
FICO                                    --         --         --       --        --
NA                                      --         --         --       --        --
<600                                 60.61      97.35      86.54    10.02     76.92
601-619                              48.78      97.30      88.12    20.59     60.19
620-639                              43.94      98.09      83.78    27.19     59.89
640-659                              37.92      97.05      82.47    27.56     54.30
660 - 679                            38.30      95.59      83.32    38.77     44.72
680-699                              31.22      94.24      81.70    40.99     38.59
700-719                              34.43      91.55      79.73    44.66     37.23
720                                  38.54      89.34      85.79    31.89     23.88
                                        --         --         --       --        --
LTV                                     --         --         --       --        --
80                                   40.75      95.31      82.93    41.27     28.97
80.01-85                             53.47      98.27      85.07    28.06     82.30
85.01-90                             53.24      97.21      87.95    34.23     71.36
90.01-95                             64.99      97.60      84.24       --     62.12
95.01-100                            39.12      97.21      84.96       --     17.11
                                        --         --         --       --        --
Cash Out                             49.46      96.44      86.13    24.69    100.00
2-4 family                           29.57      86.13         --     8.92     65.81
Investment & 2nd home                31.20         --      71.99    12.66     45.63
                                        --         --         --       --        --
CA                                   40.07      96.70      84.57    37.02     52.78
NY                                   39.53      96.04      69.52     9.81     66.39
MA                                   48.25     100.00      39.44     8.27        --
GA                                   58.26      91.85      95.24     7.09     52.50
                                        --         --         --       --        --
Stated Doc                              --      94.92      82.47    16.19     47.94
Lite Doc                                --      92.99      81.95    41.06     39.82
                                        --         --         --       --        --
IO                                   53.82      97.98      84.91   100.00     50.62
2nd lien                             37.70      97.08      84.67       --     15.67
Loans w/ silent 2nds                 57.45      84.67      84.32    42.71     26.69

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                             Confidential Zip Codes

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 103
Aggregate Principal Balance ($): 8,620,465
Weighted Average Current Mortgage Rate (%): 8.053
Non-Zero Weighted Average Margin (%): 7.169
Non-Zero Weighted Average Maximum Rate (%): 14.419
Weighted Average Stated Original Term (months): 346
Weighted Average Stated Remaining Term (months): 344
Weighted Average Combined Original LTV (%): 85.29
% First Liens: 93.06
% Owner Occupied: 93.85
% Purchase: 39.10
% Full Doc: 68.58
Non-Zero Weighted Average Credit Score: 610



2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                          1          69,169        0.80      7.250         178      80.00        676
Fixed - 30 Year                                          5         395,012        4.58      7.479         358      82.03        620
Balloon - 15/30                                         20         598,614        6.94     10.221         178     100.00        643
ARM - 2 Year/6 Month                                    61       5,416,399       62.83      8.042         358      84.73        599
ARM - 3 Year/6 Month                                     3         228,494        2.65      7.882         357      91.66        598
Interest Only ARM - 2 Year/6 Month                       7       1,177,750       13.66      7.265         358      80.33        652
ARM - 2 Year/6 Month 40 Year Amortization
 30 Year Balloon                                         6         735,027        8.53      8.070         358      85.63        584
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                            2         182,638        2.12      5.882         357      87.47        657
6.000 - 6.999                                           17       2,263,990       26.26      6.738         358      82.39        635
7.000 - 7.999                                           20       1,991,266       23.10      7.702         351      84.07        631
8.000 - 8.999                                           37       2,742,422       31.81      8.498         346      87.04        590
9.000 - 9.999                                           11         771,064        8.94      9.495         344      84.43        543
10.000 - 10.999                                         13         604,929        7.02     10.509         268      91.01        598
11.000 - 11.999                                          2          36,378        0.42     11.702         178     100.00        650
12.000 - 12.999                                          1          27,778        0.32     12.500         177     100.00        606
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.775
Maximum: 12.500
Weighted Average: 8.053


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              11         217,340        2.52      9.987         178     100.00        646
25,001 - 50,000                                         18         708,562        8.22      9.122         289      86.67        621
50,001 - 75,000                                         27       1,685,762       19.56      8.506         350      82.71        589
75,001 - 100,000                                        18       1,518,099       17.61      7.749         358      86.79        608
100,001 - 125,000                                       15       1,697,681       19.69      8.082         346      88.59        596
125,001 - 150,000                                        4         546,296        6.34      7.662         358      84.71        586
150,001 - 175,000                                        2         330,535        3.83      7.284         357      90.00        600
175,001 - 200,000                                        3         548,048        6.36      7.513         358      84.83        609
200,001 - 225,000                                        1         213,372        2.48      6.625         358      95.00        776
225,001 - 250,000                                        2         462,011        5.36      7.855         358      69.84        586
250,001 - 275,000                                        1         252,758        2.93      6.700         358      80.00        613
425,001 - 450,000                                        1         440,000        5.10      7.990         358      80.00        689
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14,984
Maximum: 440,000
Average: 83,694


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                     21         667,783        7.75      9.913         178      97.93        646
360                                                     82       7,952,682       92.25      7.897         358      84.22        607
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 346


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                               21         667,783        7.75      9.913         178      97.93        646
349 - 360                                               82       7,952,682       92.25      7.897         358      84.22        607
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 177
Maximum: 359
Weighted Average: 344


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                            1          39,950        0.46      8.350         358      30.77        521
60.01 - 65.00                                            2         281,554        3.27      7.577         358      64.68        595
65.01 - 70.00                                            4         219,675        2.55      9.383         358      69.81        565
70.01 - 75.00                                            6         491,817        5.71      8.243         358      74.70        575
75.01 - 80.00                                           25       2,854,792       33.12      7.402         353      79.99        631
80.01 - 85.00                                           12         959,426       11.13      8.514         358      83.93        587
85.01 - 90.00                                           14       1,438,171       16.68      8.215         358      89.85        570
90.01 - 95.00                                           16       1,505,900       17.47      7.881         358      94.74        616
95.01 - 100.00                                          23         829,180        9.62      9.475         228     100.00        660
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 30.77
Maximum: 100.00
Weighted Average: 85.29


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
4.001 - 4.500                                            1          48,944        0.57      8.800         358      74.24        565
5.001 - 5.500                                            1         117,392        1.36      6.625         358      80.00        614
5.501 - 6.000                                            7         878,534       10.19      6.776         358      81.09        617
6.001 - 6.500                                           11       1,191,386       13.82      7.560         358      83.47        598
6.501 - 7.000                                            5         544,191        6.31      7.195         358      89.87        653
7.001 - 7.500                                           17       2,133,367       24.75      7.928         358      82.94        614
7.501 - 8.000                                           29       2,178,991       25.28      8.628         358      85.89        589
8.001 - 8.500                                            3         258,275        3.00      8.577         358      88.33        587
8.501 - 9.000                                            3         206,589        2.40      8.875         357      86.54        602
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410
Maximum: 8.875
Non-Zero Weighted Average: 7.169


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
5.501 - 6.000                                            2         182,638        2.12      5.882         357      87.47        657
6.001 - 6.500                                            4         402,762        4.67      6.325         358      79.26        629
6.501 - 7.000                                           12       1,784,854       20.70      6.821         358      83.17        637
7.001 - 7.500                                            5         438,127        5.08      7.364         357      87.37        641
7.501 - 8.000                                           13       1,386,626       16.09      7.903         358      83.89        630
8.001 - 8.500                                           16       1,215,610       14.10      8.276         358      86.11        597
8.501 - 9.000                                           12       1,194,400       13.86      8.774         358      86.25        568
9.001 - 9.500                                            4         316,096        3.67      9.288         358      79.85        514
9.501 - 10.000                                           4         333,077        3.86      9.710         358      85.85        542
10.001 -10.500                                           4         244,451        2.84     10.314         358      81.37        556
10.501 - 11.000                                          1          59,030        0.68     10.750         358      85.00        527
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.775
Maximum: 10.750
Non-Zero Weighted Average: 7.919


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
<= 12.500                                                2         182,638        2.12      5.882         357      87.47        657
12.501 - 13.000                                          4         402,762        4.67      6.325         358      79.26        629
13.001 - 13.500                                         12       1,784,854       20.70      6.821         358      83.17        637
13.501 - 14.000                                          5         438,127        5.08      7.364         357      87.37        641
14.001 - 14.500                                         13       1,386,626       16.09      7.903         358      83.89        630
14.501 - 15.000                                         16       1,215,610       14.10      8.276         358      86.11        597
15.001 - 15.500                                         12       1,194,400       13.86      8.774         358      86.25        568
15.501 - 16.000                                          4         316,096        3.67      9.288         358      79.85        514
16.001 - 16.500                                          4         333,077        3.86      9.710         358      85.85        542
16.501 - 17.000                                          4         244,451        2.84     10.314         358      81.37        556
17.001 - 17.500                                          1          59,030        0.68     10.750         358      85.00        527
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.275
Maximum: 17.250
Non-Zero Weighted Average: 14.419


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
1                                                        1          81,314        0.94      7.400         357      93.68        607
1.5                                                      4         316,029        3.67      8.241         357      91.76        640
3                                                       72       7,160,327       83.06      7.910         358      83.90        604
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.916


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
1                                                       77       7,557,670       87.67      7.919         358      84.34        606
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                        26       1,062,795       12.33      9.009         245      92.02        636
Feb-07                                                   1          71,175        0.83      8.375         355      85.00        612
Mar-07                                                   2         104,246        1.21      7.811         356      77.41        673
Apr-07                                                  19       1,765,233       20.48      7.837         357      87.23        594
May-07                                                  51       5,276,992       61.21      7.937         358      83.06        609
Jun-07                                                   1         111,529        1.29      8.250         359      90.00        604
Apr-08                                                   2         152,923        1.77      7.206         357      92.97        628
May-08                                                   1          75,571        0.88      9.250         358      89.00        537
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                                                    24       2,798,701       32.47      8.215         346      83.97        608
Michigan                                                20       1,641,475       19.04      8.247         352      83.11        587
Tennessee                                               20       1,322,725       15.34      7.327         333      87.27        611
Mississippi                                             15         900,534       10.45      8.865         336      85.33        599
South Carolina                                           4         539,035        6.25      7.419         358      89.10        627
North Carolina                                           7         507,161        5.88      8.008         330      86.63        618
Texas                                                    4         247,246        2.87      8.544         331      92.84        592
Florida                                                  1         213,372        2.48      6.625         358      95.00        776
Pennsylvania                                             3         170,173        1.97      7.741         336      82.41        625
New York                                                 3         158,797        1.84      8.535         357      75.32        620
Indiana                                                  1          71,175        0.83      8.375         355      85.00        612
West Virginia                                            1          50,072        0.58      7.250         358      85.00        603
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented: 12


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                                 96       8,090,258       93.85      8.060         344      85.42        604
Investment                                               6         316,835        3.68      8.833         318      75.39        638
Second Home                                              1         213,372        2.48      6.625         358      95.00        776
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                 91       7,622,006       88.42      8.065         345      85.37        603
2-4 Family                                               7         534,363        6.20      8.415         334      80.74        626
Planned Unit Development                                 4         250,724        2.91      8.146         321      84.00        647
Condominium                                              1         213,372        2.48      6.625         358      95.00        776
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                     45       4,493,451       52.13      8.051         348      84.62        608
Purchase                                                52       3,370,463       39.10      8.121         334      87.24        618
Refinance - Rate Term                                    6         756,551        8.78      7.761         358      80.54        579
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                      73       5,911,636       68.58      7.981         346      87.67        600
Stated Documentation                                    24       2,327,816       27.00      8.145         338      79.63        640
Limited Documentation                                    6         381,013        4.42      8.611         345      82.88        566
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                6         456,336        5.29      9.470         358      73.75        510
525 - 549                                                9         722,122        8.38      9.002         358      86.38        539
550 - 574                                               17       1,573,539       18.25      8.630         358      86.82        562
575 - 599                                               10         768,102        8.91      8.083         357      89.45        587
600 - 624                                               33       2,759,058       32.01      7.481         336      83.49        611
625 - 649                                                5         299,660        3.48      7.866         349      89.66        636
650 - 674                                                5         451,513        5.24      6.833         348      85.60        654
675 - 699                                               13       1,112,878       12.91      8.313         309      83.75        688
700 - 724                                                2         101,661        1.18      8.014         358      88.84        716
725 - 749                                                1         121,727        1.41      7.500         357     100.00        730
775 - 799                                                1         213,372        2.48      6.625         358      95.00        776
800 +                                                    1          40,496        0.47      8.300         356      81.20        806
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 501
Maximum: 806
Non-Zero Weighted Average: 610


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                       30       2,075,371       24.07      8.478         319      86.40        638
24                                                      64       5,919,139       68.66      7.927         353      84.74        600
36                                                       9         625,955        7.26      7.833         338      86.73        612
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 24
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                83       8,021,851       93.06      7.891         356      84.19        607
2nd Lien                                                20         598,614        6.94     10.221         178     100.00        643
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                       96       7,442,715       86.34      8.178         342      86.07        603
60                                                       7       1,177,750       13.66      7.265         358      80.33        652
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 103       8,620,465      100.00      8.053         344      85.29        610
-----------------------------------------------------------------------------------------------------------------------------------

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

                                 Morgan Stanley
                                 MSAC 2005-WMC6
                                   California

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 2,537
Aggregate Principal Balance ($): 616,248,631
Weighted Average Current Mortgage Rate (%): 6.851
Non-Zero Weighted Average Margin (%): 6.229
Non-Zero Weighted Average Maximum Rate (%): 13.010
Weighted Average Stated Original Term (months): 340
Weighted Average Stated Remaining Term (months): 338
Weighted Average Combined Original LTV (%): 81.37
% First Liens: 89.27
% Owner Occupied: 96.70
% Purchase: 44.75
% Full Doc: 40.07
Non-Zero Weighted Average Credit Score: 649



2. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Product Types                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         11       1,983,616        0.32      6.756         178      65.96        637
Fixed - 20 Year                                          1         149,368        0.02      6.250         238      81.97        629
Fixed - 30 Year                                        115      30,408,448        4.93      6.616         358      73.50        650
Balloon - 15/30                                        807      65,922,930       10.70      9.641         178      99.98        676
Balloon - 30/40                                          8       3,193,889        0.52      6.531         358      75.07        631
ARM - 6 Month                                            6       1,828,783        0.30      7.086         358      67.89        654
ARM - 2 Year/6 Month                                   559     162,533,625       26.37      6.924         358      78.34        624
ARM - 3 Year/6 Month                                    25       7,210,519        1.17      6.531         358      78.93        657
ARM - 5 Year/6 Month                                    42      11,713,397        1.90      6.245         358      75.97        657
Interest Only ARM - 5 Year/6 Month                     102      35,589,760        5.78      5.900         358      78.69        692
Interest Only ARM - 2 Year/6 Month                     547     189,813,928       30.80      6.214         358      80.84        662
Interest Only ARM - 3 Year/6 Month                       5       2,100,000        0.34      5.634         358      80.39        713
Interest Only ARM - 10 Year/1 Month                      1         636,000        0.10      2.990         297      80.00        810
ARM - 2 Year/6 Month 40 Year Amortization
30 Year Balloon                                        286      95,740,443       15.54      6.696         358      80.12        628
ARM - 3 Year/6 Month 40 Year Amortization
30 Year Balloon                                         11       3,330,683        0.54      6.728         358      78.49        614
ARM - 5 Year/6 Month 40 Year Amortization
30 Year Balloon                                         11       4,093,241        0.66      6.042         358      79.09        640
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                            1         636,000        0.10      2.990         297      80.00        810
4.000 - 4.999                                           10       3,972,215        0.64      4.929         358      73.65        718
5.000 - 5.999                                          486     163,844,828       26.59      5.733         358      78.20        672
6.000 - 6.999                                          855     268,255,678       43.53      6.523         357      79.75        647
7.000 - 7.999                                          304      91,858,888       14.91      7.495         355      79.41        608
8.000 - 8.999                                          262      36,013,593        5.84      8.497         277      88.99        638
9.000 - 9.999                                          377      31,945,321        5.18      9.629         193      97.82        666
10.000 - 10.999                                        240      19,608,700        3.18     10.598         178     100.00        647
11.000 - 11.999                                          2         113,407        0.02     11.469         177     100.00        688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.990
Maximum: 11.650
Weighted Average: 6.851


4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Cut-off Date Principal Balances ($)       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                               1          22,980        0.00      9.990         178     100.00        642
25,001 - 50,000                                         92       3,935,259        0.64      9.727         180      99.11        677
50,001 - 75,000                                        301      18,999,515        3.08      9.606         182      98.35        675
75,001 - 100,000                                       264      23,205,619        3.77      9.497         189      97.98        672
100,001 - 125,000                                      141      15,822,588        2.57      8.991         221      93.15        668
125,001 - 150,000                                       84      11,552,512        1.87      8.270         261      85.53        655
150,001 - 175,000                                       94      15,395,907        2.50      7.212         326      77.22        633
175,001 - 200,000                                      130      24,538,817        3.98      6.791         347      73.86        636
200,001 - 225,000                                      150      32,053,043        5.20      6.563         358      74.26        636
225,001 - 250,000                                      160      38,133,443        6.19      6.534         358      77.42        639
250,001 - 275,000                                      147      38,343,901        6.22      6.556         358      78.33        648
275,001 - 300,000                                      130      37,590,336        6.10      6.440         355      78.90        647
300,001 - 325,000                                      121      37,878,482        6.15      6.617         358      80.41        640
325,001 - 350,000                                      120      40,512,607        6.57      6.597         355      79.14        635
350,001 - 375,000                                      117      42,369,663        6.88      6.534         358      81.01        649
375,001 - 400,000                                       89      34,566,051        5.61      6.533         358      80.47        652
400,001 - 425,000                                       76      31,364,317        5.09      6.493         358      81.80        641
425,001 - 450,000                                       69      30,217,898        4.90      6.512         358      81.66        654
450,001 - 475,000                                       50      23,160,419        3.76      6.674         358      81.40        644
475,001 - 500,000                                       45      21,987,849        3.57      6.432         358      81.79        664
500,001 - 750,000                                      144      85,010,729       13.79      6.296         357      81.30        657
750,001 - 1,000,000                                     12       9,586,698        1.56      6.230         358      78.33        646
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 22,980
Maximum: 844,808
Average: 242,904


5. Stated Original Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Stated Original Term (months)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
180                                                    818      67,906,546       11.02      9.557         178      98.98        675
240                                                      1         149,368        0.02      6.250         238      81.97        629
300                                                      1         636,000        0.10      2.990         297      80.00        810
360                                                  1,717     547,556,717       88.85      6.520         358      79.19        645
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 340


6. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Stated Remaining Terms (months)           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
169 - 180                                              818      67,906,546       11.02      9.557         178      98.98        675
229 - 240                                                1         149,368        0.02      6.250         238      81.97        629
289 - 300                                                1         636,000        0.10      2.990         297      80.00        810
349 - 360                                            1,717     547,556,717       88.85      6.520         358      79.19        645
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 177
Maximum: 359
Weighted Average: 338


7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Combined Original LTV Ratios (%)          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            1          39,922        0.01      6.825         358      12.05        589
15.01 - 20.00                                            1          74,536        0.01      7.250         178      17.65        637
20.01 - 25.00                                            2         274,525        0.04      6.757         358      24.45        597
25.01 - 30.00                                            2         185,784        0.03      6.676         358      28.00        596
30.01 - 35.00                                            2         499,364        0.08      6.062         358      31.01        706
35.01 - 40.00                                            5         675,808        0.11      6.783         358      38.50        600
40.01 - 45.00                                           16       2,834,091        0.46      6.734         358      43.12        629
45.01 - 50.00                                           22       3,963,289        0.64      6.666         358      48.57        636
50.01 - 55.00                                           31       6,782,475        1.10      6.574         350      52.86        631
55.01 - 60.00                                           52      13,443,198        2.18      6.537         348      57.55        620
60.01 - 65.00                                           59      15,102,316        2.45      6.778         356      63.15        604
65.01 - 70.00                                          105      29,495,951        4.79      6.694         358      68.58        613
70.01 - 75.00                                          153      49,290,140        8.00      6.521         358      73.86        620
75.01 - 80.00                                          836     270,891,828       43.96      6.365         357      79.74        662
80.01 - 85.00                                          154      54,205,303        8.80      6.529         357      84.00        643
85.01 - 90.00                                          235      83,170,854       13.50      6.686         358      89.49        639
90.01 - 95.00                                           51      18,851,936        3.06      7.317         358      94.52        627
95.01 - 100.00                                         810      66,467,313       10.79      9.615         179      99.97        676
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.05
Maximum: 100.00
Weighted Average: 81.37


8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
<= 3.500                                                 1         636,000        0.10      2.990         297      80.00        810
4.501 - 5.000                                           31      10,304,749        1.67      5.470         358      76.83        688
5.001 - 5.500                                          235      79,548,174       12.91      5.936         358      78.22        667
5.501 - 6.000                                          462     143,939,365       23.36      6.174         358      77.99        651
6.001 - 6.500                                          408     135,306,972       21.96      6.626         358      79.91        642
6.501 - 7.000                                          267      84,455,663       13.70      6.905         358      81.87        639
7.001 - 7.500                                          107      34,860,527        5.66      7.345         358      82.55        616
7.501 - 8.000                                           70      21,671,187        3.52      7.564         358      80.17        607
8.001 - 8.500                                            9       2,793,211        0.45      7.606         358      81.73        612
8.501 - 9.000                                            4         882,706        0.14      8.910         358      71.23        616
9.001 - 9.500                                            1         191,826        0.03      9.900         358      62.95        518
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.375
Maximum: 9.300
Non-Zero Weighted Average: 6.229


9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
<=5.000                                                 11       4,608,215        0.75      4.661         349      74.52        731
5.001 - 5.500                                          109      39,600,096        6.43      5.365         358      78.55        688
5.501 - 6.000                                          382     125,817,182       20.42      5.857         358      78.52        665
6.001 - 6.500                                          390     123,965,154       20.12      6.314         358      80.06        652
6.501 - 7.000                                          362     115,461,278       18.74      6.790         358      80.77        641
7.001 - 7.500                                          148      47,468,810        7.70      7.308         358      78.04        615
7.501 - 8.000                                          117      36,624,239        5.94      7.798         358      80.77        593
8.001 - 8.500                                           41      12,384,942        2.01      8.241         358      82.18        589
8.501 - 9.000                                           24       5,903,469        0.96      8.745         358      78.74        567
9.001 - 9.500                                            6       1,350,906        0.22      9.254         358      71.58        547
9.501 - 10.000                                           5       1,406,088        0.23      9.686         358      78.81        520
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.990
Maximum: 9.900
Non-Zero Weighted Average: 6.511


10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
<= 12.500                                              499     169,258,370       27.47      5.709         358      78.44        673
12.501 - 13.000                                        393     125,051,031       20.29      6.313         358      80.03        651
13.001 - 13.500                                        362     115,519,098       18.75      6.791         358      80.78        641
13.501 - 14.000                                        150      48,011,069        7.79      7.307         358      78.10        616
14.001 - 14.500                                        116      36,283,934        5.89      7.800         358      80.78        592
14.501 - 15.000                                         40      11,806,416        1.92      8.308         358      81.81        590
15.001 - 15.500                                         24       5,903,469        0.96      8.745         358      78.74        567
15.501 - 16.000                                          5       1,146,108        0.19      9.206         358      74.85        552
16.001 - 16.500                                          6       1,610,887        0.26      9.666         358      75.56        520
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.490
Maximum: 16.400
Non-Zero Weighted Average: 13.010


11. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
1                                                        8       2,728,783        0.44      6.063         344      71.88        691
1.5                                                    134      38,310,907        6.22      7.230         358      77.73        612
2                                                        1         414,000        0.07      6.750         358      90.00        659
3                                                    1,353     438,413,930       71.14      6.498         358      79.80        644
5                                                       99      34,722,760        5.63      5.891         358      78.83        692
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 3.012


12. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
1                                                    1,588     513,183,703       83.28      6.511         358      79.57        645
1.5                                                      7       1,406,677        0.23      6.141         357      74.07        646
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.001


13. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                         Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       942     101,658,251       16.50      8.577         237      90.58        666
Aug-05                                                   1         636,000        0.10      2.990         297      80.00        810
Nov-05                                                   6       1,828,783        0.30      7.086         358      67.89        654
Mar-07                                                   5       1,478,830        0.24      6.922         356      76.87        653
Apr-07                                                 249      79,980,513       12.98      6.607         357      79.36        641
May-07                                               1,135     365,668,343       59.34      6.568         358      79.88        641
Jun-07                                                   3         960,312        0.16      5.729         359      80.00        664
Apr-08                                                   3         870,375        0.14      6.125         357      82.46        676
May-08                                                  38      11,770,827        1.91      6.457         358      78.81        653
Apr-10                                                  19       5,680,625        0.92      6.162         357      78.13        662
May-10                                                 136      45,715,772        7.42      5.968         358      78.10        682
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                           2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 1


15. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Occupancy                                          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                              2,457     595,922,897       96.70      6.845         337      81.52        648
Investment                                              51      13,716,808        2.23      7.118         358      74.64        668
Second Home                                             29       6,608,926        1.07      6.780         336      82.23        689
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Property Type                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,957     477,289,347       77.45      6.838         338      81.32        647
Condominium                                            345      68,964,947       11.19      6.886         331      83.41        658
Planned Unit Development                               154      43,892,751        7.12      6.812         333      81.99        660
2-4 Family                                              81      26,101,587        4.24      7.056         353      75.86        639
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Loan Purpose                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,110     325,250,226       52.78      6.678         352      78.84        631
Purchase                                             1,374     275,758,796       44.75      7.067         321      84.57        671
Refinance - Rate Term                                   53      15,239,609        2.47      6.642         347      77.51        641
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Documentation Level                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                 1,144     263,305,573       42.73      7.084         337      80.15        656
Full Documentation                                     991     246,940,014       40.07      6.671         340      81.70        644
Limited Documentation                                  402     106,003,044       17.20      6.689         337      83.62        643
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


19. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Credit Score                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                               65      17,748,525        2.88      7.920         358      75.08        516
525 - 549                                               51      13,529,728        2.20      7.605         353      70.63        536
550 - 574                                               93      27,826,418        4.52      7.227         357      77.95        563
575 - 599                                              164      49,471,651        8.03      6.833         357      76.68        589
600 - 624                                              420     106,542,201       17.29      6.893         343      81.17        612
625 - 649                                              401      97,773,380       15.87      6.816         338      82.82        638
650 - 674                                              448     104,936,348       17.03      6.817         331      82.98        662
675 - 699                                              379      82,781,636       13.43      6.780         328      83.19        687
700 - 724                                              237      52,529,965        8.52      6.613         331      83.18        711
725 - 749                                              144      31,796,139        5.16      6.666         326      83.40        736
750 - 774                                               87      20,101,942        3.26      6.578         332      81.61        760
775 - 799                                               44      10,223,543        1.66      6.438         331      79.41        785
800 +                                                    4         987,154        0.16      4.518         288      81.57        809
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 501
Maximum: 813
Non-Zero Weighted Average: 649


20. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                      272      70,248,459       11.40      7.402         330      83.42        664
12                                                      86      24,507,983        3.98      6.701         344      79.26        665
24                                                   1,904     447,123,208       72.56      6.842         337      81.86        644
36                                                     275      74,368,980       12.07      6.432         349      77.17        660
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
Lien                                              Mortgage     Principal     Principal   Interest     Term      Original     FICO
Position                                           Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                             1,728     550,113,909       89.27      6.516         357      79.13        646
2nd Lien                                               809      66,134,722       10.73      9.637         178      99.98        676
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                              Pool by
                                                               Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                   Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                                     of          Date          Date       Gross     Remaining   Combined   Average
                                                  Mortgage     Principal     Principal   Interest     Term      Original     FICO
Interest Only Term                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                                    1,882     388,108,943       62.98      7.263         326      81.88        638
60                                                     653     227,193,188       36.87      6.158         358      80.48        667
120                                                      2         946,500        0.15      4.302         317      83.28        737
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               2,537     616,248,631      100.00      6.851         338      81.37        649
-----------------------------------------------------------------------------------------------------------------------------------

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FICO Score
Note: Cells in red font are calculations
Collateral Cuts for MSAC 2005-WMC6

                     Total Balance                Adjusted Balance[1]
FICO             ---------------------    LTV     -------------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV    WA DTI
                    Amount       %[2]               Amount      %[2]    Balance           Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                      0      0%   > 65.0             0      0%
0 - 500              1,069,492      0%   > 65.0       989,655      0%   133,687   8.082              --       500     77.88    42.53
500.01 - 550        87,338,101      7%   > 70.0    61,390,536      5%   200,317   7.980              --       526     75.72    41.79
550.01 - 575        75,897,883      6%   > 70.0    62,504,324      5%   209,663   7.531              --       563     81.45    41.06
575.01 - 600       110,544,683      9%   > 70.0    86,273,373      7%   224,684   7.006              --       589     79.19    40.18
600.01 - 620       163,011,727     14%   > 70.0   147,546,675     13%   190,657   7.041              --       611     82.44    41.41
620.01 - 650       234,464,512     20%   > 80.0   103,439,232      9%   194,093   6.917              --       635     83.20    40.57
650.01 - 680       213,760,616     18%   > 80.0    86,359,037      7%   191,542   6.916              --       664     83.55    40.65
680.01 - 700       104,463,775      9%   > 85.0    29,896,752      3%   181,676   6.838              --       690     83.50    39.98
700.01 - 750       132,165,427     11%   > 85.0    41,609,444      4%   190,440   6.740              --       722     83.97    40.67
750.01 - 800        51,210,065      4%   > 85.0    13,753,271      1%   181,596   6.770              --       769     82.64    38.78
800 +                1,834,549      0%   > 85.0    207,370.00      0%   166,777   5.298              --       807     79.03    34.86
------------------------------------------------------------------------------------------------------------------------------------
Total:           1,175,760,831    100%            633,969,667     54%   194,695   7.026              --       641     82.19    40.66
------------------------------------------------------------------------------------------------------------------------------------
             FICO: Average 641              Non-Zero Min: 500          Max: 813

FICO             % SFD/PUD   % Owner   % Full Doc   % Cashout
                              Occ.                    Refi
-------------------------------------------------------------
FICO NA
0 - 500              100.0     100.0         92.3        64.6
500.01 - 550          89.6      97.8         62.5        84.0
550.01 - 575          85.4      98.7         59.1        72.3
575.01 - 600          84.7      95.8         59.3        72.7
600.01 - 620          88.4      97.6         47.7        60.8
620.01 - 650          84.2      97.6         42.5        57.3
650.01 - 680          81.6      96.2         37.9        49.2
680.01 - 700          82.1      93.8         30.4        36.8
700.01 - 750          83.2      92.4         34.4        30.8
750.01 - 800          84.6      84.1         43.4        23.0
800 +                 87.3      88.6         74.7        12.1
-------------------------------------------------------------
Total:                84.6      95.8         44.7        54.4
-------------------------------------------------------------


Debt To Income (DTI) Ratio

                     Total Balance                Adjusted Balance[1]
DTI              ---------------------   FICO     -------------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV    WA DTI
                    Amount       %[2]               Amount      %[2]    Balance           Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
<= 20               35,076,290      3%   < 550      1,780,820      0%   200,436   6.936              --       641     81.21    15.27
20.001 - 25.00      36,641,187      3%   < 550      2,211,017      0%   185,996   6.758              --       643     81.28    22.88
25.001 - 30.00      57,876,746      5%   < 575      7,212,386      1%   170,728   6.911              --       646     80.29    27.65
30.001 - 35.00     123,248,958     10%   < 575     14,865,224      1%   181,783   6.976              --       648     81.49    32.64
35.001 - 40.00     202,247,099     17%   < 600     41,553,592      4%   192,800   6.938              --       643     82.12    37.70
40.001 - 45.00     326,294,507     28%   < 625    124,358,862     11%   196,208   7.047              --       645     82.45    42.67
45.001 - 50.00     305,024,031     26%   < 650    189,767,381     16%   199,362   7.186              --       633     82.56    47.66
50.001 - 55.00      81,025,837      7%   < 675     62,784,020      5%   217,811   6.928              --       633     83.11    52.46
55+                  8,326,176      1%   < 700      7,991,786      1%   231,283   6.539              --       623     82.87    56.84
------------------------------------------------------------------------------------------------------------------------------------
Total:           1,175,760,831    100%            452,525,087     38%   194,695   7.026              --       641     82.19    40.66
------------------------------------------------------------------------------------------------------------------------------------
            DTI: Average 40.66                      Min: 0.05        Max: 59.82

DTI              % SFD/PUD   % Owner   % Full Doc   % Cashout
                              Occ.                    Refi
-------------------------------------------------------------
<= 20                 89.0      90.8         31.6        55.6
20.001 - 25.00        87.5      94.5         48.0        73.2
25.001 - 30.00        83.5      95.6         48.4        56.7
30.001 - 35.00        86.0      93.9         45.9        59.2
35.001 - 40.00        83.3      97.1         39.1        55.9
40.001 - 45.00        85.3      96.7         42.9        50.2
45.001 - 50.00        83.9      95.8         42.4        51.3
50.001 - 55.00        83.6      94.7         72.0        59.7
55+                   77.5      90.5         64.6        62.8
-------------------------------------------------------------
Total:                84.6      95.8         44.7        54.4
-------------------------------------------------------------


Loan To Value (LTV) Ratio

                     Total Balance                Adjusted Balance[1]
LTV              ---------------------    DTI     -------------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV    WA DTI
                    Amount       %[2]               Amount      %[2]    Balance           Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
< 60.00             43,326,221      4%    > 50      3,324,148      0%   182,811   6.715              --       617     51.41    39.78
60.01 - 70.00       81,352,147      7%    > 50      6,727,543      1%   224,111   6.879              --       603     66.66    40.21
70.01 - 80.00      568,884,799     48%    > 50     34,157,791      3%   253,740   6.558              --       650     78.87    40.36
80.01 - 85.00      118,806,944     10%    > 50     11,521,485      1%   254,405   6.834              --       624     84.17    40.96
85.01 - 90.00      174,254,227     15%    > 50     14,982,139      1%   259,693   6.886              --       631     89.52    40.67
90.01 - 95.00       73,251,002      6%    > 50     13,272,616      1%   220,636   7.511              --       623     94.65    43.18
95.01 - 100.00     115,885,491     10%    > 50      5,366,291      0%    67,102   9.644              --       674     99.97    40.85
100+                         0      0%    > 50              0      0%
------------------------------------------------------------------------------------------------------------------------------------
Total:           1,175,760,831    100%             89,352,013      8%   194,695   7.026              --       641     82.19    40.66
------------------------------------------------------------------------------------------------------------------------------------
            LTV: Average 82.19                     Min: 12.05       Max: 100.00

LTV              % SFD/PUD   % Owner   % Full Doc   % Cashout
                              Occ.                    Refi
-------------------------------------------------------------
< 60.00               85.5      93.5         39.4        88.5
60.01 - 70.00         81.9      90.0         41.4        84.0
70.01 - 80.00         83.7      95.3         39.6        43.1
80.01 - 85.00         85.1      98.3         53.5        82.3
85.01 - 90.00         88.0      97.2         53.2        71.4
90.01 - 95.00         84.2      97.6         65.0        62.1
95.01 - 100.00        85.0      97.2         39.1        17.1
100+
-------------------------------------------------------------
Total:                84.6      95.8         44.7        54.4
-------------------------------------------------------------

[1] Balance of the collateral cut with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket [2] Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES

                          Total Balance
STATE                 ---------------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner
                         Amount       %[2]    Balance           Mortgage Ins.                                            Occ.
-------------------------------------------------------------------------------------------------------------------------------
California              616,248,631     52%   242,904   6.851              --       649    81.37    40.69        84.6      96.7
Maryland                 64,111,249      5%   184,759   7.234              --       630    83.42    40.26        88.8      98.4
New York                 63,400,172      5%   258,776   6.982              --       625    80.31    41.13        69.5      96.0
Florida                  59,547,450      5%   141,443   7.253              --       636    82.84    39.77        85.8      88.8
Virginia                 46,957,807      4%   183,429   7.465              --       634    84.18    41.94        90.4      98.2
New Jersey               39,467,072      3%   215,667   7.026              --       628    81.48    41.21        69.2      96.0
Arizona                  33,181,076      3%   148,794   7.116              --       647    84.03    39.45        97.4      85.8
Illinois                 33,121,859      3%   179,037   7.098              --       638    83.05    41.81        72.1      99.8
Nevada                   30,134,128      3%   182,631   7.108              --       648    81.93    40.26        93.6      87.3
Washington               26,775,063      2%   143,952   6.967              --       641    85.29    37.95        86.5      95.4
Texas                    23,730,699      2%    95,688   7.595              --       636    84.29    39.32        97.8      96.0
Connecticut              18,638,475      2%   196,194   6.969              --       612    80.16    43.31        69.3      94.4
Other                   120,447,149     10%   127,054   7.399              --       623    84.38    40.82        89.3      95.7
-------------------------------------------------------------------------------------------------------------------------------
Total:                1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8
-------------------------------------------------------------------------------------------------------------------------------
STATE                 % Full Doc   % Cashout
                                     Refi
--------------------------------------------
California                  40.1        52.8
Maryland                    55.1        62.4
New York                    39.5        66.4
Florida                     51.6        54.3
Virginia                    40.0        50.4
New Jersey                  43.0        65.6
Arizona                     49.8        51.5
Illinois                    51.2        62.7
Nevada                      45.1        45.6
Washington                  50.7        42.8
Texas                       53.4         8.2
Connecticut                 41.6        70.0
Other                       58.6        59.6
--------------------------------------------
Total:                      44.7        54.4
--------------------------------------------


Principal Balance

                          Total Balance
Scheduled Principal   ---------------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner
Balance                  Amount       %[2]    Balance           Mortgage Ins.                                            Occ.
-------------------------------------------------------------------------------------------------------------------------------
0 - $50K                 24,225,004      2%    35,573   9.827              --       659    97.68    39.22        82.3      93.5
$51 - $200K             339,641,162     29%   116,156   7.776              --       636    84.41    39.99        85.1      94.1
$200.1 - $250K          152,009,261     13%   225,199   6.745              --       635    79.02    40.70        84.8      95.4
$250.1 - $300K          135,284,775     12%   273,303   6.657              --       640    79.76    41.32        84.9      96.2
$300.1 - $400K          243,269,773     21%   345,554   6.687              --       640    81.13    41.42        84.3      97.3
$400.1 - $500K          158,262,249     13%   444,557   6.609              --       646    82.00    41.34        80.2      97.2
$500.1 - $600K           64,833,800      6%   544,822   6.375              --       656    82.89    41.64        85.6      95.8
$600.1 - $700K           34,567,439      3%   640,138   6.371              --       648    81.76    37.47        92.7      96.4
$700.1 - $800K           18,728,661      2%   749,146   6.369              --       644    80.76    36.63        95.8     100.0
$800.1 - $900K            4,938,707      0%   823,118   6.203           0.000       653    74.53    40.00        83.8      83.0
$900.1 - $1000K                   0      0%
>$1000K                           0      0%
-------------------------------------------------------------------------------------------------------------------------------
Total:                1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8
-------------------------------------------------------------------------------------------------------------------------------
 Principal Balance: Average 194,695               Min: 14,922              Max: 844,808
Scheduled Principal   % Full Doc   % Cashout
Balance                              Refi
--------------------------------------------
0 - $50K                    51.8        19.6
$51 - $200K                 51.8        49.2
$200.1 - $250K              48.1        60.3
$250.1 - $300K              38.9        55.1
$300.1 - $400K              37.3        55.8
$400.1 - $500K              39.7        56.5
$500.1 - $600K              42.8        53.7
$600.1 - $700K              42.4        61.7
$700.1 - $800K              63.6        84.2
$800.1 - $900K              67.2        83.0
$900.1 - $1000K
>$1000K
--------------------------------------------
Total:                      44.7        54.4
--------------------------------------------


Documentation Type

                 Total Balance
Doc Type      --------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD  % Owner     % Cashout
                 Amount       %[2]    Balance           Mortgage Ins.                                            Occ.        Refi
------------------------------------------------------------------------------------------------------------------------------------
Full Doc        525,435,558     45%   184,169   6.942              --       629    83.01    41.29      86.4         97.0        60.2
Stated Doc      461,887,862     39%   199,433   7.181              --       655    80.54    41.14      82.5         94.9        47.9
Limited Doc     188,437,411     16%   216,595   6.883              --       636    83.95    37.71      84.6         94.2        53.9
NINA                      0      0%
Other                     0      0%
------------------------------------------------------------------------------------------------------------------------------------
Total:        1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66      84.6         95.8        54.4
------------------------------------------------------------------------------------------------------------------------------------


Property Type

                  Total Balance
Property Type  -------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % Owner   % Full Doc   % Cashout
                  Amount      %[2]    Balance           Mortgage Ins.                                Occ.                    Refi
------------------------------------------------------------------------------------------------------------------------------------
Single Family    841,247,380    72%   196,324   7.014              --       638    82.02    40.66      96.6         45.3        57.3
PUD              153,034,422    13%   187,084   7.110              --       647    83.64    40.12      95.3         47.6        44.7
Townhouse                  0     0%
2-4 Family        70,203,651     6%   266,934   7.023              --       637    78.57    42.17      86.1         29.6        65.8
Condo            111,275,377     9%   165,342   7.007              --       653    83.78    40.45      96.2         45.7        38.1
Manufactured               0     0%
Other                      0     0%
------------------------------------------------------------------------------------------------------------------------------------
Total:         1,175,760,831   100%   194,695   7.026              --       641    82.19    40.66      95.8         44.7        54.4
------------------------------------------------------------------------------------------------------------------------------------

Primary Mortgage Insurance

                          Total Balance
Mortgage Insurance     ------------------    WA Loan   WAC   % Covered by    WA FICO   WA LTV   WA DTI   % Owner   % Cashout
                         Amount      %[2]    Balance         Mortgage Ins.                                Occ.       Refi
----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI              --      0%
Loans >80 LTV w/o MI            --      0%
Other                  693,563,167      0%
----------------------------------------------------------------------------------------------------------------------------
Total:                          --      0%
----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance     % Full Doc   Is MI down
                                    to 60 LTV
----------------------------------------------
Loans >80 LTV w/MI
Loans >80 LTV w/o MI
Other
----------------------------------------------
Total:
----------------------------------------------


Loan Purpose

                            Total Balance
Loan Purpose            --------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner
                           Amount       %[2]    Balance           Mortgage Ins.                                            Occ.
---------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                 --      0%
Refinance - Cashout       639,132,931     54%   229,987   6.881              --       622    80.12    40.28        86.1      96.4
Purchase                  493,528,000     42%   161,178   7.213              --       666    85.03    40.99        82.3      94.7
Refinance - Rate Term      43,099,900      4%   217,676   7.040              --       624    80.33    42.49        86.9      97.3
Other                              --      0%
---------------------------------------------------------------------------------------------------------------------------------
Total:                  1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8
---------------------------------------------------------------------------------------------------------------------------------


Fixed Vs. Floating Collateral

                      Total Balance
Collateral Type   --------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner
                     Amount       %[2]    Balance           Mortgage Ins.                                            Occ.
---------------------------------------------------------------------------------------------------------------------------
Fixed               203,424,156     17%    95,325   8.386              --       660    89.21    40.96        85.4      95.7
Floating            488,488,007     42%   298,952   6.398              --       653    80.85    39.74        85.2      97.7
A2/6                454,775,397     39%   212,413   7.100              --       619    80.58    41.51        84.0      93.9
A3/6                 29,073,271      2%   223,641   6.911              --       622    80.71    40.86        77.8      93.3
Other
---------------------------------------------------------------------------------------------------------------------------
Total:            1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8
---------------------------------------------------------------------------------------------------------------------------

Collateral Type   % Cashout       Index       Margin
                    Refi
----------------------------------------------------
Fixed                  42.9
Floating               53.5   6 Month Libor    6.174
A2/6                   58.9   6 Month Libor    6.528
A3/6                   77.3   6 Month Libor    6.388
Other                  0.00               0%
----------------------------------------------------
Total:                 54.4                    6.346
----------------------------------------------------


Lien Status

                  Total Balance
Lien Status   --------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner   % Cashout
                 Amount       %[2]    Balance           Mortgage Ins.                                            Occ.       Refi
-----------------------------------------------------------------------------------------------------------------------------------
First Lien    1,066,029,820     91%   245,121   6.744              --       637    80.36    40.64        84.6      95.6        58.3
Second Lien     109,731,010      9%    64,930   9.767              --       675    99.98    40.90        84.7      97.1        15.7
Third Lien                0      0%
-----------------------------------------------------------------------------------------------------------------------------------
Total:        1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8        54.4
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

                        Total Balance
Occupancy Type      --------------------    WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner
                       Amount       %[2]    Balance           Mortgage Ins.                                            Occ.
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence   1,125,924,668     96%   196,222   7.019              --       639    82.34    40.72        85.1     100.0
Second Home            22,404,389      2%   150,365   7.125              --       696    83.29    40.29        83.1       0.0
Investment             27,431,774      2%   180,472   7.243              --       659    75.01    38.71        62.9       0.0
Non-owner                       0      0%
Other                           0      0%
-----------------------------------------------------------------------------------------------------------------------------
Total:              1,175,760,831    100%   194,695   7.026              --       641    82.19    40.66        84.6      95.8
-----------------------------------------------------------------------------------------------------------------------------
Occupancy Type      % Cashout
                      Refi
-----------------------------
Primary Residence        54.7
Second Home              22.6
Investment               64.4
Non-owner
Other
-----------------------------
Total:                   54.4
-----------------------------


Prepayment Penalty

                          Total Balance
Prepayment Charges    --------------------    WA Loan    WAC    % Covered by    # of Loans   WA FICO   WA LTV   WA DTI   % SFD/ PUD
Term at Origination      Amount       %[2]    Balance           Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
0 Months                327,882,508     28%   181,051   7.303              --        1,811       640    83.38    40.65         80.2
6 Months                          0      0%
12 Months                52,986,045      5%   239,756   6.872              --          221       652    79.55    40.25         82.9
24 Months               673,443,015     57%   195,996   6.970              --        3,436       638    82.36    40.77         86.3
36 Months               121,449,263     10%   212,696   6.660              --          571       651    79.20    40.26         87.8
60 Months                         0      0%
Other                             0      0%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,175,760,831    100%   194,695   7.026              --        6,039       641    82.19    40.66         84.6
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges    % Owner   % Cashout
Term at Origination    Occ.       Refi
-----------------------------------------
0 Months                 95.6        53.2
6 Months
12 Months                91.8        58.3
24 Months                96.4        51.3
36 Months                94.3        72.8
60 Months
Other
-----------------------------------------
Total:                   95.8        54.4
-----------------------------------------


Section 32 Loans

                   Total Balance
                   -------------   WA Loan    WAC    % Covered by    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner   % Cashout
                   Amount   %[2]   Balance           Mortgage Ins.                                            Occ.       Refi
--------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans        0      0%        0       0                         0        0        0           0         0           0
--------------------------------------------------------------------------------------------------------------------------------
Total:                 --                0       0                         0     0.00     0.00         0.0       0.0         0.0
--------------------------------------------------------------------------------------------------------------------------------


Top 5 MSA                                                          Top 5 Originators        Servicers

MSA                                                     %[2]       Originator     %[2]      Servicer        %[2]
------------------------------------------------------------       -------------------      --------------------
Los Angeles-Riverside-Orange County-CA                 33.29       WMC          100.00      Countrywide   100.00
Washington-Baltimore-DC-MD-VA-WV                        8.89
San Francisco-Oakland-San Jose-CA                       8.00
New York-Northern New Jersey-Long Island-NY-NJ-CT-PA    7.62
No MSA                                                  3.45
------------------------------------------------------------       -------------------      --------------------


Rating Agency Base Case Loss Expectations

       Standard & Poors: Analyst Name :                            Moody's: Analyst Name :
       ---------------------------------------------------------   ---------------------------------------------------------
       Foreclosure Frequency   Loss Severity   Cumulative Losses   Foreclosure Frequency   Loss Severity   Cumulative Losses
       ---------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
       ---------------------------------------------------------------------------------------------------------------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.


            Breakeven CDR             Cumulative Losses
       ------------------------   ------------------------
       25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
       ---------------------------------------------------
AA
A
BBB
BBB-
       ---------------------------------------------------
Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


       Multiple of Default Ramp       Cumulative Losses
       ------------------------   ------------------------
       25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
       ---------------------------------------------------
AA
A
BBB
BBB-
       ---------------------------------------------------




0 - 500                         133686.5263   8.081567595       0            500    77.88291254   42.53109343            100
500.01 - 550                    200316.7458   7.980328881       0    526.0930139    75.71854086   41.79171304    89.64814665
550.01 - 575                    209662.6608   7.531360288       0    563.0352641    81.45419548   41.06258485    85.35917305
575.01 - 600                    224684.3154   7.006355799       0    589.2925671    79.18672021    40.1814892    84.70645098
600.01 - 620                    190656.9911   7.041019611       0    611.0204132    82.44248741   41.40769892    88.39711124
620.01 - 650                    194093.1394   6.916875273       0    635.1892902    83.19694351   40.56945438    84.18479235
650.01 - 680                    191541.7702   6.915851723       0    664.3116462     83.5495636   40.64748906    81.60317289
680.01 - 700                    181676.1296   6.837904437       0     689.866834    83.50325568   39.98059301    82.06272387
700.01 - 750                    190440.0972   6.740484981       0    721.6571516    83.96618564    40.6744582    83.18074367
750.01 - 800                    181595.9738   6.769537262       0    768.6142969    82.63510421   38.77622986    84.57537009
800 +                           166777.1745   5.297525432       0    807.4240364    79.03250355   34.86404925    87.28940082

Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
0 - 500                                  100    92.27768101     64.63963305
500.01 - 550                     97.82640958    62.51390248      84.0375333
550.01 - 575                     98.70977017    59.12634555     72.32606181
575.01 - 600                     95.77031947    59.29760903     72.69057398
600.01 - 620                     97.62874002    47.73873039     60.82148647
620.01 - 650                     97.59923544    42.52504815     57.30511401
650.01 - 680                     96.24707801    37.91727086     49.16227083
680.01 - 700                     93.82731652     30.3803895     36.81730908
700.01 - 750                     92.44298113    34.43472065     30.80401737
750.01 - 800                     84.14167078    43.40774358     23.04931922
800 +                            88.59888021    74.66157839     12.14720619

Total:                           95.76136902    44.68898304     54.35909362


<= 20.00                        200435.9425   6.936301502       0     641.356185    81.21128217   15.26914332    89.01773547
20.01 - 25.00                   185995.8744   6.758108877       0    642.6777843     81.2793083   22.87742321    87.53318819
25.01 - 30.00                    170727.865   6.911198912       0    645.7589526    80.29316852   27.64608029     83.4645295
30.01 - 35.00                    181783.124   6.975956438       0    647.7925991     81.4898152   32.64435873    86.03873438
35.01 - 40.00                   192799.9037   6.937951024       0    642.6009712     82.1162912   37.70421215    83.26435067
40.01 - 45.00                   196208.3625   7.047321438       0    644.7066543    82.44881064   42.66934581    85.25609342
45.01 - 50.00                   199362.1115   7.186331592       0     633.207408    82.56056714   47.65831927     83.8704769
50.01 - 55.00                    217811.389   6.928094129       0    632.6612744    83.11157668   52.46352842    83.64764173
55.01 +                         231282.6711   6.538798915       0    623.2103508    82.87349728   56.84349923    77.45563973
Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
<= 20.00                         90.78190967     31.5831865     55.58734343
20.01 - 25.00                    94.52591744    48.00708666     73.22515155
25.01 - 30.00                    95.58807588    48.44076639     56.66990137
30.01 - 35.00                    93.91018033     45.9480059     59.24325953
35.01 - 40.00                    97.12629489    39.11044455      55.8840608
40.01 - 45.00                    96.68361742    42.91573563     50.24505723
45.01 - 50.00                    95.79289155    42.37926787     51.27542058
50.01 - 55.00                     94.7141665    71.98246581     59.71878372
55.01 +                          90.52181392    64.58943441     62.79281929
Total:                           95.76136902    44.68898304     54.35909362






<= 60.00                        182811.0579   6.715482761       0    616.6054516    51.41455678   39.77503693    85.46360244
60.01 - 70.00                    224110.598   6.878613238       0    603.1056386    66.65782746   40.21358287    81.89299558
70.01 - 80.00                   253739.8747    6.55833926       0    649.5270609    78.86932814   40.36307644    83.69791092
80.01 - 85.00                   254404.5906   6.834470027       0    624.2802464    84.16810216   40.96435231    85.06651325
85.01 - 90.00                   259693.3343   6.886017836       0    630.9554442    89.51790669   40.66749518     87.9514443
90.01 - 95.00                   220635.5471    7.51074881       0    623.0811292    94.64820116   43.18394421    84.24319547
95.01 - 100.00                  67102.19519   9.644263939       0    674.2848945      99.972119   40.84591755    84.95820454

Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
<= 60.00                         93.52869993    39.36943372     88.49013956
60.01 - 70.00                    89.95280433    41.35151212      84.0126335
70.01 - 80.00                    95.26337423    39.63678166     43.06383854
80.01 - 85.00                    98.26905547    53.46753669     82.29518529
85.01 - 90.00                    97.20557234    53.24433375     71.36486675
90.01 - 95.00                    97.60305585    64.99482272      62.1245872
95.01 - 100.00                   97.21176189    39.12249421     17.11017548

Total:                           95.76136902    44.68898304     54.35909362








California                      242904.4663   6.850860582       0    648.8793289    81.37063623   40.68646176    84.57334766
Maryland                        184758.6425   7.233536943       0    629.8849213    83.42067125   40.26283179    88.81869352
New York                        258776.2118   6.981843635       0    624.5154925    80.31076016   41.13296835    69.51959932
Florida                          141442.874   7.253281898       0    636.4652437    82.83895182   39.77409414    85.84632674
Virginia                        183428.9347   7.465179265       0    634.2524775    84.18125345   41.94296684    90.37778931
New Jersey                      215667.0605   7.026046633       0    628.0963937    81.48422479   41.20571504     69.2044079
Arizona                         148794.0638   7.115715396       0    646.5331439    84.02645002    39.4455391    97.39775954
Illinois                        179037.0754   7.097567045       0    637.5440658    83.05474524   41.81243543    72.09194663
Nevada                          182631.0802    7.10810637       0    647.7737059    81.92890799   40.26268358    93.55461726
Washington                      143951.9524   6.966798718       0    641.4507701    85.28998108   37.95323025    86.49594319
Texas                           95688.30315   7.595062909       0    636.0400549    84.28572822   39.31799607    97.84618546
Connecticut                     196194.4712   6.969490716       0     612.123027    80.15831011   43.31337303    69.34205189
Other                           127053.9545   7.398512135       0    623.4652557    84.37737169   40.82125181    89.26636544
Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
California                       96.70169904    40.07149087     52.77905856
Maryland                         98.44526403    55.14813502     62.43279762
New York                         96.04296485    39.52752305     66.39356803
Florida                          88.84850616     51.6105913     54.31084363
Virginia                         98.24648222    39.97302876     50.43525629
New Jersey                       95.96468599    42.99675685     65.60558497
Arizona                          85.79914757     49.7889118     51.50156147
Illinois                          99.8310455    51.15851381     62.70590808
Nevada                           87.31689372    45.13486367     45.57970432
Washington                       95.41066225    50.74627486     42.75586995
Texas                            95.98033146    53.38558925     8.183322562
Connecticut                      94.35152665    41.57939139     70.03892318
Other                            95.74663764    58.56014776     59.61848598
Total:                           95.76136902    44.68898304     54.35909362





BALCURR lt 50000                35572.69314   9.827277805       0    659.4651518    97.68121769    39.2216115    82.25920914
BALCURR between 50000-200000    116156.3481   7.775884862       0    635.9172615    84.41453002   39.99140921    85.11140644
BALCURR between 200000-250000   225198.9046   6.744618886       0    634.5621729    79.01831869    40.7029559    84.75014339
BALCURR between 250000-300000   273302.5758   6.657137944       0    640.2915149     79.7615916   41.32311439    84.86734959
BALCURR between 300000-400000   345553.6543   6.687212294       0    640.1155948    81.13210485   41.41661133     84.2809136
BALCURR between 400000-500000   444556.8791     6.6089583       0    645.8636748    82.00464373    41.3392354    80.24295862
BALCURR between 500000-500000   544821.8478   6.375431229       0    656.0199462    82.88738469   41.63790056    85.58649042
BALCURR between 600000-700000   640137.7635    6.37147352       0    647.9077779    81.75700684   37.47352264    92.72177247
BALCURR between 700000-800000   749146.4588   6.369142424       0     643.502754    80.76225899   36.62684006    95.78605571
BALCURR between 800000-900000   823117.8217   6.203297048       0    652.8526542    74.53091521   39.99776617    83.75080742


Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
BALCURR lt 50000                 93.54534952    51.80013999     19.61164103
BALCURR between 50000-200000     94.09111218    51.78602379     49.15747805
BALCURR between 200000-250000    95.39246789    48.05836034      60.3372311
BALCURR between 250000-300000     96.1541084    38.91012632     55.10565858
BALCURR between 300000-400000    97.25032645    37.32874679     55.80409996
BALCURR between 400000-500000    97.16521253    39.73971586     56.46947874
BALCURR between 500000-500000    95.79628759    42.75135881     53.69138394
BALCURR between 600000-700000    96.36343878    42.38637491      61.7463291
BALCURR between 700000-800000            100    63.62341793     84.23760654
BALCURR between 800000-900000    83.01759262    67.22669369     83.01759262


Total:                           95.76136902    44.68898304     54.35909362






Full Doc                        184169.4911   6.941670511       0    629.3944563    83.00731614   41.29416139    86.37941741
Stated Doc                      199433.4463   7.181042235       0    655.3998027    80.54154423   41.14203918    82.47486793
Limited Doc                     216594.7249   6.882654235       0    635.5128056    83.94714616   37.71185098    84.62874982


Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
Full Doc                          97.0410772            100     60.15849357
Stated Doc                       94.92368422              0     47.93502644
Limited Doc                      94.24634218              0     53.93448418


Total:                           95.76136902    44.68898304     54.35909362





PUD                             187083.6459   7.109831957       0    647.0706822    83.64066902   40.12267988            100
Single Family                   196323.7761   7.013837639       0    638.0979324     82.0173189   40.65996075            100
2-4 Family                      266934.0346   7.023156308       0    636.8818271    78.57085571     42.170783              0
Condo                            165342.313   7.007062535       0    652.8676767    83.77615228   40.44895994              0



Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
PUD                              95.28005191    47.61861403     44.70307697
Single Family                    96.59379562     45.2893301     57.30576807
2-4 Family                       86.12811619    29.56555876     65.80727279
Condo                            96.20774733    45.66264698     38.13912415



Total:                           95.76136902    44.68898304     54.35909362





Other                           244040.5231   6.605722701       0    642.0254352     75.7218956   40.30880719    94.53210249



Total:                          244040.5231   6.605722701       0    642.0254352     75.7218956   40.30880719    94.53210249
Other                            50.70470327    39.82121162               0



Total:                           50.70470327    39.82121162               0




Refinance - Cashout             229986.6609     6.8813245       0    622.2914831    80.11873565   40.28061575    86.13143557
Purchase                        161178.3148   7.212766128       0    665.7328852    85.03332056   40.99246244    82.33411212
Refinance - Rate Term           217676.2624   7.039533032       0    624.0624637    80.32717134   42.48633533    86.88079929


Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
Refinance - Cashout              96.44195538    49.45670945             100
Purchase                         94.74298113    37.43888409               0
Refinance - Rate Term            97.33023074    57.00724561               0


Total:                           95.76136902    44.68898304     54.35909362




Fixed                           95325.28394   8.385628417       0    659.8251548     89.2099778    40.9562303     85.3635455
Floating                        298952.2685   6.398095972       0    653.3185459     80.8504602   39.73511721     85.1893006
A2/6                             212412.610         7.100   0.000    619.4878656    80.58122654   41.50912217    83.96680007
A3/6                             223640.545         6.911   0.000    622.2670666    80.71455484   40.85575728    77.84423747


Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
Fixed                            95.70017234    44.39858686     42.89111682                   0
Floating                         97.69956457    48.36004512     53.54250875         6.174268328
A2/6                             93.86132566     41.2348378     58.89998522         6.527906871
A3/6                             93.34528642    39.07090432     77.28976535         6.388160854


Total:                           95.76136902    44.68898304     54.35909362         6.346065472





First Lien                      245120.6761   6.744090628       0     637.093985    80.35765559    40.6351825    84.55446615
Second Lien                     64929.59193   9.767381002       0    674.5644822    99.98343045   40.90399316     84.6670226

Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
First Lien                       95.62574738    45.40823286     58.34163002
Second Lien                      97.07892474    37.70151655     15.66900454

Total:                           95.76136902    44.68898304     54.35909362






Primary Residence               196222.4935   7.019005429       0     639.020768    82.34214172   40.71512304    85.12150766
Second Home                     150365.0261   7.125312076       0    696.4704791    83.29247564    40.2940395    83.11488281
Investment                      180472.1967   7.242575261       0    659.4027461    75.01426692   38.70796257    62.90650008


Total:                          194694.6234   7.026247252       0    640.5910189    82.18928329   40.66026997    84.56497078
Primary Residence                        100    45.28618479     54.74542955
Second Home                                0    28.60293044     22.60821393
Investment                                 0    33.31509225     64.43404912


Total:                           95.76136902    44.68898304     54.35909362





0 Months                        181050.5291   7.302742466       0           1811    639.5743658   83.37744838    40.65453412
12 Months                       239755.8586   6.872044668       0            221    651.8472908   79.54734488    40.25166204
24 Months                       195996.2208    6.96981243       0           3436    638.2716269   82.35775598    40.76685351
36 Months                       212695.7317   6.659989592       0            571    651.2859852   79.19997378    40.26301165



Total:                          194694.6234   7.026247252       0           6039    640.5910189   82.18928329    40.66026997
0 Months                         80.17242531    95.60613134     53.19902292
12 Months                        82.90738578    91.84034045     58.30742887
24 Months                        86.25514585    96.40610253     51.29502353
36 Months                        87.77479763     94.3160596     72.75884973



Total:                           84.56497078    95.76136902     54.35909362

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Condominiums

Table of Contents

1. Geographic Distribution by Balance


1. Geographic Distribution by Balance

------------------------------------------------------------------------------------------------------
                                                  % of
                                                Mortgage
                                                 Pool by
                                   Aggregate    Aggregate   Weighted   Weighted    Weighted
                        Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Geographic                of         Date         Date       Gross     Remaining   Combined   Average
Distribution           Mortgage    Principal    Principal   Interest     Term      Original     FICO
by Balance              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------
Arizona                      12       863,451        0.78      7.492         336      82.85        676
California                  345    68,964,947       61.98      6.886         331      83.41        658
Colorado                      3       180,564        0.16      8.087         295      86.97        626
Connecticut                  16     2,074,876        1.86      7.576         348      84.80        606
Delaware                      1       119,760        0.11      6.000         358      80.00        654
District of Columbia          1       404,365        0.36      7.240         358      93.75        610
Florida                      65     7,344,807        6.60      7.382         337      83.99        656
Georgia                       3       228,994        0.21      7.660         343      87.45        606
Illinois                     35     5,222,208        4.69      7.118         341      84.36        632
Louisiana                     3       273,359        0.25      6.539         357      76.24        679
Maine                         1       139,769        0.13      6.990         358      85.89        628
Maryland                     52     6,968,421        6.26      7.275         338      84.62        640
Massachusetts                15     2,148,578        1.93      6.903         329      83.75        680
Michigan                      3       550,472        0.49      6.867         357      88.21        623
Minnesota                     1       119,585        0.11      7.625         357     100.00        688
Montana                       3       299,368        0.27      7.671         336      82.40        624
Nevada                       12     1,358,967        1.22      6.953         344      76.45        642
New Hampshire                 4       403,955        0.36      6.834         346      76.45        644
New Jersey                   17     3,031,197        2.72      7.145         343      88.15        646
New York                      7     1,664,771        1.50      6.462         343      83.98        622
Oregon                        1        26,612        0.02      9.250         178     100.00        657
Pennsylvania                  4       324,281        0.29      6.749         321      83.82        718
Rhode Island                  4       284,152        0.26      6.620         307      76.49        681
Tennessee                     1        21,976        0.02      8.990         178     100.00        684
Texas                         6       336,315        0.30      7.247         340      85.20        639
Virginia                     31     4,518,379        4.06      7.311         335      83.00        669
Washington                   25     3,271,444        2.94      7.194         341      86.72        624
Wisconsin                     2       129,803        0.12      7.546         322      84.00        636
------------------------------------------------------------------------------------------------------
Total:                      673   111,275,377      100.00      7.007         334      83.78        653
------------------------------------------------------------------------------------------------------

Number of States Represented: 28

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Aggregate Loans

FICO      Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC     MARGIN      Balance       Pct Balance
-------   -------   -------   ----------   -----------   -----   -----   ------   --------------   -----------
N/A         0.000     0.000         0.00          0.00    0.00    0.00    0.000               --          0.00
500-519     75.85     91.50        66.51         97.45    0.00   8.104    7.018    33,377,308.69          2.84
520-539     74.65     95.00        60.59         98.55    0.66   8.008    6.867    35,234,191.20          3.00
540-559     79.28     95.00        63.01         98.04    1.27   7.650    6.770    46,770,640.94          3.98
560-579     80.88     95.00        53.54         98.71    1.08   7.466    6.710    63,097,347.29          5.37
580-599     79.21    100.00        62.17         95.51   28.45   6.927    6.455    88,823,486.55          7.56
600-619     82.45    100.00        48.78         97.30   20.59   7.063    6.376   160,816,095.44         13.68
620-639     82.96    100.00        43.94         98.09   27.19   6.906    6.330   161,847,650.93         13.77
640-659     83.26    100.00        37.92         97.05   27.56   6.933    6.208   153,447,398.77         13.05
660-679     83.80    100.00        38.30         95.59   38.77   6.904    6.101   136,752,821.83         11.63
680-699     83.66    100.00        31.22         94.24   40.99   6.846    6.185   107,563,199.72          9.15
700-719     83.93    100.00        34.43         91.55   44.66   6.717    6.117    66,769,182.36          5.68
720-739     84.55    100.00        30.91         94.18   29.43   6.821    6.175    48,002,876.50          4.08
740-759     82.68    100.00        38.38         91.08   32.08   6.694    6.049    35,825,843.13          3.05
760-779     83.17    100.00        49.76         81.09   30.80   6.823    6.242    24,047,341.97          2.05
780-799     81.01    100.00        41.65         81.14   39.97   6.660    6.005    11,550,896.38          0.98
800-819     79.03    100.00        74.66         88.60   56.16   5.298    4.126     1,834,548.92          0.16
820-839         0         0            0             0       0       0        0                0             0




IO Loans

FICO      Avg LTV   Max LTV   % Full Doc   % Owner Occ   WAC     MARGIN      Balance      Pct Balance
-------   -------   -------   ----------   -----------   -----   ------   -------------   -----------
500-519         0         0            0             0       0        0              --          0.00
520-539        80        80          100           100    6.55    6.125      232,000.00          0.07
540-559     82.33     89.12          100           100   6.533    5.137      592,423.02          0.19
560-579     77.76        80        58.82           100   7.074     6.75      680,000.00         0.218
580-599     81.25        90        81.32           100   6.578    6.167   25,269,869.92         8.105
600-619     81.01        90        71.23         99.12   6.364     6.07   33,109,376.68        10.619
620-639     81.82        90        62.64         98.94   6.283    6.066   44,012,941.86        14.116
640-659     82.05        90        60.55         99.67   6.147    5.954   42,291,794.87        13.564
660-679     80.93        90        41.15         99.06   6.235    6.035   53,020,435.38        17.005
680-699     80.33        90        32.45         96.18   6.197     6.09   44,091,104.70        14.141
700-719     80.61        90        41.82         95.18   6.119    6.097   29,818,616.00         9.564
720-739     81.15        90        44.83         94.61   6.049    6.006   14,128,854.00         4.531
740-759     78.79        90        38.01           100   5.831    5.813   11,491,464.00         3.686
760-779      78.7        85        90.68         95.36   5.937    6.018    7,406,277.00         2.375
780-799     78.09        85        48.38         85.14   5.985    5.872    4,616,517.00         1.481
800-819     78.23        80          100           100    3.93    3.545    1,030,350.00          0.33
820-839      0.00      0.00         0.00          0.00    0.00     0.00            0.00          0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
Non-Owner Occupied

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 301
Aggregate Principal Balance ($): 49,836,163
Weighted Average Current Mortgage Rate (%): 7.190
Non-Zero Weighted Average Margin (%): 6.551
Non-Zero Weighted Average Maximum Rate (%): 13.480
Weighted Average Stated Original Term (months): 347
Weighted Average Stated Remaining Term (months): 345
Weighted Average Combined Original LTV (%): 78.74
% First Liens: 93.57
% Owner Occupied: 0.00
% Purchase: 52.06
% Full Doc: 31.20
Non-Zero Weighted Average Credit Score: 676


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % of
                                                                                     Mortgage
                                                                                      Pool by
                                                                        Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                             Number      Cut-off      Cut-off    Average     Average    Average
                                                               of         Date         Date       Gross     Remaining   Combined
                                                            Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                                    4       227,588        0.46      9.290         178      87.75
Fixed - 20 Year                                                    2       339,199        0.68      6.924         236      65.22
Fixed - 30 Year                                                   27     4,752,758        9.54      7.478         358      78.05
Balloon - 15/30                                                   57     3,101,640        6.22      9.528         178      99.89
Balloon - 30/40                                                    1       325,704        0.65      6.375         358      77.62
ARM - 6 Month                                                      2       199,993        0.40      7.842         357      84.73
ARM - 2 Year/6 Month                                             153    27,917,181       56.02      7.163         358      76.01
ARM - 3 Year/6 Month                                               9     1,934,743        3.88      6.635         358      78.97
ARM - 5 Year/6 Month                                              15     3,200,389        6.42      6.722         358      75.72
Interest Only ARM - 5 Year/6 Month                                 4       726,250        1.46      6.643         357      84.01
Interest Only ARM - 2 Year/6 Month                                21     5,585,032       11.21      6.318         358      82.94
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon          6     1,525,687        3.06      7.010         358      76.96
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                           301    49,836,163      100.00      7.190         345      78.74
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------




                                                            Weighted
                                                            Average
                                                              FICO
Product Types                                                Score
--------------------------------------------------------------------
Fixed - 15 Year                                                  681
Fixed - 20 Year                                                  694
Fixed - 30 Year                                                  670
Balloon - 15/30                                                  716
Balloon - 30/40                                                  667
ARM - 6 Month                                                    785
ARM - 2 Year/6 Month                                             663
ARM - 3 Year/6 Month                                             674
ARM - 5 Year/6 Month                                             688
Interest Only ARM - 5 Year/6 Month                               697
Interest Only ARM - 2 Year/6 Month                               705
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        703
--------------------------------------------------------------------
Total:                                                           676
--------------------------------------------------------------------

Top



3. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
5.000 - 5.999                       23     4,810,653        9.65      5.757         358      78.94        710
6.000 - 6.999                      102    22,155,140       44.46      6.554         356      76.83        685
7.000 - 7.999                       72    13,679,795       27.45      7.506         355      78.70        668
8.000 - 8.999                       58     6,238,986       12.52      8.541         327      79.99        649
9.000 - 9.999                       23     1,798,177        3.61      9.544         255      85.92        629
10.000 - 10.999                     20     1,030,322        2.07     10.508         195      96.52        685
11.000 - 11.999                      2        88,110        0.18     11.615         178     100.00        676
12.000 - 12.999                      1        34,982        0.07     12.500         178     100.00        667
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Minimum: 5.240
Maximum: 12.500
Weighted Average: 7.190


4. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1 - 25,000                           3        59,909        0.12      8.813         177     100.00        721
25,001 - 50,000                     39     1,503,731        3.02      9.382         225      91.09        690
50,001 - 75,000                     45     2,753,062        5.52      8.461         285      84.93        678
75,001 - 100,000                    23     2,027,917        4.07      7.779         320      81.90        670
100,001 - 125,000                   27     3,008,947        6.04      7.322         337      78.96        667
125,001 - 150,000                   31     4,318,085        8.66      7.154         358      77.64        674
150,001 - 175,000                   28     4,512,186        9.05      7.358         344      78.46        670
175,001 - 200,000                   18     3,448,818        6.92      7.232         358      76.40        651
200,001 - 225,000                   15     3,163,910        6.35      6.920         358      78.30        698
225,001 - 250,000                   16     3,839,966        7.71      6.938         358      76.89        681
250,001 - 275,000                   10     2,604,178        5.23      6.662         358      79.88        674
275,001 - 300,000                    9     2,598,728        5.21      6.818         345      75.77        657
300,001 - 325,000                    6     1,894,019        3.80      6.842         358      78.95        661
325,001 - 350,000                    2       664,934        1.33      6.689         358      76.04        630
350,001 - 375,000                    6     2,178,838        4.37      6.470         358      78.21        697
375,001 - 400,000                    5     1,951,334        3.92      7.222         358      81.77        717
400,001 - 425,000                    3     1,260,280        2.53      7.133         357      79.47        671
425,001 - 450,000                    4     1,773,736        3.56      7.343         358      69.36        668
450,001 - 475,000                    1       474,374        0.95      6.125         358      70.00        718
475,001 - 500,000                    2       978,010        1.96      7.010         357      72.58        690
500,001 - 750,000                    7     3,982,493        7.99      6.630         358      82.02        692
750,001 - 1,000,000                  1       838,711        1.68      7.350         358      70.00        618
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Minimum: 14,981
Maximum: 838,711
Average: 165,569


5. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Stated Original               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Term (months)                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
180                                 61     3,329,228        6.68      9.511         178      99.06        713
240                                  2       339,199        0.68      6.924         236      65.22        694
360                                238    46,167,736       92.64      7.024         358      77.37        673
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 347


6. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
169 - 180                           61     3,329,228        6.68      9.511         178      99.06        713
229 - 240                            2       339,199        0.68      6.924         236      65.22        694
349 - 360                          238    46,167,736       92.64      7.024         358      77.37        673
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Minimum: 177
Maximum: 359
Weighted Average: 345


7. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal   Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
30.01 - 35.00                        1       149,728        0.30      6.500         358      32.97        600
35.01 - 40.00                        1        69,923        0.14      8.990         358      36.84        538
40.01 - 45.00                        3       509,125        1.02      7.082         358      42.48        619
45.01 - 50.00                        4       478,936        0.96      7.437         357      48.21        565
50.01 - 55.00                        4       962,985        1.93      6.218         358      53.08        660
55.01 - 60.00                        6       633,072        1.27      7.052         358      57.04        724
60.01 - 65.00                       11     2,301,792        4.62      7.208         343      63.42        641
65.01 - 70.00                       26     5,871,817       11.78      7.240         358      69.32        628
70.01 - 75.00                       24     3,925,931        7.88      7.751         355      74.41        630
75.01 - 80.00                      117    23,020,013       46.19      6.931         357      79.82        680
80.01 - 85.00                       10     2,056,482        4.13      6.685         358      84.55        723
85.01 - 90.00                       25     4,869,408        9.77      6.771         356      89.98        716
90.01 - 95.00                       10     1,755,786        3.52      7.168         358      95.00        742
95.01 - 100.00                      59     3,231,163        6.48      9.502         181     100.00        718
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Minimum: 32.97
Maximum: 100.00
Weighted Average: 78.74


8. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of                      Mortgage    Principal    Principal   Interest     Term      Original     FICO
Gross Margins (%)              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
4.001 - 4.500                        2       455,189        0.91      6.375         358      78.77        650
4.501 - 5.000                        7     1,306,058        2.62      5.906         358      75.26        681
5.001 - 5.500                       12     2,585,100        5.19      6.245         358      77.45        720
5.501 - 6.000                       36     7,744,108       15.54      6.518         358      75.17        671
6.001 - 6.500                       46     9,820,368       19.71      6.740         358      78.58        681
6.501 - 7.000                       42     8,594,285       17.25      7.250         358      78.69        683
7.001 - 7.500                       22     4,395,950        8.82      7.477         358      79.40        660
7.501 - 8.000                       33     5,174,937       10.38      7.651         358      74.58        647
8.001 - 8.500                        6       601,739        1.21      8.008         358      79.39        616
8.501 - 9.000                        4       411,542        0.83      8.915         358      69.15        644
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.410
Maximum: 9.000
Non-Zero Weighted Average: 6.551


9. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
5.001 - 5.500                        3       448,267        0.90      5.350         358      81.90        775
5.501 - 6.000                       20     4,362,386        8.75      5.799         358      78.64        703
6.001 - 6.500                       40     9,325,916       18.71      6.300         358      78.52        688
6.501 - 7.000                       51    10,307,732       20.68      6.775         358      76.08        679
7.001 - 7.500                       29     7,362,417       14.77      7.320         357      80.19        673
7.501 - 8.000                       32     4,852,598        9.74      7.795         358      75.66        668
8.001 - 8.500                       17     2,261,901        4.54      8.398         358      75.00        634
8.501 - 9.000                       11     1,296,715        2.60      8.831         358      71.21        594
9.001 - 9.500                        4       680,930        1.37      9.262         357      70.13        524
9.501 - 10.000                       1        90,917        0.18      9.850         358      60.67        528
10.001 -10.500                       2        99,496        0.20     10.326         357      67.39        529
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.240
Maximum: 10.350
Non-Zero Weighted Average: 6.980


10. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Mortgage Rates (%)            Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Maximum               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
<= 12.500                           23     4,810,653        9.65      5.757         358      78.94        710
12.501 - 13.000                     40     9,325,916       18.71      6.300         358      78.52        688
13.001 - 13.500                     51    10,307,732       20.68      6.775         358      76.08        679
13.501 - 14.000                     29     7,362,417       14.77      7.320         357      80.19        673
14.001 - 14.500                     33     4,953,586        9.94      7.808         358      75.65        666
14.501 - 15.000                     16     2,160,913        4.34      8.398         358      75.00        636
15.001 - 15.500                     11     1,296,715        2.60      8.831         358      71.21        594
15.501 - 16.000                      4       680,930        1.37      9.262         357      70.13        524
16.001 - 16.500                      1        90,917        0.18      9.850         358      60.67        528
16.501 - 17.000                      2        99,496        0.20     10.326         357      67.39        529
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.740
Maximum: 16.850
Non-Zero Weighted Average: 13.480


11. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
1                                    2       155,962        0.31      7.351         357      95.00        769
1.495                                1       110,533        0.22      7.125         357      80.00        713
1.5                                 13     3,074,123        6.17      7.604         357      76.54        667
3                                  190    37,022,407       74.29      6.930         358      77.14        673
5                                    4       726,250        1.46      6.643         357      84.01        697
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.911


12. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
1                                  210    41,089,275       82.45      6.977         358      77.29        674
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    91     8,746,888       17.55      8.189         285      85.53        687
Oct-05                               1       136,912        0.27      8.000         357      80.00        788
Nov-05                               1        63,081        0.13      7.500         358      95.00        779
Mar-07                               6       961,626        1.93      8.046         356      79.53        671
Apr-07                              40     7,264,815       14.58      6.936         357      79.61        678
May-07                             133    26,745,498       53.67      7.006         358      76.42        670
Jun-07                               1        55,961        0.11      7.800         359      70.00        579
Apr-08                               1        93,316        0.19      5.950         357      80.00        691
May-08                               8     1,841,427        3.69      6.670         358      78.91        673
Mar-10                               1       157,500        0.32      7.375         356      90.00        638
Apr-10                               3       368,118        0.74      6.302         357      77.90        740
May-10                              15     3,401,022        6.82      6.720         358      76.59        686
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
California                          80    20,325,735       40.79      7.008         351      77.11        675
Florida                             50     6,640,430       13.32      7.405         333      81.87        696
Arizona                             43     4,711,996        9.45      7.354         334      84.32        702
Nevada                              24     3,821,944        7.67      7.227         334      79.38        690
New York                            11     2,508,767        5.03      7.112         344      68.00        651
New Jersey                          10     1,592,620        3.20      7.226         348      77.35        633
Washington                           6     1,228,798        2.47      7.191         358      85.68        664
Connecticut                          4     1,052,789        2.11      6.544         358      79.08        657
Maryland                             8       996,761        2.00      8.283         357      79.19        595
Texas                               11       953,895        1.91      7.536         346      78.83        670
Virginia                             8       823,414        1.65      7.630         349      77.12        621
New Mexico                           3       584,318        1.17      6.932         357      93.74        762
Wisconsin                            2       566,736        1.14      6.160         358      72.32        665
Louisiana                            5       514,148        1.03      7.258         338      77.51        622
Georgia                              5       511,583        1.03      7.467         344      81.29        707
Other                               31     3,002,230        6.02      7.503         342      78.29        668
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 32


15. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Investment                         152    27,431,774       55.04      7.243         355      75.01        659
Second Home                        149    22,404,389       44.96      7.125         332      83.29        696
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


16. Property Type

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Single Family Residence            178    28,654,605       57.50      7.046         348      78.28        674
2-4 Family                          40     9,738,569       19.54      7.321         353      75.02        650
Planned Unit Development            53     7,223,145       14.49      7.491         326      83.62        709
Condominium                         30     4,219,843        8.47      7.347         335      82.05        697
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Purchase                           171    25,944,860       52.06      7.291         337      82.52        699
Refinance - Cashout                125    22,740,635       45.63      7.076         354      74.49        650
Refinance - Rate Term                5     1,150,668        2.31      7.160         357      77.22        669
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


18. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Stated Documentation               145    23,446,886       47.05      7.434         342      76.66        677
Full Documentation                  97    15,547,233       31.20      7.088         345      79.52        678
Limited Documentation               59    10,842,044       21.76      6.808         350      82.10        672
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


19. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
500 - 524                            7       851,717        1.71      8.736         358      70.82        509
525 - 549                            8     1,046,655        2.10      8.785         349      63.91        537
550 - 574                            7       979,257        1.96      7.870         358      70.26        566
575 - 599                           19     4,204,476        8.44      7.396         358      72.18        592
600 - 624                           29     4,966,621        9.97      7.271         352      71.10        613
625 - 649                           31     4,688,992        9.41      7.163         349      76.41        638
650 - 674                           36     6,605,888       13.26      7.153         351      80.37        663
675 - 699                           49     7,924,982       15.90      7.071         338      80.42        687
700 - 724                           43     7,260,849       14.57      6.756         343      80.38        712
725 - 749                           18     2,976,506        5.97      7.262         335      86.09        739
750 - 774                           34     5,347,274       10.73      7.345         332      85.08        763
775 - 799                           18     2,773,786        5.57      6.703         340      85.52        783
800 +                                2       209,159        0.42      6.445         358      60.40        803
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 502
Maximum: 806
Non-Zero Weighted Average: 676


20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                   92    14,406,727       28.91      7.580         344      80.42        670
12                                  17     4,323,481        8.68      7.160         344      74.09        663
24                                 153    24,202,851       48.56      7.002         343      78.26        679
36                                  39     6,903,104       13.85      7.052         354      79.80        686
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1st Lien                           242    46,630,837       93.57      7.027         356      77.28        673
2nd Lien                            59     3,205,325        6.43      9.552         178      99.89        717
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                  276    43,524,881       87.34      7.311         343      78.11        672
60                                  25     6,311,282       12.66      6.356         358      83.06        704
-------------------------------------------------------------------------------------------------------------
Total:                             301    49,836,163      100.00      7.190         345      78.74        676
-------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain
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no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
5% Initial Periodic Rate Cap

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 151
Aggregate Principal Balance ($): 47,697,729
Weighted Average Current Mortgage Rate (%): 5.997
Non-Zero Weighted Average Margin (%): 5.979
Non-Zero Weighted Average Maximum Rate (%): 12.497
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Combined Original LTV (%): 79.74
% First Liens: 100.00
% Owner Occupied: 98.48
% Purchase: 34.33
% Full Doc: 51.17
Non-Zero Weighted Average Credit Score: 686


2. Product Types

--------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                        of         Date         Date       Gross     Remaining   Combined   Average
                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Product Types                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 5 Year/6 Month        151    47,697,729      100.00      5.997         358      79.74        686
--------------------------------------------------------------------------------------------------------------------
Total:                                    151    47,697,729      100.00      5.997         358      79.74        686
--------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
4.000 - 4.999                        6     2,329,000        4.88      4.964         358      71.97        728
5.000 - 5.999                       76    26,439,497       55.43      5.666         358      78.49        695
6.000 - 6.999                       58    16,106,416       33.77      6.486         358      81.97        664
7.000 - 7.999                       11     2,822,816        5.92      7.155         358      85.04        685
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 7.675
Weighted Average: 5.997


4. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
50,001 - 75,000                      1        64,796        0.14      7.457         357      88.89        694
75,001 - 100,000                     2       171,140        0.36      6.826         358      77.86        624
100,001 - 125,000                    6       686,440        1.44      6.731         358      80.66        653
125,001 - 150,000                    5       664,588        1.39      6.040         358      80.66        694
150,001 - 175,000                   11     1,770,720        3.71      6.325         358      83.06        676
175,001 - 200,000                    8     1,506,425        3.16      5.970         358      74.30        687
200,001 - 225,000                    7     1,502,565        3.15      6.241         357      81.47        677
225,001 - 250,000                   13     3,106,300        6.51      6.034         358      78.75        650
250,001 - 275,000                   11     2,869,890        6.02      6.077         358      75.55        690
275,001 - 300,000                   10     2,862,150        6.00      6.163         358      80.23        688
300,001 - 325,000                    9     2,814,400        5.90      5.938         358      80.81        693
325,001 - 350,000                   14     4,716,100        9.89      5.882         358      78.74        680
350,001 - 375,000                    7     2,513,900        5.27      5.962         358      81.16        681
375,001 - 400,000                   11     4,268,120        8.95      6.115         358      83.68        680
400,001 - 425,000                    5     2,081,100        4.36      5.682         358      74.05        649
425,001 - 450,000                   10     4,361,505        9.14      5.979         358      82.90        672
450,001 - 475,000                    3     1,395,000        2.92      6.302         358      75.14        725
475,001 - 500,000                    4     1,919,430        4.02      6.185         358      78.51        702
500,001 - 750,000                   13     7,668,160       16.08      5.755         358      80.40        710
750,001 - 1,000,000                  1       755,000        1.58      5.450         358      72.81        749
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Minimum: 64,796
Maximum: 755,000
Average: 315,879


5. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Stated Original               Mortgage    Principal    Principal   Interest     Term      Original     FICO
Term (months)                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
360                                151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Minimum: 360
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
349 - 360                          151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Minimum: 356
Maximum: 358
Weighted Average: 358


7. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal   Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
45.01 - 50.00                        1       200,000        0.42      5.875         358      47.28        743
50.01 - 55.00                        1       255,000        0.53      4.750         358      50.50        784
55.01 - 60.00                        2       835,000        1.75      5.394         358      57.03        724
60.01 - 65.00                        5     1,605,100        3.37      5.650         358      62.14        683
65.01 - 70.00                        9     2,869,500        6.02      5.651         358      68.88        684
70.01 - 75.00                        7     2,670,250        5.60      5.720         358      73.15        688
75.01 - 80.00                       79    24,044,682       50.41      5.984         358      79.61        689
80.01 - 85.00                       20     6,387,650       13.39      6.204         358      83.91        679
85.01 - 90.00                       27     8,830,546       18.51      6.236         358      89.50        674
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Minimum: 47.28
Maximum: 90.00
Weighted Average: 79.74


8. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
4.501 - 5.000                        6     2,211,450        4.64      5.244         358      74.01        718
5.001 - 5.500                       36    12,253,324       25.69      5.763         358      78.73        684
5.501 - 6.000                       46    13,918,689       29.18      5.870         358      77.17        686
6.001 - 6.500                       34    11,126,329       23.33      6.237         358      81.21        676
6.501 - 7.000                       23     6,100,452       12.79      6.350         358      84.27        699
7.001 - 7.500                        5     1,619,485        3.40      6.617         358      87.06        656
8.001 - 8.500                        1       468,000        0.98      6.990         358      90.00        706
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.875
Maximum: 8.250
Non-Zero Weighted Average: 5.979


9. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
<=5.000                              7     2,480,920        5.20      4.966         358      72.46        724
5.001 - 5.500                       20     8,338,194       17.48      5.372         358      77.10        720
5.501 - 6.000                       56    18,304,883       38.38      5.812         358      79.34        682
6.001 - 6.500                       36     9,358,420       19.62      6.303         358      80.88        666
6.501 - 7.000                       22     6,833,451       14.33      6.793         358      83.55        663
7.001 - 7.500                        9     2,257,861        4.73      7.156         358      84.35        689
7.501 - 8.000                        1       124,000        0.26      7.675         358      80.00        671
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.750
Maximum: 7.675
Non-Zero Weighted Average: 5.997


10. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
<= 12.500                           83    29,123,997       61.06      5.614         358      78.11        697
12.501 - 13.000                     36     9,358,420       19.62      6.303         358      80.88        666
13.001 - 13.500                     22     6,833,451       14.33      6.793         358      83.55        663
13.501 - 14.000                      9     2,257,861        4.73      7.156         358      84.35        689
14.001 - 14.500                      1       124,000        0.26      7.675         358      80.00        671
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.250
Maximum: 14.175
Non-Zero Weighted Average: 12.497


11. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
5                                  151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.000
Maximum: 5.000
Non-Zero Weighted Average: 5.000


12. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1                                  151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Mar-10                               1       157,500        0.33      7.375         356      90.00        638
Apr-10                              21     5,084,886       10.66      6.251         357      83.09        668
May-10                             129    42,455,342       89.01      5.961         358      79.30        688
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
California                          99    34,722,760       72.80      5.891         358      78.83        692
Maryland                             8     2,113,100        4.43      6.292         358      80.23        642
New York                             6     2,066,640        4.33      5.868         358      83.80        662
Washington                           7     1,491,225        3.13      6.587         358      84.55        668
Florida                              4     1,325,750        2.78      6.294         358      82.71        657
Arizona                              4     1,071,100        2.25      5.937         357      82.86        676
New Jersey                           2       832,900        1.75      5.781         358      83.11        736
Connecticut                          2       735,000        1.54      6.887         358      79.01        639
Nevada                               3       710,000        1.49      6.848         358      79.42        696
Pennsylvania                         2       658,000        1.38      6.532         357      81.27        661
North Carolina                       2       307,200        0.64      6.071         358      80.00        672
Tennessee                            1       291,200        0.61      6.375         358      80.00        676
Colorado                             2       278,700        0.58      6.967         357      85.78        627
Idaho                                2       233,098        0.49      6.019         358      80.00        657
Oregon                               1       169,600        0.36      6.200         358      80.00        779
Other                                6       691,456        1.45      6.312         358      83.17        674
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 20


15. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Primary                            147    46,971,479       98.48      5.987         358      79.67        685
Second Home                          4       726,250        1.52      6.643         357      84.01        697
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


16. Property Type

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Single Family Residence             89    28,738,876       60.25      5.922         358      79.59        684
Planned Unit Development            30     9,728,818       20.40      6.089         358      79.54        693
Condominium                         29     8,246,035       17.29      6.059         358      80.50        682
2-4 Family                           3       984,000        2.06      6.731         358      79.68        684
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 92    28,751,236       60.28      6.009         358      80.00        679
Purchase                            51    16,376,468       34.33      5.979         358      80.95        697
Refinance - Rate Term                8     2,570,025        5.39      5.967         358      69.04        689
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


18. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Full Documentation                  86    24,406,013       51.17      5.973         358      78.81        678
Stated Documentation                37    13,055,184       27.37      6.074         358      81.05        697
Limited Documentation               28    10,236,531       21.46      5.954         358      80.28        687
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


19. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
500 - 524                            1       232,000        0.49      6.550         358      80.00        522
575 - 599                            4     1,518,250        3.18      5.963         358      83.95        590
600 - 624                           12     3,514,140        7.37      6.494         358      79.40        616
625 - 649                           21     5,593,320       11.73      6.234         358      82.51        636
650 - 674                           33     9,652,088       20.24      6.129         358      80.66        660
675 - 699                           25     7,652,675       16.04      6.008         358      80.69        689
700 - 724                           26     8,895,670       18.65      5.786         358      78.03        709
725 - 749                           16     5,625,400       11.79      5.804         358      77.05        737
750 - 774                            7     2,749,086        5.76      5.505         358      80.29        759
775 - 799                            6     2,265,100        4.75      5.910         358      76.10        785
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 522
Maximum: 794
Non-Zero Weighted Average: 686


20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                   25     7,540,440       15.81      6.070         358      79.93        694
12                                  14     5,676,714       11.90      5.471         358      77.97        706
24                                  24     7,457,766       15.64      6.060         358      79.93        677
36                                  88    27,022,809       56.65      6.069         358      80.00        681
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 30


21. Lien Position

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1st Lien                           151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
60                                 150    47,383,329       99.34      5.999         358      79.73        686
120                                  1       314,400        0.66      5.625         358      80.00        659
-------------------------------------------------------------------------------------------------------------
Total:                             151    47,697,729      100.00      5.997         358      79.74        686
-------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made
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information contained here in may be based on certain assumptions regarding
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no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Information contained in this material is current as of the date appearing on
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley
MSAC 2005-WMC6
First Liens W/ Junior Balances

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Combined Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 1,295
Aggregate Principal Balance ($): 328,504,257
Weighted Average Current Mortgage Rate (%): 6.453
Non-Zero Weighted Average Margin (%): 6.140
Non-Zero Weighted Average Maximum Rate (%): 12.947
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Combined Original LTV (%): 79.80
% First Liens: 100.00
% Owner Occupied: 96.85
% Purchase: 81.00
% Full Doc: 39.48
Non-Zero Weighted Average Credit Score: 670


2. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % of
                                                                                     Mortgage
                                                                                      Pool by
                                                                        Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                             Number      Cut-off      Cut-off    Average     Average    Average
                                                               of         Date         Date       Gross     Remaining   Combined
                                                            Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                                   43     7,449,759        2.27      6.650         358      77.89
Balloon - 30/40                                                    6     1,577,281        0.48      6.585         358      80.00
ARM - 6 Month                                                      2       592,266        0.18      7.808         358      80.00
ARM - 2 Year/6 Month                                             530   112,754,150       34.32      6.792         358      79.69
ARM - 3 Year/6 Month                                              12     2,766,484        0.84      6.512         358      78.10
ARM - 5 Year/6 Month                                               9     1,299,214        0.40      6.131         358      80.00
Interest Only ARM - 5 Year/6 Month                                46    12,776,099        3.89      6.186         358      79.97
Interest Only ARM - 2 Year/6 Month                               468   137,686,789       41.91      6.217         358      79.98
Interest Only ARM - 3 Year/6 Month                                 4       911,120        0.28      5.993         358      80.00
Interest Only ARM - 10 Year/1 Month                                1       636,000        0.19      2.990         297      80.00
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        163    46,809,899       14.25      6.436         358      79.83
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon          4       982,212        0.30      6.013         358      80.00
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon          7     2,262,985        0.69      6.233         358      80.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,295   328,504,257      100.00      6.453         358      79.80
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------




                                                            Weighted
                                                            Average
                                                              FICO
Product Types                                                Score
--------------------------------------------------------------------
Fixed - 30 Year                                                  668
Balloon - 30/40                                                  658
ARM - 6 Month                                                    690
ARM - 2 Year/6 Month                                             669
ARM - 3 Year/6 Month                                             669
ARM - 5 Year/6 Month                                             671
Interest Only ARM - 5 Year/6 Month                               683
Interest Only ARM - 2 Year/6 Month                               668
Interest Only ARM - 3 Year/6 Month                               631
Interest Only ARM - 10 Year/1 Month                              810
ARM - 2 Year/6 Month 40 Year Amortization 30 Year Balloon        673
ARM - 3 Year/6 Month 40 Year Amortization 30 Year Balloon        681
ARM - 5 Year/6 Month 40 Year Amortization 30 Year Balloon        695
--------------------------------------------------------------------
Total:                                                           670
--------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Gross                Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
2.000 - 2.999                        1       636,000        0.19      2.990         297      80.00        810
4.000 - 4.999                        2       819,891        0.25      4.927         358      80.00        691
5.000 - 5.999                      335    98,847,422       30.09      5.718         358      79.85        677
6.000 - 6.999                      697   173,314,216       52.76      6.532         358      79.81        668
7.000 - 7.999                      218    47,143,722       14.35      7.462         358      79.70        666
8.000 - 8.999                       39     7,482,155        2.28      8.356         358      79.37        651
9.000 - 9.999                        3       260,851        0.08      9.298         358      80.00        578
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Minimum: 2.990
Maximum: 9.550
Weighted Average: 6.453


4. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Cut-off Date                  Mortgage    Principal    Principal   Interest     Term      Original     FICO
Principal Balances ($)         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
25,001 - 50,000                      5       223,058        0.07      7.121         358      73.15        639
50,001 - 75,000                     34     2,218,960        0.68      7.414         358      79.59        642
75,001 - 100,000                    63     5,534,170        1.68      6.944         358      80.00        650
100,001 - 125,000                   84     9,531,337        2.90      6.689         358      80.00        659
125,001 - 150,000                  116    16,003,473        4.87      6.630         358      80.01        656
150,001 - 175,000                  101    16,347,543        4.98      6.526         358      79.85        665
175,001 - 200,000                  106    19,837,497        6.04      6.586         358      79.96        674
200,001 - 225,000                  114    24,157,706        7.35      6.413         358      79.81        678
225,001 - 250,000                  100    23,794,245        7.24      6.517         358      79.90        667
250,001 - 275,000                   96    25,071,056        7.63      6.498         358      80.00        670
275,001 - 300,000                   81    23,311,688        7.10      6.471         358      80.00        676
300,001 - 325,000                   69    21,593,668        6.57      6.448         358      80.00        680
325,001 - 350,000                   53    17,821,273        5.42      6.384         358      79.98        670
350,001 - 375,000                   52    18,849,806        5.74      6.469         358      80.00        674
375,001 - 400,000                   51    19,796,433        6.03      6.574         358      79.92        667
400,001 - 425,000                   35    14,451,732        4.40      6.228         358      80.00        666
425,001 - 450,000                   29    12,683,402        3.86      6.411         358      79.83        669
450,001 - 475,000                   25    11,566,146        3.52      6.427         358      79.19        671
475,001 - 500,000                   23    11,184,443        3.40      6.259         358      79.16        690
500,001 - 750,000                   56    32,908,722       10.02      6.109         357      79.31        668
750,001 - 1,000,000                  2     1,617,899        0.49      6.640         358      74.82        692
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Minimum: 36,813
Maximum: 838,711
Average: 253,671


5. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
300                                  1       636,000        0.19      2.990         297      80.00        810
360                              1,294   327,868,257       99.81      6.460         358      79.80        670
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Minimum: 300
Maximum: 360
Weighted Average: 360


6. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Stated Remaining              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
289 - 300                            1       636,000        0.19      2.990         297      80.00        810
349 - 360                        1,294   327,868,257       99.81      6.460         358      79.80        670
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Minimum: 297
Maximum: 359
Weighted Average: 358


7. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
Range of                         of         Date         Date       Gross     Remaining   Combined   Average
Combined Original             Mortgage    Principal    Principal   Interest     Term      Original     FICO
LTV Ratios (%)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        1       673,114        0.20      6.375         357      56.25        639
60.01 - 65.00                        2       374,415        0.11      7.510         358      62.84        666
65.01 - 70.00                        5     2,260,711        0.69      6.822         358      69.80        672
70.01 - 75.00                       10     2,512,011        0.76      6.565         358      74.49        665
75.01 - 80.00                    1,274   322,091,893       98.05      6.448         358      79.96        671
80.01 - 85.00                        2       209,612        0.06      7.181         357      82.36        692
85.01 - 90.00                        1       382,500        0.12      6.700         358      90.00        587
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Minimum: 56.25
Maximum: 90.00
Weighted Average: 79.80


8. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
<= 3.500                             1       636,000        0.19      2.990         297      80.00        810
4.001 - 4.500                       30     5,735,124        1.75      6.926         358      80.00        665
4.501 - 5.000                       25     5,866,262        1.79      5.716         358      79.59        681
5.001 - 5.500                      231    65,169,270       19.84      5.941         358      80.04        674
5.501 - 6.000                      310    84,542,276       25.74      6.176         358      79.65        662
6.001 - 6.500                      284    73,471,693       22.37      6.537         358      79.94        675
6.501 - 7.000                      215    53,340,123       16.24      6.899         358      79.87        678
7.001 - 7.500                       75    14,688,704        4.47      7.194         358      79.94        666
7.501 - 8.000                       50    11,617,636        3.54      7.484         358      79.60        652
8.001 - 8.500                       14     2,777,781        0.85      7.518         358      79.97        654
8.501 - 9.000                       10     1,556,425        0.47      8.342         358      77.40        678
9.001 - 9.500                        1        75,924        0.02      9.450         358      80.00        604
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.375
Maximum: 9.125
Non-Zero Weighted Average: 6.140


9. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Minimum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
<=5.000                              4     1,607,811        0.49      4.168         334      80.00        736
5.001 - 5.500                       81    25,510,612        7.77      5.352         358      79.91        685
5.501 - 6.000                      263    75,843,486       23.09      5.853         358      79.84        673
6.001 - 6.500                      339    83,909,083       25.54      6.310         358      79.86        668
6.501 - 7.000                      313    79,931,827       24.33      6.792         358      79.93        669
7.001 - 7.500                      116    27,411,344        8.34      7.291         358      79.65        666
7.501 - 8.000                       95    18,508,526        5.63      7.762         358      79.75        667
8.001 - 8.500                       23     4,718,441        1.44      8.265         358      79.86        655
8.501 - 9.000                        9     1,775,237        0.54      8.797         358      77.72        643
9.001 - 9.500                        2       205,385        0.06      9.229         358      80.00        590
9.501 - 10.000                       1        55,466        0.02      9.550         358      80.00        534
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.990
Maximum: 9.550
Non-Zero Weighted Average: 6.449


10. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Range of Maximum              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgage Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
<= 12.500                          347   102,718,391       31.27      5.702         357      79.86        677
12.501 - 13.000                    341    84,355,644       25.68      6.310         358      79.86        667
13.001 - 13.500                    313    79,951,730       24.34      6.791         358      79.93        669
13.501 - 14.000                    116    27,528,702        8.38      7.300         358      79.65        666
14.001 - 14.500                     94    18,168,221        5.53      7.765         358      79.75        667
14.501 - 15.000                     23     4,718,441        1.44      8.265         358      79.86        655
15.001 - 15.500                      9     1,775,237        0.54      8.797         358      77.72        643
15.501 - 16.000                      2       205,385        0.06      9.229         358      80.00        590
16.001 - 16.500                      1        55,466        0.02      9.550         358      80.00        534
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 9.490
Maximum: 16.050
Non-Zero Weighted Average: 12.947


11. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
1                                   10     2,755,203        0.84      5.987         344      80.00        686
1.5                                 41     9,982,220        3.04      6.800         358      79.54        662
3                                1,150   294,227,697       89.57      6.452         358      79.84        670
5                                   45    12,512,099        3.81      6.182         358      79.97        683
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 3.014


12. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
1                                1,246   319,477,218       97.25      6.448         358      79.84        670
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


13. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Next Rate                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Adjustment Dates               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    49     9,027,039        2.75      6.638         358      78.26        666
Aug-05                               1       636,000        0.19      2.990         297      80.00        810
Oct-05                               1       136,912        0.04      8.000         357      80.00        788
Nov-05                               1       455,354        0.14      7.750         358      80.00        661
Mar-07                               1       181,760        0.06      6.700         356      80.00        661
Apr-07                             218    56,806,626       17.29      6.521         357      79.88        666
May-07                             941   239,860,275       73.02      6.458         358      79.84        670
Jun-07                               1       402,176        0.12      5.625         359      80.00        701
Mar-08                               1       140,548        0.04      6.850         356      80.00        664
Apr-08                               1       303,336        0.09      7.625         357      80.00        640
May-08                              18     4,215,933        1.28      6.192         358      78.75        666
Apr-10                               9     2,300,511        0.70      6.121         357      80.00        687
May-10                              53    14,037,786        4.27      6.199         358      79.97        683
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


14. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution of    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Mortgaged Properties           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
California                         588   190,390,201       57.96      6.321         358      79.80        672
Maryland                            72    17,259,265        5.25      6.597         358      79.81        666
Florida                             90    16,406,496        4.99      6.657         358      79.64        666
Virginia                            51    13,571,271        4.13      6.780         358      79.84        671
Washington                          55    10,422,779        3.17      6.187         358      80.00        652
Arizona                             52    10,361,669        3.15      6.644         358      80.00        686
Texas                               74     9,997,294        3.04      6.946         358      79.94        666
New York                            32     9,935,581        3.02      6.647         358      79.46        669
Nevada                              41     9,269,734        2.82      6.630         358      79.48        690
Illinois                            36     7,253,182        2.21      6.835         358      80.00        674
New Jersey                          22     5,724,970        1.74      6.375         358      80.00        683
Tennessee                           17     2,134,737        0.65      6.962         358      79.67        651
Colorado                            13     2,112,171        0.64      6.239         358      80.00        641
Massachusetts                        9     2,076,079        0.63      6.393         358      80.00        670
Connecticut                         10     1,928,582        0.59      6.512         358      80.00        645
Other                              133    19,660,246        5.98      6.675         358      79.69        657
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 39


15. Occupancy

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Primary                          1,246   318,159,465       96.85      6.437         358      79.87        669
Second Home                         44     9,185,827        2.80      6.941         358      78.62        709
Investment                           5     1,158,964        0.35      7.021         358      70.44        691
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


16. Property Type

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Single Family Residence            859   224,341,821       68.29      6.415         358      79.80        670
Planned Unit Development           216    52,500,562       15.98      6.559         358      79.77        671
Condominium                        188    42,561,624       12.96      6.450         358      79.99        671
2-4 Family                          32     9,100,250        2.77      6.813         358      78.98        670
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


17. Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Purchase                         1,063   266,098,152       81.00      6.473         358      79.87        675
Refinance - Cashout                209    56,001,679       17.05      6.358         358      79.55        650
Refinance - Rate Term               23     6,404,425        1.95      6.457         358      78.76        668
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


18. Documentation Level

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
Stated Documentation               568   147,505,079       44.90      6.852         358      79.66        680
Full Documentation                 550   129,691,286       39.48      6.153         358      79.90        662
Limited Documentation              177    51,307,891       15.62      6.066         358      79.93        663
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


19. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
500 - 524                            1       232,000        0.07      6.550         358      80.00        522
525 - 549                            2       281,066        0.09      6.693         358      80.00        541
550 - 574                            3       361,331        0.11      7.641         357      79.03        560
575 - 599                           38     9,202,878        2.80      6.453         358      80.35        589
600 - 624                          231    54,339,248       16.54      6.597         358      79.80        613
625 - 649                          238    57,426,448       17.48      6.520         358      79.54        638
650 - 674                          267    69,751,621       21.23      6.456         358      79.80        662
675 - 699                          209    54,320,574       16.54      6.367         358      79.93        688
700 - 724                          119    32,038,862        9.75      6.363         358      79.76        712
725 - 749                           91    24,947,706        7.59      6.380         358      79.87        735
750 - 774                           68    17,400,637        5.30      6.454         358      79.77        761
775 - 799                           25     7,199,767        2.19      6.389         358      80.00        785
800 +                                3     1,002,120        0.31      3.971         319      80.00        808
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 522
Maximum: 810
Non-Zero Weighted Average: 670


20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                  318    82,954,150       25.25      6.713         357      79.88        677
12                                  40    11,530,414        3.51      6.702         358      79.07        677
24                                 865   220,088,979       67.00      6.347         358      79.87        667
36                                  72    13,930,713        4.24      6.375         358      78.82        677
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
Lien                          Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
1st Lien                         1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------


22. Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                        Pool by
                                          Aggregate    Aggregate   Weighted   Weighted    Weighted
                               Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                 of         Date         Date       Gross     Remaining   Combined   Average
                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------
0                                  776   176,494,249       53.73      6.672         358      79.64        671
60                                 517   151,059,607       45.98      6.214         358      79.98        669
120                                  2       950,400        0.29      3.862         317      80.00        760
-------------------------------------------------------------------------------------------------------------
Total:                           1,295   328,504,257      100.00      6.453         358      79.80        670
-------------------------------------------------------------------------------------------------------------